                                    AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

AMERICAN SKANDIA

LIFE ASSURANCE CORP.

Single Premium Immediate Annuity

PROSPECTUS : MAY 1, 2006

This Prospectus describes a single premium variable adjustable immediate annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. The Annuity or certain of its investment options may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. For more information about variations applicable to your state, please refer to your Annuity contract or consult your Financial Professional. Certain capitalized terms are either defined in the Glossary of Terms or in the context of the particular section of this Prospectus.

 American Skandia offers several different variable adjustable immediate annuities which your Financial Professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection and the ability to access your Annuity's Income Base. The fees and charges you pay and compensation paid to your Financial Professional may also be different between each annuity.
The Sub-accounts
--------------------------------------------------------------------------------
Each Sub-account of American Skandia Life Assurance Corporation Variable
Account B invests in a underlying mutual fund portfolio. Currently available portfolios are: AIM Variable Insurance Funds Inc., American Skandia Trust, Evergreen Variable Annuity Trust, First Defined Portfolio Fund LLC, Gartmore Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, Rydex Variable Trust and Wells Fargo Variable Trust. See the following page for a complete list of Sub-accounts.
Please Read This Prospectus
--------------------------------------------------------------------------------
Please read this Prospectus and the current Prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a surrender adjustment if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Income Base and whether the Annuity's liquidity features will satisfy that need.
Available Information
--------------------------------------------------------------------------------
We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 64. This Prospectus is part of the registration statement we filed with the SEC regarding this offering.
Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 100 F Street
N.E., Washington, D.C., 20549. (See SEC file number 333-91629 for VIAS and 333-9163 for VIAG). These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.
For Further Information call:
--------------------------------------------------------------------------------

  1-800-752-6342.
This Annuity is NOT a deposit or an obligation of, or issued, guaranteed or endorsed by, any bank, is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this Annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.
These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
This Annuity provides certain credits to the owner based on the age of the youngest Annuitant, as described more fully on page 39. These credits are provided in lieu of varying the Annuity's expenses to primarily reflect the expected different persistency rates of the Annuitants' ages.

Prospectus Dated: May 1, 2006          Statement of Additional Information Dated: May 1, 2006
VIASGPROS506                                                                          VIAPROS

 PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

AMERICAN SKANDIA TRUST
  AST Advanced Strategies
  AST Aggressive Asset Allocation
  AST AllianceBernstein Core Value
  AST AllianceBernstein Managed Index 500
  AST AllianceBernstein Growth & Income
  AST American Century Income & Growth
  AST American Century Strategic Balanced
  AST Balanced Asset Allocation
  AST Capital Growth Asset Allocation
  AST Cohen & Steers Realty
  AST Conservative Asset Allocation
  AST DeAM Large-Cap Value
  AST DeAM Small-Cap Growth
  AST DeAM Small-Cap Value
  AST Federated Aggressive Growth
  AST First Trust Balanced Target
  AST First Trust Capital Appreciation Target
  AST Global Allocation Portfolio
  AST Goldman Sachs Concentrated Growth
  AST Goldman Sachs Mid-Cap Growth
  AST Goldman Sachs Small-Cap Value
  AST High Yield
  AST JPMorgan International Equity
  AST Large-Cap Value
  AST Lord Abbett Bond Debenture
  AST LSV International Value
  AST Marsico Capital Growth
  AST MFS Global Equity
  AST MFS Growth
  AST Mid-Cap Value
  AST Money Market
  AST Neuberger Berman Mid-Cap Growth
  AST Neuberger Berman Mid-Cap Value
  AST PIMCO Limited Maturity Bond
  AST PIMCO Total Return Bond
  AST Preservation Asset Allocation
  AST Small-Cap Growth
  AST Small-Cap Value
  AST T. Rowe Price Asset Allocation
  AST T. Rowe Price Large-Cap Growth
  AST T. Rowe Price Global Bond
  AST T. Rowe Price Natural Resources
  AST William Blair International Growth

AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Dynamics Fund -- Series I shares
  AIM V.I. Financial Services Fund -- Series I shares
  AIM V.I. Global Health Care Fund -- Series I shares
  AIM V.I. Technology Fund -- Series I shares

EVERGREEN VARIABLE ANNUITY TRUST
  Growth
  International Equity
  Omega

FIRST DEFINED PORTFOLIO FUND, LLC
  First Trust(R) 10 Uncommon Values
  Global Dividend Target 15
  NASDAQ(R) Target 15
  S&P(R) Target 24
  Target Managed VIP
  The Dow Target Dividend
  The Dow/SM/ DART 10
  Value Line(R) Target 25

GARTMORE VARIABLE INVESTMENT TRUST
  GVIT Developing Markets

PROFUND VP
  Access VP High Yield
  Asia 30
  Banks
  Basic Materials
  Bear
  Biotechnology
  Bull
  Consumer Goods
  Consumer Services
  Europe 30
  Financials
  Health Care
  Industrials
  Internet
  Japan
  Large-Cap Growth
  Large-Cap Value
  Mid-Cap Growth
  Mid-Cap Value
  Oil & Gas
  OTC
  Pharmaceuticals
  Precious Metals
  Real Estate
  Rising Rates Opportunity
  Semiconductor
  Short Mid-Cap
  Short OTC
  Short Small-Cap
  Small-Cap Growth
  Small-Cap Value
  Technology
  Telecommunications
  U.S. Government Plus
  UltraBull
  UltraMid-Cap
  UltraOTC
  UltraSmall-Cap
  Utilities

RYDEX VARIABLE TRUST
  Nova
  OTC
  Rydex Inverse S&P 500

THE PRUDENTIAL SERIES FUND
  SP William Blair International Growth

WELLS FARGO VARIABLE TRUST ADVANTAGE
  Wells Fargo Advantage VT C&B Large Cap Value
  Wells Fargo Advantage VT Equity Income

Contents

Introduction.........................................................................  1
 Why Would I Choose to Purchase This Annuity?........................................  1
 What Are Some of the Key Features of This Annuity?..................................  1
 How Do I Purchase This Annuity?.....................................................  1
Glossary of Terms....................................................................  2
Summary of Contract Fees and Charges.................................................  4
Expense Examples..................................................................... 11
Highlights........................................................................... 12
 What is an Immediate Annuity?....................................................... 12
 What is a Variable Immediate Annuity?............................................... 12
 Why is This Variable Immediate Annuity Adjustable?.................................. 12
 How Does This Annuity Generally Differ from Other Variable Immediate Annuities?..... 12
 How Does This Variable Immediate Annuity Generally Differ from Systematic Withdrawal
   Programs?......................................................................... 12
 What is the Optional Guarantee Feature?............................................. 12
Investment Options................................................................... 13
 What Are the Investment Objectives and Policies of the Portfolios?.................. 13
Fees and Charges..................................................................... 36
 What Are the Annuity Fees and Charges?.............................................. 36
 What Charges are Deducted from the Separate Account?................................ 36
 What Fees and Expenses are Incurred by the Portfolios?.............................. 37
 Exceptions/Reductions to Fees and Charges........................................... 37
Purchasing Your Annuity.............................................................. 38
 What Are the Requirements for Purchasing the Annuity?............................... 38
 May I Return the Annuity if I Change My Mind?....................................... 39
 Will I Receive Credits on my Premium?............................................... 39
Managing Your Annuity................................................................ 40
 Are There Restrictions or Charges on Transfers Between Sub-Accounts?................ 40
 May I Give My Financial Professional Permission to Forward Transaction Instructions? 40
 May I Authorize My Third Party Investment Advisor to Manage My Account?............. 40
 Am I Required to Participate in an Asset Allocation Program?........................ 41
 Are Any Other Asset Allocation Programs Available?.................................. 41
 Do You Offer Any Other Automatic Rebalancing Programs?.............................. 41
Access to Cash Value................................................................. 43
 May I Surrender All or Part of My Annuity?.......................................... 43
 What if My Inheritance Period is Zero, May I Still Make a Full or Partial Surrender? 43
Valuing Your Investment.............................................................. 44
 How is My Income Base Determined?................................................... 44
 How and When Do You Value the Sub-Accounts?......................................... 44
 When Do You Process and Value Transactions?......................................... 44
Annuity Benefits..................................................................... 46
 What are the Benefits of This Annuity?.............................................. 46
 How Do We Calculate Your Annuity Payment?........................................... 46
 Initial Annuity Payment............................................................. 46
 Can I Decrease the Cash Value Trigger?.............................................. 47
 Can You Illustrate How Annuity Payments are Made?................................... 48
 When are Annuity Payments Made?..................................................... 50
 May I Convert Annuity Payments to Fixed Payments?................................... 50
 Who Receives the Annuity Payment?................................................... 50
 What Happens When the Annuitant Dies?............................................... 50

                                      (i)

Contents

 What Happens When the Owner Dies?............................................................  50
 When Do Annuity Payments for a Beneficiary Start?............................................  50
 If Annuity Payments are to be Paid to a Beneficiary, What Determines the Annuity Payment Each
   Month and How Long Will the Annuity Payments be Paid to the Beneficiary?...................  50
 What Documentation is Required to Receive Annuity Payments?..................................  50
 Payments and Payees..........................................................................  51
Tax Considerations............................................................................  52
General Information...........................................................................  59
 How Will I Receive Statements and Reports?...................................................  59
 Who Is American Skandia?.....................................................................  59
 What Are Separate Accounts?..................................................................  59
 What is the Legal Structure of the Portfolios?...............................................  60
 Who Distributes Annuities Offered by American Skandia?.......................................  61
 Financial Statements.........................................................................  62
 How to Contact Us............................................................................  62
 Indemnification..............................................................................  63
 Legal Proceedings............................................................................  63
Contents of the Statement of Additional Information...........................................  64
Appendix A -- Condensed Financial Information About Separate Account B........................ A-1
Appendix B -- Additional Information on Asset Allocation Programs............................. B-1

                                     (ii)

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Introduction

Why Would I Choose to Purchase This Annuity?
--------------------------------------------------------------------------------
This Annuity is frequently used for retirement income. It is generally intended to be used to "roll-over" existing funds from an IRA, SEP-IRA, Roth IRA or a Tax Sheltered Annuity (or 403(b)). This Annuity may also be used in connection with retirement plans that do not qualify under the sections of the Code noted above. This Annuity also may be used as an annuitization or settlement option under any deferred annuity or life insurance policy issued by American Skandia. This Annuity allows you to invest your money in a number of variable investment options while receiving monthly payments from this Annuity.

What Are Some of the Key Features of This Annuity?
--------------------------------------------------------------------------------
.. One premium.
.. Monthly payments that may increase, decrease, or remain the same.
.. Adjustable benefits.
.. First payment within 60 days of the date of issue.
.. Monthly payments over the life of the Annuitant(s) after the first payment. .. Monthly payments are cushioned against market volatility using a special stabilization procedure.
.. Death Benefit options. After an Annuitant's death, the Annuity generally may provide Annuity Payments, or, alternatively, a lump sum, to the Beneficiary(ies).
.. Optional Guarantee Feature. Monthly payments will not be less than a guaranteed payment amount (which is the initial payment amount) while the Annuitant(s) is alive.
.. Transfers between investment options are tax free. Currently, you may generally make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Income Base as your financial needs and investment performance change. Asset Allocation is required if you select the Optional Guarantee Feature.

How Do I Purchase This Annuity?
--------------------------------------------------------------------------------
We sell this Annuity through licensed, registered Financial Professionals. We may require that you submit certain forms to us before we issue an Annuity, including evidence of the age of the Annuitant(s). Unless we agree otherwise and subject to our rules, the minimum Premium payment is $35,000. Unless we agree otherwise and subject to our rules, the Annuitant (or the youngest Annuitant, as applicable) may not be older than age 90 on the issue date of this Annuity, except when the Annuity is used as an annuitization or settlement option.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Glossary of Terms

Many terms used within this Prospectus are described within the text where they appear.

ANNUITANT is the person(s) upon whose life(s) the Annuity is issued.

ANNUITY is the contract(s) or group certificate(s) offered pursuant to this Prospectus.

ANNUITY DATE is the date Annuity Payments are to begin.

ANNUITY PAYMENTS are the periodic payments due during the life of the Annuitant and any payments due for the benefit of a Beneficiary(ies) after the Annuitant's death.

ANNUITY PAYMENT AMOUNT is the dollar amount of each Annuity Payment. Annuity Payment Amounts can vary each month but cannot decrease while there is Cash Value.

ANNUITY PAYMENT DATE is the date each month Annuity Payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1/st /and the 28/th /day of the month following the 30/th/ day after issue of the Annuity. The Annuity Payment Date may not be changed on or after the Issue Date.

ANNUITY YEARS are continuous 12-month periods commencing on the Issue Date and each anniversary of the Issue Date.

BENCHMARK RATE is an assumed rate of return used in determining the Annuity Factors and the Schedule of Units. We may use different rates for different classes of purchasers.

BENEFICIARY(IES) is the person(s) who may receive death proceeds or guaranteed payment under this Annuity when there is no longer a living Annuitant(s). Unless otherwise specified, the Beneficiary refers to all persons designated as such for your Annuity.

CASH VALUE is any amount available for surrender or as a lump sum death benefit.

CODE is the Internal Revenue Code of 1986, as amended from time to time.

CREDITS are an amount we add to your Income Base at the time the net Premium is allocated to a Sub-account.

GUARANTEED ANNUITY PAYMENT AMOUNT is the guaranteed minimum amount payable each Annuity Payment Date before the Inheritance Date. This amount is reduced proportionately by any partial surrender. This guaranteed amount is only available if the Optional Guarantee Feature is selected.

INCOME BASE (referred to as Contract Value in your contract) is the value of each allocation to a Sub-account, plus any earnings and any adjustments made based on whether the Annuitant(s) is alive and/or less any losses, distributions, and charges thereon. Income Base is determined separately for each Sub-account, and then totaled to determine the Income Base for your Annuity. The Income Base is always more than the Cash Value.

INHERITANCE DATE is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

INHERITANCE PERIOD is a variable period of time during which Annuity Payments are due.

ISSUE DATE is the effective date of your Annuity.

NET INVESTMENT PERFORMANCE is the investment performance of the Units in each Sub-account.

OPTIONAL GUARANTEE FEATURE is the option chosen by you to guarantee that while the Annuitant is alive, the Annuity Payment Amount will not be less than the Guaranteed Annuity Payment Amount.

OWNER is either an entity or person who may exercise the ownership rights provided under the Annuity. If a certificate representing interests in a group annuity contract is issued, the rights, benefits, and requirements of, and the events relating to, an Owner, as described in this Prospectus, will be your rights as participant in such group annuity contract. Unless otherwise specified, Owner refers to all persons or entities designated as such for your Annuity.

PORTFOLIO is a mutual fund or a series of a mutual fund in which the Sub-account where you have chosen to allocate your Income Base invests. When you allocate Income Base to a Sub-account, you are a beneficial owner of Portfolio shares and have a right to vote on matters that pertain to the Portfolio.

PREMIUM is cash consideration at or before the Issue Date you give to us for certain rights, privileges, and benefits in relation to our obligations under the Annuity.

SEPARATE ACCOUNT is an account owned by us where we allocate assets in relation to our obligations pursuant to the Annuity.

SUB-ACCOUNT is a division of a Separate Account where you chose to allocate your Income Base.

SURRENDER ADJUSTMENT is a reduction made to your contract values upon a full or partial surrender (including situations where the cash value is paid to a beneficiary).

UNITS are the measure used to determine benefits for a given Sub-account under this Annuity. When you choose a Sub-account the portion of the Net Premium you allocate to that investment, or the portion of the Income Base you transferred into that investment at some later date, is converted into Units.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS


UNIT VALUE is the measure we use to determine the performance of a Sub-account. It is the value of each Unit as of each Valuation Day. It also reflects the investment experience of the Portfolio minus any insurance charges and charges for taxes.

VALUATION DAY is any day the New York Stock Exchange is open for trading or any other day that the Securities and Exchange Commission requires securities to be valued.

VALUATION PERIOD is the period of time between the close of business of the New York Stock Exchange on successive Valuation Days.

"we", "us", "our" or "the Company" means American Skandia Life Assurance Corporation.

"you" or "your" means the Owner.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Summary of Contract Fees and Charges

Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed directly against your Annuity while other charges are assessed against assets allocated to the Sub-accounts. The fee that is assessed against the Annuity is the Transfer Fee, for transfers over maximum number permitted per year. The charges that are assessed against the Sub-accounts are the Mortality and Expense risk charge and a charge for Administration of the Annuity. Each Portfolio assesses a charge for investment management, other expenses and with some mutual funds, a 12b-1 charge. A summary is provided on the following page. The prospectus for each portfolio provides more detailed information about the expenses for the underlying mutual funds. Tax charges may vary by state and in certain states, a tax charge may be applicable.

The following table provides a summary of the fees and charges you will pay if you surrender the Annuity or transfer Income Base among investment options. These fees and charges are described in more detail within this Prospectus.

YOUR TRANSACTION FEES AND CHARGES
-------------------------------------------------------------------------------------------------
(ASSESSED AGAINST THE ANNUITY)

           FEE/CHARGE                                     AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------

Contingent Deferred Sales Charge    There is a surrender adjustment to your contract value upon surrender or partial withdrawal. The surrender adjustment is calculated by discounting the value of future annuity payments.
                                       The applicable discount rate is the Benchmark Rate.*
-------------------------------------------------------------------------------------------------

Transfer Fee**                                                  $10
-------------------------------------------------------------------------------------------------

Tax Charge***                      Up to 3.5% of your premium, depending on the requirements, of the applicable jurisdiction.
-------------------------------------------------------------------------------------------------

* The applicable Benchmark Rate is set forth in your Annuity Contract.
** Currently, we deduct the fee after the 20/th /transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 12.
*** This charge is generally taken at the time you purchase your contract.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS


The following table provides a summary of the periodic fees and charges you will pay while you own the Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

YOUR PERIODIC FEES AND CHARGES
----------------------------------------------------------------------------------------
ANNUAL FEES/CHARGES ASSESSED AGAINST THE ANNUITY

              FEE/CHARGE                                 AMOUNT DEDUCTED
----------------------------------------------------------------------------------------

Annual Maintenance Fee                         There is no Annual Maintenance Fee.
----------------------------------------------------------------------------------------

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNT*
----------------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

              FEE/CHARGE                                 AMOUNT DEDUCTED
----------------------------------------------------------------------------------------

Mortality & Expense Risk Charge**                             1.10%
----------------------------------------------------------------------------------------

Administration Charge**                                       0.15%
----------------------------------------------------------------------------------------

Total Annual Charges of the Sub-accounts 1.25% per year of the value of each Sub-account
----------------------------------------------------------------------------------------

ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS
WITH THE OPTIONAL GUARANTEE FEATURE*
----------------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SUB-ACCOUNTS)

              FEE/CHARGE                                 AMOUNT DEDUCTED
----------------------------------------------------------------------------------------

Mortality & Expense Risk Charge**                             2.10%
----------------------------------------------------------------------------------------

Administration Charge**                                       0.15%
----------------------------------------------------------------------------------------

Total Annual Charges of the Sub-accounts 2.25% per year of the value of each Sub-account
----------------------------------------------------------------------------------------

* These charges are deducted daily and apply to Sub-accounts only.
** The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Summary of Contract Fees and Charges continued

The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2005. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

           WITHOUT OPTIONAL GUARANTEE FEATURE:
           TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
           ---------------------------------------------------------
                                                     MINIMUM MAXIMUM
           ---------------------------------------------------------
               Total Portfolio Operating Expense      0.63%  2.48%

           WITH OPTIONAL GUARANTEE FEATURE:
           TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
           ---------------------------------------------------------
                                                     MINIMUM MAXIMUM
           ---------------------------------------------------------
               Total Portfolio Operating Expense      0.63%  1.33%

The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2005, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnote. The following expenses are deducted by the underlying Portfolio before it provides American Skandia with the daily net asset value. The underlying Portfolio information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS


UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------------------
(AS A PERCENTAGE OF THE AVERAGE NET ASSETS OF THE UNDERLYING PORTFOLIOS)
                                                                     FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                                TOTAL ANNUAL
                                                                MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
                  UNDERLYING PORTFOLIO                             FEES    EXPENSES/1/ FEES       EXPENSES

American Skandia Trust/2,3/
----------------------------------------------------------------------------------------------------------------
      AST Advanced Strategies                                     0.85%      0.18%     0.00%        1.03%
      AST Aggressive Asset Allocation/4/                          1.04%      0.29%     0.00%        1.33%
      AST AllianceBernstein Core Value                            0.75%      0.19%     0.00%        0.94%
      AST AllianceBernstein Managed Index 500/5/                  0.60%      0.17%     0.00%        0.77%
      AST AllianceBernstein Growth & Income                       0.75%      0.13%     0.00%        0.88%
      AST American Century Income & Growth                        0.75%      0.18%     0.00%        0.93%
      AST American Century Strategic Balanced                     0.85%      0.23%     0.00%        1.08%
      AST Balanced Asset Allocation/4/                            0.95%      0.20%     0.00%        1.15%
      AST Capital Growth Asset Allocation/4/                      1.00%      0.20%     0.00%        1.20%
      AST Cohen & Steers Realty                                   1.00%      0.18%     0.00%        1.18%
      AST Conservative Asset Allocation/4/                        0.94%      0.24%     0.00%        1.18%
      AST DeAM Large-Cap Value                                    0.85%      0.22%     0.00%        1.07%
      AST DeAM Small-Cap Growth                                   0.95%      0.20%     0.00%        1.15%
      AST DeAM Small-Cap Value                                    0.95%      0.24%     0.00%        1.19%
      AST Federated Aggressive Growth                             0.95%      0.17%     0.00%        1.12%
      AST First Trust Balanced Target                             0.85%      0.19%     0.00%        1.04%
      AST First Trust Capital Appreciation Target                 0.85%      0.19%     0.00%        1.04%
      AST Global Allocation/6/                                    0.86%      0.23%     0.00%        1.09%
      AST Goldman Sachs Concentrated Growth                       0.90%      0.16%     0.00%        1.06%
      AST Goldman Sachs Mid-Cap Growth                            1.00%      0.18%     0.00%        1.18%
      AST Goldman Sachs Small-Cap Value                           0.95%      0.22%     0.00%        1.17%
      AST High Yield/7/                                           0.75%      0.19%     0.00%        0.94%
      AST JPMorgan International Equity                           0.88%      0.19%     0.00%        1.07%
      AST Large-Cap Value/8/                                      0.75%      0.16%     0.00%        0.91%
      AST Lord Abbett Bond Debenture                              0.80%      0.17%     0.00%        0.97%
      AST LSV International Value                                 1.00%      0.26%     0.00%        1.26%
      AST Marsico Capital Growth                                  0.90%      0.13%     0.00%        1.03%
      AST MFS Global Equity                                       1.00%      0.26%     0.00%        1.26%
      AST MFS Growth                                              0.90%      0.18%     0.00%        1.08%
      AST Mid-Cap Value/9/                                        0.95%      0.22%     0.00%        1.17%
      AST Money Market/10/                                        0.50%      0.13%     0.00%        0.63%
      AST Neuberger Berman Mid-Cap Growth/1 1/                    0.90%      0.18%     0.00%        1.08%
      AST Neuberger Berman Mid-Cap Value                          0.89%      0.14%     0.00%        1.03%
      AST PIMCO Limited Maturity Bond                             0.65%      0.15%     0.00%        0.80%
      AST PIMCO Total Return Bond                                 0.65%      0.15%     0.00%        0.80%
      AST Preservation Asset Allocation/4/                        0.89%      0.38%     0.00%        1.27%
      AST Small-Cap Growth                                        0.90%      0.25%     0.00%        1.15%
      AST Small-Cap Value/12/                                     0.90%      0.17%     0.00%        1.07%
      AST T. Rowe Price Asset Allocation                          0.85%      0.23%     0.00%        1.08%
      AST T. Rowe Price Large-Cap Growth/13/                      0.90%      0.21%     0.00%        1.11%
      AST T. Rowe Price Global Bond                               0.80%      0.21%     0.00%        1.01%
      AST T. Rowe Price Natural Resources                         0.90%      0.18%     0.00%        1.08%
      AST William Blair International Growth                      1.00%      0.18%     0.00%        1.18%

AIM Variable Insurance Funds/14/
----------------------------------------------------------------------------------------------------------------
      AIM V.I. Dynamics Fund -- Series I shares                   0.75%      0.42%     0.00%        1.17%
      AIM V.I. Financial Services Fund -- Series I shares         0.75%      0.37%     0.00%        1.12%
      AIM V.I. Global Health Care Fund -- Series I shares         0.75%      0.33%     0.00%        1.08%
      AIM V.I. Technology Fund -- Series I shares                 0.75%      0.37%     0.00%        1.12%

Evergreen Variable Annuity Trust
----------------------------------------------------------------------------------------------------------------
      Growth                                                      0.70%      0.22%     0.00%        0.92%
      International Equity                                        0.41%      0.30%     0.00%        0.71%
      Omega                                                       0.52%      0.19%     0.00%        0.71%

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Summary of Contract Fees and Charges continued

                                                   FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                              TOTAL ANNUAL
                                              MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
          UNDERLYING PORTFOLIO                   FEES    EXPENSES/1/ FEES       EXPENSES

First Defined Portfolio Fund, LLC/15,16/
----------------------------------------------------------------------------------------------
      First Trust(R) 10 Uncommon Values         0.60%      0.84%     0.25%        1.69%
      Global Dividend Target 15                 0.60%      0.76%     0.25%        1.61%
      NASDAQ(R) Target 15                       0.60%      0.98%     0.25%        1.83%
      S&P(R) Target 24                          0.60%      0.73%     0.25%        1.58%
      Target Managed VIP                        0.60%      0.63%     0.25%        1.48%
      The Dow Target Dividend                   0.60%      0.67%     0.25%        1.52%
      The Dow/SM/ DART 10                       0.60%      0.74%     0.25%        1.59%
      Value Line(R) Target 25                   0.60%      0.64%     0.25%        1.49%

Gartmore Variable Investment Trust/17/
----------------------------------------------------------------------------------------------
      GVIT Developing Markets                   1.05%      0.37%     0.25%        1.67%

ProFund VP/18/
----------------------------------------------------------------------------------------------
      Access VP High Yield                      0.75%      1.13%     0.25%        2.13%
      Asia 30                                   0.75%      0.82%     0.25%        1.82%
      Banks                                     0.75%      1.03%     0.25%        2.03%
      Basic Materials                           0.75%      0.91%     0.25%        1.91%
      Bear                                      0.75%      0.86%     0.25%        1.86%
      Biotechnology                             0.75%      0.92%     0.25%        1.92%
      Bull                                      0.75%      0.78%     0.25%        1.78%
      Consumer Goods                            0.75%      1.08%     0.25%        2.08%
      Consumer Services                         0.75%      1.48%     0.25%        2.48%
      Europe 30                                 0.75%      0.76%     0.25%        1.76%
      Financials                                0.75%      0.92%     0.25%        1.92%
      Health Care                               0.75%      0.89%     0.25%        1.89%
      Industrials                               0.75%      1.17%     0.25%        2.17%
      Internet                                  0.75%      0.92%     0.25%        1.92%
      Japan                                     0.75%      0.83%     0.25%        1.83%
      Large-Cap Growth                          0.75%      0.94%     0.25%        1.94%
      Large-Cap Value                           0.75%      1.00%     0.25%        2.00%
      Mid-Cap Growth                            0.75%      0.89%     0.25%        1.89%
      Mid-Cap Value                             0.75%      0.87%     0.25%        1.87%
      Oil & Gas                                 0.75%      0.86%     0.25%        1.86%
      OTC                                       0.75%      0.84%     0.25%        1.84%
      Pharmaceuticals                           0.75%      0.93%     0.25%        1.93%
      Precious Metals                           0.75%      0.86%     0.25%        1.86%
      Real Estate                               0.75%      0.89%     0.25%        1.89%
      Rising Rates Opportunity                  0.75%      0.73%     0.25%        1.73%
      Semiconductor                             0.75%      0.98%     0.25%        1.98%
      Short Mid-Cap                             0.75%      1.28%     0.25%        2.28%
      Short OTC                                 0.75%      0.85%     0.25%        1.85%
      Short Small-Cap                           0.75%      0.90%     0.25%        1.90%
      Small-Cap Growth                          0.75%      0.85%     0.25%        1.85%
      Small-Cap Value                           0.75%      0.91%     0.25%        1.91%
      Technology                                0.75%      0.89%     0.25%        1.89%
      Telecommunications                        0.75%      0.91%     0.25%        1.91%
      U.S. Government Plus                      0.50%      0.84%     0.25%        1.59%
      UltraBull                                 0.75%      0.88%     0.25%        1.88%
      UltraMid-Cap                              0.75%      0.91%     0.25%        1.91%
      UltraOTC                                  0.75%      0.85%     0.25%        1.85%
      UltraSmall-Cap                            0.75%      0.91%     0.25%        1.91%
      Utilities                                 0.75%      0.89%     0.25%        1.89%

Rydex Variable Trust
----------------------------------------------------------------------------------------------
      Nova                                      0.75%      0.78%     0.00%        1.53%
      OTC                                       0.75%      0.75%     0.00%        1.50%
      Rydex Inverse S&P 500                     0.90%      0.80%     0.00%        1.70%

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                              FOR THE YEAR ENDED DECEMBER 31, 2005
                                                                                         TOTAL ANNUAL
                                                         MANAGEMENT   OTHER     12B-1 PORTFOLIO OPERATING
               UNDERLYING PORTFOLIO                         FEES    EXPENSES/1/ FEES       EXPENSES

The Prudential Series Fund
---------------------------------------------------------------------------------------------------------
      SP William Blair International Growth                0.85%      0.13%     0.00%        0.98%

Wells Fargo Variable Trust/19/
---------------------------------------------------------------------------------------------------------
      Wells Fargo Advantage VT C&B Large Cap Value         0.55%      0.37%     0.25%        1.17%
      Wells Fargo Advantage VT Equity Income/20/           0.55%      0.25%     0.25%        1.05%

1: As noted above, shares of the Portfolios generally are purchased through variable insurance products. Many of the Portfolios and/or their investment advisers and/or distributors have entered into arrangements with us as the issuer of each Annuity under which they compensate us for providing ongoing services in lieu of the Trust providing such services. Amounts paid by a Portfolio under those arrangements are included under "Other Expenses." For more information see the prospectus for each underlying portfolio and, "Service Fees payable to American Skandia," later in this prospectus.
2: The total actual operating expenses for certain of the Portfolios listed above for the year ended December 31, 2005 were less than the amounts shown in the table above, due to fee waivers, reimbursement of expenses, and expense offset arrangements ("Arrangements"). These Arrangements are voluntary and may be terminated at any time. In addition, the Arrangements may be modified periodically. For more information regarding the Arrangements, please see the prospectus and statement of additional information for the Portfolios.
3: Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust's Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. 4:a. Each Asset Allocation Portfolio invests primarily in shares of one or more
  AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by an Asset Allocation Portfolio is a 0.15% fee paid to the investment managers. The management fee shown in the chart for each Asset Allocation Portfolio includes: (i) the 0.15% management fee to be paid by the Asset Allocation Portfolio to the investment managers plus (ii) a weighted average estimate of the management fees to be paid by the Underlying Portfolios to the investment managers, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2005 using the management fee rates shown in the chart above.
  b. The other expenses shown in the chart for each Asset Allocation Portfolio include: (i) an estimate of expenses other than management fees ("other expenses") paid by the Asset Allocation Portfolio plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios, which are borne indirectly by investors in the Asset Allocation Portfolio. Each weighted average estimate of the other expenses paid by the Underlying Portfolios is calculated based on the percentage of the applicable Asset Allocation Portfolio invested in each Underlying Portfolio using the other expense rates shown in the chart above. Descriptions of the types of costs that are included as other expenses for the Asset Allocation Portfolios and the Underlying Portfolios are set forth in the prospectus for the Asset Allocation Portfolios.
5: Effective December 5, 2005, the AST AllianceBernstein Growth + Value Portfolio merged into the AST AllianceBernstein Managed Index 500 Portfolio. 6:a. The AST Global Allocation Portfolio invests primarily in shares of other
  AST Portfolios (the "Underlying Portfolios"). The only management fee directly paid by the Portfolio is a 0.10% fee paid to the investment managers. The management fee shown in the chart for the Portfolio includes:
  (i) that 0.10% management fee paid by the Portfolio plus (ii) a weighted average estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The weighted average estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2005 using the management fee rates shown in the chart above.
  b. The other expenses shown in the chart for the AST Global Allocation Portfolio include: (i) an estimate of expenses other than management fees ("other expenses") paid by the Portfolio plus (ii) a weighted average estimate of the other expenses to be paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. Each weighted average estimate of the other expenses paid by the Underlying Portfolios is calculated based on the percentage of the Portfolio invested in each Underlying Portfolio using the other expense rates shown in the chart above. Descriptions of the types of costs that are included as other expenses for the Portfolio and the Underlying Portfolios are set forth in the prospectus for the Portfolio.
7: Effective March 20, 2006, Pacific Investment Management Company LLC became a Sub-advisor of the Portfolio along with Goldman Sachs Asset Management L.P. Prior to March 20, 2006, Goldman Sachs Asset Management L.P. served as the sole Sub-advisor of the Portfolio, then named the "AST Goldman Sachs High Yield Bond Portfolio."
8: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC. Between December 5, 2005 and March 20, 2006, J.P. Morgan Investment Management, Inc. and Hotchkis & Wiley Capital Management, LLC served as Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, Hotchkis & Wiley Capital Management, LLC served as Sub-advisor of the Portfolio, then named the "AST Hotchkis & Wiley Large-Cap Value Portfolio."
9: Effective December 5, 2005, EARNEST Partners LLC and WEDGE Capital Management, LLP became Co-Sub-advisors of the Portfolio. Prior to December 5, 2005, GAMCO Investors, Inc. served as Sub-advisor of the Portfolio, then named the "AST Gabelli All-Cap Value Portfolio."
10: Effective December 5, 2005, Prudential Investment Management, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Wells Capital Management, Inc. served as Sub-advisor of the Portfolio.
11: Effective December 5, 2005, the AST Alger All-Cap Growth Portfolio merged into the AST Neuberger Berman Mid-Cap Growth Portfolio.
12: Effective March 20, 2006, Dreman Value Management LLC became a Sub-advisor along with Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc. and Lee Munder Capital Group. Between December 5, 2005 and March 20, 2006, Salomon Brothers Asset Management, Inc., J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio. Prior to December 5, 2005, J.P. Morgan Investment Management, Inc., Lee Munder Capital Group and Integrity Asset Management served as Sub-advisors of the Portfolio.
13: Effective December 5, 2005, T. Rowe Price Associates, Inc. became the Sub-advisor of the Portfolio. Prior to December 5, 2005, Alliance Capital Management, L.P. served as Sub-advisor of the Portfolio, then named the "AST AllianceBernstein Large-Cap Growth Portfolio."

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS


14: The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Portfolio Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Portfolio Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2007.
15: The Funds' Board of Trustees reserve the right to suspend payments under the 12b-1 Plan at any time. On May 1, 2003, 12b-1 payments were suspended for all Funds except the First Trust 10 Uncommon Values Portfolio. Payments under the 12b-1 Plan resumed effective May 1, 2004 for the Target Managed VIP Portfolio, the Dow Dart 10 Portfolio, the Global Dividend Target 15 Portfolio, the S&P Target 24 Portfolio, the Nasdaq Target 15 Portfolio and the Value Line Target 25 Portfolio.
16: For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expense) to 1.37% for the First Trust 10 Uncommon Values Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with First Defined Portfolio Fund, LLC that will allow First Trust to recover from the Portfolios any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount reimbursed or waived during such period.

                                               TOTAL ACTUAL ANNUAL
                                           PORTFOLIO OPERATING EXPENSES
         PORTFOLIO NAME                    AFTER EXPENSE REIMBURSEMENT
         First Trust(R) 10 Uncommon Values            1.37%
         Target Managed VIP                           1.47%
         S&P Target 24                                1.47%
         The Dow/SM/ DART 10                          1.47%
         Value Line(R) Target 25                      1.47%
         Global Dividend Target 15                    1.47%
         Nasdaq Target 15                             1.47%
         Dow Target Dividend                          1.47%

17: Effective January 1, 2006, the Fund implemented a performance fee structure and the management fee was lowered to 1.05%. Beginning January 1, 2007, the management fee may be adjusted, on a quarterly basis, upward or downward depending on the Fund's performance relative to its benchmark, the MSCI Emerging Markets Free Index. As a result, beginning January 1, 2007, if the management fee were calculated taking into account all base fee breakpoints and performance fee adjustments, the management fee could range from 0.95% at its lowest to 1.15% at its highest.
18: ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.98% (1.73% for ProFund VP U.S. Government Plus and 1.78% for ProFund VP Rising Rates Opportunity) through December 31, 2006. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.
19: a: The Adviser of Wells Fargo Variable Trust has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expenses as shown.

                                                    TOTAL ACTUAL ANNUAL
                                                PORTFOLIO OPERATING EXPENSES
   PORTFOLIO NAME                               AFTER EXPENSE REIMBURSEMENT
   Wells Fargo Advantage VT C&B Large Cap Value            1.00%
   Wells Fargo Advantage VT Equity Income                  1.00%

  b: In addition, the following name changes were made effective May 1, 2006:

 OLD PORTFOLIO NAME               NEW PORTFOLIO NAME
 Advantage VT C&B Large Cap Value Wells Fargo Advantage VT C&B Large Cap Value
 Advantage VT Equity Income       Wells Fargo Advantage VT Equity Income

20: The Fund's investment adviser has implemented a breakpoint schedule for the Fund's management fee. The management fee charged to the Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.55% for assets under $500 million, 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion; and 0.40% for assets over $5 billion.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Expense Examples

These examples are designed to assist you in understanding the various expenses you may incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect the surrender adjustment, Insurance Charge and the highest total annual portfolio operating expenses for any underlying Portfolio offered under the product. Below are examples showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and received a 5% annual return on assets.

The examples also assume:

  . that the Insurance Charge is assessed as 1.25% per year without the Optional Guarantee Feature and the Insurance Charge is assessed as 2.25% per year with the Optional Guarantee Feature

  . that you allocate all of your Income Base to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year

  .  you did not receive any Credits
The examples are illustrative only -- they should not be considered a representation of past or future expenses of the underlying mutual funds or their portfolios -- actual expenses will be less than those shown if you allocate Income Base to any other available Sub-accounts.

Expense Examples are provided as follows: 1.) if you surrender the Annuity at the end of the stated time period; and 2.) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

                WITHOUT OPTIONAL GUARANTEE FEATURE:

                IF YOU SURRENDER YOUR ANNUITY AT THE           IF YOU DO NOT SURRENDER
                END OF THE APPLICABLE TIME PERIOD:             YOUR ANNUITY:
                ----------------------------------------------------------------------
                1 YR               3 YRS    5 YRS    10 YRS    1 YR 3 YRS 5 YRS 10 YRS
                375                1,140    1,925    3,976     375  1,140 1,925 3,976

                WITH OPTIONAL GUARANTEE FEATURE:

                IF YOU SURRENDER YOUR ANNUITY AT THE           IF YOU DO NOT SURRENDER
                END OF THE APPLICABLE TIME PERIOD:             YOUR ANNUITY:
                ----------------------------------------------------------------------
                1 YR               3 YRS    5 YRS    10 YRS    1 YR 3 YRS 5 YRS 10 YRS
                361                1,097    1,855    3,845     361  1,097 1,855 3,845

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Highlights

WHAT IS AN IMMEDIATE ANNUITY?
An immediate annuity begins making periodic payments to you within one year after the Issue Date. This Annuity begins making payments within 59 days of the Issue Date.

WHAT IS A VARIABLE IMMEDIATE ANNUITY?
A variable immediate annuity is an immediate annuity where some or all of the benefits depend upon the performance of the Sub-accounts and you assume the investment risk of such investment performance.

WHY IS THIS VARIABLE IMMEDIATE ANNUITY ADJUSTABLE?
This Annuity is adjustable because (a) we adjust the Inheritance Period and
(b) there is an adjustment feature which can increase Annuity Payment Amounts if and when its Cash Value exceeds specified targets.

HOW DOES THIS ANNUITY GENERALLY DIFFER FROM OTHER VARIABLE IMMEDIATE ANNUITIES? Most variable immediate annuities offer periodic payments that increase or decrease depending solely on the investment performance of one or more pools of underlying mutual fund portfolios. Changes to the Annuity Payment Amounts of this variable immediate annuity are designed to initially depend on changes to the Inheritance Period, which depend on the investment performance of one or more Portfolios.
   We designed this Annuity to provide a "cushion" from volatile investment performance. As a result, negative investment performance does not automatically result in a decrease in the Annuity Payment Amount each month, and positive investment performance does not automatically result in an increase in the Annuity Payment Amount each month. Generally, other variable immediate annuities do not contain such a "cushion."
   Many variable immediate annuities offer the option to assure payments for a "certain" period regardless of whether the Annuitant is alive. If that option is elected, that number of payments are reduced on a constant basis over time. In comparison, this Annuity automatically includes an Inheritance Period that looks like a "certain" period but does not change based solely on time. We set the Inheritance Period initially when an Annuity is issued. However, as opposed to most other variable immediate annuities, the Inheritance Period in this Annuity subsequently varies, based on the Net Investment Performance of the Annuity, the Annuity Payment Amounts being paid out, and the increasing age of the Annuitant. With each Annuity Payment, the remaining Inheritance Period can decrease by one month, more than one month, less than one month, or can even increase.

HOW DOES THIS VARIABLE IMMEDIATE ANNUITY GENERALLY DIFFER FROM SYSTEMATIC WITHDRAWAL PROGRAMS?
This variable immediate annuity offers a guarantee of income payments for life. This type of annuity contract is designed to transfer to an insurance company part of the risk of outliving one's assets. Generally, the insurer charges the purchaser for taking on the risk of this guarantee. The difference between this type of annuity contract and a systematic withdrawal program is that this guarantee and the tax advantages provided are not available with a program of systematic withdrawals.

WHAT IS THE OPTIONAL GUARANTEE FEATURE?
This variable immediate annuity offers an Optional Guarantee Feature that, if chosen, guarantees that the Annuity Payment Amount, while the Annuitant is alive, will not be less than the Guaranteed Annuity Payment Amount. We charge an additional amount for this feature (please refer to this Annuity's "Summary of Contract Fees and Charges"). If you select this optional benefit, the Guaranteed Annuity Payment Amount will be available as of the Issue Date. Once selected, this feature remains part of your Annuity.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any Portfolio will meet its investment objective.
   The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The investment managers for AST are American Skandia Investment Services, Incorporated, a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of American Skandia. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions.
   The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

 IF YOU SELECT THE OPTIONAL GUARANTEE FEATURE NOT ALL OF THE PORTFOLIOS ARE AVAILABLE TO YOU. IF YOU PURCHASED YOUR ANNUITY PRIOR TO DECEMBER 5, 2005 AND CHOSE THE OPTIONAL GUARANTEE FEATURE, YOUR NET PREMIUM (PLUS ANY APPLICABLE CREDIT) WAS REQUIRED TO BE ALLOCATED IN ACCORDANCE WITH AN ASSET ALLOCATION MODEL, AND YOUR INCOME BASE ALSO HAD TO BE ALLOCATED IN ACCORDANCE WITH SUCH MODEL. IF YOU PURCHASED YOUR ANNUITY ON OR AFTER DECEMBER 5, 2005 AND YOU CHOSE THE OPTIONAL GUARANTEE FEATURE, YOU MUST ALLOCATE YOUR NET PREMIUM/INCOME BASE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE INVESTMENT OPTION(S) WITH THIS FEATURE.

 Effective March 16, 2001, the Nova, Ursa and OTC portfolios of Rydex Variable Trust are no longer offered as Sub-accounts under the Annuity. Owners of Annuities issued on or after March 16, 2001 are not allowed to allocate Income Base to the Rydex Nova, Rydex Inverse S&P 500 or Rydex OTC Sub-accounts. Except as noted below, Owners of Annuities issued before March 16, 2001, and/or their authorized Financial Professionals, are no longer able to allocate additional Income Base or make transfers into the Rydex Nova, Rydex Ursa or Rydex OTC Sub-accounts. Annuity Owners and/or their authorized Financial Professionals who elect to transfer Income Base out of the Rydex Sub-accounts on or after March 16, 2001 are not allowed to transfer Income Base into the Rydex Sub-accounts at a later date. Asset allocation and rebalancing programs that were effective before March 16, 2001 and included one or more of the Rydex Sub-accounts are allowed to continue. However, no changes involving the Rydex Sub-accounts may be made to such programs.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued


 Effective as of the close of business June 28, 2002, the AST Goldman Sachs Small-Cap Value Portfolio is no longer offered as a Sub-account under the Annuity, except as follows: if at any time on or prior to June 28, 2002 you had any portion of your Income Base allocated to the AST Goldman Sachs Small-Cap Value Sub-account, you may continue to allocate Income Base and make transfers into and/or out of the AST Goldman Sachs Small-Cap Value Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Income Base allocated to the AST Goldman Sachs Small-Cap Value Sub-account on or prior to June 28, 2002 or if you purchase your Annuity after June 28, 2002, you cannot allocate Income Base to the AST Goldman Sachs Small-Cap Value Sub-Account.

 Effective May 1, 2004, the SP William Blair International Growth Portfolio (formerly the SP Jennison International Growth Portfolio) is no longer offered as a Sub-account under the Annuity, except as follows: if at any time prior to May 1, 2004 you had any portion of your Income Base allocated to the SP William Blair International Growth Sub-account, you may continue to allocate Income Base and make transfers into and/or out of the SP William Blair International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Income Base allocated to the SP William Blair International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Income Base to the SP William Blair International Growth Sub-Account.

 Either of the above Sub-accounts may be offered to new Owners at some future date; however, at the present time, there is no intention to do so. We also reserve the right to offer or close each of the above Sub-accounts to all Owners that owned the Annuity prior to the respective close dates.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS


                                                            PORTFOLIO
                                                            ADVISOR/
   STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES           SUB-ADVISOR
   -------------------------------------------------------------------------
   AST FUNDS
   -------------------------------------------------------------------------
   ASSET       AST Advanced Strategies Portfolio:     Marsico Capital
   ALLOCATION/ seeks a high level of absolute         Management, LLC;
   BALANCED    return. The Portfolio invests          T. Rowe Price
               primarily in a diversified portfolio   Associates, Inc.;
               of equity and fixed income securities  LSV Asset
               across different investment            Management;
               categories and investment managers.    William Blair &
               The Portfolio pursues a combination    Company, L.L.C.;
               of traditional and non-traditional     Pacific Investment
               investment strategies.                 Management
                                                      Company LLC
                                                      (PIMCO)
   -------------------------------------------------------------------------
   ASSET       AST Aggressive Asset Allocation        American Skandia
   ALLOCATION/ Portfolio: seeks the highest           Investment
   BALANCED    potential total return consistent      Services, Inc./
               with its specified level of risk       Prudential
               tolerance. The Portfolio will invest   Investments LLC
               its assets in several other American
               Skandia Trust Portfolios. Under
               normal market conditions, the
               Portfolio will devote between 92.5%
               to 100% of its net assets to
               underlying portfolios investing
               primarily in equity securities, and
               0% to 7.5% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Core Value       AllianceBernstein L.P.
   VALUE       Portfolio: seeks long-term capital
               growth by investing primarily in
               common stocks. The Sub-advisor
               expects that the majority of the
               Portfolio's assets will be invested
               in the common stocks of large
               companies that appear to be
               undervalued. Among other things, the
               Portfolio seeks to identify
               compelling buying opportunities
               created when companies are
               undervalued on the basis of investor
               reactions to near-term problems or
               circumstances even though their
               long-term prospects remain sound. The
               Sub-advisor seeks to identify
               individual companies with earnings
               growth potential that may not be
               recognized by the market at large.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Growth & Income  AllianceBernstein L.P.
   VALUE       Portfolio: seeks long-term growth of
               capital and income while attempting
               to avoid excessive fluctuations in
               market value. The Portfolio normally
               will invest in common stocks (and
               securities convertible into common
               stocks). The Sub-advisor will take a
               value-oriented approach, in that it
               will try to keep the Portfolio's
               assets invested in securities that
               are selling at reasonable valuations
               in relation to their fundamental
               business prospects. The stocks that
               the Portfolio will normally invest in
               are those of seasoned companies.
   -------------------------------------------------------------------------
   LARGE CAP   AST AllianceBernstein Managed Index    AllianceBernstein L.P.
   BLEND       500 Portfolio (AST AllianceBernstein
               Growth + Value Portfolio merged into
               this Portfolio): seeks to outperform
               the Standard & Poor's 500 Composite
               Stock Price Index (the "S&P 500")
               through stock selection resulting in
               different weightings of common stocks
               relative to the index. The Portfolio
               will invest, under normal
               circumstances, at least 80% of its
               net assets in securities included in
               the S&P(R) 500.
   -------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
      LARGE CAP   AST American Century Income & Growth   American Century
      VALUE       Portfolio: seeks capital growth with   Investment
                  current income as a secondary          Management, Inc.
                  objective. The Portfolio invests
                  primarily in common stocks that offer
                  potential for capital growth, and
                  may, consistent with its investment
                  objective, invest in stocks that
                  offer potential for current income.
                  The Sub-advisor utilizes a
                  quantitative management technique
                  with a goal of building an equity
                  portfolio that provides better
                  returns than the S&P 500 Index
                  without taking on significant
                  additional risk and while attempting
                  to create a dividend yield that will
                  be greater than the S&P 500 Index.
      -------------------------------------------------------------------
      ASSET       AST American Century Strategic         American Century
      ALLOCATION/ Balanced Portfolio: seeks capital      Investment
      BALANCED    growth and current income. The         Management, Inc.
                  Sub-advisor intends to maintain
                  approximately 60% of the Portfolio's
                  assets in equity securities and the
                  remainder in bonds and other fixed
                  income securities. Both the
                  Portfolio's equity and fixed income
                  investments will fluctuate in value.
                  The equity securities will fluctuate
                  depending on the performance of the
                  companies that issued them, general
                  market and economic conditions, and
                  investor confidence. The fixed income
                  investments will be affected
                  primarily by rising or falling
                  interest rates and the credit quality
                  of the issuers.
      -------------------------------------------------------------------
      ASSET       AST Balanced Asset Allocation          American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 57.5%
                  to 72.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  27.5% to 42.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------
      ASSET       AST Capital Growth Asset Allocation    American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 72.5%
                  to 87.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  12.5% to 27.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------
      SPECIALTY   AST Cohen & Steers Realty Portfolio:   Cohen & Steers
                  seeks to maximize total return         Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues its
                  investment objective by investing,
                  under normal circumstances, at least
                  80% of its net assets in securities
                  of real estate issuers. Under normal
                  circumstances, the Portfolio will
                  invest substantially all of its
                  assets in the equity securities of
                  real estate companies, i.e., a
                  company that derives at least 50% of
                  its revenues from the ownership,
                  construction, financing, management
                  or sale of real estate or that has at
                  least 50% of its assets in real
                  estate. Real estate companies may
                  include real estate investment trusts
                  or REITs.
      -------------------------------------------------------------------
      ASSET       AST Conservative Asset Allocation      American Skandia
      ALLOCATION/ Portfolio: seeks the highest           Investment
      BALANCED    potential total return consistent      Services, Inc./
                  with its specified level of risk       Prudential
                  tolerance. The Portfolio will invest   Investments LLC
                  its assets in several other American
                  Skandia Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote between 47.5%
                  to 62.5% of its net assets to
                  underlying portfolios investing
                  primarily in equity securities, and
                  37.5% to 52.5% of its net assets to
                  underlying portfolios investing
                  primarily in debt securities and
                  money market instruments.
      -------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                            PORTFOLIO
                                                            ADVISOR/
    STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
    -----------------------------------------------------------------------
    LARGE CAP   AST DeAM Large-Cap Value Portfolio:    Deutsche Asset
    VALUE       seeks maximum growth of capital by     Management, Inc.
                investing primarily in the value
                stocks of larger companies. The
                Portfolio pursues its objective,
                under normal market conditions, by
                primarily investing at least 80% of
                the value of its assets in the equity
                securities of large-sized companies
                included in the Russell 1000(R) Value
                Index. The Sub-advisor employs an
                investment strategy designed to
                maintain a portfolio of equity
                securities which approximates the
                market risk of those stocks included
                in the Russell 1000(R) Value Index,
                but which attempts to outperform the
                Russell 1000(R) Value Index through
                active stock selection.
    -----------------------------------------------------------------------
    SMALL CAP   AST DeAM Small-Cap Growth Portfolio:   Deutsche Asset
    GROWTH      seeks maximum growth of investors'     Management, Inc.
                capital from a portfolio of growth
                stocks of smaller companies. The
                Portfolio pursues its objective,
                under normal circumstances, by
                primarily investing at least 80% of
                its total assets in the equity
                securities of small-sized companies
                included in the Russell 2000
                Growth(R) Index. The Sub-advisor
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000
                Growth(R) Index, but which attempts
                to outperform the Russell 2000
                Growth(R) Index.
    -----------------------------------------------------------------------
    SMALL CAP   AST DeAM Small-Cap Value Portfolio:    Deutsche Asset
    VALUE       seeks maximum growth of investors'     Management, Inc.
                capital. The Portfolio pursues its
                objective, under normal market
                conditions, by primarily investing at
                least 80% of its total assets in the
                equity securities of small-sized
                companies included in the Russell
                2000(R) Value Index. The Sub-advisor
                employs an investment strategy
                designed to maintain a portfolio of
                equity securities which approximates
                the market risk of those stocks
                included in the Russell 2000(R) Value
                Index, but which attempts to
                outperform the Russell 2000(R) Value
                Index.
    -----------------------------------------------------------------------
    SMALL CAP   AST Federated Aggressive Growth        Federated Equity
    GROWTH      Portfolio: seeks capital growth. The   Management
                Portfolio pursues its investment       Company of
                objective by investing primarily in    Pennsylvania/
                the stocks of small companies that     Federated Global
                are traded on national security        Investment
                exchanges, NASDAQ stock exchange and   Management Corp.
                the over-the-counter-market. Small
                companies will be defined as
                companies with market capitalizations
                similar to companies in the Russell
                2000 Growth Index. Up to 25% of the
                Portfolio's net assets may be
                invested in foreign securities, which
                are typically denominated in foreign
                currencies.
    -----------------------------------------------------------------------
    ASSET       AST First Trust Balanced Target        First Trust Advisors
    ALLOCATION/ Portfolio: seeks long-term capital     L.P.
    BALANCED    growth balanced by current income.
                The Portfolio normally invests
                approximately 65% of its total assets
                in equity securities and 35% in fixed
                income securities. Depending on
                market conditions, the equity portion
                may range between 60-70% and the
                fixed income portion between 30-40%.
                The Portfolio allocates its assets
                across a number of uniquely
                specialized investment strategies.
    -----------------------------------------------------------------------
    ASSET       AST First Trust Capital Appreciation   First Trust Advisors
    ALLOCATION/ Target Portfolio: seeks long-term      L.P.
    BALANCED    growth of capital. The Portfolio
                normally invests approximately 80% of
                its total assets in equity securities
                and 20% in fixed income securities.
                Depending on market conditions, the
                equity portion may range between
                75-85% and the fixed income portion
                between 15-25%. The Portfolio
                allocates its assets across a number
                of uniquely specialized investment
                strategies.
    -----------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ---------------------------------------------------------------------
     ASSET       AST Global Allocation Portfolio:       Prudential
     ALLOCATION/ seeks to obtain the highest potential  Investments LLC
     BALANCED    total return consistent with a
                 specified level of risk tolerance.
                 The Portfolio seeks to achieve its
                 investment objective by investing in
                 several other AST Portfolios
                 ("Underlying Portfolios"). The
                 Portfolio intends its strategy of
                 investing in combinations of
                 Underlying Portfolios to result in
                 investment diversification that an
                 investor could otherwise achieve only
                 by holding numerous investments. It
                 is expected that the investment
                 objectives of such AST Portfolios
                 will be diversified.
     ---------------------------------------------------------------------
     LARGE CAP   AST Goldman Sachs Concentrated Growth  Goldman Sachs
     GROWTH      Portfolio: seeks growth of capital in  Asset
                 a manner consistent with the           Management, L.P.
                 preservation of capital. Realization
                 of income is not a significant
                 investment consideration and any
                 income realized on the Portfolio's
                 investments, therefore, will be
                 incidental to the Portfolio's
                 objective. The Portfolio will pursue
                 its objective by investing primarily
                 in equity securities of companies
                 that the Sub-advisor believes have
                 the potential to achieve capital
                 appreciation over the long-term. The
                 Portfolio seeks to achieve its
                 investment objective by investing,
                 under normal circumstances, in
                 approximately 30-45 companies that
                 are considered by the Sub-advisor to
                 be positioned for long-term growth.
     ---------------------------------------------------------------------
     MID CAP     AST Goldman Sachs Mid-Cap Growth       Goldman Sachs
     GROWTH      Portfolio: seeks long-term capital     Asset
                 growth. The Portfolio pursues its      Management, L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in medium
                 capitalization companies. For
                 purposes of the Portfolio,
                 medium-sized companies are those
                 whose market capitalizations
                 (measured at the time of investment)
                 fall within the range of companies in
                 the Russell Mid Cap Growth Index. The
                 Sub-advisor seeks to identify
                 individual companies with earnings
                 growth potential that may not be
                 recognized by the market at large.
     ---------------------------------------------------------------------
     SMALL CAP   AST Goldman Sachs Small-Cap Value      Goldman Sachs
     VALUE       Portfolio: seeks long-term capital     Asset
                 appreciation. The Portfolio will seek  Management, L.P.
                 its objective through investments
                 primarily in equity securities that
                 are believed to be undervalued in the
                 marketplace. The Portfolio primarily
                 seeks companies that are small-sized,
                 based on the value of their
                 outstanding stock. The Portfolio will
                 have a non-fundamental policy to
                 invest, under normal circumstances,
                 at least 80% of the value of its
                 assets in small capitalization
                 companies. The 80% investment
                 requirement applies at the time the
                 Portfolio invests its assets. The
                 Portfolio generally defines small
                 capitalization companies as companies
                 with a capitalization of $4 billion
                 or less. (see information above
                 regarding limited availability of
                 this option.)
     ---------------------------------------------------------------------
     FIXED       AST High Yield Portfolio (formerly     Goldman Sachs
     INCOME      AST Goldman Sachs High Yield           Asset
                 Portfolio): seeks a high level of      Management, L.P.;
                 current income and may also consider   Pacific Investment
                 the potential for capital              Management
                 appreciation. The Portfolio invests,   Company LLC
                 under normal circumstances, at least   (PIMCO)
                 80% of its net assets plus any
                 borrowings for investment purposes
                 (measured at time of purchase) in
                 high yield, fixed-income securities
                 that, at the time of purchase, are
                 non-investment grade securities. Such
                 securities are commonly referred to
                 as "junk bonds".
     ---------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    INTERNATIONAL AST JPMorgan International Equity      J.P. Morgan
    EQUITY        Portfolio: seeks long-term capital     Investment
                  growth by investing in a diversified   Management Inc.
                  portfolio of international equity
                  securities. The Portfolio seeks to
                  meet its objective by investing,
                  under normal market conditions, at
                  least 80% of its assets in a
                  diversified portfolio of equity
                  securities of companies located or
                  operating in developed non-U.S.
                  countries and emerging markets of the
                  world. The equity securities will
                  ordinarily be traded on a recognized
                  foreign securities exchange or traded
                  in a foreign over-the-counter market
                  in the country where the issuer is
                  principally based, but may also be
                  traded in other countries including
                  the United States.
    -----------------------------------------------------------------------
    LARGE CAP     AST Large-Cap Value Portfolio          Dreman Value
    VALUE         (formerly AST Hotchkis and Wiley       Management LLC,
                  Large-Cap Value Portfolio): seeks      Hotchkis and Wiley
                  current income and long-term growth    Capital
                  of income, as well as capital          Management, LLC;
                  appreciation. The Portfolio invests,   J.P. Morgan
                  under normal circumstances, at least   Investment
                  80% of its net assets in common        Management Inc.
                  stocks of large cap U.S. companies.
                  The Portfolio focuses on common
                  stocks that have a high cash dividend
                  or payout yield relative to the
                  market or that possess relative value
                  within sectors.
    -----------------------------------------------------------------------
    FIXED         AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
    INCOME        Portfolio: seeks high current income   LLC
                  and the opportunity for capital
                  appreciation to produce a high total
                  return. To pursue its objective, the
                  Portfolio will invest, under normal
                  circumstances, at least 80% of the
                  value of its assets in fixed income
                  securities and normally invests
                  primarily in high yield and
                  investment grade debt securities,
                  securities convertible into common
                  stock and preferred stocks. The
                  Portfolio may find good value in high
                  yield securities, sometimes called
                  "lower-rated bonds" or "junk bonds,"
                  and frequently may have more than
                  half of its assets invested in those
                  securities. At least 20% of the
                  Portfolio's assets must be invested
                  in any combination of investment
                  grade debt securities, U.S.
                  Government securities and cash
                  equivalents. The Portfolio may also
                  make significant investments in
                  mortgage-backed securities. Although
                  the Portfolio expects to maintain a
                  weighted average maturity in the
                  range of five to twelve years, there
                  are no restrictions on the overall
                  Portfolio or on individual
                  securities. The Portfolio may invest
                  up to 20% of its net assets in equity
                  securities.
    -----------------------------------------------------------------------
    INTERNATIONAL AST LSV International Value            LSV Asset
    EQUITY        Portfolio: seeks capital growth. The   Management
                  Portfolio pursues its objective by
                  primarily investing at least 80% of
                  the value of its assets in the equity
                  securities of companies in developed
                  non-U.S. countries that are
                  represented in the MSCI EAFE Index.
                  The target of this Portfolio is to
                  outperform the unhedged US Dollar
                  total return (net of foreign dividend
                  withholding taxes) of the MSCI EAFE
                  Index. The Sub-Advisor uses
                  proprietary quantitative models to
                  manage the Portfolio in a bottom-up
                  security selection approach combined
                  with overall portfolio risk
                  management.
    -----------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
    -----------------------------------------------------------------------
    LARGE CAP     AST Marsico Capital Growth Portfolio:  Marsico Capital
    GROWTH        seeks capital growth. Income           Management, LLC
                  realization is not an investment
                  objective and any income realized on
                  the Portfolio's investments,
                  therefore, will be incidental to the
                  Portfolio's objective. The Portfolio
                  will pursue its objective by
                  investing primarily in common stocks
                  of larger, more established
                  companies. In selecting investments
                  for the Portfolio, the Sub-advisor
                  uses an approach that combines "top
                  down" economic analysis with "bottom
                  up" stock selection. The "top down"
                  approach identifies sectors,
                  industries and companies that may
                  benefit from the trends the
                  Sub-advisor has observed. The
                  Sub-advisor then looks for individual
                  companies with earnings growth
                  potential that may not be recognized
                  by the market at large, utilizing a
                  "bottom up" stock selection process.
                  The Portfolio will normally hold a
                  core position of between 35 and 50
                  common stocks. The Portfolio may hold
                  a limited number of additional common
                  stocks at times when the Portfolio
                  manager is accumulating new
                  positions, phasing out existing or
                  responding to exceptional market
                  conditions.
    -----------------------------------------------------------------------
    INTERNATIONAL AST MFS Global Equity Portfolio:       Massachusetts
    EQUITY        seeks capital growth. Under normal     Financial Services
                  circumstances the Portfolio invests    Company
                  at least 80% of its assets in equity
                  securities of U.S. and foreign
                  issuers (including issuers in
                  developing countries). The Portfolio
                  generally seeks to purchase
                  securities of companies with
                  relatively large market
                  capitalizations relative to the
                  market in which they are traded.
    -----------------------------------------------------------------------
    LARGE CAP     AST MFS Growth Portfolio: seeks        Massachusetts
    GROWTH        long-term capital growth and future    Financial Services
                  income. Under normal market            Company
                  conditions, the Portfolio invests at
                  least 80% of its total assets in
                  common stocks and related securities,
                  such as preferred stocks, convertible
                  securities and depositary receipts,
                  of companies that the Sub-advisor
                  believes offer better than average
                  prospects for long-term growth. The
                  Sub-advisor seeks to purchase
                  securities of companies that it
                  considers well-run and poised for
                  growth. The Portfolio may invest up
                  to 35% of its net assets in foreign
                  securities.
    -----------------------------------------------------------------------
    MID CAP       AST Mid-Cap Value Portfolio (formerly  EARNEST Partners
    VALUE         AST Gabelli All-Cap Value Portfolio):  LLC/WEDGE
                  seeks to provide capital growth by     Capital
                  investing primarily in                 Management, LLP
                  mid-capitalization stocks that appear
                  to be undervalued. The Portfolio has
                  a non-fundamental policy to invest,
                  under normal circumstances, at least
                  80% of the value of its net assets in
                  mid-capitalization companies.
    -----------------------------------------------------------------------
    FIXED         AST Money Market Portfolio: seeks      Prudential
    INCOME        high current income while maintaining  Investment
                  high levels of liquidity. The          Management, Inc.
                  Portfolio attempts to accomplish its
                  objective by maintaining a
                  dollar-weighted average maturity of
                  not more than 90 days and by
                  investing in securities which have
                  effective maturities of not more than
                  397 days.
    -----------------------------------------------------------------------
    MID CAP       AST Neuberger Berman Mid-Cap Growth    Neuberger Berman
    GROWTH        Portfolio (AST Alger All-Cap Growth    Management Inc.
                  Portfolio merged into this
                  Portfolio): seeks capital growth.
                  Under normal market conditions, the
                  Portfolio primarily invests at least
                  80% of its net assets in the common
                  stocks of mid-cap companies. The
                  Sub-adviser looks for fast-growing
                  companies that are in new or rapidly
                  evolving industries.
    -----------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                            PORTFOLIO
                                                            ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ---------------------------------------------------------------------
     MID CAP     AST Neuberger Berman Mid-Cap Value     Neuberger Berman
     VALUE       Portfolio: seeks capital growth.       Management Inc.
                 Under normal market conditions, the
                 Portfolio primarily invests at least
                 80% of its net assets in the common
                 stocks of mid-cap companies. For
                 purposes of the Portfolio, companies
                 with equity market capitalizations
                 that fall within the range of the
                 Russell Midcap(R) Index at the time
                 of investment are considered mid-cap
                 companies. Some of the Portfolio's
                 assets may be invested in the
                 securities of large-cap companies as
                 well as in small-cap companies. Under
                 the Portfolio's value-oriented
                 investment approach, the Sub-advisor
                 looks for well-managed companies
                 whose stock prices are undervalued
                 and that may rise in price before
                 other investors realize their worth.
     ---------------------------------------------------------------------
     FIXED       AST PIMCO Limited Maturity Bond        Pacific Investment
     INCOME      Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a one- to three-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ---------------------------------------------------------------------
     FIXED       AST PIMCO Total Return Bond            Pacific Investment
     INCOME      Portfolio: seeks to maximize total     Management
                 return consistent with preservation    Company LLC
                 of capital and prudent investment      (PIMCO)
                 management. The Portfolio will invest
                 in a diversified portfolio of
                 fixed-income securities of varying
                 maturities. The average portfolio
                 duration of the Portfolio generally
                 will vary within a three- to six-year
                 time frame based on the Sub-advisor's
                 forecast for interest rates.
     ---------------------------------------------------------------------
     ASSET       AST Preservation Asset Allocation      American Skandia
     ALLOCATION/ Portfolio: seeks the highest           Investment
     BALANCED    potential total return consistent      Services, Inc./
                 with its specified level of risk       Prudential
                 tolerance. The Portfolio will invest   Investments LLC
                 its assets in several other American
                 Skandia Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote between 27.5%
                 to 42.5% of its net assets to
                 underlying portfolios investing
                 primarily in equity securities, and
                 57.5% to 72.5% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments.
     ---------------------------------------------------------------------
     SMALL CAP   AST Small-Cap Growth Portfolio: seeks  Eagle Asset
     GROWTH      long-term capital growth. The          Management/
                 Portfolio pursues its objective by     Neuberger Berman
                 primarily investing in the common      Management Inc.
                 stocks of small-capitalization
                 companies, which is defined as a
                 company with a market capitalization,
                 at the time of purchase, no larger
                 than the largest capitalized company
                 included in the Russell 2000 Index
                 during the most recent 11-month
                 period (based on month-end data) plus
                 the most recent data during the
                 current month.
     ---------------------------------------------------------------------
     SMALL CAP   AST Small-Cap Value Portfolio: seeks   Lee Munder
     VALUE       to provide long-term capital growth    Investments, Ltd;
                 by investing primarily in              J.P. Morgan
                 small-capitalization stocks that       Investment
                 appear to be undervalued. The          Management Inc.;
                 Portfolio will have a non-fundamental  Salomon Brothers
                 policy to invest, under normal         Asset
                 circumstances, at least 80% of the     Management Inc;
                 value of its net assets in small       Dreman Value
                 capitalization stocks. The Portfolio   Management LLC
                 will focus on common stocks that
                 appear to be undervalued.
     ---------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                             PORTFOLIO
                                                             ADVISOR/
     STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
     ----------------------------------------------------------------------
     ASSET       AST T. Rowe Price Asset Allocation     T. Rowe Price
     ALLOCATION/ Portfolio: seeks a high level of       Associates, Inc.
     BALANCED    total return by investing primarily
                 in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total assets
                 in equity securities and 40% in fixed
                 income securities. This mix may vary
                 depending on the sub-advisor's
                 outlook for the markets. The
                 Sub-advisor concentrates common stock
                 investments in larger, more
                 established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, foreign high quality debt
                 securities and cash reserves.
     ----------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond          T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign and
                 U.S. dollar-denominated bonds. The
                 Portfolio will invest at least 80% of
                 its total assets in fixed income
                 securities, including high quality
                 bonds issued or guaranteed by U.S. or
                 foreign governments or their agencies
                 and by foreign authorities, provinces
                 and municipalities as well as
                 investment grade corporate bonds and
                 mortgage and asset-backed securities
                 of U.S. and foreign issuers. The
                 Portfolio generally invests in
                 countries where the combination of
                 fixed-income returns and currency
                 exchange rates appears attractive,
                 or, if the currency trend is
                 unfavorable, where the Sub-advisor
                 believes that the currency risk can
                 be minimized through hedging. The
                 Portfolio may also invest up to 20%
                 of its assets in the aggregate in
                 below investment-grade, high-risk
                 bonds ("junk bonds"). In addition,
                 the Portfolio may invest up to 30% of
                 its assets in mortgage-backed
                 (including derivatives, such as
                 collateralized mortgage obligations
                 and stripped mortgage securities) and
                 asset-backed securities.
     ----------------------------------------------------------------------
     LARGE CAP   AST T. Rowe Price Large-Cap Growth     T. Rowe Price
     GROWTH      Portfolio (formerly AST                Associates, Inc.
                 AllianceBernstein Large-Cap Growth):
                 seeks long-term growth of capital by
                 investing predominantly in the equity
                 securities of a limited number of
                 large, carefully selected,
                 high-quality U.S. companies that are
                 judged likely to achieve superior
                 earnings growth. The Portfolio takes
                 a growth approach to investment
                 selection and normally invests at
                 least 80% of its net assets in the
                 common stocks of large cap companies.
     ----------------------------------------------------------------------
     SPECIALTY   AST T. Rowe Price Natural Resources    T. Rowe Price
                 Portfolio: seeks long-term capital     Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio normally
                 invests primarily (at least 80% of
                 its total assets) in the common
                 stocks of natural resource companies
                 whose earnings and tangible assets
                 could benefit from accelerating
                 inflation. The Portfolio looks for
                 companies that have the ability to
                 expand production, to maintain
                 superior exploration programs and
                 production facilities, and the
                 potential to accumulate new
                 resources. At least 50% of Portfolio
                 assets will be invested in U.S.
                 securities, up to 50% of total assets
                 also may be invested in foreign
                 securities.
     ----------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                             PORTFOLIO
                                                             ADVISOR/
    STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES          SUB-ADVISOR
   -------------------------------------------------------------------------
   INTERNATIONAL AST William Blair International        William Blair &
   EQUITY        Growth Portfolio: seeks long-term      Company, L.L.C.
                 capital appreciation. The Portfolio
                 invests primarily in stocks of large
                 and medium-sized companies located in
                 countries included in the Morgan
                 Stanley Capital International All
                 Country World Ex-U.S. Index. Under
                 normal market conditions, the
                 portfolio invests at least 80% of its
                 net assets in equity securities. The
                 Portfolio's assets normally will be
                 allocated among not fewer than six
                 different countries and will not
                 concentrate investments in any
                 particular industry. The Portfolio
                 seeks companies that historically
                 have had superior growth,
                 profitability and quality relative to
                 local markets and relative to
                 companies within the same industry
                 worldwide, and that are expected to
                 continue such performance.
   -------------------------------------------------------------------------
   MID CAP       AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
   GROWTH        V.I. Dynamics Fund -- Series I
                 shares: seeks long-term capital
                 growth. The Portfolio pursues its
                 objective by normally investing at
                 least 65% of its assets in common
                 stocks of mid-sized companies that
                 are included in the Russell Midcap(R)
                 Growth Index at the time of purchase.
   -------------------------------------------------------------------------
   SPECIALTY     AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
                 V.I. Financial Services Fund --
                 Series I shares: seeks capital
                 growth. The Portfolio normally
                 invests at least 80% of its net
                 assets in the equity securities and
                 equity-related instruments of
                 companies involved in the financial
                 services sector. These companies
                 include, but are not limited to,
                 banks, insurance companies,
                 investment and miscellaneous
                 industries, and suppliers to
                 financial services companies.
   -------------------------------------------------------------------------
   SPECIALTY     AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
                 V.I. Global Health Care Fund --
                 Series I shares: (formerly AIM V.I.
                 Health Sciences Fund) seeks capital
                 growth. The Portfolio normally
                 invests at least 80% of its net
                 assets in securities of health care
                 industry companies.
   -------------------------------------------------------------------------
   SPECIALTY     AIM Variable Insurance Funds -- AIM    A I M Advisors, Inc.
                 V.I. Technology Fund -- Series I
                 shares: seeks capital growth. The
                 Portfolio normally invests at least
                 80% of its net assets in the equity
                 securities and equity-related
                 instruments of companies engaged in
                 technology-related industries. These
                 include, but are not limited to,
                 various applied technologies,
                 hardware, software, semiconductors,
                 telecommunications equipment and
                 services and service-related
                 companies in information technology.
   -------------------------------------------------------------------------
   SMALL CAP     Evergreen VA Growth: seeks long-term   Evergreen
   GROWTH        capital growth. The Portfolio invests  Investment
                 at least 75% of its assets in common   Management
                 stocks of small- and medium-sized      Company, LLC
                 companies (i.e., companies whose
                 market capitalizations fall within
                 the market capitalization range of
                 the companies tracked by the Russell
                 2000(R) Growth Index, measured at the
                 time of purchase). The remaining
                 portion of the Portfolio's assets may
                 be invested in companies of any size.
                 The Portfolio's managers employ a
                 growth-style of equity management and
                 will purchase stocks of companies
                 that have demonstrated earnings,
                 asset values or growth potential
                 which they believe are not yet
                 reflected in the stock's market
                 price. The Portfolio's managers
                 consider earnings growth above the
                 average earnings growth of companies
                 included in the Russell 2000(R)
                 Growth Index as a key factor in
                 selecting investments.
   -------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                              PORTFOLIO
                                                              ADVISOR/
        STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES       SUB-ADVISOR
       ------------------------------------------------------------------
       INTERNATIONAL Evergreen VA International Equity:     Evergreen
       EQUITY        seeks long-term capital growth and     Investment
                     secondarily, modest income. The        Management
                     Portfolio normally invests 80% of its  Company, LLC
                     assets in equity securities issued by
                     established, quality, non-U.S.
                     companies located in countries with
                     developed markets and may purchase
                     across all market capitalizations.
                     The Portfolio normally invests at
                     least 65% of its assets in securities
                     of companies in at least three
                     different countries (other than the
                     U.S.). The Portfolio may also invest
                     in emerging markets. The Portfolio's
                     managers seek both growth and value
                     opportunities, and the Portfolio
                     intends to seek modest income from
                     dividends paid by its equity holdings.
       ------------------------------------------------------------------
       SPECIALTY     Evergreen VA Omega: seeks long-term    Evergreen
                     capital growth. The Portfolio invests  Investment
                     primarily, and under normal            Management
                     conditions substantially all of its    Company, LLC
                     assets, in common stocks and
                     securities convertible into common
                     stocks of U.S. companies across all
                     market capitalizations. The
                     Portfolio's managers employ a growth
                     style of equity management. "Growth"
                     stocks are stocks of companies that
                     the Portfolio's managers believe have
                     anticipated earnings ranging from
                     steady to accelerated growth. The
                     Portfolio may invest up to 25% of its
                     assets in foreign securities.
       ------------------------------------------------------------------
       SPECIALTY     S&P(R) Target 24: seeks to provide     First Trust
                     above-average total return. The        Advisors L.P.
                     Portfolio seeks to achieve its
                     objective by investing in common
                     stocks issued by companies that have
                     the potential for capital
                     appreciation. The Portfolio invests
                     primarily in the common stocks of
                     twenty-four companies selected from a
                     subset of the stocks included in the
                     Standard & Poor's 500 Composite Stock
                     Price Index. The subset of stocks
                     will be taken from each of the eight
                     largest economic sectors of the S&P
                     500 Index based on the sector's
                     market capitalization.
       ------------------------------------------------------------------
       SPECIALTY     First Trust(R) 10 Uncommon Values:     First Trust
                     seeks to provide above-average         Advisors L.P.
                     capital appreciation. The Portfolio
                     seeks to achieve its objective by
                     investing primarily in the ten common
                     stocks selected by the Investment
                     Policy Committee of Lehman Brothers
                     Inc. ("Lehman Brothers") with the
                     assistance of the Research Department
                     of Lehman Brothers which, in their
                     opinion have the greatest potential
                     for capital appreciation during the
                     next year. The stocks included in the
                     Portfolio are adjusted annually on or
                     about July 1st in accordance with the
                     selections of Lehman Brothers.
       ------------------------------------------------------------------
       SPECIALTY     Global Dividend Target 15: seeks to    First Trust
                     provide above-average total return.    Advisors L.P.
                     The Portfolio seeks to achieve its
                     objective by investing in common
                     stocks issued by companies that are
                     expected to provide income and to
                     have the potential for capital
                     appreciation. The Portfolio invests
                     primarily in the common stocks of the
                     companies which are components of the
                     DJIA, the Financial Times Industrial
                     Ordinary Share Index ("FT Index") and
                     the Hang Seng Index. The Portfolio
                     primarily consists of common stocks
                     of the five companies with the lowest
                     per share stock prices of the ten
                     companies in each of the DJIA, FT
                     Index and Hang Seng Index,
                     respectively, that have the highest
                     dividend yield in the respective
                     index on or about the applicable
                     stock selection date.
       ------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                              PORTFOLIO
                                                              ADVISOR/
       STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      --------------------------------------------------------------------
      SPECIALTY     Nasdaq(R) Target 15: seeks to provide  First Trust
                    above-average total return. The        Advisors L.P.
                    Portfolio seeks to achieve its
                    objective by investing in common
                    stocks issued by companies that are
                    expected to have the potential for
                    capital appreciation. The Portfolio
                    invests primarily in the common
                    stocks of fifteen companies selected
                    from a pre-screened subset of the
                    stocks included in the Nasdaq-100
                    Index(R) on or about the applicable
                    stock selection date through a
                    multi-step process.
      --------------------------------------------------------------------
      SPECIALTY     Target Managed VIP: seeks to provide   First Trust
                    above-average total return. The        Advisors L.P.
                    Portfolio seeks to achieve its
                    objective by investing in common
                    stocks of companies that are
                    identified by a model based on six
                    uniquely specialized strategies --
                    The Dow/SM/ DART 5, the European
                    Target 20, the Nasdaq(R) Target 15,
                    the S&P Target 24, the Target Small
                    Cap and the Value Line(R) Target 25.
      --------------------------------------------------------------------
      SPECIALTY     The Dow/SM/ Target Dividend: seeks to  First Trust
                    provide above-average total return.    Advisors L.P.
                    The Portfolio seeks to achieve its
                    objective by investing in common
                    stocks issued by companies that are
                    expected to provided income and to
                    have the potential for capital
                    appreciation. The Portfolio invests
                    primarily in the 20 common stocks
                    from the Dow Jones Select Dividend
                    Index/SM/ with the best overall
                    ranking on both the change in return
                    on assets over the last 12 months and
                    price-to-book ratio as of the close
                    of business on or about the
                    applicable stock selection date.
      --------------------------------------------------------------------
      SPECIALTY     The Dow/SM/ DART 10: seeks to provide  First Trust
                    above-average total return. The        Advisors L.P.
                    Portfolio seeks to achieve its
                    objective by investing in common
                    stocks issued by companies that are
                    expected to provide income and to
                    have the potential for capital
                    appreciation. The Portfolio invests
                    primarily in the common stocks of the
                    ten companies in the DJIA that have
                    the highest combined dividend yields
                    and buyback ratios on or about the
                    applicable stock selection date.
      --------------------------------------------------------------------
      SPECIALTY     Value Line(R) Target 25: seeks to      First Trust
                    provide above-average capital          Advisors L.P.
                    appreciation. The Portfolio seeks to
                    achieve its objective by investing in
                    25 of the 100 common stocks that
                    Value Line(R) gives a #1 ranking for
                    Timeliness(TM) which have recently
                    exhibited certain positive financial
                    attributes as of the close of
                    business on the applicable stock
                    selection date through a multi-step
                    process. Value Line(R) ranks 1,700
                    stocks of which only 100 are given
                    their #1 ranking for Timeliness,(TM)
                    which measures Value Line's view of
                    their probable price performance
                    during the next 6 to 12 months
                    relative to the others. Value Line(R)
                    bases their rankings on a long-term
                    trend of earnings, prices, recent
                    earnings, price momentum, and
                    earnings surprise.
      --------------------------------------------------------------------
      INTERNATIONAL GVIT Developing Markets: seeks         Gartmore Global
      EQUITY        long-term capital appreciation, under  Asset
                    normal conditions by investing at      Management
                    least 80% of its total assets in       Trust/Gartmore
                    stocks of companies of any size based  Global Partners
                    in the world's developing economies.
                    Under normal market conditions,
                    investments are maintained in at
                    least six countries at all times and
                    no more than 35% of total assets in
                    any single one of them.
      --------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       EACH PROFUND VP PORTFOLIO DESCRIBED BELOW PURSUES AN INVESTMENT
        STRATEGY THAT SEEKS TO PROVIDE DAILYINVESTMENT RESULTS, BEFORE
       FEES AND EXPENSES, THAT MATCH A WIDELY FOLLOWED INDEX, INCREASED
        BY A SPECIFIEDFACTOR RELATIVE TO THE INDEX, OR THAT MATCH THE
        INVERSE OF THE INDEX OR THE INVERSE OF THE INDEX MULTIPLIED BY
          ASPECIFIED FACTOR. THE INVESTMENT STRATEGY OF SOME OF THE
       PORTFOLIOS MAY MAGNIFY (BOTH POSITIVELY ANDNEGATIVELY) THE DAILY
      INVESTMENT RESULTS OF THE APPLICABLE INDEX. IT IS RECOMMENDED THAT
          ONLY THOSE ANNUITYOWNERS WHO ENGAGE A FINANCIAL ADVISOR TO
          ALLOCATE THEIR ACCOUNT VALUE USING A STRATEGIC OR TACTICAL
           ASSETALLOCATION STRATEGY INVEST IN THESE PORTFOLIOS. THE
      PORTFOLIOS ARE ARRANGED BASED ON THE INDEX ON WHICH ITSINVESTMENT
                              STRATEGY IS BASED.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Bull: seeks daily           ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the S&P 500(R)
                  Index.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Bear: seeks daily           ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the S&P 500(R) Index.
                  If ProFund VP Bear is successful in
                  meeting its objective, its net asset
                  value should gain approximately the
                  same amount, on a percentage basis,
                  as any decrease in the S&P 500(R)
                  Index when the Index declines on a
                  given day. Conversely, its net asset
                  value should lose approximately the
                  same, on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraBull: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to twice
                  (200%) the daily performance of the
                  S&P 500(R) Index. If ProFund VP
                  UltraBull is successful in meeting
                  its objective, its net asset value
                  should gain approximately twice as
                  much, on a percentage basis, as the
                  S&P 500(R) Index when the Index rises
                  on a given day. Conversely, its net
                  asset value should lose approximately
                  twice as much, on a percentage basis,
                  as the Index when the Index declines
                  on a given day.
      -------------------------------------------------------------------
       THE S&P 500(R) INDEX IS A MEASURE OF LARGE-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS A FULL FREE FLOAT-ADJUSTEDMARKET CAPITALIZATION
      WEIGHTED INDEX OF 500 U.S. OPERATING COMPANIES AND REITS SELECTED
        BY AN S&P U.S.INDEX COMMITTEE THROUGH A NON-MECHANICAL PROCESS
               THAT FACTORS CRITERIA SUCH AS LIQUIDITY, PRICE,
         MARKETCAPITALIZATION AND FINANCIAL VIABILITY. RECONSTITUTION
                OCCURS BOTH ON A QUARTERLY AND ONGOING BASIS.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP OTC: seeks daily            ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the NASDAQ-100
                  Index(R).
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Short OTC: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the NASDAQ-100
                  Index(R). If ProFund VP Short OTC is
                  successful in meeting its objective,
                  its net asset value should gain
                  approximately the same amount, on a
                  percentage basis, as any decrease in
                  the NASDAQ-100 Index(R) when the
                  Index declines on a given day.
                  Conversely, its net asset value
                  should lose approximately the same,
                  on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraOTC: seeks daily       ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to twice
                  (200%) the daily performance of the
                  NASDAQ-100 Index(R). If ProFund VP
                  UltraOTC is successful in meeting its
                  objective, its net asset value should
                  gain approximately twice as much, on
                  a percentage basis, as the NASDAQ-100
                  Index(R) when the Index rises on a
                  given day. Conversely, its net asset
                  value should lose approximately twice
                  as much, on a percentage basis, as
                  the Index when the Index declines on
                  a given day.
      -------------------------------------------------------------------
      THE NASDAQ-100 INDEX(R) INCLUDES 100 OF THE LARGEST NON-FINANCIAL
         DOMESTIC AND INTERNATIONAL ISSUES LISTEDON THE NASDAQ STOCK
         MARKET. TO BE ELIGIBLE FOR INCLUSION COMPANIES CANNOT BE IN
       BANKRUPTCY PROCEEDINGSAND MUST MEET CERTAIN ADDITIONAL CRITERIA
      INCLUDING MINIMUM TRADING VOLUME AND "SEASONING" REQUIREMENTS.THE
         INDEX IS CALCULATED UNDER A MODIFIED CAPITALIZATION-WEIGHTED
       METHODOLOGY. RECONSTITUTION ANDREBALANCING OCCURS ON AN ANNUAL,
                         QUARTERLY AND ONGOING BASIS.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraSmall-Cap: seeks       ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to
                  twice (200%) the daily performance of
                  the Russell 2000(R) Index. If ProFund
                  VP UltraSmall-Cap is successful in
                  meeting its objective, its net asset
                  value should gain approximately twice
                  as much, on a percentage basis, as
                  the Russell 2000 Index(R) when the
                  Index rises on a given day.
                  Conversely, its net asset value
                  should lose approximately twice as
                  much, on a percentage basis, as the
                  Index when the Index declines on a
                  given day.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Short Small-Cap: seeks      ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the Russell 2000(R)
                  Index. If ProFund VP Short Small-Cap
                  is successful in meeting its
                  objective, its net asset value should
                  gain approximately the same amount,
                  on a percentage basis, as any
                  decrease in the Russell 2000 Index
                  when the Index declines on a given
                  day. Conversely, its net asset value
                  should lose approximately the same
                  amount, on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------
      THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS AN ADJUSTED MARKETCAPITALIZATION WEIGHTED INDEX
        CONTAINING APPROXIMATELY 2000 OF THE SMALLEST COMPANIES IN THE
          RUSSELL 3000INDEX OR APPROXIMATELY 8% OF THE TOTAL MARKET
      CAPITALIZATION OF THE RUSSELL 3000 INDEX, WHICH IN TURNREPRESENTS
       APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET. ALL U.S.
        COMPANIES LISTED ON THE NYSE,AMEX OR NASDAQ MEETING AN INITIAL
       MINIMUM ($1) PRICE ARE CONSIDERED FOR INCLUSION. RECONSTITUTION
        OCCURSANNUALLY. SECURITIES ARE NOT REPLACED IF THEY LEAVE THE
         INDEX, HOWEVER, NEW ISSUE SECURITIES MEETING OTHERMEMBERSHIP
               REQUIREMENTS MAY BE ADDED ON A QUARTERLY BASIS.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP UltraMid-Cap: seeks daily   ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to twice
                  (200%) the daily performance of the
                  S&P MidCap 400 Index(R). If ProFund
                  VP UltraMid-Cap is successful in
                  meeting its objective, its net asset
                  value should gain approximately twice
                  as much, on a percentage basis, as
                  the S&P MidCap 400 Index when the
                  Index rises on a given day.
                  Conversely, its net asset value
                  should lose approximately twice as
                  much, on a percentage basis, as the
                  Index when the Index declines on a
                  given day.
      -------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Short Mid-Cap: seeks daily  ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  inverse (opposite) of the daily
                  performance of the S&P MidCap 400
                  Index(R). If ProFund VP Short Mid-Cap
                  is successful in meeting its
                  objective, its net asset value should
                  gain approximately the same amount,
                  on a percentage basis, as any
                  decrease in the S&P MidCap 400 Index
                  when the Index declines on a given
                  day. Conversely, its net asset value
                  should lose approximately the same
                  amount, on a percentage basis, as any
                  increase in the Index when the Index
                  rises on a given day.
      -------------------------------------------------------------------
        THE S&P MIDCAP 400 INDEX IS A MEASURE OF MID-SIZE COMPANY U.S.
           STOCK MARKET PERFORMANCE. IT IS A FLOAT-ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX OF 400 U.S. OPERATING COMPANIES AND
       REITS. SECURITIES ARESELECTED FOR INCLUSION IN THE INDEX BY THE
          S&P U.S. INDEX COMMITTEE THROUGH A NON-MECHANICAL PROCESS
            THATFACTORS CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET
      CAPITALIZATION AND FINANCIAL VIABILITY. RECONSTITUTION OCCURSBOTH
                      ON A QUARTERLY AND ONGOING BASIS.
      -------------------------------------------------------------------
       SMALL CAP  ProFund VP Small-Cap Value: seeks      ProFund Advisors
       VALUE      daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P SmallCap
                  600/Citigroup Value Index(R). The S&P
                  SmallCap 600/Citigroup Value Index is
                  designed to provide a comprehensive
                  measure of small-cap U.S. equity
                  "value" performance. It is an
                  unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P SmallCap
                  600 Index that have been identified
                  as being on the value end of the
                  growth-value spectrum.
      -------------------------------------------------------------------
       SMALL CAP  ProFund VP Small-Cap Growth: seeks     ProFund Advisors
       GROWTH     daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P SmallCap
                  600/Citigroup Growth Index(R). The
                  S&P SmallCap 600/Citigroup Growth
                  Index is designed to provide a
                  comprehensive measure of small-cap
                  U.S. equity "growth" performance. It
                  is an unmanaged float adjusted market
                  capitalization weighted index
                  comprised of stocks representing
                  approximately half the market
                  capitalization of the S&P SmallCap
                  600 Index that have been identified
                  as being on the growth end of the
                  growth-value spectrum.
      -------------------------------------------------------------------
      THE S&P SMALLCAP 600 INDEX IS A MEASURE OF SMALL-CAP COMPANY U.S.
            STOCK MARKET PERFORMANCE. IT IS AFLOAT ADJUSTED MARKET
        CAPITALIZATION WEIGHTED INDEX OF 600 U.S. OPERATING COMPANIES.
         SECURITIES ARE SELECTEDFOR INCLUSION IN THE INDEX BY AN S&P
       COMMITTEE THROUGH A NONMECHANICAL PROCESS THAT FACTORS CRITERIA
          SUCHAS LIQUIDITY, PRICE, MARKET CAPITALIZATION, FINANCIAL
                         VIABILITY, AND PUBLIC FLOAT.
      -------------------------------------------------------------------
       LARGE CAP  ProFund VP Large-Cap Value: seeks      ProFund Advisors
       VALUE      daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P
                  500/Citigroup Value Index(R).
      -------------------------------------------------------------------
       LARGE CAP  ProFund VP Large-Cap Growth: seeks     ProFund Advisors
       GROWTH     daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the S&P
                  500/Citigroup Growth Index(R).
      -------------------------------------------------------------------
         THE S&P 500/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE A
            COMPREHENSIVE MEASURE OF LARGE-CAP U.S.EQUITY "GROWTH"
            PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
        CAPITALIZATION WEIGHTED INDEXCOMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P 500 INDEX
          THATHAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
                            GROWTH-VALUE SPECTRUM.
      -------------------------------------------------------------------
       MID CAP    ProFund VP Mid-Cap Value: seeks daily  ProFund Advisors
       VALUE      investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the S&P MidCap
                  400/Citigroup Value Index(R).
      -------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                             PORTFOLIO
                                                             ADVISOR/
      STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
     ---------------------------------------------------------------------
     MID CAP       ProFund VP Mid-Cap Growth: seeks       ProFund Advisors
     GROWTH        daily investment results, before fees  LLC
                   and expenses, that correspond to the
                   daily performance of the S&P MidCap
                   400/Citigroup Growth Index(R).
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE MEASURE OF MID-CAPU.S. EQUITY "GROWTH" PERFORMANCE. IT
        IS AN UNMANAGED FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEXCOMPRISED OF STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400 INDEXTHAT HAVE BEEN IDENTIFIED
           AS BEING ON THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Asia 30: seeks daily        ProFund Advisors
                   investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Asia 30 Index. The ProFunds Asia 30
                   Index, created by ProFund Advisors,
                   is composed of 30 companies whose
                   principal offices are located in the
                   Asia/Pacific region, excluding Japan,
                   and whose securities are traded on
                   U.S. exchanges or on the NASDAQ as
                   depository receipts or ordinary
                   shares. The component companies in
                   the ProFunds Asia 30 Index are
                   determined annually based upon their
                   U.S. dollar-traded volume. Their
                   relative weights are determined based
                   on the modified market capitalization
                   method.
     ---------------------------------------------------------------------
     INTERNATIONAL ProFund VP Europe 30: seeks daily      ProFund Advisors
     EQUITY        investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the ProFunds
                   Europe 30 Index. The ProFunds Europe
                   30 Index, created by ProFund
                   Advisors, is composed of companies
                   whose principal offices are located
                   in Europe and whose securities are
                   traded on U.S. exchanges or on the
                   NASDAQ as depositary receipts or
                   ordinary shares. The component
                   companies in the ProFunds Europe 30
                   Index are determined annually based
                   upon their U.S. dollar-traded volume.
                   Their relative weights are determined
                   based on a modified market
                   capitalization method.
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Japan: seeks daily          ProFund Advisors
                   investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the Nikkei 225
                   Stock Average. The Fund determines
                   its success in meeting this
                   investment objective by comparing its
                   daily return on a given day with the
                   daily performance of the
                   dollar-denominated Nikkei 225 futures
                   contracts traded in the United
                   States. The Fund seeks to provide a
                   return consistent with an investment
                   in the component equities in the
                   Nikkei 225 Stock Average hedged to
                   U.S. dollars.
     ---------------------------------------------------------------------
       THE NIKKEI 225 STOCK AVERAGE INDEX (NIKKEI INDEX) IS A MODIFIED
        PRICE-WEIGHTED INDEX OF THE 225 MOSTACTIVELY TRADED AND LIQUID
      JAPANESE COMPANIES LISTED IN THE FIRST SECTION OF THE TOKYO STOCK
     EXCHANGE (TSE).THE NIKKEI INDEX IS CALCULATED FROM THE PRICES OF THE
          225 TSE FIRST SECTION STOCKS SELECTED TO REPRESENT ABROAD CROSS-SECTION OF JAPANESE INDUSTRIES AND THE OVERALL PERFORMANCE OF THE JAPANESE EQUITY MARKET.NIHON KEIZAI SHIMBUN, INC. IS THE SPONSOR
      OF THE INDEX. COMPANIES IN THE NIKKEI INDEX ARE REVIEWEDANNUALLY. EMPHASIS IS PLACED ON MAINTAINING THE INDEX'S HISTORICAL CONTINUITY
          WHILE KEEPING THE INDEXCOMPOSED OF STOCKS WITH HIGH MARKET LIQUIDITY. THE SPONSOR CONSULTS WITH VARIOUS MARKET EXPERTS,
     CONSIDERSCOMPANY SPECIFIC INFORMATION AND THE OVERALL COMPOSITION OF
                                  THE INDEX.
     ---------------------------------------------------------------------
     SPECIALTY     ProFund VP Banks: seeks daily          ProFund Advisors
                   investment results, before fees and    LLC
                   expenses, that correspond to the
                   daily performance of the Dow Jones
                   U.S. Banks Index. The Dow Jones U.S.
                   Banks Index measures the performance
                   of the banking sector of the U.S.
                   equity market. Component companies
                   include regional and major U.S.
                   domiciled banks, savings and loans,
                   engaged in a wide rage of financial
                   services, including retail banking,
                   loans and money transmissions.
     ---------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Basic Materials: seeks      ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Basic Materials Sector Index.
                  The Dow Jones U.S. Basic Materials
                  Sector Index measures the performance
                  of the basic materials industry of
                  the U.S. equity market. Component
                  companies are involved in the
                  production of aluminum, steel, non
                  ferrous metals, commodity chemicals,
                  specialty chemicals, forest products,
                  paper products, as well as the mining
                  of precious metals and coal.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Biotechnology: seeks daily  ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Biotechnology Index. The Dow
                  Jones U.S. Biotechnology Index
                  measures the performance of the
                  biotechnology subsector of the U.S.
                  equity market. Component companies
                  engage in research and development of
                  biological substances for drug
                  discovery and diagnostic development
                  these companies derive most of their
                  revenue from the sale of licensing of
                  drugs and diagnostic tools.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Consumer Goods: seeks       ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Consumer Goods Index. The Dow
                  Jones U.S. Consumer Goods Index
                  measures the performance of consumer
                  spending in the goods industry of the
                  U.S. equity market. Component
                  companies include automobiles and
                  auto parts and tires, brewers and
                  distillers, farming and fishing,
                  durable and non-durable household
                  product manufacturers, cosmetic
                  companies, food and tobacco products,
                  clothing, accessories and footwear.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Consumer Services: seeks    ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Consumer Services Index. The Dow
                  Jones U.S. Consumer Services Index
                  measures the performance of consumer
                  spending in the services industry of
                  the U.S. equity market. Component
                  companies include airlines,
                  broadcasting and entertainment,
                  apparel and broadline retailers, food
                  and drug retailers, media agencies,
                  publishing, gambling, hotels,
                  restaurants and bars, and travel and
                  tourism.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Financials: seeks daily     ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Financials Sector Index. The Dow
                  Jones U.S. Financials Sector Index
                  measures the performance of the
                  financial services industry of the
                  U.S. equity market. Component
                  companies include regional banks;
                  major U.S. domiciled international
                  banks; full line, life, and property
                  and casualty insurance companies;
                  companies that invest, directly or
                  indirectly in real estate;
                  diversified financial companies such
                  as Fannie Mae, credit card insurers,
                  check cashing companies, mortgage
                  lenders and investment advisers;
                  securities brokers and dealers,
                  including investment banks, merchant
                  banks and online brokers; and
                  publicly traded stock exchanges.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Health Care: seeks daily    ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Health Care Index. The Dow Jones
                  U.S. Health Care Index measures the
                  performance of the healthcare
                  industry of the U.S. equity market.
                  Component companies include health
                  care providers, biotechnology
                  companies, medical supplies, advanced
                  medical devices and pharmaceuticals.
      -------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Industrials: seeks daily    ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Industrials Index. The Dow Jones
                  U.S. Industrials Index measures the
                  performance of the industrial
                  industry of the U.S. equity market.
                  Component companies include building
                  materials, heavy construction,
                  factory equipment, heavy machinery,
                  industrial services, pollution
                  control, containers and packaging,
                  industrial diversified, air freight,
                  marine transportation, railroads,
                  trucking, land-transportation
                  equipment, shipbuilding,
                  transportation services, advanced
                  industrial equipment, electric
                  components and equipment, and
                  aerospace.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Internet: seeks daily       ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  Composite Internet Index. The Dow
                  Jones Composite Internet Index
                  measures the performance of stocks in
                  the U.S. equity markets that generate
                  the majority of their revenues from
                  the Internet. The Index is composed
                  of two sub-groups: Internet Commerce
                  -- companies that derive the majority
                  of their revenues from providing
                  goods and/or services through an open
                  network, such as a web site. Internet
                  Services -- companies that derive the
                  majority of their revenues from
                  providing access to the Internet or
                  providing services to people using
                  the Internet.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Oil & Gas: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Oil & Gas Index. The Dow Jones
                  U.S. Oil & Gas Index measures the
                  performance of the oil and gas
                  industry of the U.S. equity market.
                  Component companies include oil
                  drilling equipment and services, oil
                  companies-major, oil
                  companies-secondary, pipelines,
                  liquid, solid or gaseous fossil fuel
                  producers and service companies.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Pharmaceuticals: seeks      ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Pharmaceuticals Index. The Dow
                  Jones U.S. Pharmaceuticals Index
                  measures the performance of the
                  pharmaceuticals subsector of the U.S.
                  equity market. Component companies
                  include the makers of prescription
                  and over-the-counter drugs such as
                  birth control pills, vaccines,
                  aspirin and cold remedies.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Precious Metals: seeks      ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  Precious Metals Index. The Dow Jones
                  Precious Metals Index measures the
                  performance of the precious metals
                  mining industry. Component companies
                  include leading miners and producers
                  of gold, silver and platinum-group
                  metals whose securities are available
                  to U.S. investors during U.S. trading
                  hours. It is a float-adjusted
                  market-capitalization weighted index.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Real Estate: seeks daily    ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Real Estate Index. The Dow Jones
                  U.S. Real Estate Index measures the
                  performance of the real estate sector
                  of the U.S. equity market. Component
                  companies include those that invest
                  directly or indirectly through
                  development, management or ownership
                  of shopping malls, apartment
                  buildings and housing developments;
                  and real estate investment trusts
                  ("REITs") that invest in apartments,
                  office and retail properties. REITs
                  are passive investment vehicles that
                  invest primarily in income-producing
                  real estate or real estate related
                  loans or interests.
      -------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                            PORTFOLIO
                                                            ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES        SUB-ADVISOR
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Semiconductor: seeks daily  ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Semiconductor Index. The Dow
                  Jones U.S. Semiconductor Index
                  measures the performance of the
                  semiconductor subsector of the U.S.
                  equity market. Component companies
                  are engaged in the production of
                  semiconductors and other integrated
                  chips, as well as other related
                  products such as semiconductor
                  capital equipment and mother-boards.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Technology: seeks daily     ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Technology Sector Index. The Dow
                  Jones U.S. Technology Sector Index
                  measures the performance of the
                  technology industry of the U.S.
                  equity market. Component companies
                  include those involved in computers
                  and office equipment, software,
                  communications technology,
                  semiconductors, diversified
                  technology services and Internet
                  services.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Telecommunications: seeks   ProFund Advisors
                  daily investment results, before fees  LLC
                  and expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Telecommunications Sector Index.
                  The Dow Jones U.S. Telecommunications
                  Sector Index measures the performance
                  of the telecommunications industry of
                  the U.S. equity market. Component
                  companies include fixed-line
                  communications and wireless
                  communications companies.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP Utilities: seeks daily      ProFund Advisors
                  investment results, before fees and    LLC
                  expenses, that correspond to the
                  daily performance of the Dow Jones
                  U.S. Utilities Sector Index. The Dow
                  Jones U.S. Utilities Sector Index
                  measures the performance of the
                  utilities industry of the U.S. equity
                  market. Component companies include
                  electric utilities, gas utilities and
                  water utilities.
      -------------------------------------------------------------------
       SPECIALTY  ProFund VP U.S. Government Plus:       ProFund Advisors
                  seeks daily investment results,        LLC
                  before fees and expenses, that
                  correspond to one and one-quarter
                  times (125%) the daily price movement
                  of the most recently issued 30-year
                  U.S. Treasury bond ("Long Bond"). In
                  accordance with its stated objective,
                  the net asset value of ProFund VP
                  U.S. Government Plus generally should
                  decrease as interest rates rise. If
                  ProFund VP U.S. Government Plus is
                  successful in meeting its objective,
                  its net asset value should gain
                  approximately one and one-quarter
                  times (125%) as much, on a percentage
                  basis, as any daily increase in the
                  price of the Long Bond on a given
                  day. Conversely, its net asset value
                  should lose approximately one and
                  one-quarter as much, on a percentage
                  basis, as any daily decrease in the
                  price of the Long Bond on a given day.
      -------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

                                                              PORTFOLIO
                                                              ADVISOR/
      STYLE/ TYPE     INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
     ----------------------------------------------------------------------
     SPECIALTY     ProFund VP Rising Rates Opportunity:   ProFund Advisors
                   seeks daily investment results,        LLC
                   before fees and expenses, that
                   correspond to one and one-quarter
                   times (125%) the inverse (opposite)
                   of the daily price movement of the
                   most recently issued 30-year U.S.
                   Treasury bond ("Long Bond"). In
                   accordance with its stated objective,
                   the net asset value of ProFund VP
                   rising Rates Opportunity generally
                   should decrease as interest rates
                   fall. If ProFund VP Rising Rates
                   Opportunity is successful in meeting
                   its objective, its net asset value
                   should gain approximately one and
                   one-quarter times as much, on a
                   percentage basis, as any daily
                   decrease in the Long Bond on a given
                   day. Conversely, its net asset value
                   should lose approximately one and
                   one-quarter times as much, on a
                   percentage basis, as any daily
                   increase in the Long Bond on a given
                   day.
     ----------------------------------------------------------------------
     SPECIALTY     Access VP High Yield Fund: seeks to    ProFund Advisors
                   provide investment results that        LLC
                   correspond generally to the total
                   return of the high yield market
                   consistent with maintaining
                   reasonable liquidity. The Fund will
                   achieve its high yield exposure
                   primarily through credit default
                   swaps (CDSs) but may invest in high
                   yield debt instruments ("junk
                   bonds"), interest rate swap
                   agreements and futures contracts, and
                   other debt and money market
                   instruments without limitation,
                   consistent with applicable
                   regulations. Under normal market
                   conditions, the Fund will invest at
                   least 80% of its net assets in CDSs
                   and other financial instruments that
                   in combination have economic
                   characteristics similar to the high
                   yield debt market and/or in high
                   yield debt securities. The Fund seeks
                   to maintain exposure to the high
                   yield bond markets regardless of
                   market conditions and without taking
                   defensive positions. ProFund Advisors
                   does not conduct fundamental analysis
                   in managing the Fund.
     ----------------------------------------------------------------------
     INTERNATIONAL The Prudential Series Fund -- SP       Prudential
     EQUITY        William Blair International Growth     Investments LLC/
                   Portfolio: seeks long-term capital     William Blair &
                   appreciation. The Portfolio invests    Company, LLC
                   primarily in stocks of large and
                   medium-sized companies located in
                   countries included in the Morgan
                   Stanley Capital International All
                   Country World Ex-U.S. Index. Under
                   normal market conditions, the
                   portfolio invests at least 80% of its
                   net assets in equity securities. The
                   Portfolio's assets normally will be
                   allocated among not fewer than six
                   different countries and will not
                   concentrate investments in any
                   particular industry. The Portfolio
                   seeks companies that historically
                   have had superior growth,
                   profitability and quality relative to
                   local markets and relative to
                   companies within the same industry
                   worldwide, and that are expected to
                   continue such performance. (see
                   information above regarding limited
                   availability of this option.)
     ----------------------------------------------------------------------
     SPECIALTY     Rydex Variable Trust -- Nova: seeks    Rydex Investments
                   to provide investment results that
                   match the performance of a specific
                   benchmark on a daily basis. The
                   fund's current benchmark is 150% of
                   the performance of the S&P 500(R)
                   Index (the "underlying index"). If
                   the Fund meets its objective, the
                   value of the Fund's shares will tend
                   to increase on a daily basis by 150%
                   of the value of any increase in the
                   underlying index. When the value of
                   the underlying index declines, the
                   value of the Fund's shares should
                   also decrease on a daily basis by
                   150% of the value of any decrease in
                   the underlying index (e.g., if the
                   underlying index goes down by 5%, the
                   value of the Fund's shares should go
                   down by 7.5% on that day). Unlike a
                   traditional index fund, as its
                   primary investment strategy, the Fund
                   invests to a significant extent in
                   leveraged instruments, such as swap
                   agreements, futures contracts and
                   options on securities, futures
                   contracts, and stock indices, as well
                   as equity securities.
     ----------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Investment Options continued
                                                             PORTFOLIO
                                                             ADVISOR/
      STYLE/ TYPE    INVESTMENT OBJECTIVES/POLICIES         SUB-ADVISOR
      --------------------------------------------------------------------
       SPECIALTY  Rydex Inverse S&P 500 (formerly known  Rydex Investments as Rydex Variable Trust -- Ursa):
                  seeks to provide investment results
                  that will inversely correlate to the
                  performance of the S&P 500(R) Index
                  (the "underlying index"). If the Fund
                  meets its objective, the value of the
                  Fund's shares will tend to increase
                  during times when the value of the
                  underlying index is decreasing. When
                  the value of the underlying index is
                  increasing, however, the value of the
                  Fund's shares should decrease on a
                  daily basis by an inversely
                  proportionate amount (e.g., if the
                  underlying index goes up by 5%, the
                  value of the Fund's shares should go
                  down by 5% on that day). Unlike a
                  traditional index fund, the Fund's
                  benchmark is to perform exactly
                  opposite the underlying index, and
                  the Ursa Fund will not own the
                  securities included in the underlying
                  index. Instead, as its primary
                  investment strategy, the Fund invests
                  to a significant extent in short
                  sales of securities or futures
                  contracts and in options on
                  securities, futures contracts, and
                  stock indices.
      --------------------------------------------------------------------
       SPECIALTY  Rydex Variable Trust -- OTC: seeks to  Rydex Investments provide investment results that
                  correspond to a benchmark for
                  over-the-counter securities. The
                  Fund's current benchmark is the
                  NASDAQ 100 Index(R) (the "underlying
                  index"). If the Fund meets its
                  objective, the value of the Fund's
                  shares should increase on a daily
                  basis by the amount of any increase
                  in the value of the underlying index.
                  However, when the value of the
                  underlying index declines, the value
                  of the Fund's shares should also
                  decrease on a daily basis by the
                  amount of the decrease in value of
                  the underlying index. The Fund
                  invests principally in securities of
                  companies included in the underlying
                  index. It also may invest in other
                  instruments whose performance is
                  expected to correspond to that of the
                  underlying index, and may engage in
                  futures and options transactions and
                  enter into swap agreements. The Fund
                  may also purchase U.S. Government
                  securities.
      --------------------------------------------------------------------
       LARGE CAP  Wells Fargo Advantage VT C&B Large     Wells Fargo Funds
       VALUE      Cap Value Fund (formerly known as      Management, LLC
                  Wells Fargo Advantage C&B Large Cap
                  Value): Seeks maximum long-term total
                  return, consistent with minimizing
                  risk to principal. The Portfolio will
                  principally invest in
                  large-capitalization securities,
                  which they define as securities of
                  companies with market capitalizations
                  of $1 billion or more. The Portfolio
                  will seek total return by targeting
                  companies they believe are
                  undervalued, possess strong financial
                  positions and have a consistency and
                  predictability on their earnings
                  growth.
      --------------------------------------------------------------------
       LARGE CAP  Wells Fargo Advantage VT Equity        Wells Fargo Funds
       VALUE      Income Fund (formerly Wells Fargo      Management, LLC
                  Advantage Equity Income): seeks
                  long-term capital appreciation and
                  above-average dividend income. The
                  Portfolio invests in the common
                  stocks of large U.S. companies with
                  strong return potential and
                  above-average dividend income. The
                  Portfolio invests principally in
                  securities of companies with market
                  capitalizations of $3 billion or more.
      --------------------------------------------------------------------

Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by FIrst Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.
"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.
"The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.
"Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.
The First Trust(R) 10 Uncommon Values portfolio is not sponsored or created by Lehman Brothers, Inc. ("Lehman Brothers"). Lehman Brothers' only relationship to First Trust is the licensing of certain trademarks and trade names of Lehman Brothers and of the "10 Uncommon Values" which is determined, composed and calculated by Lehman Brothers without regard to First Trust or the First Trust(R) 10 Uncommon Values portfolio.
Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.


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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Fees and Charges

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise we will incur a loss. For example, American Skandia may make a profit on the Insurance Charge and the charge for the optional guarantee feature if, over time, the actual costs of providing the guaranteed insurance obligations under the Annuity are less than the amount we deduct for the charges. To the extent we make a profit on the charges, such profit may be used for any other corporate purpose, including payment of other expenses that American Skandia incurs in promoting, distributing, issuing and administering the Annuity.
   The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contract. A portion of the proceeds that American Skandia receives from charges that are deducted from the Separate Account include amounts based on market appreciation of the Sub-account values.

WHAT ARE THE ANNUITY FEES AND CHARGES?

Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. Currently, the tax charge ranges up to 3/1//\\2\\% of your premium and is designed to approximate the taxes that we are required to pay. We will deduct the charge at the time your Premium is applied to the Annuity.
   We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the contract. We will periodically review the issue of charging for these taxes and may impose a charge in the future.
   In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.
   We may assess a charge against the Sub-accounts equal to any taxes, which may be imposed upon the Separate Account.

   Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a rebalancing, asset allocation or similar program when we count the twenty free transfers. For a description of these programs see "Do You Offer Any Automatic Rebalancing Programs?" All transfers made on the same day will be treated as one (1) transfer. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of twelve) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to 1.25% on an annual basis. The Insurance Charge is the combination of the Mortality & Expense Risk Charge (1.10%) and the Administration Charge (0.15%). If the Optional Guarantee Feature is selected the Insurance Charge is the combination of the Mortality & Expense Risk Charge (2.10%) and the Administration Charge (0.15%) and is equal to 2.25% on an annual basis.
   The Insurance Charge is intended to compensate American Skandia for providing the insurance benefits under the Annuity, including the risk that persons we guarantee Annuity Payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees, as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under this Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted as an Administration Charge. However, any increase will only apply to an Annuity issued after the date of the increase. The charge for the Optional Guarantee Feature covers our risk that the Guaranteed Annuity Payment Amount may be higher than the Annuity Payment Amount at any time the Annuitant(s) is alive.

WHAT CHARGES APPLY UPON A FULL OR PARTIAL SURRENDER?
When you make a full or partial surrender of the Annuity the Cash Value is determined by discounting the value of future Annuity Payments. This procedure functions as a surrender charge and reduces the Cash Value payable to you. The applicable discount rate is equal to the Benchmark Rate as set forth in your Annuity Contract. The discount rate in effect on the Issue Date is not subject to change.

WHAT FEES AND EXPENSES ARE INCURRED BY THE PORTFOLIOS?

Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides American Skandia with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

We may reduce the portion of the total Insurance Charge that is deducted as an Administration Charge when an Annuity is sold to individuals or a group of individuals in a manner that reduces our administrative expenses under the Annuity. In reducing this portion of the charge we consider among other things:
(a) the size and type of the group; (b) the number of annuities purchased by an Owner; (c) the amount of Premium; and/or (d) other transactions where administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.



                                      37

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Purchasing Your Annuity

WHAT ARE THE REQUIREMENTS FOR PURCHASING THE ANNUITY?

Premium Payment: Unless we agree otherwise and subject to our rules, you must make a minimum Premium payment of not less than $35,000. We must receive the entire Premium payment amount before we invest your Net Premium (and any applicable Credits) in the Annuity.
   Where allowed by law, we must approve any initial (or initial and any subsequent payments made in connection with a IRC Section 1035 exchange) and additional Premium payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on the Annuity as a condition of our acceptance, including changing the number of transfers allowable under the Annuity or restricting the Sub-accounts that are available. Other limitations and/or restrictions may apply.
   Except as noted below, Premium payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to American Skandia. Premium payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Premium payments may be transmitted to American Skandia via wiring funds through your Financial Professional's broker-dealer firm. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
   We may require certain information before we issue an Annuity, including, but not limited to, evidence satisfactory to us of the age of each Annuitant.
   Once we agree to issue an Annuity, we invest your Net Premium (and any applicable Credits) in the Annuity. The Net Premium is your Premium minus any Tax Charges that may apply. We apply the Net Premium based on your instructions for allocating your Income Base among one or more Sub-accounts.

   Age Restrictions: Unless we agree otherwise and subject to our rules, the Annuitant may not be greater than age 90 on the Issue Date. If there is more than one Annuitant named, the youngest Annuitant may not be greater than age 90 on the Issue Date. The Issue Date age restriction does not apply to the Annuity when it is used as an annuitization or settlement option from a deferred annuity or a life insurance policy issued by American Skandia.

   Use of the Annuity as an Annuitization or Settlement Option: When this Annuity is used as an annuitization or settlement option from a deferred annuity or a life insurance policy issued by American Skandia, the age restriction and "free-look" or "right to cancel" sections of this Annuity do not apply.

   Owner, Annuitant, and Beneficiary Designations: We require you to name the Owner(s), Annuitant(s) and Beneficiary(ies) for your Annuity.
..   Owner: We assume the Annuitant is also the Owner unless you indicate otherwise. Similarly, if there are joint Annuitants, we assume each Annuitant is a joint Owner. You may name more than one Owner in which case all ownership rights are held jointly. You may name a contingent Owner. Ownership rights pass to such a contingent Owner upon the death (or in the case of an entity, the dissolution) of the Owner. Unless you indicate otherwise, no rights pass to any contingent Owner until the death (or dissolution) of all Owners.
   All ownership rights pass to the Beneficiary as of the Inheritance Date unless you instruct us that ownership should remain with any then surviving Owners. If ownership rights vest in a Beneficiary and there is no prior irrevocable contingent Beneficiary designation, such Beneficiary may name a person or entity to receive any remaining Annuity Payments yet to be paid subsequent to such Beneficiary's death.
..   Annuitant: The Annuitant is the person we agree to make Annuity Payments to and during whose life we continue to make such payments. You may name one or two Annuitants. The Annuitant can be, but does not have to be, the
    Owner. You must name an Annuitant who is a natural person. Because our assumptions about Annuity Payments are based on the age, life expectancy, and where permitted gender of the Annuitant(s), the Annuitant designation cannot be changed once your Annuity is issued.
..   Beneficiary: The Beneficiary(ies) is/are the person(s) or entity(ies) you name to receive any remaining payments under the Annuity if there is any remaining Inheritance Period and if there is Cash Value due. Your beneficiary designation must be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. For example, a designation of "surviving spouse" would not be acceptable. You may name one or more primary Beneficiaries and one or more contingent Beneficiaries. Payments to your Beneficiary(ies) will be made in equal proportions unless you notify us otherwise. We will make payment to a contingent Beneficiary if the primary Beneficiary dies before the Inheritance Date. If

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

  no Beneficiary is alive as of the Inheritance Date or you do not make a Beneficiary designation, any remaining Annuity Payments will be made to you or your estate. Unless you indicate otherwise, no rights pass to any contingent Beneficiary until the death (or dissolution) of all Beneficiaries. If Annuity Payments are being made to a Beneficiary and the Beneficiary has not named a person or entity to receive Annuity Payments during any remaining Inheritance Period subsequent to his or her death, then such Annuity Payments will be made to the Beneficiary's estate. Beneficiary designations can be changed unless the Owner requests that the designation be made irrevocable.
   Your choice of Annuitant(s) and Beneficiary(ies) can have significant tax implications. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free-look". Depending on the state in which you purchased your Annuity, and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Income Base, less any Credits, plus any Tax Charge deducted, less applicable federal and state income tax withholding. This amount may be higher or lower than your original Premium. Where required by law, we will refund your current Income Base or the amount of your initial Premium, whichever is greater, less applicable federal and state income tax withholding. The same rules may apply to an Annuity that is purchased as an IRA. If you exercise your right to return the Annuity, we will not return any Credits we applied to your Annuity based on your Premium (see below).
   If you are using the Annuity as an annuitization or settlement option from a deferred annuity or a life insurance policy issued by American Skandia, you do not have a right to cancel.

WILL I RECEIVE CREDITS ON MY PREMIUM?

We may credit additional amounts to your Annuity based on the age of the youngest Annuitant on the Issue Date. Credits are applied as a percentage of the Premium as shown in the table below. Any such Credit will increase the amount that is applied to your Annuity when determining the value upon which we base your Annuity Payments.

                      ANNUITANT'S AGE       CREDIT AMOUNT*
                      ------------------------------------
                      Age 59 and below 60         3%
                      Age 61 through Age 65       2%
                      Age 66 through Age 71       1%
                      Age 72 and older            0%
                      ------------------------------------

* as a percentage of the Premium.

   Credits are provided in higher amounts for younger Annuitants primarily to reflect the longer duration of time that we anticipate making Annuity Payments, and during which time we will deduct the Insurance Charge under the Annuity. Credits are provided in lieu of making specific variations in the Annuity's charges to reflect differences in anticipated persistency rates for each class of Annuitants based on their age on the Issue Date. The life expectancies of younger Annuitants are greater than older Annuitants. Consequently, Credits are intended to offset a portion of the Insurance Charge deducted over time for these younger Annuitants since the Insurance Charge is deducted as a fixed annual percentage while the Annuity remains in force.
   Credits are provided from our general account. Currently, Credits are applied to all Annuities; although we reserve the right to cease applying Credits for Annuities sold in the future. Any such decision will not effect your Annuity.

HOW ARE CREDITS APPLIED TO MY ANNUITY?
Any Credits are applied to your Annuity at the time the qualifying Net Premium is applied to your Income Base. Credits are allocated to the investment options in the same ratio as the applicable Net Premium is applied.
..   Any Credits applied to your Annuity can be recovered by us if you elect to
    "Free-Look" your Annuity. The amount returned to you will not include any Credits.
..   We do not consider Credits to be "investment in the contract" for income tax purposes (see "Tax Considerations").



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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Managing Your Annuity

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN SUB-ACCOUNTS?
You may make transfers between investment options. Transfers are not subject to taxation on any gain. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20) or, if asset allocation is required, the number of categories in the asset allocation model. We may require a minimum of $500 in any Sub-account to which you allocate your Income Base at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Income Base in the Sub-account pro rata to the other investment options to which you transferred.
   We may impose specific restrictions on financial transactions (including transfer requests) for certain Portfolios based on the Portfolio's investment and/or transfer restrictions. We may do so to conform to any present or future restriction that is imposed by any portfolio that is available under this Annuity. Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Immediate Annuities are generally purchased for purposes of receiving an income payment stream, for example as retirement income, as such we do not currently impose restrictions on frequent transfers among sub-accounts because we do not believe that immediate annuities are subject to market timing abuses in the way that other vehicles, such as mutual funds, may be.
   Any purchase, redemption or transfer involving the Rydex or ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a Rydex or ProFunds VP Sub-account will be extended to /1//\\2 \\hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through American Skandia's Internet website (www.americanskandia.prudential.com).
   Currently, we charge $10.00 for each transfer after the twentieth
(20/th/) transfer in each Annuity Year. Transfers made as part of an automatic rebalancing, asset allocation or similar program do not count toward the twenty free transfer limit. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of twelve) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.

MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
Yes. Your Financial Professional may forward instructions regarding allocation of your Income Base and request financial transactions between investment options while you are living, subject to our rules, and unless you tell us otherwise. For annuities issued on or after July 21, 2006, subject to our rules, we will require affirmative consent from you in order to give your Financial Professional such authority. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive the notification that such person's authority has been revoked. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?

Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuity. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Income Base under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf.
   Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. If you authorize your investment advisor to withdraw amounts from your Annuity to pay for the investment advisor's fee, as with

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

any other withdrawal from your Annuity, you may incur adverse tax consequences and/or a surrender adjustment. We are not a party to the agreement you have with your investment advisor and do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor's fee, are within the terms of your agreement with your investment advisor. You will, however, receive confirmations of transactions that affect your Annuity. If your investment advisor has also acted as your Financial Professional with respect to the sale of your Annuity, he or she may be receiving compensation for services provided both as a Financial Professional and investment advisor. Alternatively, the investment advisor may compensate the Financial Professional from whom you purchased your Annuity for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your Financial Professional receive in connection with your Annuity, you should ask them for more details.
   We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with American Skandia as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) on American Skandia.
   Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN SUB-ACCOUNTS?". Since transfer activity directed by a Financial Professional or third party investment advisor may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet Website (www.americanskandia.prudential.com). Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

AM I REQUIRED TO PARTICIPATE IN AN ASSET ALLOCATION PROGRAM?
If you purchased your Annuity prior to December 5, 2005 and chose the Optional Guarantee Feature, your Net Premium (plus any applicable Credit) was required to be allocated in accordance with an asset allocation model, and your Income Base also had to be allocated in accordance with such model. If you purchased your Annuity on or after December 5, 2005 and you chose the Optional Guarantee Feature, you must allocate your Net Premium/Income Base in accordance with the then permitted and available investment option(s) with this feature.

ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

DO YOU OFFER ANY OTHER AUTOMATIC REBALANCING PROGRAMS?
Yes, if you do not elect the Optional Guarantee Feature, we offer an automatic rebalancing program that can periodically reallocate your Income Base among the Sub-accounts you choose. You can choose to have your Income Base rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, Sub-accounts are rebalanced to the allocation percentages you requested. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. With



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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Managing Your Annuity continued

automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Access To Cash Value

MAY I SURRENDER ALL OR PART OF MY ANNUITY?
Yes. As long as the Annuitant is alive, you may surrender all of the Annuity for its Cash Value, if any. You also may surrender a portion of your Annuity (a minimum of $1,000 is required) as long as the Annuitant is alive and the Cash Value remaining after the partial surrender is at least $5,000. The Cash Value, if any, is always less than the Income Base. If you elect a partial surrender of the Annuity we will apply the surrender pro-rata among all Sub-accounts where you are invested. Such partial surrender will reduce proportionately all the Annuity's Contract and Cash Values, but will not affect the Inheritance Period. This includes the Guaranteed Annuity Payment Amount if you selected the Optional Guarantee Feature. We may request evidence satisfactory to us that the Annuitant is alive and other information to process the surrender request (see "Requirements for Surrender").
   You may elect to return the Annuity during the free-look period. For additional information about surrendering during the free-look period, please refer to the section entitled "May I Return the Annuity if I Change My Mind?"
   When you make a full or partial surrender of the Annuity the Cash Value is determined by discounting the value of future Annuity Payments. This procedure functions as a surrender charge in calculating the Cash Value payable to you. The applicable discount rate is equal to the Benchmark Rate as set forth in your Annuity Contract. The discount rate in effect on the Issue Date is not subject to change.

WHAT IF MY INHERITANCE PERIOD IS ZERO, MAY I STILL MAKE A FULL OR PARTIAL SURRENDER?
No. If your Annuity has no Inheritance Period you may not make a full or partial surrender because there is no Cash Value.
   Requests for a Full or Partial Surrender: To request the forms necessary to make a full or partial surrender from your Annuity, contact our Customer Service Team at 1-800-752-6342 or visit our Internet Website at www.americanskandia.prudential.com. We must receive at our Office a request in writing and necessary representations in writing regarding tax withholdings for a full or partial surrender.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Valuing Your Investment

HOW IS MY INCOME BASE DETERMINED?
The Income Base is determined separately for each Sub-account allocation. The Income Base is the sum of the values of each Sub-account allocation. The Income Base does not reflect any surrender adjustment that may apply to a withdrawal or surrender.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge.
   Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

EXAMPLE
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Income Base out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
American Skandia is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.
   There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Income Base may fluctuate based on changes in the Unit Values, but you may not be able to transfer Income Base, or make a redemption request.
   The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.
   American Skandia will also not process financial transactions involving redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

   Single Purchase Payment: We are required to allocate your Single Purchase Payment to the Sub-accounts within two (2) business days after we receive all of our requirements at our office to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) business days, we are required to return the Purchase Payment at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) business days. During any period that we are trying to obtain the required information, your money is not invested.

   Scheduled Transactions: "Scheduled" transactions include transfers under a rebalancing, or asset allocation program, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, or annuity payments.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only) the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

   Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

   Transactions in ProFunds VP Sub-accounts: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase or redemption order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through American Skandia's Internet website (www.americanskandia.prudential.com). You cannot request a transaction involving the purchase, redemption or transfer of Units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Annuity Benefits

WHAT ARE THE BENEFITS OF THIS ANNUITY?
The Annuity provides Annuity Payments for the life of the Annuitant(s), and a guarantee that Annuity Payments will be payable during any remaining
Inheritance Period as of the Inheritance Date, even though no Annuitant is living in lieu of a lump sum distribution, if the Cash Value has not reached zero at any point between the date of death and the Inheritance Date, and if no conversion to fixed payments was authorized. If you choose the Optional Guarantee Feature, the Annuity provides an additional benefit: a guarantee that, while the Annuitant is alive, the Annuity Payment Amount will not be less than the initial Guaranteed Annuity Payment Amount.
The following are key terms we use when describing the benefits of this Annuity:

   Adjustment is a change to the Annuity's benefits that occurs if, on an Annuity Payment Date, the Cash Value exceeds the Cash Value Trigger.

   Annuity Factors are factors we apply to determine the Schedule of Units. Annuity Factors reflect assumptions regarding the costs we expect to bear in guaranteeing payments for the lives of the Annuitants and will depend on the Benchmark Rate, the Inheritance Period, the Annuitant's attained age and where permitted by law, gender. We may use different factors for different classes of Annuities.

   Benchmark Rate is an assumed rate of return used in determining the Annuity Factors and the Schedule of Units. The Benchmark Rate is currently 4% but we may use a different rate for different classes of purchasers. The Benchmark Rate for the Optional Guarantee Feature is currently 3% but we may use a different rate for different classes of purchasers. The Benchmark Rate is set forth in the schedule page of your Annuity.

   Cash Value Trigger is an amount we use to determine whether an Adjustment must be made to your Annuity's values. The initial Cash Value Trigger is a percentage of the Premium, generally 85% of Premium, and always equal to the Cash Value of your Annuity on the Issue Date. We reserve the right to change the Cash Value Trigger at any time.

   Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

   Inheritance Period, as discussed in the "Glossary of Terms," is a variable period of time during which Annuity Payments are due whether or not the Annuitant is still alive. The Inheritance Period is represented in months or partial months.

   Schedule of Units is a schedule for each Sub-account of how many Units are expected to fund your Annuity's benefits as of each Annuity Payment Date. The schedule initially is assigned on the Issue Date and is based on the portion of the Net Premium you allocate to a Sub-account, the Benchmark Rate, and Annuity Factors. Subsequently, the Schedule of Units is adjusted for transfers (including rebalancings), Adjustments, or partial surrenders.

HOW DO WE CALCULATE YOUR ANNUITY PAYMENT?
This Annuity attempts to cushion the Annuity Payment Amount from the immediate impact of Sub-account performance. This means that positive market performance will not always increase the Annuity Payment Amount, and negative market performance will not always decrease the Annuity Payment Amount. We accomplish this cushion through a "stabilization" process. The stabilization process adjusts the length of the Inheritance Period while generally maintaining a level Annuity Payment Amount. When cash values under the Annuity exceed a trigger, then an Adjustment is made to increase the Annuity Payment Amount. Adjustments do not change the Income Base of the Annuity. If the Inheritance Period reaches zero and the Annuitant is still alive, Annuity Payments will continue. The Annuity Payment Amount will vary depending on Sub-account performance unless the guarantee feature is elected.

INITIAL ANNUITY PAYMENT
The initial Annuity Payment Amount is calculated based on the Schedule of Units multiplied by the Unit Values on the Issue Date of the Annuity. We calculate this value when we issue the Annuity and this is the amount payable on the first Annuity Payment Date.

SUBSEQUENT ANNUITY PAYMENTS
The amount of Subsequent Annuity Payments are determined one month in advance. On the Annuity Payment Date, based on your current allocations, we calculate the Inheritance Period and the Cash Value. We calculate these initial values as follows:

..   The Inheritance Period is first reduced by one month (because one monthly period has passed) and then increased or decreased to reflect the difference between the value of the Units to be redeemed to fund the stable Annuity Payment Amount and the value of the Units in the Schedule of Units.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

  Generally, if Sub-account performance exceeds the Benchmark Rate, then the
   Inheritance Period will decrease less than one month, while if Sub-account performance is less than the Benchmark Rate, the Inheritance Period will decrease more than one month. Monthly Annuity Payment Amounts are stabilized while the Inheritance Period absorbs the immediate impact of market volatility.
..   The Cash Value is determined based on the new Inheritance Period and the current Unit Values.
   The next Annuity Payment Amount on each Annuity Payment Date will depend on whether the Inheritance Period is greater than or equal to zero and whether the Cash Value Trigger has been exceeded.

INHERITANCE PERIOD GREATER THAN ZERO

Cash Value Trigger not exceeded
If the Cash Value Trigger has not been exceeded then we do not make an Adjustment. The next Annuity Payment Amount is equal to the then current Annuity Payment Amount. The Inheritance Period and the Cash Value initially calculated above are established. The stabilization process maintains a level Annuity Payment Amount.

Cash Value Trigger exceeded
If the Cash Value Trigger has been exceeded then we make an Adjustment. The Cash Value of the Annuity is adjusted to be equal to the Cash Value Trigger and the Inheritance Period is decreased. The Schedule of Units is revised to reflect a higher Annuity Payment Amount to be paid on the next Annuity Payment Date. Adjustments do not change the Income Base of the Annuity. The revised Annuity Payment Amount becomes the new stabilized payment amount until there is an Adjustment or the Inheritance Period becomes equal to zero.

INHERITANCE PERIOD EQUAL TO ZERO
If the Inheritance Period is equal to zero, the Annuity does not have any Cash Value. Annuity Payments will continue until the Inheritance Date; however, the Annuity Payment Amount may fluctuate each Annuity Payment Date with changes in Unit Values. The next Annuity Payment Amount is established equal to the number of Units scheduled to be paid under the Schedule of Units multiplied by the current Unit Values.

 If you have selected the Optional Guarantee Feature, the Annuity Payment Amount will not be less than the initial Guaranteed Annuity Payment Amount.

CAN I DECREASE THE CASH VALUE TRIGGER?
Unless you have selected the Optional Guarantee Feature, you can decrease the Cash Value Trigger to 25%, 50%, or 75% of the original Cash Value Trigger on any Annuity Payment Date.
   Reducing the Cash Value Trigger increases the likelihood that your Annuity Payment Amount will increase. However, reducing the Cash Value Trigger may also result in using more Units to generate the larger monthly payment. This can also decrease the Inheritance Period more rapidly to support the higher Annuity Payment Amount during periods of poor market performance, which may effect the stability of future Annuity Payments. Any Adjustment to the Cash Value Trigger is permanent although you may continue to decrease the trigger in the future. If you have selected the Optional Guarantee Feature, the Cash Value Trigger is set as of the Issue Date, and may NOT be changed.

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Annuity Benefits continued
CAN YOU ILLUSTRATE HOW ANNUITY PAYMENTS ARE MADE?
Shown below are examples of this Annuity, as a non-qualified annuity, without the Optional Guarantee Feature or Credits under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 4% Benchmark Rate, and a $50,000 Premium amount. We have deducted all fees and charges under this Annuity in these examples. These values are illustrative only and are hypothetical.

                              MALE AGE 65, 4% BENCHMARK RATE, $50,000 PREMIUM
               ------------------------------------------------------------------------------
                          BEGINNING YEAR 1                       BEGINNING YEAR 5
               -------------------------------------- ---------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD     INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)     BASE   CASH VALUE
       0%      $278.96   211.32    $50,000  $42,500   $278.96   132.90    $ 34,857  $24,404
       4%       278.96   211.32     50,000   42,500    278.96   156.83      41,916   32,503
       6%       278.96   211.32     50,000   42,500    278.96   166.53      45,789   36,713
       8%       278.96   211.32     50,000   42,500    278.96   175.13      49,903   41,083
      10%       278.96   211.32     50,000   42,500    299.05   161.47      53,912   42,500
      12%       278.96   211.32     50,000   42,500    322.34   142.75      57,988   42,500
                         BEGINNING YEAR 10                       BEGINNING YEAR 20
               -------------------------------------- ---------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD     INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)     BASE   CASH VALUE
       0%      $175.01     0.00    $21,173  $     0   $104.26     0.00    $  8,332  $     0
       4%       278.96    65.92     31,224   14,753    219.83     0.00      17,567        0
       6%       278.96   118.14     39,816   28,948    278.96    44.25      26,839   12,990
       8%       278.96   152.19     50,118   41,912    322.81   108.15      49,512   42,500
      10%       355.11   115.47     59,303   42,500    555.16    61.30      68,412   42,500
      12%       421.98    89.98     70,418   42,500    888.48    37.19     101,564   42,500
                             FEMALE AGE 65, 4% BENCHMARK RATE, $50,000 PREMIUM
               ------------------------------------------------------------------------------
                          BEGINNING YEAR 1                       BEGINNING YEAR 5
               -------------------------------------- ---------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD     INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)     BASE   CASH VALUE
       0%      $258.24   236.78    $50,000  $42,500   $258.24   144.79    $ 35,656  $24,173
       4%       258.24   236.78     50,000   42,500    258.24   179.86      42,775   33,347
       6%       258.24   236.78     50,000   42,500    258.24   193.11      46,680   37,896
       8%       258.24   236.78     50,000   42,500    258.54   204.14      50,826   42,500
      10%       258.24   236.78     50,000   42,500    279.62   178.24      54,810   42,500
      12%       258.24   236.78     50,000   42,500    296.48   158.15      59,069   42,500
                         BEGINNING YEAR 10                       BEGINNING YEAR 20
               -------------------------------------- ---------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD     INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)     BASE   CASH VALUE
       0%      $162.01     0.00    $22,625  $     0   $ 96.51     0.00    $  8,891  $     0
       4%       258.24    76.04     32,961   15,506    203.50     0.00      18,747        0
       6%       258.24   147.89     41,792   32,064    258.24    74.90      29,798   19,391
       8%       278.90   166.58     51,796   42,500    327.20   114.71      50,840   42,500
      10%       335.80   125.86     61,417   42,500    544.61    65.36      72,073   42,500
      12%       390.12    98.61     73,317   42,500    841.11    40.11     107,597   42,500

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Below are examples of this Annuity, as a non-qualified annuity without Credits, with the Optional Guarantee Feature under different hypothetical interest rate scenarios for a randomly chosen male and female aged 65 with a 3% Benchmark Rate, and a $50,000 Premium amount. As in the above examples we have deducted all fees and charges under this Annuity. These values are illustrative only and are hypothetical.

                              MALE AGE 65, 3% BENCHMARK RATE, $50,000 PREMIUM
               -----------------------------------------------------------------------------
                          BEGINNING YEAR 1                       BEGINNING YEAR 5
               -------------------------------------- --------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD    INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)    BASE   CASH VALUE
       0%      $249.37   221.37    $50,000  $42,500   $249.37   148.67    $34,550  $25,151
       4%       249.37   221.37     50,000   42,500    249.37   167.89     41,435   32,509
       6%       249.37   221.37     50,000   42,500    249.37   175.80     45,210   36,410
       8%       249.37   221.37     50,000   42,500    249.37   182.87     49,219   40,492
      10%       249.37   221.37     50,000   42,500    264.57   173.21     53,211   42,500
      12%       249.37   221.37     50,000   42,500    287.28   153.60     57,176   42,500
                         BEGINNING YEAR 10                      BEGINNING YEAR 20
               -------------------------------------- --------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD    INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)    BASE   CASH VALUE
       0%      $249.37     0.00    $20,319  $     0   $249.37     0.00    $ 7,773  $     0
       4%       249.37    82.08     30,483   16,461    249.37     0.00     16,400        0
       6%       249.37   124.93     38,634   28,285    249.37    44.13     25,015   11,687
       8%       249.37   154.02     48,349   39,902    249.37   121.50     47,150   41,888
      10%       309.45   126.69     57,540   42,500    469.02    69.38     64,353   42,500
      12%       370.41    99.14     68,044   42,500    757.89    42.21     94,439   42,500
                             FEMALE AGE 65, 3% BENCHMARK RATE, $50,000 PREMIUM
               -----------------------------------------------------------------------------
                          BEGINNING YEAR 1                       BEGINNING YEAR 5
               -------------------------------------- --------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD    INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)    BASE   CASH VALUE
       0%      $228.98   248.47    $50,000  $42,500   $228.98   166.84    $35,323  $25,380
       4%       228.98   248.47     50,000   42,500    228.98   193.27     42,265   33,383
       6%       228.98   248.47     50,000   42,500    228.98   203.62     46,069   37,519
       8%       228.98   248.47     50,000   42,500    228.98   212.65     50,108   41,803
      10%       228.98   248.47     50,000   42,500    246.35   191.81     54,055   42,500
      12%       228.98   248.47     50,000   42,500    262.61   170.89     58,198   42,500
                         BEGINNING YEAR 10                      BEGINNING YEAR 20
               -------------------------------------- --------------------------------------
 HYPOTHETICAL  ANNUITY INHERITANCE                    ANNUITY INHERITANCE
RATE OF RETURN PAYMENT   PERIOD    INCOME             PAYMENT   PERIOD    INCOME
               AMOUNT   (MONTHS)    BASE   CASH VALUE AMOUNT   (MONTHS)    BASE   CASH VALUE
       0%      $228.98     0.00    $21,726  $     0   $228.98     0.00    $ 8,275  $     0
       4%       228.98    99.00     32,143   17,870    228.98     0.00     17,460        0
       6%       228.98   154.84     40,498   31,093    228.98    74.08     27,657   17,376
       8%       236.22   183.14     50,351   42,500    267.55   130.23     48,732   42,500
      10%       291.75   138.73     59,441   42,500    459.19    74.40     67,427   42,500
      12%       340.24   109.31     70,699   42,500    713.90    45.82     99,672   42,500

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Annuity Benefits continued

WHEN ARE ANNUITY PAYMENTS MADE?
Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial Annuity Payment will be on a date of your choice of the 1/st /through the 28/th /day of the calendar month following the 30/th /day after the Issue Date of this Annuity. The Annuity Payment Date may not be changed after the Issue Date.

MAY I CONVERT ANNUITY PAYMENTS TO FIXED PAYMENTS?
Yes. You may convert to fixed Annuity Payments but only after two (2) years from the Annuity's Issue Date. Before any Annuity Payment Date after this period, you may make an irrevocable election to convert to fixed Annuity Payments. If you elect fixed payments, on each Annuity Payment Date you will receive a fixed amount that will not vary with investment performance. The value of these payments depends on the Income Base at the time of the conversion, the then current Inheritance Period, the Annuitant's age, gender (where permitted), and an assumed interest rate of not less than 3% per year. The subsequent fixed Annuity Payment Amount may be greater than, equal to, or less than the current Annuity Payment Amount. The Inheritance Period on conversion will be fixed and subsequently reduced by one month each month. However, after you have elected this option under this Annuity you will not be permitted to make full or partial surrenders.

WHO RECEIVES THE ANNUITY PAYMENT?
We make Annuity Payments to the Annuitant. Subject to our rules, we may accept your instructions to forward Annuity Payments to an alternate payee.

WHAT HAPPENS WHEN THE ANNUITANT DIES?
As of the Inheritance Date, if an Inheritance Period exists and was never zero at any time between the death of the last surviving Annuitant and the Inheritance Date, we will make Annuity Payments to the Beneficiary for the remainder of the Inheritance Period. As an alternative, a lump sum can be paid to the Beneficiary. There is no guarantee that there will be any Inheritance Period after the date of death, which means there may be no amount due for the Beneficiary. If there is no Inheritance Period as of the Inheritance Date, the Annuity terminates.
   If the Annuity is used in connection with a tax qualified retirement plan or qualified contract (including individual retirement annuities), the beneficiary may only be entitled to a lump sum distribution after the death of the last surviving Annuitant or the period over which Annuity Payments can be paid may be shortened.

WHAT HAPPENS WHEN THE OWNER DIES?
If any Owner dies before the Annuity Date, the Annuity will end and the Cash Value will be payable to the Beneficiary(s) after we have received all of our requirements to make settlement.

WHEN DO ANNUITY PAYMENTS FOR A BENEFICIARY START?
If Annuity Payments are to be paid to a Beneficiary, Annuity Payments will begin as of the next Annuity Payment Date, or the Cash Value can then be paid. No amounts are payable to a Beneficiary until the death of the last surviving Annuitant. Evidence satisfactory to us of the death of all Annuitants must be provided before any amount becomes payable to a Beneficiary.

IF ANNUITY PAYMENTS ARE TO BE PAID TO A BENEFICIARY, WHAT DETERMINES THE ANNUITY PAYMENT EACH MONTH AND HOW LONG WILL THE ANNUITY PAYMENTS BE PAID TO THE BENEFICIARY?
We make Annuity Payments to the Beneficiary. Each month we pay the current number of Units scheduled to be paid multiplied by the current Unit Value. The number of Units is determined as of the Inheritance Date and can only change as a result of a transfer (including rebalancings). As of the Inheritance Date, the length of the Inheritance Period no longer depends on investment performance. At that point it is fixed and subsequently decreases by one each month. Once the Inheritance Period ends, the Annuity terminates.
   If there is an Inheritance Period remaining as of the Inheritance Date, the Beneficiary may elect to receive the Cash Value instead of Annuity Payments if, before the Inheritance Date, you did not elect, in writing, to prohibit commutation and all Beneficiaries agree in writing to such commutation. All requirements that would otherwise apply for Annuity Payments payable for the benefit of the Beneficiary will apply before we pay a Cash Value as an alternative.

WHAT DOCUMENTATION IS REQUIRED TO RECEIVE ANNUITY PAYMENTS?
Requirements for Annuity Payments While the Annuitant is Alive: We must receive at our office necessary representations in writing regarding tax withholding. We also require, from time-to-time, evidence in writing satisfactory to us that the Annuitant is alive. We may withhold Annuity Payments until we receive our requirements or until we receive in writing due proof satisfactory to us of the Annuitant's death. Such withheld Annuity Payments will be maintained in our general account. We will

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credit interest of at least 3% per year, compounded yearly, on each withheld
Annuity Payment unless otherwise required by law. Should we subsequently receive the applicable requirements, we will pay the withheld Annuity Payments plus any interest credited in a lump sum for the benefit of the applicable payee (see "Payments and Payees").
   Requirements for Annuity Payments Payable to the Beneficiary: We must receive at our Office:
..   due proof satisfactory to us in writing of the death of all Annuitants and, if applicable, no Owner died before the Annuity Date;
..   the Annuity; and
..   all representations, in writing, that we require or which are mandated by applicable law or regulation in relation to making payments to a Beneficiary, including any required in relation to tax withholding.
   Once Annuity Payments begin to be paid to a Beneficiary, we may require, from time-to-time, evidence in writing satisfactory to us that a natural person who is a Beneficiary is alive. We may withhold Annuity Payments until we receive such requirements, or until we receive in writing due proof satisfactory to us of such Beneficiary's death. We will credit interest of at least 3% per year, compounded yearly, on each withheld Annuity Payment unless otherwise required by law. Should we subsequently receive our requirements, we will pay the withheld Annuity Payments plus any interest credited in a lump sum for the benefit of the applicable payee (see "Payments and Payees").

PAYMENTS AND PAYEES
The payees of an Annuity Payment, Cash Value, or a partial or full surrender may provide us with an account at a financial institution to which we may electronically forward such payments. Subject to our rules, we may, as a convenience, forward a payment for an Annuitant, Owner, or Beneficiary (or a person selected to receive remaining Annuity Payments after such Beneficiary's death) to an account for the benefit of an alternate person or entity. We must receive the request to forward payments to such alternate person or entity in writing from the person or entity that then has ownership rights.
   We pay Annuity Payments to the Annuitant first designated on any application unless you instruct us to forward Annuity Payments to any other named Annuitant. We forward any partial or full surrender to the Owner unless you instruct us otherwise.
   Before the Inheritance Date, we may split Annuity Payments among all the recipients if requested by the Owner in writing. We reserve the right to limit the number of payees. If a split payment has been selected and one of any several joint payees die but other joint payees survive; and we receive proof satisfactory to us of such death, any subsequent Annuity Payments will be split pro rata among accounts for the surviving payees. Such split Annuity Payments can be terminated by the Owner by forwarding a request to us in writing before the Inheritance Date.
   Any amounts due on or after the Inheritance Date will be split among any named Beneficiaries in accordance with the Beneficiary designation. However, currently we will not accept an instruction to pay part as a lump sum and part as Annuity Payments. We will pay the lump sum and our liability under the Annuity will terminate if no election is received in writing by us at our Office before the Inheritance Date or if, as of the Inheritance Date, multiple Beneficiaries cannot agree as to whether amounts are to be received as Annuity Payments or a lump sum (assuming some amount is owed).



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Tax Considerations

The tax considerations associated with the Annuity vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan (including contracts held by a non-natural person, such as a trust acting as an agent for a natural person), or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). The discussion includes a description of certain spousal rights under the contract and under tax-qualified plans. Our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). The information provided is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relates to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments.
   This contract may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU
We believe the contract is an immediate annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.
   It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract such as the Optional Guarantee Feature should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.
   If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

TAXES ON WITHDRAWALS AND SURRENDER
If you make a withdrawal from your contract or surrender it as an amount separate from your scheduled periodic annuity payments, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.
   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

TAXES ON ANNUITY PAYMENTS
A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.
   After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS
Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2\\ \\or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must

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  continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
Section 1035 of the Internal Revenue Code of 1986, as amended (Code) permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If the annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. (See Federal Tax Status section in the Statement of Additional Information.)
   Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59/1//\\2 \\withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. In addition, it is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

TAXES PAYABLE BY BENEFICIARIES
The death benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the death benefit, as determined under federal law, is also included in the owner's estate.
   Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum death benefit may defer taxes. Certain minimum distribution requirements may continue.
   Considerations for Contingent Annuitants: There may be adverse tax consequences if a contingent annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more contingent annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as contingent annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a contingent annuitant if you expect to use an Annuity in such a fashion.

REPORTING AND WITHHOLDING ON DISTRIBUTIONS
Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.
   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the Contracts Held By Tax Favored Plans section below for discussion regarding withholding rules for tax favored plans (for example, an IRA).
   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of



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Tax Considerations continued

annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION
Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of the annuity contract must be diversified, according to certain rules. We believe these diversification rules will be met.
   An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines may have on transfers between the investment options offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated.
   Please refer to the Statement of Additional information for further information on these Diversification and Investor Control issues.
   Required Distributions Upon Your Death. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.
   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
   If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if a periodic payment option is selected by your designated beneficiary and if such payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years.
   If the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   Changes In The Contract. We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION
You should refer to the Statement of Additional Information if:
..   The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.
..   Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.
..   You transfer your contract to, or designate, a beneficiary who is either
    37 1/2 years younger than you or a grandchild.
..   You purchased more than one annuity contract from the same insurer within the same calendar year (other than contracts held by tax favored plans).

CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax-favored retirement plans.
   Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a) and 408(b) of the Code and Roth IRAs under Section 408A of the Code. In addition, this contract may be purchased for use in connection with a corporate Pension or Profit-sharing plan (subject to 401(a) of the Code), H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code), Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs), and Section 457 plans (subject to 457 of the Code) This description assumes that you have satisfied the requirements for eligibility for these products.
   This contract may also be purchased as a non-qualified annuity by a 401(a) trust or custodial IRA or Roth IRA account, which can hold other permissible assets other than the annuity. The terms and administration of the trust or custodial account in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

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   You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

TYPES OF TAX FAVORED PLANS
IRAs. If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount your contract is worth, if greater), less any applicable federal and state income tax withholding.
   Contributions Limits/Rollovers. Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA; or as an annuitization of a deferred annuity issued by us and held as an IRA; or as a combination of a "rollover" to an IRA from a deferred annuity issued by us and held for purposes of a "qualified" retirement plan that is simultaneously being annuitized. This applies in connection with IRAs for you, a non-working spouse or one established for a divorced spouse receiving alimony (and no other income). You must make a minimum initial payment of $35,000 to purchase a contract. You may not make additional contributions to your Annuity after purchase.
   The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. At the time you buy an annuity, you can make your current year IRA contribution and your prior year IRA contribution under the Annuity
(to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.
   Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "minimum distribution requirements"
    described below.
   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a roll-over is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% "early distribution penalty" described below.
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a minimum distribution described below.
   SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $44,000 in 2006 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as "compensation" for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2006, this limit is $220,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,000 in 2006 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SAR-SEPs" can



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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Tax Considerations continued

  be established after 1996. Individuals participating in a SARSEP who are age
   50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. After, the amount is indexed for inflation. These Annuities are not available for SARSEPs.
   You will also be provided the same information, and have the same
"free-look" period, as you would have if you purchased the contract for a standard IRA.
   ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.
   Because the contract's minimum initial payment of $35,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may only purchase a contract for a Roth IRA in connection with a "rollover" or "conversion" of amounts from another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA; or as an annuitization of a deferred annuity issued by us and held as an IRA; or as a combination of a "rollover" to a Roth IRA from a deferred annuity issued by us and held for purposes of a "qualified" retirement plan that is simultaneously being annuitized. This applies in connection with IRAs for you, a non-working spouse or one established for a divorced spouse receiving alimony (and no other income). The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). At the time you buy an Annuity, you can make your current year Roth IRA contribution and your prior year Roth IRA contribution under the Annuity (to the extent permitted by law). You may not make additional contributions to your Annuity after purchase.
   In addition, as of January 1, 2006, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular or conversion contributions to a Roth IRA. If you are considering rolling over funds from your Roth account under an employer plan, please contact your financial professional prior to purchase to confirm whether such rollovers are being accepted.
   TDAs. You may own a TDA generally if you are either an employer or employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as the employee's rights to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. Because of the way the contract is designed, you may only purchase a contract for a TDA in connection with a "rollover" of amounts from a qualified retirement plan or IRA or as a transfer from another TDA; or as an annuitization of a deferred annuity issued by us and held as a TDA; or as a combination of a "rollover" to a TDA from a deferred annuity issued by us and held for purposes of a "qualified" retirement plan that is simultaneously being annuitized. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,000 in 2006. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2006. After 2006, the amount is indexed for inflation. You may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may only qualify as a TDA if distributions (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

..   ++Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
   In any event, you must begin receiving distributions from your TDA by April 1/st /of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later.
   These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7).
   Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION
If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70/1//\\2 \\and must be made for each year thereafter. For a Tax Sheltered Annuity, or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner. Payments from your Annuity are designed to meet applicable minimum distribution requirements in relation to the amounts in your Annuity.
   Effective 2006, in accordance with recent changes in laws and regulations, required minimum distributions will be calculated based on the sum of the contract value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the contract value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the contract owner, and a reduction of death benefits and the benefits of any optional riders.
   Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one Roth IRA from the same owner, similar rules apply.

PENALTY FOR EARLY WITHDRAWALS
You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will generally result in retroactive application of the 10% tax penalty.).
   Other exceptions to this tax may apply. You should consult your tax advisor for further details.

WITHHOLDING
Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold federal income tax at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and
..   For all other distributions, we will withhold at a 10% rate.



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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Tax Considerations continued

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

ERISA DISCLOSURE/REQUIREMENTS
ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.
   Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus.
   Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuity.
   Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
   Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
   Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION
For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the "IRA Disclosure Statement" or "Roth IRA Disclosure Statement", as applicable.

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

General Information

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.americanskandia.prudential.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Income Base, such as transfers or withdrawals. We send monthly statements reflecting the processing done each Annuity Payment Date except after any conversion to fixed payments. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance Corporation, a Prudential Financial Company, ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), whose ultimate parent is Prudential Financial, Inc. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.
   American Skandia offers a wide array of annuities, including (1) deferred and immediate variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, American Skandia has in force a relatively small block of variable life insurance policies, but it no longer actively sells such policies.
   Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.
   No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

WHAT ARE SEPARATE ACCOUNTS?
The separate accounts are where American Skandia sets aside and invests the assets of some of our annuities. The assets supporting our obligations under the Annuities are held in separate accounts established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. Assets supporting fixed annuity payments after a conversion are held in our general account. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities, which arise from the annuity contracts issued by American Skandia. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

SEPARATE ACCOUNT B
During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

General Information continued

   Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge under this Annuity, and the Distribution Charge (when applicable) and the charges for any optional benefits that are offered under other annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.
   Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.
   We reserve the right to make changes to the Sub-accounts available under the Annuity as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuity contracts or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under the Annuity.
   Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Income Base allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Income Base of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

WHAT IS THE LEGAL STRUCTURE OF THE PORTFOLIOS?
Each Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the Portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

VOTING RIGHTS
We are the legal owner of the shares of the Portfolios in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Income Base maintained in the Sub-accounts. If a Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Income Base allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Income Base allocated to a Sub-account whose Portfolio has requested a "proxy" vote with proxy materials and with the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the Portfolio that require a vote of shareholders.

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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

   American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI, Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

MATERIAL CONFLICTS
It is possible that differences may occur between companies that offer shares of a Portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of a Portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

SERVICE FEES PAYABLE TO AMERICAN SKANDIA
American Skandia or our affiliates have entered into agreements with the investment adviser or distributor of many of the underlying Portfolios. Under the terms of these agreements, American Skandia provides administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under the Annuity from the investment advisor, distributor and/or the fund. Any fees payable will be consistent with the services rendered or the expected cost savings resulting from the arrangement. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.
   In addition, the investment adviser, sub-advisor or distributor of the underlying Portfolios may also compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms' registered representatives and creating marketing material discussing the Annuity and the available options.

TRANSFERS, ASSIGNMENTS OR PLEDGES
Generally, vested rights in an Annuity may be transferred, assigned or pledged for loans at any time. However, these rights may be limited depending on the use of the Annuity. Generally, transfers, assignments or pledges to another person or entity may occur at any time prior to the death of the last surviving Annuitant. We generally will not accept transfers, assignments or pledges after such death. You must request a transfer or provide us a copy of the assignment in writing. A transfer or assignment is subject to our acceptance. Prior to receipt of this notice, we will not be deemed to know of or be obligated under any assignment prior to our receipt and acceptance thereof. We assume no responsibility for the validity or sufficiency of any assignment.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust.
   ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").
   The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the



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AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

General Information continued

Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.
   Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Income Base. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.
   In addition in an effort to promote the sale of our products (which may include the placement of American Skandia or the Annuity on the preferred or recommended company or product list and/or access to the firms' registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of firms to whom American Skandia pays an amount of greater than $10,000 under these arrangements is provided in the Statement of Additional Information which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.
   On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%.
   Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

FINANCIAL STATEMENTS
The financial statements of the separate account and American Skandia Life Assurance Corporation are included in the Statement of Additional Information.

HOW TO CONTACT US
You can contact us by:
..   calling our Customer Service Team at 1-800-752-6342 during our normal business hours, 8:30 a.m. EST to 8:00 p.m. EST, Monday through Friday, or Skandia's telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at American Skandia -- Variable Annuities,
    P.O. Box 7960, Philadelphia, PA 19176 OR for express mail American Skandia -- Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   sending an email to customer service@prudential.com; or visiting our
    Internet Website at www.americanskandia.prudential.com.

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..   accessing information about your Annuity through our Inter-net Website at
    www.americanskandia.prudential.com.

You can obtain account information by calling our automated response system and at www.americanskandia.prudential.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through our automated response system and at www.americanskandia.prudential.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
   Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
   American Skandia does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. American Skandia reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
American Skandia is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. American Skandia's pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.
   American Skandia is in discussions with various state insurance departments concerning a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of American Skandia by Prudential Financial, Inc. Certain state insurance departments have requested modifications to the remediation program that American Skandia anticipates will



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General Information continued

impact the overall cost of the program. The remediation and administrative costs of the remediation program would be subject to the indemnification provisions of the agreement pursuant to which Prudential Financial, Inc. acquired American Skandia (the "Acquisition Agreement").
   With the approval of Skandia Insurance Company Ltd. (publ) ("Skandia"), an offer was made to the authorities investigating American Skandia and certain affiliated companies, the SEC and New York Attorney General, to settle the matters relating to market timing in variable annuities by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, American Skandia believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving American Skandia or any affiliates of American Skandia that Prudential Financial, Inc. acquired from Skandia would be subject to the indemnification provisions of the Acquisition Agreement. If achieved, settlement of the matters could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to American Skandia's business.
   American Skandia's litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of American Skandia in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on American Skandia's financial position.
   It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial, Inc. and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against American Skandia ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information Regarding American Skandia Life Assurance Corporation
..   American Skandia Life Assurance Corporation Variable Account B

Principal Underwriter/Distributor

Payments Made to Promote Sale of Our Products Unit Price Determinations
..   Voting Rights
..   Modification
..   Deferral Transactions
..   Misstatement of Age or Sex
..   Ending of Offer

Experts

Legal Experts

Financial Statements

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B

Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund portfolio. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses.

Unit Prices And Numbers Of Units: The following table shows: (a) the historical Unit Price, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that commenced operations prior to January 1, 2006 and are being offered pursuant to this Prospectus* or which we offer pursuant to certain other prospectuses; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The unit values shown reflect the asset based charges for this Annuity, including the Insurance Charge. In the table, "BOP" refers to Beginning of Period and "EOP" refers to End of Period. The period for each year begins January 1 and ends December 31. The year in which operations commenced in each such Sub-account is noted in parentheses. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st /of the applicable year. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.

* NOTE: N/A indicates that the Sub-account is not available with the Optional Guarantee Feature.

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus

SUB-ACCOUNT                                     2005      2004      2003     2002    2001    2000
--------------------------------------------------------------------------------------------------
AST Aggressive Asset Allocation Portfolio
  BOP Unit Value                                     --        --        --      --      --
  EOP Unit Value                                 $10.00        --        --      --      --     --
  Number of Units                               171,403        --        --      --      --     --
--------------------------------------------------------------------------------------------------
AST Capital Growth Asset Allocation Portfolio
  BOP Unit Value                                     --        --        --      --      --
  EOP Unit Value                                 $10.01        --        --      --      --     --
  Number of Units                               403,183        --        --      --      --     --
--------------------------------------------------------------------------------------------------
AST Balanced Asset Allocation Portfolio
  BOP Unit Value                                     --        --        --      --      --
  EOP Unit Value                                 $10.02        --        --      --      --     --
  Number of Units                               405,782        --        --      --      --     --
--------------------------------------------------------------------------------------------------
AST Conservative Asset Allocation Portfolio
  BOP Unit Value                                     --        --        --      --      --
  EOP Unit Value                                 $10.03        --        --      --      --     --
  Number of Units                                53,897        --        --      --      --     --
--------------------------------------------------------------------------------------------------
AST Preservation Asset Allocation Portfolio
  BOP Unit Value                                     --        --        --      --      --
  EOP Unit Value                                 $10.04        --        --      --      --     --
  Number of Units                               215,279        --        --      --      --     --
--------------------------------------------------------------------------------------------------
AST JP Morgan International Equity
  BOP Unit Value                                  $8.24     $7.13     $5.53   $6.86   $8.99
  EOP Unit Value                                  $9.04     $8.24     $7.13   $5.53   $6.86  $8.99
  Number of Units                             1,051,557   553,542   362,254 153,652 136,976 33,897
--------------------------------------------------------------------------------------------------
AST William Blair International Growth (1997)
  BOP Unit Value                                 $16.42    $14.32    $10.35  $14.10  $18.68
  EOP Unit Value                                 $18.90    $16.42    $14.32  $10.35  $14.10 $18.68
  Number of Units                             2,113,594 1,953,908 1,166,396   7,064   5,277  6,782
--------------------------------------------------------------------------------------------------
AST LSV International Value
  BOP Unit Value                                  $7.01     $5.86     $4.43   $5.41   $8.08
  EOP Unit Value                                  $7.87     $7.01     $5.86   $4.43   $5.41  $8.08
  Number of Units                               402,497   233,045    91,736  32,967  29,954 20,311
--------------------------------------------------------------------------------------------------
AST MFS Global Equity (1999)
  BOP Unit Value                                 $10.98     $9.40     $7.48   $8.64   $9.72
  EOP Unit Value                                 $11.67    $10.98     $9.40   $7.48   $8.64  $9.72
  Number of Units                               218,705   213,485   123,219  46,925  49,536 23,151
--------------------------------------------------------------------------------------------------
AST Small-Cap Growth
  BOP Unit Value                                 $15.97    $17.38    $12.12  $18.70  $20.25
  EOP Unit Value                                 $16.00    $15.97    $17.38  $12.12  $18.70 $20.25
  Number of Units                               126,824   107,136   145,364   6,331   2,439    978
--------------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



         OPTIONAL     OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
         GUARANTEE    GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
          FEATURE      FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
           2005         2004      2003      2002      2001      2000
        ---------------------------------------------------------------
               --           --        --        --        --
            $9.99           --        --        --        --       --
            1,583           --        --        --        --       --
        ---------------------------------------------------------------
               --           --        --        --        --
           $10.00           --        --        --        --       --
          5,254,502         --        --        --        --       --
        ---------------------------------------------------------------
               --           --        --        --        --
           $10.01           --        --        --        --       --
          4,054,792         --        --        --        --       --
        ---------------------------------------------------------------
               --           --        --        --        --
           $10.02           --        --        --        --       --
          1,320,556         --        --        --        --       --
        ---------------------------------------------------------------
               --           --        --        --        --
           $10.03           --        --        --        --       --
          318,272           --        --        --        --       --
        ---------------------------------------------------------------
            $7.86        $6.87     $5.38     $6.75     $8.94
            $8.54        $7.86     $6.87     $5.38     $6.75    $8.94
          1,664,852    428,765   400,112   249,219   122,439   22,558
        ---------------------------------------------------------------
           $15.74       $13.86        --    $13.93    $18.64
           $17.93       $15.74    $13.86        --    $13.93   $18.64
          8,655,832    545,075    29,434        --        --       --
        ---------------------------------------------------------------
            $6.69        $5.65     $4.32     $5.32     $8.03
            $7.43        $6.69     $5.65     $4.32     $5.32    $8.03
          487,950      122,795    72,406    77,974    40,323   11,907
        ---------------------------------------------------------------
           $10.48        $9.06     $7.29     $8.50     $9.66
           $11.02       $10.48     $9.06     $7.29     $8.50    $9.66
          282,357      273,401   308,725   280,085   109,159   18,836
        ---------------------------------------------------------------
           $15.30       $16.82    $11.85    $18.48    $20.21
           $15.18       $15.30    $16.82    $11.85    $18.48   $20.21
          148,854       67,370    64,850    59,039     1,419       --
        ---------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

SUB-ACCOUNT                                          2005      2004      2003     2002   2001   2000
-----------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Growth (1999)
  BOP Unit Value                                       $7.41     $6.86     $4.71  $6.48  $9.17
  EOP Unit Value                                       $7.35     $7.41     $6.86  $4.71  $6.48  $9.17
  Number of Units                                    267,925   293,384   258,089 44,611 41,602 35,743
-----------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth (2000)
  BOP Unit Value                                      $10.12     $8.33     $4.98  $7.12  $9.08
  EOP Unit Value                                      $10.94    $10.12     $8.33  $4.98  $7.12  $9.08
  Number of Units                                  1,386,930 1,169,995   859,909 25,040 10,912    243
-----------------------------------------------------------------------------------------------------
AST Goldman Sachs Small-Cap Value (1997)
  BOP Unit Value                                      $20.52    $17.29    $12.41 $13.65 $12.58
  EOP Unit Value                                      $21.27    $20.52    $17.29 $12.41 $13.65 $12.58
  Number of Units                                     29,033    28,076    35,022 41,406 40,847 14,220
-----------------------------------------------------------------------------------------------------
AST Small-Cap Value (1997)
  BOP Unit Value                                      $16.64    $14.47    $10.79 $12.06 $11.41
  EOP Unit Value                                      $17.52    $16.64    $14.47 $10.79 $12.06 $11.41
  Number of Units                                  1,484,712 1,293,786   962,965 66,744 33,608 15,339
-----------------------------------------------------------------------------------------------------
AST DeAM Small-Cap Value (2002)
  BOP Unit Value                                      $13.13    $10.89     $7.69     --     --
  EOP Unit Value                                      $13.12    $13.13    $10.89  $7.69     --     --
  Number of Units                                    187,206   138,078   131,066    124     --     --
-----------------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth (2000)
  BOP Unit Value                                       $4.44     $3.87     $2.98  $4.15  $7.03
  EOP Unit Value                                       $4.60     $4.44     $3.87  $2.98  $4.15  $7.03
  Number of Units                                  2,666,933 2,232,502 1,535,565 28,812 17,882  2,473
-----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Growth (1994)
  BOP Unit Value                                       $7.14     $6.23     $4.83  $7.11  $9.71
  EOP Unit Value                                       $8.00     $7.14     $6.23  $4.83  $7.11  $9.71
  Number of Units                                    771,461   555,160   371,267 56,712 51,711 36,882
-----------------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value (1993)
  BOP Unit Value                                      $16.76    $13.82    $10.26 $11.62 $12.13
  EOP Unit Value                                      $18.55    $16.76    $13.82 $10.26 $11.62 $12.13
  Number of Units                                  1,303,740 1,116,503   781,348 69,657 56,219 16,574
-----------------------------------------------------------------------------------------------------
AST Alger All-Cap Growth (2000)
 (merged into AST Neuberger Berman Mid-Cap Growth)
  BOP Unit Value                                       $6.49     $6.06     $4.53  $7.14  $8.68
  EOP Unit Value                                       $7.48     $6.49     $6.06  $4.53  $7.14  $8.68
  Number of Units                                         --   214,092   200,264 61,001 56,649 30,915
-----------------------------------------------------------------------------------------------------
AST Mid-Cap Value (2000)
 (formerly AST Gabelli All-Cap Value)
  BOP Unit Value                                      $11.63    $10.21     $7.61  $9.72 $10.07
  EOP Unit Value                                      $12.11    $11.63    $10.21  $7.61  $9.72 $10.07
  Number of Units                                    192,419   256,401   140,873 38,982 26,857 12,895
-----------------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



         OPTIONAL     OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
         GUARANTEE    GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
          FEATURE      FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
           2005         2004      2003      2002      2001      2000
        ---------------------------------------------------------------
            $7.07        $6.61     $4.58     $6.38     $9.12
            $6.94        $7.07     $6.61     $4.58     $6.38    $9.12
          127,712      129,475   131,605   108,770    61,068   13,939
        ---------------------------------------------------------------
            $9.70        $8.06     $4.87     $7.03     $9.06
           $10.38        $9.70     $8.06     $4.87     $7.03    $9.06
          5,867,755    324,340    79,226    22,544    18,122    7,308
        ---------------------------------------------------------------
           $19.58       $16.67    $12.09    $13.43    $12.50
           $20.09       $19.58    $16.67    $12.09    $13.43   $12.50
           59,682       61,521    73,852   104,579    84,913   27,028
        ---------------------------------------------------------------
           $15.87       $13.95    $10.51    $11.86    $11.34
           $16.55       $15.87    $13.95    $10.51    $11.86   $11.34
          4,687,842    465,784   275,971   223,133   120,504   13,253
        ---------------------------------------------------------------
           $12.78       $10.70     $7.63        --        --
           $12.64       $12.78    $10.70     $7.63        --       --
           85,476       63,057    22,847     2,643        --       --
        ---------------------------------------------------------------
            $4.24        $3.73     $2.90     $4.09     $6.99
            $4.34        $4.24     $3.73     $2.90     $4.09    $6.99
          8,890,703    457,010   175,708   159,494   121,887   15,210
        ---------------------------------------------------------------
            $6.81        $6.01     $4.71     $7.00     $9.65
            $7.56        $6.81     $6.01     $4.71     $7.00    $9.65
          472,930      369,234   294,816   280,113   158,052   15,171
        ---------------------------------------------------------------
           $15.99       $13.32     $9.99    $11.43    $12.06
           $17.52       $15.99    $13.32     $9.99    $11.43   $12.06
          3,716,512    537,445   370,965   345,614   232,052   50,760
        ---------------------------------------------------------------
            $6.19        $5.84     $4.41     $7.03     $8.63
            $7.07        $6.19     $5.84     $4.41     $7.03    $8.63
               --      107,188    87,326    78,138    43,736    5,869
        ---------------------------------------------------------------
           $11.15        $9.89     $7.45     $9.61    $10.05
           $11.49       $11.15     $9.89     $7.45     $9.61   $10.05
          187,691      194,765   166,080   167,501    99,742   13,329
        ---------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

SUB-ACCOUNT                                              2005      2004      2003     2002    2001    2000
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Natural Resources (1995)
  BOP Unit Value                                          $17.81    $13.75    $10.42  $11.18  $11.24
  EOP Unit Value                                          $23.11    $17.81    $13.75  $10.42  $11.18  $11.24
  Number of Units                                        254,041   192,336    75,013   4,994   1,879      --
------------------------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
 (formerly AST AllianceBernstein Large-Cap Growth)
  BOP Unit Value                                           $6.19     $5.93     $4.86   $7.12   $8.46
  EOP Unit Value                                           $7.12     $6.19     $5.93   $4.86   $7.12   $8.46
  Number of Units                                        512,012   326,194   263,698 106,056 106,762  97,356
------------------------------------------------------------------------------------------------------------
AST MFS Growth (1999)
  BOP Unit Value                                           $7.04     $6.44     $5.31   $7.48   $9.68
  EOP Unit Value                                           $7.39     $7.04     $6.44   $5.31   $7.48   $9.68
  Number of Units                                      1,025,239   791,823   893,170 112,701  47,656   3,089
------------------------------------------------------------------------------------------------------------
AST Marsico Capital Growth (1997)
  BOP Unit Value                                           $9.67     $8.46     $6.50   $7.80  $10.09
  EOP Unit Value                                          $10.20     $9.67     $8.46   $6.50   $7.80  $10.09
  Number of Units                                      7,048,021 5,717,404 4,075,719 228,033 182,904 114,992
------------------------------------------------------------------------------------------------------------
AST Goldman Sachs Concentrated Growth (1992)
  BOP Unit Value                                           $4.68     $4.57     $3.69   $5.33   $7.90
  EOP Unit Value                                           $4.77     $4.68     $4.57   $3.69   $5.33   $7.90
  Number of Units                                        657,833   733,920   604,491 405,437 404,404 235,747
------------------------------------------------------------------------------------------------------------
AST DeAM Large-Cap Value (2000)
  BOP Unit Value                                          $11.18    $10.02        --      --      --
  EOP Unit Value                                          $12.07    $11.18    $10.02      --      --      --
  Number of Units                                        242,789   191,637    52,491      --      --      --
------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth + Value (2001)
 (merged into AST AllianceBernstein Managed Index 500)
  BOP Unit Value                                           $9.66     $8.89     $7.14   $9.64      --
  EOP Unit Value                                          $10.72     $9.66     $8.89   $7.14   $9.64      --
  Number of Units                                             --   194,363   137,293  37,810      --      --
------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Core Value (2001)
  BOP Unit Value                                          $12.28    $10.91     $8.61  $10.05      --
  EOP Unit Value                                          $12.79    $12.28    $10.91   $8.61  $10.05      --
  Number of Units                                        635,232   603,508   453,569  82,054  18,453      --
------------------------------------------------------------------------------------------------------------
AST Cohen & Steers Real Estate (1998)
  BOP Unit Value                                          $22.03    $16.17    $11.91  $11.75  $11.57
  EOP Unit Value                                          $24.98    $22.03    $16.17  $11.91  $11.75  $11.57
  Number of Units                                        223,264   281,181   149,582  25,464  16,487  16,557
------------------------------------------------------------------------------------------------------------
AST AllianceBernstein Managed Index 500 (1998)
  BOP Unit Value                                           $8.99     $8.28     $6.59   $8.41   $9.46
  EOP Unit Value                                           $9.20     $8.99     $8.28   $6.59   $8.41   $9.46
  Number of Units                                        851,019   642,882   554,156  90,506  39,414   9,941
------------------------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



         OPTIONAL      OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
         GUARANTEE     GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
          FEATURE       FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
           2005          2004      2003      2002      2001      2000
        ----------------------------------------------------------------
            $14.40        $11.23      N/A       N/A       N/A
            $18.50        $14.40   $11.23       N/A       N/A      N/A
            68,831        41,428    6,747        --        --       --
        ----------------------------------------------------------------
             $5.91         $5.72    $4.73     $7.01     $8.41
             $6.73         $5.91    $5.72     $4.73     $7.01    $8.41
           309,011       307,367  267,109   281,204   221,785   54,734
        ----------------------------------------------------------------
             $6.72         $6.21    $5.17     $7.36     $9.62
             $6.98         $6.72    $6.21     $5.17     $7.36    $9.62
          3,719,319      387,463  262,995   222,825   163,552    6,313
        ----------------------------------------------------------------
             $9.22         $8.16    $6.33     $7.67    $10.03
             $9.63         $9.22    $8.16     $6.33     $7.67   $10.03
          29,347,496   2,016,277  925,591   653,466   333,789   39,110
        ----------------------------------------------------------------
             $4.46         $4.40    $3.60     $5.24     $7.85
             $4.51         $4.46    $4.40     $3.60     $5.24    $7.85
           598,056       541,661  395,905   387,973   312,586   98,104
        ----------------------------------------------------------------
            $10.72         $9.85    $7.62        --        --
            $11.45        $10.72    $9.85     $7.62        --       --
           249,861       199,601   56,053     6,218        --       --
        ----------------------------------------------------------------
             $9.31         $8.65    $7.02     $9.56        --
            $10.23         $9.31    $8.65     $7.02     $9.56       --
                --       215,645  154,955   154,258   102,674       --
        ----------------------------------------------------------------
            $11.83        $10.62    $8.47     $9.99        --
            $12.20        $11.83   $10.62     $8.47     $9.99       --
           869,597       303,689  216,416   100,344    20,330       --
        ----------------------------------------------------------------
            $14.12        $10.47      N/A       N/A       N/A
            $15.85        $14.12   $10.47       N/A       N/A      N/A
            81,009        68,406    8,884        --        --       --
        ----------------------------------------------------------------
             $8.58         $7.98    $6.41     $8.27     $9.40
             $8.69         $8.58    $7.98     $6.41     $8.27    $9.40
           567,060       343,296  293,662   251,407    71,715       --
        ----------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

SUB-ACCOUNT                                        2005      2004      2003     2002    2001    2000
-----------------------------------------------------------------------------------------------------
AST American Century Income & Growth (1997)
  BOP Unit Value                                     $9.48     $8.52     $6.70   $8.47   $9.36
  EOP Unit Value                                     $9.79     $9.48     $8.52   $6.70   $8.47  $9.36
  Number of Units                                  626,417   613,910   339,653 124,168 113,372 70,887
-----------------------------------------------------------------------------------------------------
AST AllianceBernstein Growth & Income (1992)
  BOP Unit Value                                    $11.24    $10.25     $7.84  $10.35  $10.53
  EOP Unit Value                                    $11.63    $11.24    $10.25   $7.84  $10.35 $10.53
  Number of Units                                5,200,126 4,119,501 3,076,626 142,152 205,232 34,439
-----------------------------------------------------------------------------------------------------
AST Large-Cap Value
 (formerly AST Hotchkis & Wiley Large-Cap Value)
  BOP Unit Value                                    $10.25     $8.99     $7.59   $9.31  $10.32
  EOP Unit Value                                    $10.77    $10.25     $8.99   $7.59   $9.31 $10.32
  Number of Units                                  694,885   417,314   204,589  44,419  44,212  8,596
-----------------------------------------------------------------------------------------------------
AST Global Allocation (1993)
  BOP Unit Value                                     $9.55     $8.71     $7.38   $8.84  $10.14
  EOP Unit Value                                    $10.09     $9.55     $8.71   $7.38   $8.84 $10.14
  Number of Units                                   80,896    78,619    61,801  34,451  38,208 30,678
-----------------------------------------------------------------------------------------------------
AST American Century Strategic Balanced (1997)
  BOP Unit Value                                    $10.56     $9.81     $8.36   $9.38   $9.87
  EOP Unit Value                                    $10.91    $10.56     $9.81   $8.36   $9.38  $9.87
  Number of Units                                  173,191   146,721   115,095   5,490   4,905  1,725
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Asset Allocation (1994)
  BOP Unit Value                                    $11.39    $10.37     $8.47   $9.52  $10.12
  EOP Unit Value                                    $11.77    $11.39    $10.37   $8.47   $9.52 $10.12
  Number of Units                                  558,395   357,085   222,150  13,799  13,152  2,412
-----------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond (1994)
  BOP Unit Value                                    $14.73    $13.73    $12.32  $10.84  $10.70
  EOP Unit Value                                    $13.89    $14.73    $13.73  $12.32  $10.84 $10.70
  Number of Units                                  938,585   657,913   289,862  36,987  16,390     --
-----------------------------------------------------------------------------------------------------
AST High Yield
 (formerly AST Goldman Sachs High Yield Bond)
  BOP Unit Value                                    $12.06    $10.99     $9.16   $9.27   $9.37
  EOP Unit Value                                    $12.04    $12.06    $10.99   $9.16   $9.27  $9.37
  Number of Units                                  873,440   957,756   906,947  73,614  45,297 12,929
-----------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture (2000)
  BOP Unit Value                                    $12.71    $11.98    $10.22  $10.30  $10.13
  EOP Unit Value                                    $12.69    $12.71    $11.98  $10.22  $10.30 $10.13
  Number of Units                                1,294,706 1,012,739   814,135  43,077  16,628    425
-----------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond (1994)
  BOP Unit Value                                    $13.72    $13.23    $12.72  $11.80  $10.97
  EOP Unit Value                                    $13.88    $13.72    $13.23  $12.72  $11.80 $10.97
  Number of Units                                1,924,370 3,074,732 2,301,863 362,294 275,317 37,918
-----------------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



         OPTIONAL      OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
         GUARANTEE     GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
          FEATURE       FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
           2005          2004      2003      2002      2001      2000
        ----------------------------------------------------------------
             $9.04         $8.22     $6.53     $8.33    $9.30
             $9.25         $9.04     $8.22     $6.53    $8.33     $9.30
           370,561       372,540   195,232   156,147   73,819    15,435
        ----------------------------------------------------------------
            $10.72         $9.88     $7.63    $10.18   $10.46
            $10.98        $10.72     $9.88     $7.63   $10.18    $10.46
          26,378,598   1,731,512   976,756   865,643  388,642    65,572
        ----------------------------------------------------------------
             $9.78         $8.66     $7.39     $9.16   $10.25
            $10.17         $9.78     $8.66     $7.39    $9.16    $10.25
          1,212,692      419,818   347,275   332,039  286,726    66,175
        ----------------------------------------------------------------
             $9.12         $8.40       N/A       N/A      N/A
             $9.53         $9.12     $8.40       N/A      N/A       N/A
           269,714       290,887   303,295        --       --        --
        ----------------------------------------------------------------
            $10.08         $9.46     $8.14     $9.23    $9.81
            $10.30        $10.08     $9.46     $8.14    $9.23     $9.81
           210,896       218,686   196,909   168,574  119,592     6,562
        ----------------------------------------------------------------
            $11.38        $10.48       N/A       N/A      N/A
            $11.65        $11.38    $10.48       N/A      N/A       N/A
            52,235        39,231     2,741        --       --        --
        ----------------------------------------------------------------
            $14.05        $13.23    $12.00    $10.67   $10.63
            $13.12        $14.05    $13.23    $12.00   $10.67    $10.63
          5,107,688      191,816   148,319    70,440   52,960     7,254
        ----------------------------------------------------------------
            $11.51        $10.60     $8.92     $9.12    $9.32
            $11.37        $11.51    $10.60     $8.92    $9.12     $9.32
           610,956       545,726   346,126   268,835  267,028    78,621
        ----------------------------------------------------------------
            $12.18        $11.60     $9.99    $10.18   $10.11
            $12.04        $12.18    $11.60     $9.99   $10.18    $10.11
          6,285,215      732,155   423,485   388,425  202,202    14,804
        ----------------------------------------------------------------
            $13.09        $12.76    $12.39    $11.61   $10.91
            $13.11        $13.09    $12.76    $12.39   $11.61    $10.91
          5,088,435    2,344,332 1,558,557 1,051,720  910,141   188,746
        ----------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

SUB-ACCOUNT                                      2005      2004      2003     2002    2001    2000
---------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond (1995)
  BOP Unit Value                                  $12.18    $12.08    $11.85  $11.29  $10.59
  EOP Unit Value                                  $12.22    $12.18    $12.08  $11.85  $11.29 $10.59
  Number of Units                              2,996,257 2,189,975   956,856 328,286 112,948  1,940
---------------------------------------------------------------------------------------------------
AST Money Market (1992)
  BOP Unit Value                                  $10.46    $10.51    $10.57  $10.57  $10.32
  EOP Unit Value                                  $10.62    $10.46    $10.51  $10.57  $10.57 $10.32
  Number of Units                              3,179,376 1,663,940 1,245,396 403,604 179,509 29,567
---------------------------------------------------------------------------------------------------
SP William Blair International Growth
  BOP Unit Value                                  $10.53        --        --      --      --
  EOP Unit Value                                  $12.10    $10.53        --      --      --     --
  Number of Units                                 32,119    18,568        --      --      --     --
---------------------------------------------------------------------------------------------------
Gartmore Variable Investment Trust --
 GVIT Developing Markets (1996)
  BOP Unit Value                                  $12.52    $10.59     $6.71   $7.53   $8.19
  EOP Unit Value                                  $16.26    $12.52    $10.59   $6.71   $7.53  $8.19
  Number of Units                                351,335   264,541   122,136   6,530   6,555  3,293
---------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT C&B Large Cap Value
 (formerly WFVT Advantage C&B Large Cap Value)
  BOP Unit Value                                   $9.99    $15.79    $12.67  $15.89  $17.01
  EOP Unit Value                                  $10.18     $9.99    $15.79  $12.67  $15.89 $17.01
  Number of Units                                  1,500     1,661    10,586   1,063   1,992     --
---------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Equity Income (1999)
 (formerly WFVT Advantage Equity Income)
  BOP Unit Value                                  $17.32     $9.10     $7.34   $9.79  $10.59
  EOP Unit Value                                  $18.02    $17.32     $9.10   $7.34   $9.79 $10.59
  Number of Units                                 23,574    19,612     1,838     246   1,095    327
---------------------------------------------------------------------------------------------------
AIM V.I. -- Dynamics (1999)
  BOP Unit Value                                   $6.96     $6.22     $4.57   $6.80   $9.99
  EOP Unit Value                                   $7.61     $6.96     $6.22   $4.57   $6.80  $9.99
  Number of Units                                135,001   188,184   137,600  18,808  15,825 22,264
---------------------------------------------------------------------------------------------------
AIM V.I. -- Technology (1999)
  BOP Unit Value                                   $3.32     $3.21     $2.24   $4.27   $7.98
  EOP Unit Value                                   $3.35     $3.32     $3.21   $2.24   $4.27  $7.98
  Number of Units                                 77,941    78,567    42,720  30,448  35,767 25,984
---------------------------------------------------------------------------------------------------
AIM V.I. -- Global Health Care (1999)
 (formerly AIM V.I. -- Health Sciences)
  BOP Unit Value                                  $11.34    $10.68     $8.46  $11.35  $13.14
  EOP Unit Value                                  $12.12    $11.34    $10.68   $8.46  $11.35 $13.14
  Number of Units                                106,295    92,506    59,116  19,405  27,104 32,969
---------------------------------------------------------------------------------------------------
AIM V.I. -- Financial Services (1999)
  BOP Unit Value                                  $12.72    $11.85     $9.26  $11.02  $12.38
  EOP Unit Value                                  $13.30    $12.72    $11.85   $9.26  $11.02 $12.38
  Number of Units                                 48,007    44,091    48,538   7,204   8,536  9,786
---------------------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



         OPTIONAL      OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
         GUARANTEE     GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
          FEATURE       FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
           2005          2004      2003      2002      2001      2000
        ----------------------------------------------------------------
            $11.62        $11.65   $11.53    $11.11    $10.53
            $11.54        $11.62   $11.65    $11.53    $11.11   $10.53
          14,980,148   1,143,298  329,629   349,163   133,890   12,293
        ----------------------------------------------------------------
             $9.98        $10.13   $10.30    $10.40    $10.25
            $10.03         $9.98   $10.13    $10.30    $10.40   $10.25
          1,333,707      234,402   35,505    12,049        --   34,578
        ----------------------------------------------------------------
            $10.52            --       --        --        --
            $11.97        $10.52       --        --        --       --
            28,433         6,604       --        --        --       --
        ----------------------------------------------------------------
            $12.74        $10.88    $0.00     $0.00     $0.00
            $16.38        $12.74   $10.88     $0.00     $0.00    $0.00
            67,418        25,630      843       N/A       N/A      N/A
        ----------------------------------------------------------------
             $9.53        $15.29   $12.39    $15.70    $16.98
             $9.61         $9.53   $15.29    $12.39    $15.70   $16.98
             2,115         2,185   15,958     8,384     4,150       --
        ----------------------------------------------------------------
            $16.60         $8.77    $7.15     $9.63    $10.52
            $17.10        $16.60    $8.77     $7.15     $9.63   $10.52
            14,292        14,303    2,290     2,523     2,321       --
        ----------------------------------------------------------------
            $11.67            --      N/A       N/A       N/A
            $12.63        $11.67       --       N/A       N/A      N/A
             5,547         1,825       --        --        --       --
        ----------------------------------------------------------------
                --            --      N/A       N/A       N/A
                --            --       --       N/A       N/A      N/A
                --            --       --        --        --       --
        ----------------------------------------------------------------
            $11.41        $10.85      N/A       N/A       N/A
            $12.06        $11.41   $10.85       N/A       N/A      N/A
            16,531         5,057    1,330        --        --       --
        ----------------------------------------------------------------
            $11.11        $10.46      N/A       N/A       N/A
            $11.51        $11.11   $10.46       N/A       N/A      N/A
            32,820        15,566    1,378        --        --       --
        ----------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

SUB-ACCOUNT                                  2005    2004    2003  2002   2001  2000
-------------------------------------------------------------------------------------
Evergreen VA -- International Equity (2000)
  BOP Unit Value                             $12.31      --  $6.70 $8.51  $9.96
  EOP Unit Value                             $14.10  $12.31     -- $6.70  $8.51 $9.96
  Number of Units                           130,750  62,400     -- 6,031 12,525   350
-------------------------------------------------------------------------------------
Evergreen VA -- Special Equity (1999)
 (merged into Evergreen VA Growth)
  BOP Unit Value                              $9.57   $9.16  $6.10 $8.49  $9.35
  EOP Unit Value                              $8.53   $9.57  $9.16 $6.10  $8.49 $9.35
  Number of Units                                --  92,559 69,344 5,427  5,085    --
-------------------------------------------------------------------------------------
Evergreen VA -- Omega (2000)
  BOP Unit Value                              $9.75   $9.21     -- $9.04     --
  EOP Unit Value                             $10.00   $9.75  $9.21    --  $9.04    --
  Number of Units                            18,356  26,849 15,743    --     --    --
-------------------------------------------------------------------------------------
Evergreen VA -- Growth (2005)
  BOP Unit Value                                 --      --     --    --     --
  EOP Unit Value                             $11.47      --     --    --     --    --
  Number of Units                            64,775      --     --    --     --    --
-------------------------------------------------------------------------------------
ProFund VP -- Europe 30 (1999)
  BOP Unit Value                              $7.90   $7.00  $5.11 $6.97  $9.30
  EOP Unit Value                              $8.43   $7.90  $7.00 $5.11  $6.97 $9.30
  Number of Units                            76,381 201,444 75,543 2,539  7,317    --
-------------------------------------------------------------------------------------
ProFund VP -- Asia 30 (2002)
  BOP Unit Value                             $12.43  $12.66     --    --     --
  EOP Unit Value                             $14.67  $12.43 $12.66    --     --    --
  Number of Units                            83,233  63,254 47,272    --     --    --
-------------------------------------------------------------------------------------
ProFund VP -- Japan (2002)
  BOP Unit Value                              $9.65   $9.09     --    --     --
  EOP Unit Value                             $13.51   $9.65  $9.09    --     --    --
  Number of Units                           165,707  87,251 28,579    --     --    --
-------------------------------------------------------------------------------------
ProFund VP -- Banks (2002)
  BOP Unit Value                             $12.11  $10.97     --    --     --
  EOP Unit Value                             $11.94  $12.11 $10.97    --     --    --
  Number of Units                            44,665  12,480  8,886    --     --    --
-------------------------------------------------------------------------------------
ProFund VP -- Basic Materials (2002)
  BOP Unit Value                             $12.00  $11.02     --    --     --
  EOP Unit Value                             $12.13  $12.00 $11.02    --     --    --
  Number of Units                            53,592  42,597 53,759    --     --    --
-------------------------------------------------------------------------------------
ProFund VP -- Biotechnology (2001)
  BOP Unit Value                              $7.73   $7.14  $5.17 $8.38     --
  EOP Unit Value                              $9.11   $7.73  $7.14 $5.17  $8.38    --
  Number of Units                            73,804  32,726 20,329   460  3,279    --
-------------------------------------------------------------------------------------
ProFund VP -- Consumer Services (2002)
  BOP Unit Value                              $9.67   $9.10     --    --     --
  EOP Unit Value                              $9.10   $9.67  $9.10    --     --    --
  Number of Units                             3,866  20,288 13,935    --     --    --
-------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



          OPTIONAL   OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
          GUARANTEE  GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
           FEATURE    FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
            2005       2004      2003      2002      2001      2000
          ------------------------------------------------------------
            $12.40     $10.64    $6.53      $8.38    $9.90
            $14.06     $12.40   $10.64      $6.53    $8.38     $9.90
            86,193     83,727   81,555    110,606   81,120       860
          ------------------------------------------------------------
            $9.13       $8.83    $5.94      $8.35    $9.29
            $8.12       $9.13    $8.83      $5.94    $8.35     $9.29
              --      114,259   23,503     23,153    9,175        --
          ------------------------------------------------------------
            $9.40       $8.97    $6.55      $8.98       --
            $9.54       $9.40    $8.97      $6.55    $8.98        --
            62,448     84,876   19,658     23,388    6,609        --
          ------------------------------------------------------------
              --           --       --         --       --
            $11.39         --       --         --       --        --
            62,076         --       --         --       --        --
          ------------------------------------------------------------
            $12.39     $11.09      N/A        N/A      N/A
            $13.09     $12.39   $11.09        N/A      N/A       N/A
            19,794     17,205    3,060         --       --        --
          ------------------------------------------------------------
            $10.14     $10.43    $0.00      $0.00    $0.00
            $11.84     $10.14   $10.43      $0.00    $0.00     $0.00
            27,061     28,325    1,873        N/A       --        --
          ------------------------------------------------------------
            $10.35         --      N/A         --       --
            $14.35     $10.35       --        N/A       --        --
            38,811      8,278       --         --       --        --
          ------------------------------------------------------------
            $11.58         --      N/A         --       --
            $11.30     $11.58       --        N/A       --        --
            10,959     20,936       --         --       --        --
          ------------------------------------------------------------
            $12.43         --      N/A         --       --
            $12.45     $12.43       --        N/A       --        --
            43,709     15,658       --         --       --        --
          ------------------------------------------------------------
              --           --      N/A         --       --
              --           --       --        N/A       --        --
              --           --       --         --       --        --
          ------------------------------------------------------------
            $10.69         --      N/A         --       --
            $9.96      $10.69       --        N/A       --        --
             856        2,087       --         --       --        --
          ------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

 SUB-ACCOUNT                           2005    2004    2003   2002   2001  2000
 ------------------------------------------------------------------------------
 ProFund VP -- Consumer Goods (2002)
   BOP Unit Value                      $10.47   $9.71     --     --     --
   EOP Unit Value                      $10.31  $10.47  $9.71     --     --  --
   Number of Units                      6,876   7,578  3,821     --     --  --
 ------------------------------------------------------------------------------
 ProFund VP -- Oil & Gas (2001)
   BOP Unit Value                       $0.00
   EOP Unit Value                      $15.07
   Number of Units                    278,771
 ------------------------------------------------------------------------------
 ProFund VP -- Financials (2001)
   BOP Unit Value                      $10.77   $9.88  $7.76  $9.23     --
   EOP Unit Value                      $11.06  $10.77  $9.88  $7.76  $9.23  --
   Number of Units                     43,105  70,662 32,283  3,258  8,154  --
 ------------------------------------------------------------------------------
 ProFund VP -- Health Care (2001)
   BOP Unit Value                       $8.38   $8.29  $7.15  $9.37     --
   EOP Unit Value                       $8.77   $8.38  $8.29  $7.15  $9.37  --
   Number of Units                     83,943  91,641 23,591  1,235  2,564  --
 ------------------------------------------------------------------------------
 ProFund VP -- Industrials (2002)
   BOP Unit Value                      $11.27  $10.08     --     --     --
   EOP Unit Value                      $11.40  $11.27 $10.08     --     --  --
   Number of Units                      9,851  22,333 11,186     --     --  --
 ------------------------------------------------------------------------------
 ProFund VP -- Internet (2002)
   BOP Unit Value                      $18.08  $15.10     --     --     --
   EOP Unit Value                      $19.18  $18.08 $15.10     --     --  --
   Number of Units                     46,724  20,851  8,287     --     --  --
 ------------------------------------------------------------------------------
 ProFund VP -- Pharmaceuticals (2002)
   BOP Unit Value                       $8.02   $8.95     --     --     --
   EOP Unit Value                       $7.62   $8.02  $8.95     --     --  --
   Number of Units                     36,753  27,913 24,743     --     --  --
 ------------------------------------------------------------------------------
 ProFund VP -- Precious Metals (2002)
   BOP Unit Value                      $11.90  $13.38  $9.73     --     --
   EOP Unit Value                      $14.84  $11.90 $13.38  $9.73     --  --
   Number of Units                    200,315 102,230 89,687  1,179     --  --
 ------------------------------------------------------------------------------
 ProFund VP -- Real Estate (2001)
   BOP Unit Value                      $17.58  $14.00 $10.65 $10.78     --
   EOP Unit Value                      $18.54  $17.58 $14.00 $10.65 $10.78  --
   Number of Units                     31,980  53,006 18,355  2,230  2,306  --
 ------------------------------------------------------------------------------
 ProFund VP -- Semiconductor (2002)
   BOP Unit Value                       $7.23   $9.58     --     --     --
   EOP Unit Value                       $7.76   $7.23  $9.58     --     --  --
   Number of Units                     68,309  52,485 17,621     --     --  --
 ------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



          OPTIONAL   OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
          GUARANTEE  GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
           FEATURE    FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
            2005       2004      2003      2002      2001      2000
          ------------------------------------------------------------
            $11.40    $10.67       N/A       --        --
            $11.10    $11.40    $10.67      N/A        --       --
            8,502      9,175     4,737       --        --       --
          ------------------------------------------------------------
            $0.00
            $17.71
            31,117
          ------------------------------------------------------------
            $11.26        --       N/A      N/A        --
            $11.45    $11.26        --      N/A       N/A       --
            24,234    15,974        --       --        --       --
          ------------------------------------------------------------
            $10.65        --       N/A      N/A        --
            $11.04    $10.65        --      N/A       N/A       --
            8,927      5,322        --       --        --       --
          ------------------------------------------------------------
            $12.08        --       N/A       --        --
            $12.10    $12.08        --      N/A        --       --
            3,013      4,381        --       --        --       --
          ------------------------------------------------------------
              --          --       N/A       --        --
              --          --        --      N/A        --       --
              --          --        --       --        --       --
          ------------------------------------------------------------
            $9.44         --       N/A       --        --
            $8.87      $9.44        --      N/A        --       --
            8,146      5,382        --       --        --       --
          ------------------------------------------------------------
            $10.17        --       N/A       --        --
            $12.56    $10.17        --      N/A        --       --
            98,463    93,541        --       --        --       --
          ------------------------------------------------------------
            $13.06        --       N/A      N/A        --
            $13.63    $13.06        --      N/A       N/A       --
            11,101    22,857        --       --        --       --
          ------------------------------------------------------------
              --          --       N/A       --        --
              --          --        --      N/A        --       --
              --          --        --       --        --       --
          ------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

SUB-ACCOUNT                               2005      2004     2003    2002   2001  2000
---------------------------------------------------------------------------------------
ProFund VP -- Technology (2001)
  BOP Unit Value                            $4.91     $5.00      --  $5.92     --
  EOP Unit Value                            $4.91     $4.91   $5.00     --  $5.92    --
  Number of Units                         109,698    88,720  74,180     -- 12,704    --
---------------------------------------------------------------------------------------
ProFund VP -- Telecommunications (2001)
  BOP Unit Value                            $5.04     $4.41      --  $7.11     --
  EOP Unit Value                            $4.64     $5.04   $4.41     --  $7.11    --
  Number of Units                          45,279   118,731  30,179     --     --    --
---------------------------------------------------------------------------------------
ProFund VP -- Utilities (2001)
  BOP Unit Value                            $8.75     $7.32   $6.11  $8.13     --
  EOP Unit Value                            $9.77     $8.75   $7.32  $6.11  $8.13    --
  Number of Units                         213,813    79,702  18,902    491     --    --
---------------------------------------------------------------------------------------
ProFund VP -- Bull (2002)
  BOP Unit Value                           $10.65     $9.91      --     --     --
  EOP Unit Value                           $10.80    $10.65   $9.91     --     --    --
  Number of Units                         384,503   412,259 394,427     --     --    --
---------------------------------------------------------------------------------------
ProFund VP -- Bear (2001)
  BOP Unit Value                            $9.09    $10.26  $13.78 $11.55     --
  EOP Unit Value                            $8.86     $9.09  $10.26 $13.78 $11.55    --
  Number of Units                          35,612    16,155  28,299  2,012     --    --
---------------------------------------------------------------------------------------
ProFund VP -- Ultra Bull (2001)
  BOP Unit Value                            $8.25     $7.13   $4.72  $7.48     --
  EOP Unit Value                            $8.36     $8.25   $7.13  $4.72  $7.48    --
  Number of Units                          82,031   305,666  56,257  2,988     --    --
---------------------------------------------------------------------------------------
ProFund VP -- OTC (2001)
  BOP Unit Value                            $5.44     $5.07      --  $5.77     --
  EOP Unit Value                            $5.38     $5.44   $5.07     --  $5.77    --
  Number of Units                         234,956   293,311 257,947     --     --    --
---------------------------------------------------------------------------------------
ProFund VP -- Short OTC (2002)
  BOP Unit Value                            $5.99     $6.83  $11.03     --     --
  EOP Unit Value                            $5.97     $5.99   $6.83 $11.03     --    --
  Number of Units                          77,757    77,280  40,617    934     --    --
---------------------------------------------------------------------------------------
ProFund VP -- UltraOTC (1999)
  BOP Unit Value                            $0.87     $0.77      --  $1.25  $4.06
  EOP Unit Value                            $0.82     $0.87   $0.77     --  $1.25 $4.06
  Number of Units                       7,044,313 6,405,048 890,270     -- 58,556 3,787
---------------------------------------------------------------------------------------
ProFund VP -- Mid-Cap Value (2002)
  BOP Unit Value                           $11.80    $10.30      --     --     --
  EOP Unit Value                           $12.68    $11.80  $10.30     --     --    --
  Number of Units                          86,401    87,968  59,964     --     --    --
---------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



          OPTIONAL   OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
          GUARANTEE  GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
           FEATURE    FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
            2005       2004      2003      2002      2001      2000
          ------------------------------------------------------------
              --          --       N/A      N/A        --
              --          --        --      N/A       N/A       --
              --          --        --       --        --       --
          ------------------------------------------------------------
            $12.54        --       N/A      N/A        --
            $11.44    $12.54        --      N/A       N/A       --
             482       4,099        --       --        --       --
          ------------------------------------------------------------
            $12.51        --       N/A      N/A        --
            $13.82    $12.51        --      N/A       N/A       --
            22,152    21,365        --       --        --       --
          ------------------------------------------------------------
            $11.25    $10.58       N/A       --        --
            $11.30    $11.25    $10.58      N/A        --       --
            65,965    31,600       427       --        --       --
          ------------------------------------------------------------
            $8.15      $9.29       N/A      N/A        --
            $7.86      $8.15     $9.29      N/A       N/A       --
            27,580    10,709     7,927       --        --       --
          ------------------------------------------------------------
              --          --       N/A      N/A        --
              --          --        --      N/A       N/A       --
              --          --        --       --        --       --
          ------------------------------------------------------------
            $10.92        --       N/A      N/A        --
            $10.69    $10.92        --      N/A       N/A       --
            74,795    28,507        --       --        --       --
          ------------------------------------------------------------
            $8.24      $9.49       N/A       --        --
            $8.13      $8.24     $9.49      N/A        --       --
            48,058        --     7,708       --        --       --
          ------------------------------------------------------------
            $0.00
              --
              --
          ------------------------------------------------------------
            $12.20    $10.77       N/A       --        --
            $12.98    $12.20    $10.77      N/A        --       --
            35,137    39,454     3,516       --        --       --
          ------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)


SUB-ACCOUNT                            2005    2004    2003   2002  2001  2000
-------------------------------------------------------------------------------
ProFund VP -- Mid-Cap Growth (2002)
  BOP Unit Value                       $10.70   $9.75      --    --    --
  EOP Unit Value                       $11.75  $10.70   $9.75    --    --    --
  Number of Units                     181,173  80,520  24,107    --    --    --
-------------------------------------------------------------------------------
ProFund VP -- UltraMid-Cap (2002)
  BOP Unit Value                       $12.13   $9.62      --    --    --
  EOP Unit Value                       $14.12  $12.13   $9.62    --    --    --
  Number of Units                     150,869 115,073  34,556    --    --    --
-------------------------------------------------------------------------------
ProFund VP -- Small-Cap Value (2002)
  BOP Unit Value                       $11.22   $9.46      --    --    --
  EOP Unit Value                       $11.52  $11.22   $9.46    --    --    --
  Number of Units                      53,564 123,988 105,751    --    --    --
-------------------------------------------------------------------------------
ProFund VP -- Small-Cap Growth (2002)
  BOP Unit Value                       $12.11  $10.23      --    --    --
  EOP Unit Value                       $12.86  $12.11  $10.23    --    --    --
  Number of Units                     341,834 237,000  65,882    --    --    --
-------------------------------------------------------------------------------
ProFund VP Large-Cap Growth
  BOP Unit Value                           --      --      --    --    --
  EOP Unit Value                       $10.35      --      --    --    --    --
  Number of Units                      98,334      --      --    --    --    --
-------------------------------------------------------------------------------
ProFund VP Large-Cap Value
  BOP Unit Value                       $10.37      --      --    --    --
  EOP Unit Value                       $10.55  $10.37      --    --    --    --
  Number of Units                     131,175   3,839      --    --    --    --
-------------------------------------------------------------------------------
ProFund VP Short Mid-Cap
  BOP Unit Value                        $9.70      --      --    --    --
  EOP Unit Value                        $8.67   $9.70      --    --    --    --
  Number of Units                         975     571      --    --    --    --
-------------------------------------------------------------------------------
ProFund VP Short Small-Cap
  BOP Unit Value                        $9.55      --      --    --    --
  EOP Unit Value                        $9.15   $9.55      --    --    --    --
  Number of Units                      11,578   7,859      --    --    --    --
-------------------------------------------------------------------------------
ProFund VP -- UltraSmall-Cap (1999)
  BOP Unit Value                       $12.28   $9.49   $4.82 $8.50 $9.32
  EOP Unit Value                       $12.10  $12.28   $9.49 $4.82 $8.50 $9.32
  Number of Units                      52,922 143,175  60,051   953    -- 3,174
-------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS




          OPTIONAL   OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
          GUARANTEE  GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
           FEATURE    FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
            2005       2004      2003      2002      2001      2000
          ------------------------------------------------------------
            $11.12    $10.24       N/A       --        --
            $12.09    $11.12    $10.24      N/A        --        --
            34,564    21,341     3,933       --        --        --
          ------------------------------------------------------------
            $13.86        --       N/A       --        --
            $15.97    $13.86        --      N/A        --        --
            31,080    27,449        --       --        --        --
          ------------------------------------------------------------
            $12.53    $10.67       N/A       --        --
            $12.74    $12.53    $10.67      N/A        --        --
            21,091    31,732     4,223       --        --        --
          ------------------------------------------------------------
            $12.23    $10.44       N/A       --        --
            $12.85    $12.23    $10.44      N/A        --        --
            63,389    42,134     2,529       --        --        --
          ------------------------------------------------------------
            $10.37        --        --       --        --
            $10.23    $10.37        --       --        --        --
            22,429       554        --       --        --        --
          ------------------------------------------------------------
            $10.36        --        --       --        --
            $10.43    $10.36        --       --        --        --
            11,553       554        --       --        --        --
          ------------------------------------------------------------
              --          --        --       --        --
              --          --        --       --        --        --
              --          --        --       --        --        --
          ------------------------------------------------------------
              --          --        --       --        --
              --          --        --       --        --        --
              --          --        --       --        --        --
          ------------------------------------------------------------
              --          --       N/A      N/A       N/A
              --          --        --      N/A       N/A       N/A
              --          --        --       --        --        --
          ------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

SUB-ACCOUNT                                    2005    2004    2003   2002   2001   2000
-----------------------------------------------------------------------------------------
ProFund VP -- U.S. Government Plus (2002)
  BOP Unit Value                               $11.91  $11.15 $11.59     --     --
  EOP Unit Value                               $12.83  $11.91 $11.15 $11.59     --     --
  Number of Units                             119,421  42,782 20,058  1,005     --     --
-----------------------------------------------------------------------------------------
ProFund VP -- Rising Rates Opportunity (2002)
  BOP Unit Value                                $6.70   $7.61     --     --     --
  EOP Unit Value                                $6.09   $6.70  $7.61     --     --     --
  Number of Units                             302,975 266,169 78,428     --     --     --
-----------------------------------------------------------------------------------------
Access VP High Yield
  BOP Unit Value                                   --      --     --     --     --
  EOP Unit Value                               $10.59      --     --     --     --     --
  Number of Units                             299,437      --     --     --     --     --
-----------------------------------------------------------------------------------------
First Trust(R) 10 Uncommon Values (2000)
  BOP Unit Value                                $4.38   $3.99  $2.95  $4.73  $7.44
  EOP Unit Value                                $4.35   $4.38  $3.99  $2.95  $4.73  $7.44
  Number of Units                              14,496  33,075 22,064 23,080 31,543 32,451
-----------------------------------------------------------------------------------------
First Trust Global Dividend Target 15
  BOP Unit Value                               $16.05   $0.00     --     --     --
  EOP Unit Value                               $17.46  $16.05  $0.00     --     --     --
  Number of Units                              52,338  22,405     --     --     --     --
-----------------------------------------------------------------------------------------
First Trust Managed VIP
  BOP Unit Value                               $14.64   $0.00     --     --     --
  EOP Unit Value                               $15.50  $14.64  $0.00     --     --     --
  Number of Units                             732,182 695,591     --     --     --     --
-----------------------------------------------------------------------------------------
First Trust NASDAQ Target 15
  BOP Unit Value                               $12.54   $0.00     --     --     --
  EOP Unit Value                               $12.79  $12.54  $0.00     --     --     --
  Number of Units                              10,385   7,266     --     --     --     --
-----------------------------------------------------------------------------------------
First Trust S&P Target 24
  BOP Unit Value                               $13.34   $0.00     --     --     --
  EOP Unit Value                               $13.72  $13.34  $0.00     --     --     --
  Number of Units                              46,537  43,536     --     --     --     --
-----------------------------------------------------------------------------------------
First Trust The Dow Target 10
  BOP Unit Value                               $12.35   $0.00     --     --     --
  EOP Unit Value                               $11.81  $12.35  $0.00     --     --     --
  Number of Units                              25,001  24,245     --     --     --     --
-----------------------------------------------------------------------------------------
First Trust The Dow Target Dividend
  BOP Unit Value                                   --      --     --     --     --
  EOP Unit Value                                $9.79      --     --     --     --     --
  Number of Units                             290,982      --     --     --     --     --
-----------------------------------------------------------------------------------------
First Trust Value Line Target 25
  BOP Unit Value                               $16.61   $0.00     --     --     --
  EOP Unit Value                               $19.64  $16.61  $0.00     --     --     --
  Number of Units                             130,528  33,213     --     --     --     --
-----------------------------------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



         OPTIONAL    OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
         GUARANTEE   GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
          FEATURE     FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
           2005        2004      2003      2002      2001      2000
         -------------------------------------------------------------
           $10.80          --      N/A        --        --
           $11.51      $10.80       --       N/A        --        --
           48,139       4,588       --        --        --        --
         -------------------------------------------------------------
           $8.31           --      N/A        --        --
           $7.48        $8.31       --       N/A        --        --
           241,711    219,942       --        --        --        --
         -------------------------------------------------------------
              --           --       --        --        --
           $10.52          --       --        --        --        --
              --           --       --        --        --        --
         -------------------------------------------------------------
              --           --      N/A       N/A       N/A
              --           --       --       N/A       N/A       N/A
              --           --       --        --        --        --
         -------------------------------------------------------------
           $11.80       $0.00    $0.00     $0.00     $0.00
           $12.71      $11.80    $0.00     $0.00     $0.00     $0.00
           17,500       6,777      N/A       N/A       N/A       N/A
         -------------------------------------------------------------
           $11.28       $0.00    $0.00     $0.00     $0.00
           $11.82      $11.28    $0.00     $0.00     $0.00     $0.00
           63,365      40,194      N/A       N/A       N/A       N/A
         -------------------------------------------------------------
              --        $0.00    $0.00     $0.00     $0.00
              --           --    $0.00     $0.00     $0.00     $0.00
              --           --      N/A       N/A       N/A       N/A
         -------------------------------------------------------------
           $10.70       $0.00    $0.00     $0.00     $0.00
           $10.90      $10.70    $0.00     $0.00     $0.00     $0.00
           31,931      11,933      N/A       N/A       N/A       N/A
         -------------------------------------------------------------
           $10.44       $0.00    $0.00     $0.00     $0.00
           $9.88       $10.44    $0.00     $0.00     $0.00     $0.00
           7,887        3,913      N/A       N/A       N/A       N/A
         -------------------------------------------------------------
              --           --       --        --        --
           $9.72           --       --        --        --        --
           20,831          --       --        --        --        --
         -------------------------------------------------------------
              --        $0.00    $0.00     $0.00     $0.00
              --           --    $0.00     $0.00     $0.00     $0.00
              --           --      N/A       N/A       N/A       N/A
         -------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix A -- Condensed Financial Information About Separate Account B continued

Variable Immediate Annuity (VIA-S&G) - Prospectus (continued)

          SUB-ACCOUNT          2005   2004  2003   2002   2001   2000
          ------------------------------------------------------------
          Rydex Nova
            BOP Unit Value     $6.50     --    --  $6.59  $8.73
            EOP Unit Value     $6.68  $6.50    --     --  $6.59  $8.73
            Number of Units    1,702  1,742    --     --    517 22,973
          ------------------------------------------------------------
          Rydex OTC
            BOP Unit Value     $4.20  $3.89 $2.71  $4.49  $7.01
            EOP Unit Value     $4.19  $4.20 $3.89  $2.71  $4.49  $7.01
            Number of Units   12,614 13,538 4,672 17,194 21,091 51,764
          ------------------------------------------------------------
          Rydex Ursa
            BOP Unit Value     $9.98     --    -- $12.43 $10.94
            EOP Unit Value     $9.78  $9.98    --     -- $12.43 $10.94
            Number of Units       --     --    --     --     --     --
          ------------------------------------------------------------

APPENDIX A

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS



          OPTIONAL   OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL  OPTIONAL
          GUARANTEE  GUARANTEE GUARANTEE GUARANTEE GUARANTEE GUARANTEE
           FEATURE    FEATURE   FEATURE   FEATURE   FEATURE   FEATURE
            2005       2004      2003      2002      2001      2000
          ------------------------------------------------------------
            $12.16        --      N/A       N/A       N/A
            $12.36    $12.16       --       N/A       N/A       N/A
              --          --       --        --        --        --
          ------------------------------------------------------------
            $11.02        --      N/A       N/A       N/A
            $10.89    $11.02       --       N/A       N/A       N/A
              --          --       --        --        --        --
          ------------------------------------------------------------
            $8.21         --      N/A       N/A       N/A
            $7.96      $8.21       --       N/A       N/A       N/A
              --          --       --        --        --        --
          ------------------------------------------------------------

APPENDIX B

AMERICAN SKANDIA LIFE ASSURANCE PROSPECTUS

Appendix B -- Additional Information on Asset Allocation Programs

Program Rules
.. Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These Program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

How the Asset Allocation Program Works
.. Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Income Base or transfer your Income Base among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Income Base allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Income Base not invested in the Sub-accounts will not be part of the program.

.. Additional Purchase Payments: Unless otherwise requested, any additional
  Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

.. Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Income Base allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Income Base allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Income Base allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note -- Any Income Base not invested in the Sub-accounts will not be affected by any rebalance.

.. Sub-account Changes Within the Model Portfolios: From time to time you may be notified of a change in a Sub-account within your model portfolio. If you consent (in the manner that is then permitted or required) to the change, then it will be implemented upon the next rebalance. If you do not consent then rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity, in which case your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

.. Owner Changes in Choice of Model Portfolio: You may not change from the model portfolio that you have elected to any other model portfolio.

Termination or Modification of the Asset Allocation Program:
.. You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that American Skandia receives your termination request in good order. If you have elected the guarantee feature, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire Income Base to the then required investment option(s) available with this feature. American Skandia reserves the right to terminate or modify the asset allocation program at any time with respect to any programs.

Restrictions on Electing the Asset Allocation:
.. You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

 PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN
 SKANDIA ANNUITY DESCRIBED IN PROSPECTUS VIAS/G-PROS (05/2006).


                              ------------------------------------------
                                          (print your name)


                              ------------------------------------------
                                              (address)


                              ------------------------------------------
                                        (city/state/zip code)

Variable Annuity Issued by:                        Variable Annuity Distributed by:

AMERICAN SKANDIA LIFE                                              AMERICAN SKANDIA
ASSURANCE CORPORATION                                       MARKETING, INCORPORATED
A Prudential Financial Company                       A Prudential Financial Company
One Corporate Drive                                             One Corporate Drive
Shelton, Connecticut 06484                               Shelton, Connecticut 06484
Telephone: 1-800-752-6342                                   Telephone: 203-926-1888
http://www.americanskandia.prudential.com http://www.americanskandia.prudential.com

                              MAILING ADDRESSES:

                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                 P.O. Box 7960
                            Philadelphia, PA 19176

                                 EXPRESS MAIL:
                    AMERICAN SKANDIA -- VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                      STATEMENT OF ADDITIONAL INFORMATION

The Annuity is registered under the Securities Act of 1933 and the Investment Company Act of 1940. The Annuity is issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, a Prudential Financial Company, VARIABLE ACCOUNT B and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION.

                               TABLE OF CONTENTS

 Item                                                                      Page
 ----                                                                      ----
 GENERAL INFORMATION REGARDING AMERICAN SKANDIA LIFE ASSURANCE CORPORATION  2
 AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B             2
 PRINCIPAL UNDERWRITER/DISTRIBUTOR                                          3
 UNIT PRICE DETERMINATIONS                                                  5
 OTHER TAX RULES                                                            6
    Federal Tax Status                                                      6
 VOTING RIGHTS                                                              6
 MODIFICATION                                                               7
 DEFERRAL OF TRANSACTIONS                                                   7
 MISSTATEMENT OF AGE OR SEX                                                 8
 ENDING OF OFFER                                                            8
 EXPERTS                                                                    8
 LEGAL EXPERTS                                                              8
 FINANCIAL STATEMENTS                                                       8

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA 19176, OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@PRUDENTIAL.COM.

Date of Prospectus: May 1, 2006 Date of Statement of Additional Information:
May 1, 2006 VIA S/G-SAI [05/2006]

GENERAL INFORMATION REGARDING AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("American Skandia", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"). American Skandia's principal business address is One Corporate Drive, Shelton, Connecticut 06484.

Effective May 1, 2003, Skandia U.S. Inc., the sole shareholder of ASI, which is the parent of American Skandia, was purchased by Prudential Financial, Inc. Prudential Financial, Inc. is a New Jersey insurance holding company whose subsidiary companies serve individual and institutional customers worldwide and include The Prudential Insurance Company of America, one of the largest life insurance companies in the U.S. These companies offer a variety of products and services, including life insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises, and relocation services.

No company other than American Skandia has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of American Skandia.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into the unit investment trust formerly named American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts), which was subsequently renamed American Skandia Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

We offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios. There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

PRINCIPAL UNDERWRITER/DISTRIBUTOR

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASI, is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated ("ASISI"), a co-investment manager of American Skandia Trust, are also wholly-owned subsidiaries of ASI. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary of ASI, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of American Skandia Trust.

ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of American Skandia and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or ASM may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or ASM also may compensate third-party vendors for services that such vendors render to broker-dealer firms. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that American Skandia pays which are broadly defined as follows:

a. o Percentage Payments based upon "Asset under Management" or "AUM":
This type of payment is a percentage payment that is based upon the total amount held in all American Skandia annuity products that were sold through the firm (or its affiliated broker/dealers).

o Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under American Skandia annuity products sold through the firm (or its affiliated broker/dealers).

b. o Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.

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The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of May 1, 2006) received payment of more than $10,000 with respect to annuity business during the last calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Name of Firm:

A. G. Edwards & Sons, Inc
Advantage Capital Corporation
AIG Financial Advisors, Inc.*
American General Securities, Inc.
American Portfolios Financial Services
Associated Securities Corp.
BNY Investment Center
Butler Freeman Tally Financial Group, LLC
Cadaret, Grant & Co. Inc.
Capital Analysts, Inc.
Centaurus Financial, Inc.
Commonwealth Financial Network
Crown Capital Securities
CUSO Financial Services
Equity Services, Inc
FFP Securities, Inc.
Financial Network Investment Corp. (part of the ING selling network)*
First Allied Securities, Inc.
First Montauk Securities Corporation
FSC Securities Corporation (part of the AIG selling network)*
Gary Goldberg & Co.
GunnAllen Financial Incorporated
H. Beck Inc.
Hantz Financial Services, Inc.
Hibernia Investments, LLC
ING Financial Partners
Invest Financial Corporation
Investment Advisors & Consultants
Investors Capital Corporation
J.J.B. Hillard Lyons
Jefferson Pilot Securities Company
Legend Equities Corporation
Lincoln Financial Advisors
Lincoln Investment Planning
Linsco Private Ledger
Multi-Financial Securities Corporation (part of the ING selling network)* Mutual Service Corporation
National Planning Corp
Next Financial Group
NFP Securities
PNC
Prime Capital Services
Primevest Financial Services, Inc. (part of the ING selling network)*
Questar Capital Corporation
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher
Robert W. Baird & Co., Inc.
Royal Alliance Associates, Inc. (part of the AIG selling network)*
Securities America, Inc
Securities Service Network, Inc.
Sentra Securities Corporation
Sigma Financial Corp
SII Investments
Stifel Nicolaus
SunAmerica Securities, Inc. (part of the AIG selling network)*
TD Waterhouse Investor Svs Inc
TFS Securities, Inc.
The Investment Center, Inc.
UBS Financial Services
United Planners Financial Services of America
UVEST Financial Services Group
Wachovia (Wirehouse)
Wall Street Financial Group
Waterstone Financial Group
World Group Securities, Inc
--------
* Also includes payments made in connection with products issued by PruCo Life Insurance Company and PruCo Life Insurance Company of New Jersey.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or ASM and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

ASLAC pays ASM an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by ASLAC. ASM is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. ASM does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to ASM in its role as principal underwriter/distributor has been: 2005: $327,916,660; 2004: $239,555,521; 2003:
$182,550,093.

UNIT PRICE DETERMINATIONS

For each Sub-account the initial Unit Price is $10.00. The Unit Price for each subsequent Valuation Period is the net investment factor for that Valuation Period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the Valuation Period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (1) divided by (2), less (3), where:

(1) is the net result of:

(a) the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

(b) any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

(2) is the net result of:

(a) the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

(b) any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of the Sub-account.

(3) is the Insurance Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

OTHER TAX RULES

Federal Tax Status

1. Diversification.

The Internal Revenue Code provides that the underlying investments for the variable investment options must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. We believe the portfolios underlying the variable investment options for the contract meet these diversification requirements.

2. Investor Control.

Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected contractowners as is feasible under the circumstances.

3. Entity Owners.

Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

4. Purchase Payments Made Before August 14, 1982.

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14,1982, is not subject to the 10% tax penalty.

5. Generation-Skipping Transfers.

If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

GENERAL INFORMATION

VOTING RIGHTS

You have voting rights in relation to Income Base maintained in the Sub-accounts.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;
(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. American Skandia Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, American Skandia Investment Services, Incorporated ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of any change in fundamental investment policy, only Owners maintaining Income Base as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

MODIFICATION

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) deregister Separate Account B under the Investment Company Act; (d) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (e) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (f) make changes that are necessary to maintain the tax status of your Annuity under the Code; (g) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (h) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

DEFERRAL OF TRANSACTIONS

We may defer any distribution or transfer from an Annuity Payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Annuity Payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Income Base may fluctuate based on changes in the Unit Values, but you may not be able to transfer Income Base, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

American Skandia will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

| | trading on the NYSE is restricted; | | an emergency exists making redemption or valuation of securities held in the separate account impractical; or | | the SEC, by order, permits the suspension or postponement for the protection of security holders.

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life Annuity Payments are based, we make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

ENDING OF OFFER

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

EXPERTS

The consolidated financial statements of American Skandia Life Assurance Corporation as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 and the financial statements of the American Skandia Life Assurance Corporation Variable Account B as of December 31, 2005 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

LEGAL EXPERTS

Counsel for American Skandia Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS

The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2004 and for the years ended December 31, 2004 and 2003. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia - Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@prudential.com.

Financial Statements for American Skandia Life Assurance Corporation and American Skandia Life Assurance Corporation Separate Account B

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of American Skandia Life Assurance Corporation:

  In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) at December 31, 2005 and December 31, 2004, and the results of its operations and its cash flows for the two years in the period ended December 31, 2005 and the eight months ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 2 of the financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" as of January 1, 2004.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 24, 2006

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of American Skandia Life Assurance Corporation:

  In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the results of operations and cash flows of American Skandia Life Assurance Corporation (an indirect wholly-owned subsidiary of Prudential Financial, Inc., effective May 1, 2003) for the period January 1, 2003 through April 30, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
February 27, 2004

American Skandia Life Assurance Corporation

Statements of Financial Position
December 31, 2005 and 2004 (in thousands)

                                                                                               2005         2004
                                                                                           -----------  -----------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2005: $1,567,777 2004:
  $1,737,949)............................................................................. $ 1,562,569  $ 1,771,976
Trading account assets, at fair value.....................................................      30,778       47,316
Equity securities available for sale, at fair value (cost of $11,238).....................      11,098       11,567
Commercial loans..........................................................................       6,000           --
Policy loans..............................................................................      11,779       10,323
Short-term investments....................................................................     209,691      423,971
                                                                                           -----------  -----------
   Total investments......................................................................   1,831,915    2,265,153
Cash and cash equivalents.................................................................       3,507       72,854
Deferred policy acquisition costs.........................................................     528,899      300,901
Accrued investment income.................................................................      16,847       22,321
Reinsurance recoverable...................................................................       4,271           --
Receivables from parent and affiliates....................................................          --        5,098
Income taxes receivable...................................................................     229,802      244,932
Valuation of business acquired............................................................     196,023      234,167
Deferred sales inducements................................................................     227,415      144,395
Other assets..............................................................................      67,431       53,332
Separate account assets...................................................................  29,786,393   26,984,413
                                                                                           -----------  -----------
TOTAL ASSETS.............................................................................. $32,892,503  $30,327,566
                                                                                           ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances........................................................... $ 1,226,551  $ 1,411,483
Future policy benefits and other policyholder liabilities.................................      69,766       51,078
Payables to parent and affiliates.........................................................      44,047       24,182
Cash collateral for loaned securities.....................................................     173,987      291,299
Securities sold under agreements to repurchase............................................       7,147       33,373
Short-term borrowing......................................................................     208,584      140,363
Long-term borrowing.......................................................................     135,000      135,000
Future fees payable to American Skandia, Inc. ("ASI").....................................     113,151      200,597
Other liabilities.........................................................................     304,971      368,308
Separate account liabilities..............................................................  29,786,393   26,984,413
                                                                                           -----------  -----------
Total liabilities.........................................................................  32,069,597   29,640,096
                                                                                           -----------  -----------
Commitments and Contingent Liabilities (See Note 12)

Stockholder's Equity
   Common stock, $100 par value; 25,000 shares, authorized, issued and outstanding........       2,500        2,500
Additional paid-in capital................................................................     484,096      484,425
Retained earnings.........................................................................     339,182      180,759
Deferred compensation.....................................................................          --         (904)
Accumulated other comprehensive income (loss).............................................      (2,872)      20,690
                                                                                           -----------  -----------
Total stockholder's equity................................................................     822,906      687,470
                                                                                           -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY................................................ $32,892,503  $30,327,566
                                                                                           ===========  ===========

                       See Notes to Financial Statements

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Statements of Operations and Comprehensive Income
Year ended December 31, 2005, Year ended December 31, 2004, Eight months ended December 31, 2003, and Four months ended April 30, 2003 and (in thousands)

                                                     Successor Successor     Successor          Predecessor
                                                     --------- --------- ------------------   ---------------
                                                                            Eight months        Four months
                                                                         ended December 31,   ended April 30,
                                                       2005      2004           2003               2003
                                                     --------- --------- ------------------   ---------------
REVENUES

Premiums............................................ $ 23,756  $ 17,568       $  7,439           $  2,496
Policy charges and fee income.......................  437,501   358,533        241,955            109,213
Net investment income (losses)......................   92,881    90,459         26,707             (1,289)
Realized investment (losses) gains, net.............  (13,947)   (8,409)          (472)            (4,601)
Asset management fees...............................  127,401   112,100         66,108             28,092
Other income........................................      393     5,331          7,862                618
                                                     --------  --------       --------           --------
Total revenues......................................  667,985   575,582        349,599            134,529
                                                     --------  --------       --------           --------
BENEFITS AND EXPENSES

Policyholders' benefits.............................   62,973    86,948         43,680             23,946
Interest credited to policyholders' account balances   69,901    80,120          4,689             13,693
General, administrative and other expenses..........  330,645   264,514        159,973             97,640
                                                     --------  --------       --------           --------
Total benefits and expenses.........................  463,519   431,582        208,342            135,279
                                                     --------  --------       --------           --------
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME
  TAXES AND CUMULATIVE EFFECT OF ACCOUNTING
  CHANGE............................................  204,466   144,000        141,257               (750)
                                                     --------  --------       --------           --------
Income taxes:
   Current..........................................       51     4,071         (1,972)            (3,170)
   Deferred.........................................   45,991    32,948         52,373             (5,374)
                                                     --------  --------       --------           --------
Income tax expense (benefit)........................   46,042    37,019         50,401             (8,544)
                                                     --------  --------       --------           --------
INCOME FROM OPERATIONS BEFORE CUMULATIVE
  EFFECT OF ACCOUNTING CHANGE.......................  158,424   106,981         90,856              7,794
                                                     --------  --------       --------           --------
Cumulative effect of accounting change, net of taxes       --   (17,079)            --                 --
                                                     --------  --------       --------           --------
NET INCOME..........................................  158,424    89,903         90,856              7,794
                                                     --------  --------       --------           --------
Other comprehensive income(loss), net of taxes......  (23,562)   21,341         (1,599)              (269)
                                                     --------  --------       --------           --------
COMPREHENSIVE INCOME................................ $134,862  $111,244       $ 89,257           $  7,525
                                                     ========  ========       ========           ========

                       See Notes to Financial Statements

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects.

American Skandia Life Assurance Corporation

Statements of Stockholder's Equity
Year ended December 31, 2005, Year ended December 31, 2004, Eight months ended December 31, 2003, and Four months ended April 30, 2003 (in thousands)

                                                                                          Accumulated
                                                       Additional                            other         Total
                                                Common paid-in--  Retained    Deferred   comprehensive stockholder's
                                                Stock   capital   earnings  compensation income (loss)    equity
                                                ------ ---------- --------  ------------ ------------- -------------
Balance, December 31, 2002
  (Predecessor)................................  2,500   595,049    73,821        --         11,691        683,061

Net income.....................................     --        --     7,794        --             --          7,794
Capital contributions..........................     --     2,183        --        --             --          2,183
Change in foreign currency translation
  adjustments, net of taxes....................     --        --        --        --            615            615
Change in net unrealized investment gains
  (losses), net of reclassification adjustment
  and taxes....................................     --        --        --        --           (884)          (884)
                                                ------ ---------  --------     -----       --------      ---------
Balance, April 30, 2003 (Predecessor)..........  2,500   597,232    81,615        --         11,422        692,769

Acquisition purchase accounting
  adjustments..................................     --  (112,187)  (81,615)       --        (11,422)      (205,224)
                                                ------ ---------  --------     -----       --------      ---------
Balance, May 1, 2003 opening balance sheet
  (Successor)..................................  2,500   485,045        --        --             --        487,545

Net income.....................................     --        --    90,856        --             --         90,856
Stock-based compensation.......................     --        55        --        --             --             55
Deferred compensation program..................     --        --        --      (360)            --           (360)
Change in net unrealized investment gains
  (losses), net of reclassification adjustment
  and taxes....................................     --        --        --        --         (1,599)        (1,599)
                                                ------ ---------  --------     -----       --------      ---------
Balance, December 31, 2003 (Successor).........  2,500   485,100    90,856      (360)        (1,599)       576,497

Net income.....................................     --        --    89,903        --             --         89,903
Purchase of fixed maturities from an affiliate,
  net of taxes.................................     --      (948)       --        --            948             --
Stock-based compensation.......................     --       273        --        --             --            273
Deferred compensation program..................     --        --        --      (544)            --           (544)
Change in net unrealized investment gains......     --        --        --        --         21,341         21,341
                                                ------ ---------  --------     -----       --------      ---------
Balance, December 31, 2004 (Successor).........  2,500   484,425   180,759      (904)        20,690        687,470

Net income.....................................     --        --   158,424        --             --        158,424
Stock-based compensation.......................     --      (329)       --        --             --           (329)
Deferred compensation program..................     --        --        --       904             --            904
Change in net unrealized investment gains
  (losses).....................................     --        --        --        --        (23,562)       (23,562)
                                                ------ ---------  --------     -----       --------      ---------
Balance, December 31, 2005 (Successor)......... $2,500 $ 484,096  $339,182     $  --       $ (2,872)     $ 822,906
                                                ====== =========  ========     =====       ========      =========

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects

American Skandia Life Assurance Corporation

Statements of Cash Flows
Year ended December 31, 2005, Year ended December 31, 2004, Eight months ended December 31, 2003, and Four months ended April 30, 2003
(in thousands)

                                                             Successor    Successor    Successor       Predecessor
                                                            -----------  -----------  ------------   ---------------
                                                                                      Eight months
                                                                                         ended         Four months
                                                                                      December 31,   ended April 30,
                                                               2005         2004          2003            2003
                                                            -----------  -----------  ------------   ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income................................................. $   158,424  $    89,903   $  90,856        $   7,794
Adjustments to reconcile net income to net cash from
  operating activities:
   Realized investment losses, net.........................      13,947        8,409         472            4,601
   Amortization and depreciation...........................      47,974       46,765      58,447            5,288
   Cumulative effect of accounting change, net of
     taxes.................................................          --       17,079          --               --
   Interest credited to policyholders' account balances....      60,058       70,331         967              222
   Change in:..............................................
       Policy reserves.....................................      18,688       34,361       6,580            4,288
       Accrued investment income...........................       5,474        6,035         515             (288)
       Trading account assets..............................      16,538       14,017      13,969               --
       Net receivable/payable to Parent and affiliates.....      24,963        5,888      13,509              124
       Deferred sales inducements..........................     (74,999)     (74,087)    (70,188)              --
       Deferred policy acquisition costs...................    (227,619)    (177,935)   (122,572)         (12,601)
       Income taxes (receivable) payable...................      28,015      (24,826)     (3,030)            (464)
       Other, net..........................................       9,686       85,956      68,634           (3,588)
                                                            -----------  -----------   ---------        ---------
Cash Flows From Operating Activities.......................      81,150      101,896      58,159            5,376
                                                            -----------  -----------   ---------        ---------
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of fixed maturities
     available for sale....................................   2,200,373    2,580,125      75,101          131,628
   Payments for the purchase of fixed maturities available
     for sale..............................................  (2,048,890)  (2,196,424)   (103,237)        (135,885)
   Proceeds from the sale of shares in equity securities...          --           --          --           10,955
   Payments for the purchase of shares in equity
     securities and dividend reinvestments.................          --           --          --          (24,809)
   Payments for the purchase of commercial loans...........      (6,000)          --          --               --
   Proceeds from the sale/maturity of policy loans.........         503           --          --               --
   Payments for the issuance of policy loans...............      (1,935)      (1,952)       (774)             (38)
   Other short-term investments, net.......................     211,762     (377,888)    (39,587)           1,019
                                                            -----------  -----------   ---------        ---------
Cash Flows From (Used in) Investing Activities.............     355,813        3,861     (68,497)         (17,130)
                                                            -----------  -----------   ---------        ---------
CASH FLOWS (USED IN) FINANCING ACTIVITIES:
   Capital contribution....................................          --           --          --            2,183
   Paid in capital transaction associated with the
     purchase of fixed maturities from an affiliate........          --         (948)         --               --
   Decrease in future fees payable to ASI, net.............     (87,447)    (107,282)    (80,393)         (63,343)
   Cash collateral for loaned securities...................    (117,312)     291,299          --               --
   Securities sold under agreement to repurchase...........     (26,226)      12,523      20,850               --
   Net increase in long-term borrowing.....................          --      135,000          --               --
   Net increase in short-term borrowing....................      68,221       24,363      71,000           35,000
   Net change in financing arrangements (90 days or
     less).................................................     (88,620)     103,736     (45,853)         (14,362)
   Policyholders' account balances.........................
       Deposits............................................     951,563       66,268      42,361           77,003
       Withdrawals.........................................  (1,206,489)    (564,162)    (71,498)         (63,357)
                                                            -----------  -----------   ---------        ---------
Cash Flows (Used in) Financing Activities..................    (506,310)     (39,023)    (63,533)         (26,876)
                                                            -----------  -----------   ---------        ---------
   Net (decrease) increase in cash and cash
     equivalents...........................................     (69,347)      66,554     (73,871)         (38,630)
   Change in foreign currency translation, net.............          --           --          --              947
   Cash and cash equivalents, beginning of period..........      72,854        6,300      80,171          117,854
                                                            -----------  -----------   ---------        ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD................... $     3,507  $    72,854   $   6,300        $  80,171
                                                            ===========  ===========   =========        =========
   Income taxes paid (received)............................ $    (2,540) $    39,199   $     877        $      13
                                                            ===========  ===========   =========        =========
   Interest paid (received)................................ $     4,783  $    11,261   $  14,454        $  (7,788)
                                                            ===========  ===========   =========        =========

                       See Notes to Financial Statements

  The purchase method of accounting was used to record the fair values of assets acquired and liabilities assumed by Prudential Financial, Inc. and "pushed-down" to the Company. This accounting has most notably resulted in decreased amortization and depreciation compared to periods prior to the Acquisition. Accordingly, the accompanying financial statements of the Company, when indirectly wholly-owned by Skandia Insurance Company Ltd., and the Company, currently indirectly wholly-owned by Prudential Financial, Inc., are not comparable in many material respects

American Skandia Life Assurance Corporation
Notes to Financial Statements

1. BUSINESS

  American Skandia Life Assurance Corporation (the "Company"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of American Skandia, Inc. ("ASI"), which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("Skandia"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition"). On May 1, 2003, the initial phase of the Acquisition was consummated. This included Prudential Financial acquiring 90% of the outstanding common stock of Skandia U.S. Inc. ("SUSI"), an indirect parent of the Company. On September 9, 2003, Prudential Financial acquired the remaining 10% of SUSI's outstanding common stock. See Notes 4 and 6 for additional information on the Acquisition. On June 23, 2005, SUSI amended its certificate of incorporation to change its name to Prudential Annuities Holding Company, Inc.

  The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

  Prior to April 30, 2003, the Company had a 99.9% ownership in Skandia Vida, S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in Mexico. Skandia Vida had total shareholders' equity of $5.0 million as of December 31, 2002 and had generated losses of $2.2 million and $2.7 million for the four months ended April 30, 2003 and year ended December 31, 2002, respectively. As part of the Acquisition, the Company sold its ownership interest in Skandia Vida to Skandia on April 30, 2003 for $4.6 million. This transaction resulted in a loss of $422 thousand.

  American Skandia, Inc. ("ASI"), the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The Company expects to maintain statutory capital above 300% of Company Action Level Risk Based Capital. Generally, ASI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. The Company received no capital contributions during the year ended December 31, 2005, December 31, 2004, and eight months ended December 31, 2003. The Company received capital contributions of $2.2 million during the four months ended April 30, 2003. Of this, $1.3 million, received during the four months ended April 30, 2003, was used to support its investment in Skandia Vida.

  The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements include the accounts of the Company and until April 30, 2003, its ownership interest in Skandia Vida. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential affiliates, as more fully described in Footnote 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

  The most significant estimates include those used in determining deferred policy acquisition costs, valuation of business acquired, investments, future policy benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

  Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

  Trading account assets, at fair value, represent the equity securities held in support of a deferred compensation plan. As of the date of the Acquisition, the Company changed its classification of these equity securities from available-for sale to trading. Management of the company made this decision to align with Prudential Financial's accounting policy. Prior to May 1, 2003, these equity securities were carried at estimated fair value with unrealized gains and losses included in "Accumulated other comprehensive (loss) income", net of income taxes. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

  Equity securities, available for sale are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

  Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income (losses)." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses, are reported in "Realized investment (losses) gains, net."

  Policy loans are carried at unpaid principal balances.

  Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

  Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

  Derivatives are used to manage the characteristics of the Company's asset/liability mix, and manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

  The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative that does not qualify for hedge accounting. During the years ended December 31, 2005, 2004 and 2003 none of the Company's derivatives qualified for hedge accounting treatment.

  If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net".

  The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

  Realized investment (losses) gains, net are computed using the specific identification method. Adjustments to the costs of fixed maturities and equity securities for other than temporary impairments are included in "Realized investment (losses) gains, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer.

  There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other than temporary. These risks and uncertainties include, but are not limited to:
(1) the risk that our assessment of an issuer's ability to meet its obligations could change, (2) the risk that the economic outlook could be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that we are making decisions based on fraudulent or misstated information in the financial statements provided by issuers and (4) the risk that new information obtained by us or changes in other facts and circumstances, including those not related to the issuer, could lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a change in our impairment determination, and hence a charge to earnings in a future period. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. "Realized investment gains (loss), net" also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities and provisions for losses on commercial loans.

Cash and cash equivalents

  Cash and cash equivalents include cash on hand, money market instruments, and other debt issues with a maturity of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value".

Valuation of business acquired

  As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General, administrative and other expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

  The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

  Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

Securities sold under agreements to repurchase and securities lending transactions

  Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities borrowed or loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

  Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions are reported as "Net investment income."

  Securities borrowed and securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned transactions, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities borrowed and loaned on a daily basis with additional collateral obtained or provided as necessary. Substantially all of the Company's securities borrowed transactions are with brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities borrowing transactions are reported as "Net investment income." Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Separate account assets and liabilities

  Separate account assets and liabilities are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominately shares in American Skandia Trust co-managed by American Skandia Investment Services, Incorporated ("ASISI") and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees".

  Included in the general account, within "Policyholders' account balances", is the difference between the statutory liability, which is held in the separate account, and the U.S. GAAP liability associated with the guaranteed, fixed rate investment options. As of January 1, 2004, these assets and liabilities were classified as assets and liabilities of the general account.

Deferred sales inducements

  The Company provides sales inducements to contract holders, which primarily reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred purchase credits". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Other assets and other liabilities

  "Other assets" consists primarily of a receivable from Skandia and accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

  "Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2005, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

  The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7.

Policyholders' account balances

  The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities.

Contingent liabilities

  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

  Revenues for variable deferred annuity contracts consist of charges against contract owner account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender.

  Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

  Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract owner account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue as assessed against the contract holder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

  For the year ended December 31, 2003, revenues for the market value adjusted fixed investment option on annuity contracts consist of separate account investment income reduced by amounts credited to the contract holder for interest. This net spread is included in "Net investment income (loss)" on the Statements of Operations and Comprehensive Income. Benefit reserves for these contracts represent the account value of the contracts plus a market value adjustment, and are included in the general account "Policyholders' account balances" to the extent in excess of the separate account assets, typically for the market value adjustment at the reporting date. As of January 1, 2004, assets and liabilities as well as related revenues and expenses associated with the market value fixed investment option have been classified and reported in a manner consistent with the general account.

  Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 5.25% to 8.25% at December 31, 2005 and 2004.

  Revenues for variable life insurance contracts consist of charges against contract owner account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities".

  Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments

  Prior to the acquisition, the financial position and results of operations of Skandia Vida were measured using local currency as the functional currency. Assets and liabilities were translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses were translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period were charged or credited directly to "Other comprehensive
(loss) income." The cumulative effect of changes in foreign exchange rates was included in "Accumulated other comprehensive (loss) income".

Asset management fees

  In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia Trust. In addition, the Company receives fees calculated on policyholder account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Income taxes

  Prior to the acquisition of SUSI by Prudential Financial, the Company was included in the federal income tax return of SUSI and filed separate state income tax returns. Due to provisions in the Internal Revenue Code, the Company will not be eligible to join in the filing of the Prudential Financial federal income tax return until 2009. As a result, the Company will file a separate federal tax return through 2008. In addition, the Company will continue to file separate state income tax returns.

  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to ASI

  In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

Shared -Based Compensation

  Effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123, "Accounting for Stock Based Compensation" as amended, prospectively for all new awards granted to employees on or after January 1, 2003. Accordingly, results of operations of the Company for the year ended
December 31, 2005, year ended December 31, 2004, and eight months ended December 31, 2003, include costs of $651 thousand, $742 thousand, and $106 thousand, respectively, associated with stock-based compensation issued by Prudential Financial to certain employees and non-employees of the Company and the statements of financial position at December 31, 2004 and December 31, 2003, includes a reduction in equity for deferred compensation. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of APB No. 25 "Accounting for Stock Issued to Employees," and related interpretations. Under this method, Prudential Financial and the Company did not recognize any stock-based compensation costs as all options granted had an exercise price equal to the market value of Prudential Financial's Common Stock on the date of grant. Prudential Financial and the Company account for non-employee stock options using the fair value method of SFAS No. 123 in accordance with Emerging Issues Task Force Issue ("EITF") No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees" and related interpretations in accounting for its non-employee stock options.

  In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (R), "Share-Based Payment," which replaces FASB Statement No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 (R) requires all entities to apply the fair value base measurement method in accounting for share-based payment transactions with employees, except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). The Company had previously adopted the fair value recognition provision of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. The Company adopted SFAS
No. 123(R) on January 1, 2006. By that date, there were no unvested stock options issued prior to January 1, 2003.

Share-based Compensation Awards with Non-substantive Vesting Conditions

  Prudential Financial issues share-based compensation awards to employees of the Company under an authorized plan that is subject to specific vesting conditions; generally the awards vest ratably over a three year period "the nominal vesting period", or at the date the employee retires (as defined by the plan), if earlier. For awards that specify an employee vests in the award upon retirement, we account for the awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expenses is recorded at the date of retirement.

  Upon the Company's adoption of SFAS No. 123(R), the Company will revise its approach to apply the non-substantive vesting period approach to all new share-based compensation awards. Under this approach, compensation cost will be recognized immediately for awards granted to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period. The Company will continue to apply the nominal vesting period approach for any new awards granted prior to the Company's adoption of SFAS No. 123(R), and for the remaining portion of unvested outstanding awards.

  The Company believes the adoption of SFAS No. 123(R) will not have a material impact on its results of operations.

New accounting pronouncements

  In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's current policy is generally to record income only as cash is received following an impairment of a debt security. The Company adopted this guidance on January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

  In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company's financial position and results of operations.

  In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The implementation of this TPA during the third quarter of 2004 had no impact on the Company's financial position or results of operations.

  In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". AcSEC issued the SOP 03-1 to address the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

  The Company adopted SOP 3-01 effective January 1, 2004. The effect of initially adopting SOP 03-1 was a charge of $17.1 million, net of $9.4 million of taxes, which was reported as a "cumulative effect of accounting change, net of taxes" in the results of operations for year ended December 31, 2004. This charge reflects the net impact of converting certain individual market value adjusted annuity contracts from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company's annuity contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within "Other comprehensive income, net of taxes" of $3.4 million, net of $1.9 million of taxes. Upon adoption of SOP 3-01 $1.8 billion in "separate account assets" were reclassified resulting in a $1.7 billion increase in "fixed maturities, available for sale," as well as changes in other non-separate account assets. Similarly, upon adoption, $1.8 billion in "separate account liabilities" were reclassified resulting in increases in "policyholders' account balances," as well as changes in other non-separate account liabilities.

  As of December 31, 2005, the death benefit coverage in force (representing the amount that we would have to pay if all annuitants had died on that date) was approximately $2.6 billion. The death benefit coverage in force represents the excess of the guaranteed benefit amount over the account value. The GMDB feature provides annuity contract holders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This minimum amount is generally based on the net deposits paid into the contract and, for greater than 80% of the business in force as of December 31, 2005, this minimum guarantee is applicable only for the first ten contract years or until a specified attained age. To the extent that the GMDB is higher than the current account value at the time of death, the Company incurs a cost. This results in increased annuity policy benefits in periods of declining financial markets and in periods of stable financial markets following a decline. Effective January 1, 2004, the Company adopted SOP 03-1, which requires us to record such a liability based on application of an expected benefit ratio to "cumulative assessments" through the balance sheet date, and then subtracting "cumulative excess payments" from that date. The GMDB reserve as of December 31, 2005 amounted to $26.0 million. See Note 7 for further details.

  In addition to establishing a liability associated with the GMDB feature, SOP 03-1 required a change in valuation and presentation of our liability associated with the market value adjustment ("MVA") feature contained in certain annuity contracts. The MVA feature requires the Company to pay to the contract holder upon surrender the accreted value of the fund as well as a MVA based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts. The MVA may increase or decrease the amount due to the contract holder. At December 31, 2003, this liability was recorded at market value, which considered the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon adoption of SOP 03-1, the Company reclassified this liability from "Separate account liabilities" to "Policyholders' account balances" and reduced it by $117.1 million to reflect accreted value, which excludes the effect of unrealized gains and losses in contract value resulting from changes in crediting rates. However, in valuing the valuation of business acquired ("VOBA") established at the date of acquisition, we considered the effect of unrealized gains and losses in contract value associated with annuities containing the MVA feature on future cash flows. As a result, the reduction in the liability for the MVA feature resulted in a net decrease in VOBA of $128.9 million, and lower future amortization. See Note 7 for further details.

  In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments." Implementation Issue No. B36 indicates that a modified coinsurance arrangement ("modco"), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the financial position or results of operations of the Company.

  In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 generally applies to instruments that are mandatorily redeemable, that represent obligations that will be settled with a variable number of company shares, or that represent an obligation to purchase a fixed number of company shares. For instruments within its scope, the statement requires classification as a liability with initial measurement at fair value. Subsequent measurement depends upon the certainty of the terms of the settlement (such as amount and timing) and whether the obligation will be settled by a transfer of assets or by issuance of a fixed or variable number of equity shares. The Company's adoption of SFAS No. 150, as of July 1, 2003, did not have a material effect on the Company's financial position or results of operations.

Reclassifications

  Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                                   2005
                                                                -------------------------------------------
                                                                             Gross      Gross
                                                                Amortized  unrealized unrealized
                                                                  cost       gains      losses   Fair value
                                                                ---------- ---------- ---------- ----------
                                                                              (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $   61,392  $   301    $    (73) $   61,620
   States, municipalities and political subdivisions...........     90,728      282        (299)     90,711
   Mortgage-backed securities..................................    189,286      111      (2,771)    186,626
   Public utilities............................................    146,037    1,228        (983)    146,282
   All other corporate bonds...................................  1,080,334    9,064     (12,068)  1,077,330
                                                                ----------  -------    --------  ----------
Total fixed maturities available for sale...................... $1,567,777  $10,986    $(16,194) $1,562,569
                                                                ==========  =======    ========  ==========
Equity securities available for sale........................... $   11,238  $     5    $   (145) $   11,098
                                                                ==========  =======    ========  ==========

                                                                                   2004
                                                                -------------------------------------------
                                                                             Gross      Gross
                                                                Amortized  unrealized unrealized
                                                                  cost       gains      losses   Fair value
                                                                ---------- ---------- ---------- ----------
                                                                              (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies................................. $   45,824  $   271    $    (25) $   46,070
   States, municipalities and political subdivisions...........     84,953    1,550        (178)     86,325
   Mortgage-backed securities..................................     54,653       30         (67)     54,616
   Public utilities............................................    200,335    4,727        (415)    204,647
   All other corporate bonds...................................  1,352,184   30,055      (1,921)  1,380,318
                                                                ----------  -------    --------  ----------
Total fixed maturities available for sale...................... $1,737,949  $36,633    $ (2,606) $1,771,976
                                                                ==========  =======    ========  ==========
Equity securities available for sale........................... $   11,238  $   329    $     --  $   11,567
                                                                ==========  =======    ========  ==========

  The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2005 is shown below:

                                                  Available for sale
                                                 ---------------------
                                                 Amortized
                                                   Cost     Fair value
                                                 ---------- ----------
                                                    (in thousands)
          Due in one year or less............... $   18,701 $   18,660
          Due after one year through five years.    622,954    618,880
          Due after five years through ten years    540,826    543,089
          Due after ten years...................    196,010    195,314
          Mortgage-backed securities............    189,286    186,626
                                                 ---------- ----------
          Total................................. $1,567,777 $1,562,569
                                                 ========== ==========

  Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

  Proceeds from the sale of fixed maturities available for sale during the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were $2.2 billion, $2.5 billion, $7.7 million, and $129.0 million, respectively. Proceeds from the maturity of fixed maturities available for sale during the year ended
December 31, 2005, year ended December 31, 2004, eight months ended
December 31, 2003, and four months ended April 30, 2003, were $49.4 million, $51.1 million, $67.4 million, and $2.6 million, respectively. Gross gains of $6.0 million, $9.0 million, $430 thousand, and $5.6 million, and gross losses of $17.3 million, $18.1 million, $386 thousand, and $150 thousand were realized on those sales during the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003.

  As of the date of the Acquisition, the Company changed its classification of equity securities held in support of a deferred compensation plan from available for sale to trading. New management made this decision to align with Prudential Financial's accounting policy. These equity securities were fair valued on May 1, 2003 under purchase accounting and, therefore, there was no income statement impact for the change in classification. Such investments are now carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

Investment Income and Investment Gains and Losses

  Net investment income (loss) arose from the following sources for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003:

                                                             Successor                  Predecessor
                                               -------------------------------------    -----------
                                                                                           Four
                                                   Year         Year     Eight months     months
                                                  ended        ended        ended          ended
                                               December 31, December 31, December 31,    April 30,
                                                   2005         2004         2003          2003
                                               ------------ ------------ ------------   -----------
Fixed maturities--available for sale..........   $ 87,957     $89,930      $ 7,547        $ 5,342
Fixed, market value adjusted investment return         --          (3)      20,713         (6,350)
Equity securities--available for sale.........        701         703           --            412
Policy loans..................................        627         547          335            101
Short-term investments and cash equivalents...     10,495       4,903          230            319
All other.....................................      2,330          --           --             --
                                                 --------     -------      -------        -------
Gross investment income (loss)................    102,110      96,080       28,825           (176)
   Less: investment expenses..................     (9,229)     (5,621)      (2,118)        (1,113)
                                                 --------     -------      -------        -------
Net investment income (loss)..................   $ 92,881     $90,459      $26,707        $(1,289)
                                                 ========     =======      =======        =======

  Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were from the following sources:

                                                      Successor                  Predecessor
                                        -------------------------------------    -----------
                                                                                    Four
                                            Year         Year     Eight months     months
                                           ended        ended        ended          ended
                                        December 31, December 31, December 31,    April 30,
                                            2005         2004         2003          2003
                                        ------------ ------------ ------------   -----------
Fixed maturities.......................   $(11,431)    $(9,071)      $  44         $ 5,465
Equity securities--available for sale..         --          --          --            (809)
Derivatives............................     (2,516)        662        (516)         (8,835)
Sale of Skandia Vida...................         --          --          --            (422)
                                          --------     -------       -----         -------
Realized investment (losses) gains, net   $(13,947)    $(8,409)      $(472)        $(4,601)
                                          ========     =======       =====         =======

Net Unrealized Investment Gains (Losses)

  Net unrealized investment gains (losses) on securities available for sale are included in the Statements of Financial Position as a component of "Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive (loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

                                                                 Deferred
                                                                  Policy                              Accumulated other
                                                               Acquisition               Deferred       comprehensive
                                                   Unrealized   Costs and                 income    income (loss) related
                                                      gains    Valuation of   Foreign       tax       to net unrealized
                                                   (losses) on   Business    currency   (liability)   investment gains
                                                   investments   Acquired   translation   benefit         (losses)
                                                   ----------- ------------ ----------- ----------- ---------------------
                                                                               (in thousands)
Balance, December 31, 2002 (Predecessor)..........  $ 18,931     $    --       $(946)    $ (6,294)        $ 11,691
Net investment gains (losses) on investments
  arising during the period.......................     3,861          --          --       (1,345)           2,516
Reclassification adjustment for gains included in
  net income......................................    (5,231)         --          --        1,831           (3,400)
Net investment gains (losses) on foreign currency
  translation during the period...................        --          --         946         (331)             615
                                                    --------     -------       -----     --------         --------
Balance, April 30, 2003 (Predecessor).............    17,561          --          --       (6,139)          11,422
Acquisition purchase accounting adjustments.......   (17,561)         --          --        6,139          (11,422)
                                                    --------     -------       -----     --------         --------
Balance, May 1, 2003 opening balance sheet
  (Successor).....................................        --          --          --           --               --
Net investment gains (losses) on investments
  arising during the period.......................    (2,474)         --          --          875           (1,599)
                                                    --------     -------       -----     --------         --------
Balance, December 31, 2003 (Successor)............    (2,474)         --          --          875           (1,599)
Net investment gains (losses) on investments
  arising during the period.......................    21,109                              (13,006)           8,103
Cumulative effect of change in accounting
  principle.......................................     6,615      (1,319)         --           --            5,296
Reclassification adjustment for losses (gains)
  included in net income..........................     9,071          --          --           --            9,071
Impact of net unrealized investment (gains) losses
  on deferred policy acquisition costs and
  valuation of business acquired..................        --      (1,000)         --          819             (181)
                                                    --------     -------       -----     --------         --------
Balance, December 31, 2004 (Successor)............    34,321      (2,319)         --      (11,312)          20,690
Net investment gains (losses) on investments
  arising during the period.......................   (51,100)         --          --           --          (51,100)
Reclassification adjustment for losses (gains)
  included in net income..........................    11,431          --          --           --           11,431
Impact of net unrealized investment (gains) losses
  on deferred policy acquisition costs and
  valuation of business acquired..................        --       3,221          --       12,886           16,107
                                                    --------     -------       -----     --------         --------
Balance, December 31, 2005 (Successor)............  $ (5,348)    $   902       $  --     $  1,574         $ (2,872)
                                                    ========     =======       =====     ========         ========

  The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                  2005    2004     2003
                                                -------  ------- -------
                                                     (in thousands)
       Fixed maturities........................ $(5,208) $34,027 $(2,474)
       Equity securities, available for sale...    (140)     294      --
                                                -------  ------- -------
       Unrealized gains (losses) on investments $(5,348) $34,321 $(2,474)
                                                =======  ======= =======

Duration of Gross Unrealized Loss Positions for Fixed Maturities

  The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 and 2004:

                                             Less than twelve     Twelve months
                                                  months             or more              Total
                                            ------------------- ------------------ -------------------
                                             Fair    Unrealized  Fair   Unrealized  Fair    Unrealized
                                             Value     Losses    Value    Losses    Value     Losses
                                            -------- ---------- ------- ---------- -------- ----------
                                                                  (in thousands)
Fixed maturities: 2005

U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies................................. $ 28,787  $    73   $    --   $   --   $ 28,787  $    73
State, municipalities and political
  subdivisions.............................   27,353       29     8,866      270     36,219      299
Corporate securities.......................  682,823    9,051    72,605    4,000    755,428   13,051
Mortgage-backed securities.................  163,451    2,665     3,894      106    167,345    2,771
                                            --------  -------   -------   ------   --------  -------
Total...................................... $902,414  $11,818   $85,365   $4,376   $987,779  $16,194
                                            ========  =======   =======   ======   ========  =======
Fixed maturities: 2004

U.S. Treasury securities and obligations of
  U.S. government corporations and
  agencies................................. $ 28,511  $   203   $    52   $   --   $ 28,563  $   203
State, municipalities and political
  subdivisions.............................   19,956      104     1,040       63     20,996      167
Corporate securities.......................  226,298    1,912    11,416      258    237,714    2,170
Mortgage-backed securities.................   41,582       66        --       --     41,582       66
                                            --------  -------   -------   ------   --------  -------
Total...................................... $316,347  $ 2,285   $12,508   $  321   $328,855  $ 2,606
                                            ========  =======   =======   ======   ========  =======

  As of December 31, 2005, unrealized gains (losses) on fixed maturities was comprised of $16.2 million of gross unrealized losses and $11.0 million of gross unrealized gains. Gross unrealized losses includes $4.4 million of gross losses that have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $560 thousand.

  As of December 31, 2004, unrealized gains (losses) on fixed maturities was comprised of $2.6 million of gross unrealized losses and $36.6 million of gross unrealized gains. Gross unrealized losses includes $0.3 million of gross losses that have been in such a position for twelve months or greater. No adjustment for other than temporary impairments was made at December 31, 2004.

  All fixed maturities and equity securities, which were in an unrealized loss position as of December 31, 2003, had been in such a position for less than 12 months. Based on the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note
2), we had concluded that an adjustment for other than temporary impairments was not warranted at December 31, 2003.

Securities Pledged and Special Deposits

  The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At December 31, 2005 and 2004, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Statements of Financial Position were $7.1 million and $33.4 million, respectively.

  Fixed maturities of $4.6 million and $4.7 million at December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. PURCHASE PRICE AND INTEGRATION

  Prudential Financial's acquisition of SUSI was accounted for by applying the purchase method of accounting prescribed by Statement of Financial Accounting Standards No. 141. The purchase accounting adjustments have been "pushed-down" to the Company, as applicable. Accordingly, the assets and liabilities assumed of SUSI and its wholly owned subsidiaries, including the Company, were recorded at their fair values as of the date of acquisition. The most significant adjustments related to the value of the unamortized DAC asset being assigned a value of zero, the future fees payable to ASI liability was decreased by $256.6 million and an asset for VOBA was established for $440.1 million. The allocation of the purchase price attributed to the Company at May 1, 2003, was as follows (in thousands):

                Total investments at market value $    479,046
                Cash and cash equivalents........       28,018
                VOBA.............................      440,130
                Other assets at fair value.......      352,235
                Separate account assets..........   22,311,085
                Policyholder account balances....     (167,505)
                Other liabilities at fair value..     (644,379)
                Separate account liabilities.....  (22,311,085)
                                                  ------------
                   Total purchase price.......... $    487,545
                                                  ============

  Included in other liabilities above is an accrual of approximately $55 million representing costs relating to severance, consolidation of leased office space and other exit costs expected to be incurred as a result of the integration of the Company with Prudential Financial, of which $34.1 million has been paid through December 31, 2005. During 2003, the distribution, marketing and product development functions as well as many administrative, support, and control functions were combined and assimilated. In 2004, integration efforts included consolidating systems platforms and operating functions. Key management from both organizations have been retained, and all major decisions related to the integration have been communicated. As of December 31, 2005, the integration of the Company is substantially complete.

5. DEFERRED POLICY ACQUISITION COSTS

  The balances of and changes in DAC as of and for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 are as follows:

                                                                   Successor                 Predecessor
                                                        -------------------------------    ---------------
                                                                            Eight months
                                                                               ended         Four months
                                                                            December 31,   ended April 30,
                                                          2005      2004        2003            2003
                                                        --------  --------  ------------   ---------------
Balance, beginning of period........................... $300,901  $122,572    $     --       $1,117,544
Capitalization of commissions, sales and issue expenses  278,823   207,018     126,891           46,361
Capitalization of purchase credits.....................       --        --          --           23,362
Amortization of deferred policy acquisition costs......  (51,206)  (29,083)     (4,319)         (46,791)
Amortization of purchase credits.......................       --        --          --          (10,331)
Changes in Unrealized Investment Gains and Losses......      381        --          --               --
Impact of adoption of SOP 03-1.........................       --       394          --               --
                                                        --------  --------    --------       ----------
Balance, end of period................................. $528,899  $300,901    $122,572       $1,130,145
                                                        ========  ========    ========       ==========

  The DAC asset was assigned a fair value of zero on May 1, 2003, as part of purchase accounting.

6. VALUATION OF BUSINESS ACQUIRED

  Details of VOBA and related interest and gross amortization for the year ended December 31, 2005, and year ended December 31, 2004 and eight months ended December 31, 2003 is as follows (in thousands):

                                                             Eight months
                                                                ended
                                                             December 31,
                                          2005       2004        2003
                                        --------  ---------  ------------
      Balance, beginning of period      $234,167  $ 402,169    $440,130
      Amortization(1)..................  (53,400)   (37,921)    (54,038)
      Interest(2)......................   12,416     14,866      16,077
      Change in unrealized gains/losses    2,840     (1,000)         --
      Impact of adoption of SOP 03-1...       --   (130,211)         --
      Opening balance adjustments......       --    (13,736)         --
                                        --------  ---------    --------
      Balance, end of period            $196,023  $ 234,167    $402,169
                                        ========  =========    ========

--------
(1)The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2)The interest accrual rate was 5.94% for the VOBA related to the businesses acquired.

  Certain contracts issued by the Company include a market value adjustment ("MVA") feature that requires the Company to pay to the contractholder upon surrender the accreted value of the fund as well as a market value adjustment based on the crediting rates on the contract surrendered compared to crediting rates on newly issued contracts or index rate at time of surrender, if applicable. As of December 31, 2003, this liability was reflected at market value, which considers the effects of unrealized gains and losses in contract value resulting from changes in crediting rates. Upon the adoption of SOP 03-1 on January 1, 2004, the Company changed its accounting for American Skandia's contracts containing MVA features as described previously under "New Accounting Pronouncements." The Company's net VOBA balance decreased $130 million upon the adoption of SOP 03-1, primarily due to the change in the liability for the MVA feature since the expected cash flows on this business in force at the time of acquisition that corresponded to obligations covered by SOP 03-1 were considered in establishing the initial VOBA.

  Estimated future net amortization of VOBA as of December 31, 2005 is as follows (in thousands):

                          2006............... $ 38,948
                          2007...............   31,609
                          2008...............   25,205
                          2009...............   19,752
                          2010...............   14,753
                          2011 and thereafter   65,756
                                              --------
                             Total........... $196,023
                                              ========

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

  The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also issues variable annuity contracts with separate account options where the Company contractually guarantees to the contract holder a return of no less than (a) total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary ("anniversary contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

  The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

  The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

  In 2005 there were no gains or losses on transfers of assets from the general account to a separate account.

  For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2005, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                          December 31, 2005          December 31, 2004
                                                      -------------------------- --------------------------
                                                        In the          At         In the          At
                                                       Event of   Annuitization/  Event of   Annuitization/
                                                        Death      Accumulation    Death      Accumulation
                                                      ----------- -------------- ----------- --------------
                                                                      (dollars in millions)
Variable Annuity Contracts

Return of Net Deposits
Account value........................................ $  25,582.1          N/A   $  23,693.9          N/A
Net amount at risk................................... $   1,970.0          N/A   $   2,320.8          N/A
Average attained age of contractholders..............  60.1 years          N/A    62.4 years          N/A

Anniversary contract value or minimum return.........
Account value........................................ $   4,881.9  $  10,733.0   $   4,060.9  $   6,637.0
Net amount at risk................................... $     602.0  $       3.5   $     613.0  $       1.4
Average attained age of contractholders..............  62.1 years   58.3 years    63.9 years   58.8 years
Average period remaining until expected annuitization         N/A    6.4 years           N/A    6.5 years

                                                          December 31, 2005          December 31, 2004
                                                      -------------------------- --------------------------
                                                      Unadjusted     Adjusted    Unadjusted     Adjusted
                                                        Value         Value        Value         Value
                                                      ----------- -------------- ----------- --------------
Market value adjusted annuities
Account value........................................ $   1,105.2  $   1,115.0   $   1,242.8  $   1,299.3

  Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                    December 31,  December 31,
                                        2005          2004
                                    ------------- -------------
                                    (in millions) (in millions)
                 Equity funds......   $19,223.3     17,228.3
                 Bond funds........     5,058.3      4,987.5
                 Balanced funds....     1,253.2        846.8
                 Money market funds     1,642.2      1,382.1
                 Specialty funds...     2,181.8      2,067.3
                                      ---------     --------
                    Total..........   $29,358.8     26,512.0
                                      =========     ========

  In addition to the above mentioned amounts invested in separate account investment options, $1,105.2 million and $1,242.8 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2005 and 2004, respectively.

Liabilities For Guarantee Benefits

  The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for GMDB and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum withdrawal benefits ("GMWB"), guaranteed minimum income and withdrawals benefits ("GMIWB"), and guaranteed return option ("GRO") features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." At December 31, 2005, the liabilities recorded related to these derivatives were reinsured entirely to an affiliate. See Note 8 and Note 13 for further details.

                                               GMWB/
                                        GMDB    GRO  GMIWB  GMIB Totals
                                       ------  ----- -----  ---- ------
                                                 (in millions)
       Balance as of January 1, 2004.. $  8.6  $ --  $  --  $ -- $  8.6
          Incurred guarantee benefits.   62.5    --     --   0.7   63.2
          Paid guarantee benefits.....  (44.7)   --     --    --  (44.7)
                                       ------  ----  -----  ---- ------
       Balance as of December 31, 2004   26.4    --     --   0.7   27.1
                                       ------  ----  -----  ---- ------
          Incurred guarantee benefits.   35.5   2.5   (3.0)  1.7   36.7
          Paid guarantee benefits.....  (35.8)   --     --    --  (35.8)
                                       ------  ----  -----  ---- ------
       Balance as of December 31, 2005 $ 26.1  $2.5  $(3.0) $2.4 $ 28.0
                                       ======  ====  =====  ==== ======

  The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue or at the acquisition date for contracts in-force at the time of the acquisition, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2005 and 2004 by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

  The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB's were determined over a reasonable range of stochastically generated scenarios. For variable annuities, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique.

  The GRO features predominantly provide for a guaranteed return of initial account value over a contractually defined period equal to seven years. One other variation of the GRO feature has an additional optional benefit that will provide for a base guarantee of account value seven years after the benefit is effective and every anniversary date thereafter and, if elected, an enhanced guarantee equal to the account value seven years after the effective date of any "step-up" and every anniversary date thereafter. All guaranteed amounts include any additional purchase payments and credits less withdrawals. Significant or prolonged declines in the value of any variable investment options a customer may choose as part of their GRO benefit may result in all or a substantial portion of their account values being allocated to fixed investment allocations, in conjunction with the Company's automatic rebalancing program associated with this feature.

  The GMWB feature guarantees the contractholder's ability to withdraw amounts equal to an initial principal value (the "GMWB Protected Value"), regardless of the impact of market performance on the contractholder's account value. The GMWB Protected Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following election of GMWB. The initial GMWB Protected Value is equal to the greater of (a) the account value on the date that GMWB is elected, plus any additional purchase payments (and credits, for bonus annuities) before the date of the first withdrawal or
(b) the account value of as the date of the first withdrawal. The contractholder also has the option, after a specified period of time, to reset the GMWB Protected Value to the then-current account value, if greater.

  The GMIWB feature provides a contractholder with two methods to receive guaranteed minimum payments over time--a "withdrawal" option and an "income" option. Each of these amounts is based on a "protected withdrawal value" (the "GMIWB Protected Withdrawal Value"). The initial GMIWB Protected Withdrawal Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following the election of the GMIWB. The initial GMIWB Protected Withdrawal Value is equal to the greatest of three amounts, which, stated generally, are (a) account value, plus additional purchase payments and any credits, rolled up at a specified percentage for a period of time (b) account value as of the date of the first withdrawal and (c) a specified highest anniversary value. Under the withdrawal option, the Company guarantees that a specified percentage of the GMIWB Protected Withdrawal Value can be withdrawn each year until the GMIWB Protected Withdrawal Value has been exhausted. Under the income option, the Company guarantees that a lesser percentage of the GMIWB Protected Withdrawal Value can be withdrawn for life. As under the GMWB feature, the contractholder may elect to step-up the GMIWB Protected Withdrawal Value if, due to positive market performance, the account value is greater than the current GMIWB Protected Withdrawal Value.

Sales Inducements

  The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit. Changes in deferred sales inducements are as follows:

                                                     Sales
                                                  Inducements
                                                 -------------
                                                 (in millions)
                 Balance as of January 1, 2004..    $ 70.3
                    Capitalization..............      84.1
                    Amortization................     (10.0)
                                                    ------
                 Balance as of December 31, 2004     144.4
                    Capitalization..............      99.6
                    Amortization................     (16.6)
                                                    ------
                 Balance as of December 31, 2005    $227.4
                                                    ======

8. REINSURANCE

  The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

  On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GRO features. These features are considered to be derivatives under SFAS
No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." Please see Note 13 for further details around the affiliated reinsurance agreements.

  The effect of reinsurance for the year ended December 31, 2005, year ended December 31, 2004, and the eight months ended December 31, 2003, and four months ended April 30, 2003 was as follows (in thousands):

                                                             Unaffiliated Affiliated
                                                     Gross      Ceded       Ceded       Net
2005 (Successor)                                   --------  ------------ ---------- --------
Policy charges and fee income..................... $489,748    $(28,970)   $(23,277) $437,501
Realized investment (losses) gains, net........... $(13,429)   $     --    $   (518) $(13,947)
Policyholders' benefits........................... $ 67,244    $ (4,271)   $     --  $ 62,973
General, administrative and other expenses........ $336,856    $ (6,211)   $     --  $330,645

2004 (Successor)
Policy charges and fee income..................... $401,718    $(30,220)   $(12,965) $358,533
Realized investment (losses) gains, net........... $ (8,409)   $     --    $     --  $ (8,409)
Policyholders' benefits........................... $ 86,948    $     --    $     --  $ 86,948
General, administrative and other expenses........ $268,318    $ (3,804)   $     --  $264,514

Eight months ended December 31, 2003 (Predecessor)
Policy charges and fee income..................... $264,835    $(22,880)   $     --  $241,955
Realized investment (losses) gains, net........... $   (472)   $     --    $     --  $   (472)
Policyholders' benefits........................... $ 43,246    $    434    $     --  $ 43,680
General, administrative and other expenses........ $162,116    $ (2,143)   $     --  $159,973

Four months ended April 30, 2003 (Predecessor)
Policy charges and fee income..................... $120,392    $(11,179)   $     --  $109,213
Realized investment (losses) gains, net........... $ (4,601)   $     --    $     --  $ (4,601)
Policyholders' benefits........................... $ 24,355    $   (409)   $     --  $ 23,946
General, administrative and other expenses........ $104,795    $ (7,155)   $     --  $ 97,640

9. INCOME TAXES

  The components of income tax expense (benefit) for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 are as follows:

                                             Successor             Predecessor
                                    ---------------------------    -----------
                                                    Eight months   Four months
                                                       ended          ended
                                                    December 31,    April 30,
                                     2005    2004       2003          2003
                                    ------- ------- ------------   -----------
 Current tax (benefit) expense:
    U.S. and foreign............... $    51 $ 3,936   $(1,950)       $(2,706)
    State and local................      --     135       (22)          (464)
                                    ------- -------   -------        -------
    Total..........................      51   4,071    (1,972)        (3,170)
                                    ------- -------   -------        -------
 Deferred tax expense (benefit):
    U.S. and foreign...............  45,202  31,595    51,475         (5,374)
    State and local................     789   1,353       898             --
                                    ------- -------   -------        -------
    Total..........................  45,991  32,948    52,373         (5,374)
                                    ------- -------   -------        -------
 Total income tax expense (benefit) $46,042 $37,019   $50,401        $(8,544)
                                    ======= =======   =======        =======

  The income tax expense (benefit) for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                    Successor            Predecessor
                                               ------------------  -----------------------
                                                                   Eight months Four months
                                                                      ended        ended
                                                                   December 31,  April 30,
                                                 2005      2004        2003        2003
                                               --------  --------  ------------ -----------
                                                              (in thousands)
Expected federal income tax expense (benefit). $ 71,563  $ 50,400    $49,440      $  (263)
   Dividends received deduction...............  (21,848)  (14,052)        --       (2,800)
   Loss on foreign subsidiary.................       --        --         --       (5,374)
   Tax credits................................   (4,841)
   State income taxes, net of federal benefit.      513       435        570         (301)
   Other......................................      655       236        391          194
                                               --------  --------    -------      -------
   Total income tax expense (benefit)......... $ 46,042  $ 37,019    $50,401      $(8,544)
                                               ========  ========    =======      =======

  Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                           2005       2004
                                                        ---------  ---------
                                                           (in thousands)
  Deferred tax assets
     Insurance reserves................................ $ 303,736  $ 289,430
     Income taxed in advance...........................    34,410     71,011
     Compensation reserves.............................    11,954     19,235
     Net operating loss carryforwards..................    94,749     22,752
     Net unrealized losses on securities...............     1,889         --
     Other.............................................    30,572     21,900
                                                        ---------  ---------
     Deferred tax assets...............................   477,310    424,328
                                                        ---------  ---------
  Deferred tax liabilities
     VOBA and deferred acquisition cost................  (247,383)  (167,161)
     Net unrealized gains on fixed maturity securities.        --    (11,311)
     Other.............................................    (2,351)    (5,741)
                                                        ---------  ---------
     Deferred tax liabilities..........................  (249,734)  (184,213)
                                                        ---------  ---------

  Net deferred tax asset/(liability)................... $ 227,576  $ 240,115
                                                        =========  =========

  The Company's federal and state net operating loss carryforwards, totaling approximately $270 million will expire, if not used, between 2009 and 2020.

  Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

  The Company's federal income tax returns for the 2002 and 2003 periods are currently under examination.

10. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

  The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

  Statutory net income (loss) of the Company amounted to $(31.4) million, $101.1 million, and ($13.7) million, for the years ended December 31, 2005, 2004, and 2003, respectively. Statutory surplus of the Company amounted to $367.3 million and $399.0 million at December 31, 2005 and 2004, respectively.

  Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2005 earnings, there is capacity to pay a dividend of $36.7 million without prior approval in 2006.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

  The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities

  Estimated fair values for fixed maturities and equity securities are based on quoted market prices or estimates from independent pricing services.

Commercial Loans

  The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

  The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                            2005                    2004
                                                   ----------------------- -----------------------
                                                    Carrying   Estimated    Carrying   Estimated
                                                     value     fair value    value     fair value
                                                   ----------- ----------- ----------- -----------
                                                                   (in thousands)
Financial assets:
   Fixed maturities............................... $ 1,562,569 $ 1,562,569 $ 1,771,976 $ 1,771,976
   Trading securities.............................      30,778      30,778      47,316      47,316
   Equity securities..............................      11,098      11,098      11,567      11,567
   Commercial Loans...............................       6,000       6,037          --          --
   Policy loans...................................      11,779      11,779      10,323      10,323
   Short-term investments.........................     209,691     209,691     423,971     423,971
   Cash and cash equivalents......................       3,507       3,507      72,854      72,854
   Separate account assets........................  29,786,393  29,786,393  26,984,413  26,984,413

Financial liabilities:
   Securities sold under agreements to repurchase.       7,147       7,147      33,373      33,373
   Short-term borrowing...........................     208,584     208,584     140,363     140,363
   Long-term borrowing............................     135,000     135,000     135,000     135,000
   Separate account liabilities...................  29,786,393  29,786,393  26,984,413  26,984,413

12. CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

  On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, annuity administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

  It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

  During the third quarter of 2004, the Company identified a system-generated calculation error in its annuity contract administration system. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to the Company associated with remediation, breakage and other costs. During 2004, the Company established a reserve of $32 million relating to this matter. There were no significant developments regarding the remediation of this matter during 2005.

Litigation and Regulatory Matters

  We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The following is a summary of certain pending proceedings.

  The Company is in discussions with various state insurance departments concerning a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the Company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of the Company by Prudential Financial. Certain state insurance departments have requested modifications to the remediation program that the Company anticipates will impact the overall cost of the program. The remediation and administrative costs of the remediation program would be subject to the indemnification provisions of the acquisition agreement relating to the Acquisition.

  With the approval of Skandia, an offer was made to the authorities investigating the Company and certain affiliated companies, the SEC and NYAG, to settle the matters relating to market timing in variable annuities by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, the Company believes these discussions are likely to lead to settlements with these authorities. Any regulatory settlement involving the Company or any affiliates of the Company that Prudential Financial acquired from Skandia through the Acquisition would be subject to the indemnification provisions of the acquisition agreement. If achieved, settlement of the matters could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to the Company's business.

  The Company's litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

  It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including the claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Those obligations only apply to such costs and expenses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion.

13. RELATED PARTY TRANSACTIONS

Affiliated Asset Management Fee Income

  In accordance with an agreement with ASISI, the Company receives fee income calculated on policyholder account balances invested in the American Skandia Trust. Income received from ASISI related to this agreement was $82.3 million, $72.0 million, $43.7 million, and $19.0 million for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

  Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company. ASLAC signed a written service agreement with ASIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

  Allocated lease expense was $8.6 million, $9.1 million, $4.6 million, and $2.0 million for the year ended December 31, 2005, year ended December 31, 2004, the eight months ended December 31, 2003, and four months ended April 30, 2003 respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $2.5 million, $2.3 million, $1.2 million, and $622 thousand for the year ended December 31, 2005, year ended December 31, 2004, the eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. Assuming that the written service agreement between ASLAC and ASIST continues indefinitely, ASLAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2005 are as follows (in thousands):

                                          Lease  Sub-Lease
                                         ------- ---------
                     2006............... $ 8,137  $ 2,501
                     2007...............   8,137    2,332
                     2008...............   8,137    1,880
                     2009...............   7,409    1,869
                     2010...............   3,769    1,496
                     2011 and thereafter  10,207    3,282
                                         -------  -------
                     Total.............. $45,796  $13,360
                                         =======  =======

  Beginning in 1999, the Company was reimbursed by its affiliate American Skandia Marketing, Incorporated ("ASM") for certain distribution related costs associated with the sales of variable annuities from revenues ASM receives under a 12b-1 plan of AST. Under this agreement, the expenses reimbursed were $4.3 million, $4.9 million, and $2.1 million for the year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. This agreement was terminated at the end of 2004.

  The Company and ASM have a written Service Agreement, approved by the Connecticut Insurance Department on September 13, 1996, whereby ASM pays, on behalf of the Company, information consulting fees payable in connection with the sale of the Company's insurance products. The Company reimburses ASM for ASM's payment of such fees on the Company's behalf. The Company paid ASM $32.8 million, $21.4 million, $9.6 million and $34.2 million during the twelve months ended December 31, 2004, eight months ended December 31, 2003, four months ended April 30, 2003, and year ended December 31, 2002, respectively, pursuant to the agreement. Beginning in 2005, information consulting fees are paid directly by the Company.

  The Company pays commissions and certain other fees to ASM in consideration for ASM's marketing and underwriting of the Company's products, which commissions and fees are paid by ASM to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to ASM during the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were $312.3 million, $222.0 million, $136.5 million, and $46.0 million, respectively.

Reinsurance Agreements

  During 2005, the Company entered into new reinsurance agreements with affiliates as part of its risk management and capital management strategies. The Company entered into a coinsurance agreement with Prudential Insurance providing for the 100% reinsurance of its Lifetime Five benefit feature (GMIWB) sold on new business prior to May 6, 2005. Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $850 thousand as of December 31, 2005. Effective July 1, 2005, the Company entered into a new coinsurance agreement with Pruco Re, Ltd. providing for the 100% reinsurance of its Lifetime Five benefit feature sold on new business after May 5, 2005 as well as for riders issued from March 15, 2005 forward on business in-force before March 15, 2005. Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $3.8 million as of December 31, 2005.

  During 2004, we entered into two new reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with The Prudential Insurance Company of America providing for the reinsurance of our guaranteed minimum withdrawal benefit feature (GMWB). Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $2.4 million and $0.9 million for 2005 and 2004, respectively. We also entered into a 100% coinsurance agreement with Pruco Re, Ltd. providing for the reinsurance of our guaranteed return option (GRO). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. Fees ceded on this agreement, included in "Policy charges and fee income" on the financial statements, were $16.2 million and $12.1 million for 2005 and 2004, respectively.

Debt Agreements

Short-term and Long-term borrowings

  The Company had a $10.0 million short-term loan payable to ASI at December 31, 2004 and 2003 as part of a revolving loan agreement. The loan had an interest rate of 2.66% and matured on January 30, 2005. The loan was subsequently rolled over with a new interest rate of 2.66% and matured on April 30, 2005. The loan was not rolled over after April 30, 2005. The total related interest expense to the Company was $22 thousand, $232 thousand, $116 thousand, and $60 thousand for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. Accrued interest payable was $46 thousand as of December 31, 2004.

  On January 3, 2002, the Company entered into a $150 million credit facility agreement with ASI. This credit facility terminated on December 31, 2005 and no amounts were outstanding under this credit facility. As of December 31, 2004, $126 million was outstanding under this credit facility. Interest expense related to these borrowings was $468 thousand, $2.6 million, $534 thousand, and $56 thousand for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003. Accrued interest payable was $250 thousand as of December 31, 2004.

  On March 12, 2004, the Company entered into a $45 million loan with Prudential Funding LLC. This loan had an interest rate of 2.78% and matured on March 10, 2005. The loan was subsequently rolled over with a new interest rate of 4.80% and new maturity date of on March 12, 2007. Interest paid related to these borrowings was $1.6 million for the year ended December 31, 2005 and $248 thousand for the year ended December 31, 2004. As of December 31, 2005, $45 million was outstanding under this credit facility. Accrued interest payable was $114 thousand as of December 31, 2005 and $73 thousand as of December 31, 2004.

  On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 4.68% and matures on March 10, 2006. The total related interest expense to the Company was $869 thousand for the year ended December 31, 2005. Accrued interest payable was $74 thousand as of December 31, 2005.

  On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 4.80% and matures on March 12, 2007. The total related interest expense to the Company was $897 thousand for the year ended December 31, 2005. Accrued interest payable was $76 thousand as of December 31, 2005.

  On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 4.86% and matures on March 11, 2008. The total related interest expense to the Company was $912 thousand for the year ended December 31, 2005. Accrued interest payable was $77 thousand as of December 31, 2005.

  On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $1.7 million and $678 thousand for the year ended December 31, 2005 and December 31, 2004, respectively. As of December 31, 2005 and 2004 $208.6 million and $94 million, respectively, was outstanding under this credit facility. Accrued interest payable was $223 thousand and $95 thousand as of December 31, 2005 and 2004, respectively.

Future fees payable to ASI

  In a series of transactions with ASI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

  The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

  Under the terms of the securitization purchase agreements, the rights sold provide for ASI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, ASI has no recourse against the Company.

  The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to ASI would be $126.7 million and $222.6 million as of December 31, 2005 and 2004, respectively.

  Payments, representing fees and charges in the aggregate amount, of $96.6 million, $122.2 million, $94.3 million, and $50.5 million were made by the Company to ASI during the year ended December 31,2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively. Related expense (income) of $9.2 million, $12.7 million, $11.1 million, and ($11.6) million has been included in the Statements of Operations and Comprehensive Income for the year ended December 31, 2005, year ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003, respectively.

  The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to ASI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

  The present values of the transactions that are still active as of 12/31/2005 as of the respective effective date were as follows (dollars in thousands):

                   Closing  Effective   Contract Issue   Discount Present
       Transaction  Date      Date          Period         Rate    Value
       ----------- -------- --------- ------------------ -------- -------
         1998-2... 11/10/98  10/1/98    5/1/97 - 8/31/98    7.0%   68,573
         1999-1...  6/23/99   6/1/99    4/1/94 - 4/30/99    7.5%  120,632
         1999-2... 12/14/99  10/1/99    11/1/98 -7/31/99    7.5%  145,078
         2000-1...  3/22/00   2/1/00    8/1/99 - 1/31/00    7.5%  169,459
         2000-2...  7/18/00   6/1/00    2/1/00 - 4/30/00   7.25%   92,399
         2000-3...  1/18/01  12/1/00   5/1/00 - 10/31/00   7.25%  107,138
         2000-4... 12/28/00  12/1/00   1/1/98 - 10/31/00   7.25%  107,291
         2002-1...  4/12/02   3/1/02  11/1/00 - 12/31/01    6.0%  101,713

  Future amortization of future fees payable to ASI as of December 31, 2005, according to a revised amortization schedule, are as follows (in thousands):

                                 Year   Amount
                                 ----  --------
                                 2006. $ 64,619
                                 2007.   36,361
                                 2008.   11,421
                                 2009.      750
                                       --------
                                 Total $113,151
                                       ========

Inter-affiliate Asset Purchase

  During the second quarter of 2004, the Company purchased bonds from an affiliate company, The Prudential Insurance Company of America. The Company purchased fixed maturity investments for $30.7 million, the acquisition-date fair value, but reflected the cost of the investments at the historic amortized cost to the affiliate. The difference between the historic amortized cost and the fair value, net of taxes, was reflected as additional paid-in capital of $(0.9) million. The fixed maturity investments are categorized in the Company's balance sheet as fixed maturities available-for sale, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

14. LEASES

  The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2005, year ended December 31 2004, the eight months ended December 31, 2003, and four months ended April 30, 2003 was $3.0 million, $2.9 million, $1.7 million, and $899 thousand, respectively. Sub-lease rental income was $405 thousand, $455 thousand, $297 thousand, and $129 thousand for the year ended December 31, 2005, year ended December 31 2004, eight months ended December 31, 2003, and four months ended April 30, 2003. Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2005 are as follows (in thousands):

                                          Lease  Sub-Lease
                                         ------- ---------
                     2006............... $ 3,019  $  493
                     2007...............   3,032     640
                     2008...............   3,166     446
                     2009...............   3,166     164
                     2010...............   3,166     164
                     2011 and thereafter   2,903     164
                                         -------  ------
                     Total.............. $18,452  $2,071
                                         =======  ======

15. EMPLOYEE BENEFITS

  The Company's employees are covered by funded non-contributory defined benefit pensions plans of Prudential Insurance. Prudential Insurance also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits for transitioned former employees of the Company are based on a notional account balance that takes into consideration age, service and salary during their careers. Prudential Insurance's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines, but no contributions have been required in recent years.

  The Company has no legal obligation for benefits under these plans.

  Substantially all of the Company's employees may become eligible to receive postretirement benefits under Prudential Insurance plans if they retire after age 55 with at least 10 years of service. These benefits are funded as considered necessary.

  The Company's share of net expense for the pension plans was $3.1 million and $7.2 million for the twelve months ended December 31, 2005 and twelve months ended December 31, 2004, respectively.

  Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $1.4 million and $1.2 million in 2005 and 2004, respectively.

  Prior to May 1, 2003, the Company had a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company provides a 50% match on employees' contributions up to 6% of an employee's salary (for an aggregate match of up to 3% of the employee's salary). Additionally, the Company may contribute additional amounts based on profitability of the Company and certain of its affiliates. Expenses (income) related to this program for the eight months ended December 31, 2003, and four months ended April 30, 2003 were ($70) thousand and $425 thousand respectively. Company contributions to this plan on behalf of the participants were $4 thousand and $896 thousand for the eight months ended December 31, 2003, and four months ended April 30, 2003.

  The Company and certain affiliates cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. This plan terminated in March 2004. Prior to May 1, 2003, the Company and certain affiliates also had a profit sharing program, which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the programs. The accrued liability representing the value of these units was $74 thousand as of December 31, 2004. (Income) expenses related to these programs for the twelve months ended December 31, 2004, eight months ended December 31, 2003, and four months ended April 30, 2003 were $3 thousand, ($468) thousand, and $249 thousand, respectively. Payments under these programs were $74 thousand, $1.1 million, $1.0 million, and $4.7 million, for the twelve months ended
December 31, 2005, twelve months ended December 31 2004, eight months ended December 31, 2003, and four months ended April 30, 2003.

16. CONTRACT WITHDRAWAL PROVISIONS

  Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract owners at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

17. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

  The unaudited quarterly results of operations for the years ended December 31, 2005, 2004 and 2003 are summarized in the table below:

                                                                       Three months ended (Successor)
                                                                 ------------------------------------------
                                                                 March 31 June 30  September 30 December 31
                                                                 -------- -------- ------------ -----------
                                                                               (in thousands)
2005............................................................
Total revenues.................................................. $165,864 $164,677   $168,608    $168,836
Total benefits and expenses.....................................  123,726  122,891    101,247     115,655
Income (loss) from operations before income taxes and cumulative
  effect of accounting change...................................   42,138   41,786     67,361      53,181
Net income (loss)...............................................   30,119   35,585     49,419      43,301

                                                                       Three months ended (Successor)
                                                                 ------------------------------------------
                                                                 March 31 June 30  September 30 December 31
                                                                 -------- -------- ------------ -----------
                                                                               (in thousands)
2004............................................................
Total revenues.................................................. $140,459 $142,537   $138,119    $154,467
Total benefits and expenses.....................................  101,440  106,263    101,229     122,650
Income (loss) from operations before income taxes and cumulative
  effect of accounting change...................................   39,019   36,274     36,890      31,817
Net income (loss)...............................................    9,807   25,803     29,508      24,785

                                   Predecessor                        Successor
                              ----------------------   ----------------------------------------
                              Three months One month     Two months   Three months Three months
                                 ended       ended         ended         ended        ended
                                March 31   April 30       June 30     September 30 December 31
                              ------------ ---------   -------------- ------------ ------------
                                                       (in thousands)
2003.........................
Total revenues...............   $104,470    $30,059       $89,807       $126,498     $133,294
Total benefits and expenses..    124,243     11,036        52,837         72,227       83,278
(Loss) income from operations
  before income taxes........    (19,773)    19,023        36,970         54,271       50,016
Net (loss) income............    (11,554)    19,348        25,184         37,183       28,489

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2005


                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------

                                                          AST              AST T. ROWE         AST AMERICAN         AST AMERICAN
                                                   ALLIANCEBERNSTEIN     PRICE LARGE-CAP      CENTURY INCOME      CENTURY STRATEGIC
                                                    GROWTH & INCOME     GROWTH PORTFOLIO    & GROWTH PORTFOLIO   BALANCED PORTFOLIO
                                                   -----------------    ----------------    ------------------   ------------------
ASSETS
 Investment in the portfolios, at value ........     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     --------------       ------------         ------------         ------------
 Net Assets ....................................     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     ==============       ============         ============         ============

NET ASSETS, representing:
 Accumulation units ............................     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     --------------       ------------         ------------         ------------
                                                     $2,733,461,445       $248,066,482         $382,330,974         $199,851,506
                                                     ==============       ============         ============         ============

 Units outstanding .............................        167,796,720         18,693,659           27,143,236           13,906,692
                                                     ==============       ============         ============         ============

 Portfolio shares held .........................        135,252,916         24,130,981           27,948,170           13,985,410
 Portfolio net asset value per share ...........     $        20.21       $      10.28         $      13.68         $      14.29
 Investment in portfolio shares, at cost .......     $2,329,357,337       $192,610,360         $314,617,550         $168,495,048


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------

                                                          AST              AST T. ROWE         AST AMERICAN         AST AMERICAN
                                                   ALLIANCEBERNSTEIN     PRICE LARGE-CAP      CENTURY INCOME      CENTURY STRATEGIC
                                                    GROWTH & INCOME     GROWTH PORTFOLIO    & GROWTH PORTFOLIO   BALANCED PORTFOLIO
                                                   -----------------    ----------------    ------------------   ------------------
INVESTMENT INCOME
 Dividend income ...............................     $   26,469,435       $          0         $  7,030,653         $  3,555,489
                                                     -------------        ------------         ------------         ------------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration ...............................         40,475,924          2,945,761            5,995,873            3,145,422
                                                     -------------        ------------         ------------         ------------

NET INVESTMENT INCOME (LOSS) ...................        (14,006,489)        (2,945,761)           1,034,780              410,067
                                                     -------------        ------------         ------------         ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received ..........                  0                  0                    0                    0
 Realized gain (loss) on shares redeemed .......         (3,299,273)        11,280,036           24,760,461            7,128,261
 Net change in unrealized gain (loss) on
  investments ..................................         99,118,533         18,566,883          (14,591,775)          (1,479,247)
                                                     -------------        ------------         ------------         ------------

NET GAIN (LOSS) ON INVESTMENTS .................         95,819,260         29,846,919           10,168,686            5,649,014
                                                     -------------        ------------         ------------         ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................     $   81,812,771       $ 26,901,158         $ 11,203,466         $  6,059,081
                                                     =============        ============         ============         ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                      SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AST GOLDMAN AST FEDERATED
                    AST COHEN &                        AST DEAM         AST DEAM         AST DEAM        SACHS HIGH    AGGRESSIVE
   AST MONEY        STEERS REAL      AST GLOBAL       LARGE-CAP         SMALL-CAP        SMALL-CAP          YIELD        GROWTH
MARKET PORTFOLIO ESTATE PORTFOLIO    ALLOCATION    VALUE PORTFOLIO  GROWTH PORTFOLIO  VALUE PORTFOLIO     PORTFOLIO    PORTFOLIO
---------------- ----------------   ------------   ---------------  ----------------  ---------------   ------------ -------------

 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 --------------    ------------     ------------     ------------     ------------     ------------     ------------  ------------
 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 ==============    ============     ============     ============     ============     ============     ============  ============


 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 --------------    ------------     ------------     ------------     ------------     ------------     ------------  ------------
 $1,610,700,235    $399,859,113     $198,585,199     $168,747,170     $249,998,214     $107,011,728     $576,164,976  $531,526,100
 ==============    ============     ============     ============     ============     ============     ============  ============

    139,358,491      18,373,743       10,921,390       12,951,926       25,315,162        7,609,139       39,066,844    36,135,866
 ==============    ============     ============     ============     ============     ============     ============  ============

  1,610,700,235      22,489,264       15,810,923       13,499,774       29,832,722        8,954,956       69,501,203    50,815,115
 $         1.00    $      17.78     $      12.56     $      12.50     $       8.38     $      11.95     $       8.29  $      10.46
 $1,610,700,235    $308,376,339     $175,483,282     $139,360,585     $194,967,520     $106,086,148     $583,341,630  $469,479,604




                                                     SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      AST GOLDMAN   AST FEDERATED
                    AST COHEN &                      AST DEAM        AST DEAM         AST DEAM         SACHS HIGH     AGGRESSIVE
   AST MONEY        STEERS REAL    AST GLOBAL       LARGE-CAP        SMALL-CAP        SMALL-CAP          YIELD          GROWTH
MARKET PORTFOLIO ESTATE PORTFOLIO  ALLOCATION    VALUE PORTFOLIO GROWTH PORTFOLIO  VALUE PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------- ---------------- ------------   --------------- ----------------  ---------------   -------------  -------------

 $   50,406,927    $  5,841,524   $  7,294,913     $  1,344,133    $           0    $    154,015     $  48,848,084   $          0
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------



     28,232,384       6,003,045      3,017,183        2,370,332        3,901,249       1,748,802         9,194,457      7,339,363
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------

     22,174,543        (161,521)     4,277,730       (1,026,199)      (3,901,249)     (1,594,787)       39,653,627     (7,339,363)
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------



              0      28,912,256              0                0                0       8,913,649                 0     29,383,220
              0      49,081,661     (5,698,716)       7,629,750       27,654,428       2,819,457       (32,215,860)    10,795,726
              0     (33,851,902)    12,065,574        4,627,535      (30,326,565)    (11,591,426)      (10,199,371)     5,252,587
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------

              0      44,142,015      6,366,858       12,257,285       (2,672,137)        141,680       (42,415,231)    45,431,533
 --------------    ------------   ------------     ------------    -------------    ------------     -------------   ------------


 $   22,174,543    $ 43,980,494   $ 10,644,588     $ 11,231,086    $  (6,573,386)   $ (1,453,107)    $  (2,761,604)  $ 38,092,170
 ==============    ============   ============     ============    =============    ============     =============   ============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                   AST GOLDMAN                          AST GOLDMAN
                                                                                      SACHS           AST GOLDMAN       SACHS SMALL
                                             AST MID-CAP      AST SMALL-CAP       CONCENTRATED       SACHS MID-CAP       CAP VALUE
                                           VALUE PORTFOLIO   VALUE PORTFOLIO    GROWTH PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO
                                           ---------------   ---------------    ----------------    ----------------   ------------
ASSETS
 Investment in the portfolios, at value     $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ------------      --------------      ------------        ------------     ------------
 Net Assets............................     $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ============      ==============      ============        ============     ============

NET ASSETS, representing:
 Accumulation units....................     $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ------------      --------------      ------------        ------------     ------------
                                            $156,574,875      $1,038,873,425      $728,589,135        $388,958,201     $248,951,061
                                            ============      ==============      ============        ============     ============

 Units outstanding.....................       12,416,153          60,672,388        33,370,561          52,067,714       11,096,171
                                            ============      ==============      ============        ============     ============

 Portfolio shares held.................       12,397,060          69,074,031        32,789,790          84,190,086       13,435,027
 Portfolio net asset value per share...     $      12.63      $        15.04      $      22.22        $       4.62     $      18.53
 Investment in portfolio shares, at
  cost.................................     $128,987,842      $  971,590,670      $632,493,313        $328,125,765     $208,644,892


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------
                                                                                   AST GOLDMAN                          AST GOLDMAN
                                                                                      SACHS           AST GOLDMAN       SACHS SMALL
                                             AST MID-CAP      AST SMALL-CAP       CONCENTRATED       SACHS MID-CAP       CAP VALUE
                                           VALUE PORTFOLIO   VALUE PORTFOLIO    GROWTH PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO
                                           ---------------   ---------------    ----------------    ----------------   ------------
INVESTMENT INCOME
 Dividend income.......................     $    729,573      $      755,379      $  4,315,779        $          0     $    921,822
                                            ------------      --------------      ------------        ------------     ------------

EXPENSES
 Charges to contract owners for
  assuming mortality risk and expense
  risk and for administration..........        2,618,327          15,707,657        11,293,837           5,643,591        3,818,557
                                            ------------      --------------      ------------        ------------     ------------

NET INVESTMENT INCOME (LOSS)...........       (1,888,754)        (14,952,278)       (6,978,058)         (5,643,591)      (2,896,735)
                                            ------------      --------------      ------------        ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Capital gains distributions received..                0         210,066,100                 0                   0       49,411,354
 Realized gain (loss) on shares
  redeemed.............................       14,910,459          25,154,647       (23,466,567)          9,231,335       12,222,162
 Net change in unrealized gain (loss)
  on investments.......................       (6,977,168)       (173,554,505)       36,074,028           8,773,510      (51,735,363)
                                            ------------      --------------      ------------        ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS.........        7,933,291          61,666,242        12,607,461          18,004,845        9,898,153
                                            ------------      --------------      ------------        ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............     $  6,044,537      $   46,713,964      $  5,629,403        $ 12,361,254     $  7,001,418
                                            ============      ==============      ============        ============     ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                       A3


                                               SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                   AST LORD                                        AST NEUBERGER    AST NEUBERGER
                  ABBETT BOND     AST MARSICO                      & BERMAN MID-    & BERMAN MID-                      AST PIMCO
 AST LARGE-CAP     DEBENTURE     CAPITAL GROWTH        AST MFS       CAP GROWTH       CAP VALUE      AST SMALL CAP      LIMITED
VALUE PORTFOLIO    PORTFOLIO       PORTFOLIO      GROWTH PORTFOLIO   PORTFOLIO        PORTFOLIO          GROWTH      MATURITY BOND
---------------  ------------    --------------   ---------------- -------------    --------------   -------------  --------------

 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ------------    ------------    --------------     ------------    ------------    --------------    ------------  --------------
 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ============    ============    ==============     ============    ============    ==============    ============  ==============


 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ------------    ------------    --------------     ------------    ------------    --------------    ------------  --------------
 $659,996,848    $662,777,288    $2,944,323,928     $549,512,862    $697,197,982    $1,446,831,064    $182,202,664  $1,673,435,025
 ============    ============    ==============     ============    ============    ==============    ============  ==============

   34,769,059      54,113,090       206,075,734       63,684,303      37,762,308        63,124,177      12,336,754     142,947,781
 ============    ============    ==============     ============    ============    ==============    ============  ==============

   37,563,850      58,497,554       154,314,671       63,971,229      43,170,154        70,749,685      12,759,290     150,759,912
 $      17.57    $      11.33    $        19.08     $       8.59    $      16.15    $        20.45    $      14.28  $        11.10
 $532,498,581    $660,912,603    $2,296,711,413     $453,027,893    $607,085,115    $1,150,649,623    $182,724,187  $1,676,798,950




                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                    AST LORD                                        AST NEUBERGER  AST NEUBERGER
                   ABBETT BOND     AST MARSICO                      & BERMAN MID-  & BERMAN MID-                      AST PIMCO
 AST LARGE-CAP      DEBENTURE     CAPITAL GROWTH     AST MFS         CAP GROWTH      CAP VALUE      AST SMALL CAP      LIMITED
VALUE PORTFOLIO     PORTFOLIO       PORTFOLIO    ROWTH PORTFOLIO      PORTFOLIO      PORTFOLIO          GROWTH      MATURITY BOND
---------------   ------------    -------------- ---------------    -------------   -------------   -------------   -------------

 $  5,636,487     $ 20,361,427    $           0   $     59,085      $          0   $    1,854,919   $           0   $  17,434,414
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------



    9,387,906        9,812,686       42,392,244      8,067,515         5,708,237       21,032,105       2,771,345      24,788,279
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------

   (3,751,419)      10,548,741      (42,392,244)    (8,008,430)       (5,708,237)     (19,177,186)     (2,771,345)     (7,353,865)
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------



            0        5,394,887                0              0                 0      183,956,720               0       7,424,733
    9,529,009        2,244,305       42,394,621       (115,544)       39,893,052       32,776,158       3,667,594      (3,436,120)
   25,054,138      (18,217,889)     148,297,655     32,685,828           544,952      (63,552,881)     (2,299,266)      3,861,120
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------

   34,583,147      (10,578,697)     190,692,276     32,570,284        40,438,004      153,179,997       1,368,328       7,849,733
 ------------     ------------    -------------   ------------      ------------   --------------   -------------   -------------


 $ 30,831,728     $    (29,956)   $ 148,300,032   $ 24,561,854      $ 34,729,767   $  134,002,811   $  (1,403,017)  $     495,868
 ============     ============    =============   ============      ============   ==============   =============   =============



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")



STATEMENT OF NET ASSETS
December 31, 2005


                                                                                 SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                                                                                        AST T. ROWE     AST T. ROWE
                                           AST PIMCO               AST                   AST           PRICE NATURAL    PRICE ASSET
                                          TOTAL RETURN      ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN      RESOURCES      ALLOCATION
                                         BOND PORTFOLIO   CORE VALUE PORTFOLIO    MANAGED INDEX 500      PORTFOLIO       PORTFOLIO
                                         --------------   --------------------    -----------------    -------------   ------------
ASSETS
 Investment in the portfolios, at
  value..............................    $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         --------------       ------------           ------------      ------------    ------------
 Net Assets..........................    $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         ==============       ============           ============      ============    ============

NET ASSETS, representing:
 Accumulation units..................    $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         --------------       ------------           ------------      ------------    ------------
                                         $1,607,278,591       $280,083,011           $491,178,671      $380,930,980    $421,751,611
                                         ==============       ============           ============      ============    ============

 Units outstanding...................       109,302,587         21,260,157             38,737,867        12,695,727      22,882,365
                                         ==============       ============           ============      ============    ============

 Portfolio shares held...............       140,373,676         22,496,627             40,161,788        13,826,896      24,635,024
 Portfolio net asset value per share.    $        11.45       $      12.45           $      12.23      $      27.55    $      17.12
 Investment in portfolio shares, at
  cost...............................    $1,654,321,703       $248,543,200           $446,147,568      $297,898,917    $372,509,844


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                 SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                                                                                        AST T. ROWE     AST T. ROWE
                                           AST PIMCO               AST                   AST           PRICE NATURAL    PRICE ASSET
                                          TOTAL RETURN      ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN      RESOURCES      ALLOCATION
                                         BOND PORTFOLIO   CORE VALUE PORTFOLIO    MANAGED INDEX 500      PORTFOLIO       PORTFOLIO
                                         --------------   --------------------    -----------------    -------------   ------------
INVESTMENT INCOME
 Dividend income.....................    $   61,732,528       $  3,352,554           $  6,615,106      $    692,310    $  7,907,022
                                         --------------       ------------           ------------      ------------    ------------

EXPENSES
 Charges to contract owners for
  assuming mortality risk and expense
  risk and for administration........        25,203,428          4,382,244              7,172,255         4,616,773       6,322,024
                                         --------------       ------------           ------------      ------------    ------------

NET INVESTMENT INCOME (LOSS).........        36,529,100         (1,029,690)              (557,149)       (3,924,463)      1,584,998
                                         --------------       ------------           ------------      ------------    ------------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
 Capital gains distributions received        54,499,639          6,812,721                      0        20,622,862       3,367,775
 Realized gain (loss) on shares
  redeemed...........................         9,793,150         14,696,793             42,272,459        34,829,184      (4,789,737)
 Net change in unrealized gain (loss)
  on investments.....................       (86,919,792)       (10,378,742)           (36,272,200)       23,337,248      13,044,523
                                         --------------       ------------           ------------      ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS.......       (22,627,003)        11,130,772              6,000,259        78,789,294      11,622,561
                                         --------------       ------------           ------------      ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........    $   13,902,097       $ 10,101,082           $  5,443,110      $ 74,864,831    $ 13,207,559
                                         ==============       ============           ============      ============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                  AST WILLIAM BLAIR                      AST CAPITAL AST BALANCED
   AST LSV                      AST JP MORGAN       AST T. ROWE     INTERNATIONAL     AST AGGRESSIVE    GROWTH ASSET     ASSET
INTERNATIONAL  AST MFS GLOBAL   INTERNATIONAL      PRICE GLOBAL         GROWTH       ASSET ALLOCATION    ALLOCATION   ALLOCATION
    VALUE     EQUITY PORTFOLIO EQUITY PORTFOLIO   BOND PORTFOLIO      PORTFOLIO         PORTFOLIO         PORTFOLIO    PORTFOLIO
------------- ---------------- ----------------   --------------  -----------------  ----------------   ------------ ------------


$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
------------    ------------     ------------      ------------     --------------     -----------      ------------  ------------
$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
============    ============     ============      ============     ==============     ===========      ============  ============


$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
------------    ------------     ------------      ------------     --------------     -----------      ------------  ------------
$187,615,479    $148,906,623     $460,658,894      $514,830,366     $1,709,820,900     $34,084,031      $218,657,415  $190,659,108
============    ============     ============      ============     ==============     ===========      ============  ============

  12,494,641      11,542,613       22,661,386        41,855,611         98,133,364       3,409,311        21,855,191    19,037,082
============    ============     ============      ============     ==============     ===========      ============  ============

  12,574,764      11,472,005       22,918,353        46,049,228        123,452,773       3,404,998        21,822,097    18,989,951
$      14.92    $      12.98     $      20.10      $      11.18     $        13.85     $     10.01      $      10.02  $      10.04
$144,533,243    $124,429,066     $358,346,194      $532,096,836     $1,319,849,272     $34,179,733      $219,048,944  $190,928,986




                                                   SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AST WILLIAM BLAIR                     AST CAPITAL  AST BALANCED
   AST LSV                      AST JP MORGAN       AST T. ROWE       INTERNATIONAL    AST AGGRESSIVE    GROWTH ASSET      ASSET
INTERNATIONAL  AST MFS GLOBAL   INTERNATIONAL      PRICE GLOBAL           GROWTH      ASSET ALLOCATION    ALLOCATION    ALLOCATION
    VALUE     EQUITY PORTFOLIO EQUITY PORTFOLIO   BOND PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO     PORTFOLIO
------------- ---------------- ----------------   --------------    ----------------- ----------------   ------------  ------------

$  2,721,340    $    456,508     $  4,369,011      $  13,842,532      $  13,980,754      $        0       $         0  $          0
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------



   2,692,852       2,556,323        6,202,395          7,285,806         23,696,918          19,164           136,368       116,987
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------

      28,488      (2,099,815)      (1,833,384)         6,556,726         (9,716,164)        (19,164)         (136,368)     (116,987)
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------



           0               0                0            513,747                  0               0                 0             0
  20,867,926      20,824,668       26,136,250            316,640         68,489,295          15,424                 0             0
    (812,135)     (9,541,217)      14,921,322        (34,166,441)       163,574,304         (95,702)         (391,529)     (269,878)
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------

  20,055,791      11,283,451       41,057,572        (33,336,054)       232,063,599         (80,278)         (391,529)     (269,878)
------------    ------------     ------------      -------------      -------------      ----------       -----------  ------------


$ 20,084,279    $  9,183,636     $ 39,224,188      $ (26,779,328)     $ 222,347,435      $  (99,442)      $  (527,897) $   (386,865)
============    ============     ============      =============      =============      ==========       ===========  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005

                                                                                         SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                             AST             AST
                                                         CONSERVATIVE   PRESERVATION
                                                            ASSET           ASSET
                                                          ALLOCATION     ALLOCATION     DAVIS VALUE    EVERGREEN VA    EVERGREEN VA
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO     BALANCED FUND    GROWTH FUND
                                                         ------------   ------------    -----------    -------------   ------------
ASSETS
 Investment in the portfolios, at value..............    $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         -----------     -----------    -----------     ----------      -----------
 Net Assets..........................................    $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         ===========     ===========    ===========     ==========      ===========

NET ASSETS, representing:
 Accumulation units..................................    $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         -----------     -----------    -----------     ----------      -----------
                                                         $41,665,157     $11,156,294    $10,161,660     $6,790,505      $46,001,693
                                                         ===========     ===========    ===========     ==========      ===========

 Units outstanding...................................      4,156,115       1,111,640        911,967        704,369        4,018,842
                                                         ===========     ===========    ===========     ==========      ===========

 Portfolio shares held...............................      4,149,916       1,108,976        795,744        480,574        3,129,367
 Portfolio net asset value per share.................    $     10.04     $     10.06    $     12.77     $    14.13      $     14.70
 Investment in portfolio shares, at cost.............    $41,689,825     $11,147,035    $ 8,209,634     $6,530,853      $39,646,684


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                         SUBACCOUNTS
                                                         --------------------------------------------------------------------------
                                                             AST             AST
                                                         CONSERVATIVE   PRESERVATION
                                                            ASSET           ASSET
                                                          ALLOCATION     ALLOCATION     DAVIS VALUE    EVERGREEN VA    EVERGREEN VA
                                                          PORTFOLIO       PORTFOLIO      PORTFOLIO     BALANCED FUND    GROWTH FUND
                                                         ------------   ------------    -----------    -------------   ------------
INVESTMENT INCOME
 Dividend income.....................................    $         0     $        0     $    97,135     $  165,942      $         0
                                                         -----------     ----------     -----------     ----------      -----------

EXPENSES
 Charges to contract owners for assuming mortality
  risk and expense risk and for administration.......         24,701          7,280         125,266        100,074          482,464
                                                         -----------     ----------     -----------     ----------      -----------

NET INVESTMENT INCOME (LOSS).........................        (24,701)        (7,280)        (28,131)        65,868         (482,464)
                                                         -----------     ----------     -----------     ----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received................              0              0               0              0                0
 Realized gain (loss) on shares redeemed.............              0              0         101,598       (150,247)         700,685
 Net change in unrealized gain (loss) on investments.        (24,668)         9,259         640,548        340,955        6,355,009
                                                         -----------     ----------     -----------     ----------      -----------

NET GAIN (LOSS) ON INVESTMENTS.......................        (24,668)         9,259         742,146        190,708        7,055,694
                                                         -----------     ----------     -----------     ----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.........................................    $   (49,369)    $    1,979     $   714,015     $  256,576      $ 6,573,230
                                                         ===========     ==========     ===========     ==========      ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7


                                     SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------


 EVERGREEN VA     EVERGREEN VA                     EVERGREEN VA     EVERGREEN VA
INTERNATIONAL     FUNDAMENTAL     EVERGREEN VA    SPECIAL VALUES     STRATEGIC     COLUMBIA HIGH
 EQUITY FUND     LARGE CAP FUND    OMEGA FUND          FUND         INCOME FUND       YIELD VS
-------------    --------------   ------------    --------------    ------------   -------------

 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ------------     -----------     ------------      -----------     -----------      ---------
 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ============     ===========     ============      ===========     ===========      =========


 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ------------     -----------     ------------      -----------     -----------      ---------
 $ 64,078,351     $ 9,286,192     $ 28,491,311      $ 7,894,323     $ 6,740,103      $ 627,529
 ============     ===========     ============      ===========     ===========      =========

    4,304,433         765,339        3,270,392          393,403         479,922         44,187
 ============     ===========     ============      ===========     ===========      =========

    4,477,872         519,072        1,696,921          489,419         668,661         64,099
 $      14.31     $     17.89     $      16.79      $     16.13     $     10.08      $    9.79
 $ 56,101,178     $ 8,000,380     $ 25,991,370      $ 6,985,966     $ 6,843,575      $ 605,403



                                     SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------


 EVERGREEN VA     EVERGREEN VA                     EVERGREEN VA     EVERGREEN VA
INTERNATIONAL     FUNDAMENTAL     EVERGREEN VA    SPECIAL VALUES     STRATEGIC     COLUMBIA HIGH
 EQUITY FUND     LARGE CAP FUND    OMEGA FUND          FUND         INCOME FUND       YIELD VS
-------------    --------------   ------------    --------------    ------------   -------------

 $  1,335,448      $   84,631      $    69,322      $   73,022      $   335,995      $       0
 ------------      ----------      -----------      ----------      -----------      ---------



      665,127         116,748          501,888          95,216           95,340          8,373
 ------------      ----------      -----------      ----------      -----------      ---------

      670,321         (32,117)        (432,566)        (22,194)         240,655         (8,373)
 ------------      ----------      -----------      ----------      -----------      ---------



            0               0                0         723,932           58,718              0
    2,255,414         172,150          658,341         245,005          151,166         24,533
    3,845,294         617,076          (40,316)       (343,042)        (594,195)        (7,497)
 ------------      ----------      -----------      ----------      -----------      ---------

    6,100,708         789,226          618,025         625,895         (384,311)        17,036
 ------------      ----------      -----------      ----------      -----------      ---------


 $  6,771,029      $  757,109      $   185,459      $  603,701      $  (143,656)     $   8,663
 ============      ==========      ===========      ==========      ===========      =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                             SUBACCOUNTS
                                                                   ----------------------------------------------------------------

                                                                                                                      LIBERTY SMALL
                                                                  LIBERTY ASSET    LIBERTY FEDERAL    LIBERTY MONEY      COMPANY
                                                                  ALLOCATION VS     SECURITIES VS       MARKET VS       GROWTH VS
                                                                  -------------    ---------------    -------------   -------------
ASSETS
 Investment in the portfolios, at value .......................    $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ------------      ------------     ------------     -----------
 Net Assets ...................................................    $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ============      ============     ============     ===========

NET ASSETS, representing:
 Accumulation units ...........................................    $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ------------      ------------     ------------     -----------
                                                                   $ 14,772,241      $  3,274,703     $  3,258,766     $ 1,386,322
                                                                   ============      ============     ============     ===========

 Units outstanding ............................................       1,094,741           324,887          320,640          82,198
                                                                   ============      ============     ============     ===========

 Portfolio shares held ........................................         959,237           305,762        3,258,766         121,928
 Portfolio net asset value per share ..........................    $      15.40      $      10.71     $       1.00     $     11.37
 Investment in portfolio shares, at cost ......................    $ 11,089,959      $  3,348,895     $  3,258,766     $   922,653


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                             SUBACCOUNTS
                                                                   ----------------------------------------------------------------

                                                                                                                      LIBERTY SMALL
                                                                  LIBERTY ASSET    LIBERTY FEDERAL    LIBERTY MONEY      COMPANY
                                                                  ALLOCATION VS     SECURITIES VS       MARKET VS       GROWTH VS
                                                                  -------------    ---------------    -------------   -------------
INVESTMENT INCOME
 Dividend income ..............................................    $    464,834      $   221,706      $    103,527     $        101
                                                                   ------------      -----------      ------------     ------------

EXPENSES
 Charges to contract owners for assuming mortality risk and
  expense risk and for administration .........................         169,641           38,088            35,129           15,830
                                                                   ------------      -----------      ------------     ------------

NET INVESTMENT INCOME (LOSS) ..................................         295,193          183,618            68,398          (15,729)
                                                                   ------------      -----------      ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Capital gains distributions received .........................               0           12,903                 0                0
 Realized gain (loss) on shares redeemed ......................       1,562,748          (21,559)                0          229,917
 Net change in unrealized gain (loss) on investments ..........      (1,063,395)        (114,731)                0         (214,507)
                                                                   ------------      -----------      ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS ................................         499,353         (123,387)                0           15,410
                                                                   ------------      -----------      ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ..................................................    $    794,546      $    60,231      $     68,398     $       (319)
                                                                   ============      ===========      ============     ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL SP
COLUMBIA LARGE    WILLIAM BLAIR      GARTMORE GVIT                        FIRST TRUST 10                       FIRST TRUST
  CAP GROWTH      INTERNATIONAL        DEVELOPING      FIRST TRUST THE       UNCOMMON        FIRST TRUST        FINANCAL
   STOCK VS           GROWTH            MARKETS         DOW TARGET 10         VALUES        ENERGY SECTOR       SERVICES
--------------   ---------------    ----------------   ---------------    --------------    --------------   --------------

$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------
$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
==============   ===============    ================    ==============    ==============    ==============   ==============


$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------
$   14,237,528   $    32,671,503    $    293,345,146    $   11,614,442    $    7,001,549    $    4,661,042   $    3,598,531
==============   ===============    ================    ==============    ==============    ==============   ==============

     1,359,332         2,708,809          17,520,729         1,226,145         1,468,037           177,562          230,880
==============   ===============    ================    ==============    ==============    ==============   ==============

       575,254         4,327,351          22,495,793         1,381,028         1,338,728           166,704          216,779
$        24.75   $          7.55    $          13.04    $         8.41    $         5.23    $        27.96   $        16.60
$   13,649,189   $    29,232,895    $    260,976,550    $   11,675,857    $    6,258,477    $    2,550,660   $    2,615,941



                                                 SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                  PRUDENTIAL SP
COLUMBIA LARGE    WILLIAM BLAIR      GARTMORE GVIT                        FIRST TRUST 10                       FIRST TRUST
  CAP GROWTH      INTERNATIONAL        DEVELOPING      FIRST TRUST THE       UNCOMMON        FIRST TRUST        FINANCAL
   STOCK VS           GROWTH            MARKETS         DOW TARGET 10         VALUES        ENERGY SECTOR       SERVICES
--------------   ---------------    ----------------   ---------------    --------------    --------------   --------------

$      104,377   $       128,870    $      1,137,348    $            0    $            0    $            0   $            0
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------



       130,642           361,384           3,211,789           210,152           108,033            44,228           40,249
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------

       (26,265)         (232,514)         (2,074,441)         (210,152)         (108,033)          (44,228)         (40,249)
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------



             0           953,032          27,739,532                 0                 0                 0                0
       (45,233)          421,205          12,988,775           772,473           845,818           760,947          314,693
       588,339         2,579,043          14,343,616        (1,079,574)         (828,804)          877,502          (68,448)
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------

       543,106         3,953,280          55,071,923          (307,101)           17,014         1,638,449          246,245
--------------   ---------------    ----------------    --------------    --------------    --------------   --------------


$      516,841   $     3,720,766    $     52,997,482    $     (517,253)   $      (91,019)   $    1,594,221   $      205,996
==============   ===============    ================    ==============    ==============    ==============   ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                 FIRST TRUST                  FIRST TRUST GLOBAL     FIRST TRUST
                                                 PHARMHEALTH   FIRST TRUST      DIVIDEND TARGET     NASDAQ TARGET   FIRST TRUST S&P
                                                   SECTOR       TECHNOLOGY            15                 15            TARGET 24
                                                 -----------   -----------    ------------------    -------------   ---------------
ASSETS
 Investment in the portfolios, at value......    $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ----------     ----------        -----------        ----------       -----------
 Net Assets..................................    $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ==========     ==========        ===========        ==========       ===========

NET ASSETS, representing:
 Accumulation units..........................    $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ----------     ----------        -----------        ----------       -----------
                                                 $3,061,912     $1,532,286        $36,799,758        $6,552,091       $18,042,093
                                                 ==========     ==========        ===========        ==========       ===========

 Units outstanding...........................       282,129        308,467          2,795,376           673,491         1,715,684
                                                 ==========     ==========        ===========        ==========       ===========

 Portfolio shares held.......................       267,650        289,657          2,409,938           701,508         2,000,232
 Portfolio net asset value per share.........    $    11.44     $     5.29        $     15.27        $     9.34       $      9.02
 Investment in portfolio shares, at cost.....    $2,564,207     $1,230,374        $33,817,124        $6,083,025       $16,857,960


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                 FIRST TRUST                  FIRST TRUST GLOBAL     FIRST TRUST
                                                 PHARMHEALTH   FIRST TRUST      DIVIDEND TARGET     NASDAQ TARGET   FIRST TRUST S&P
                                                   SECTOR       TECHNOLOGY            15                 15            TARGET 24
                                                 -----------   -----------    ------------------    -------------   ---------------
INVESTMENT INCOME
 Dividend income.............................    $        0     $        0        $         0        $        0       $          0
                                                 ----------     ----------        -----------        ----------       ------------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration.............................        32,837         15,594            436,749            75,722            245,369
                                                 ----------     ----------        -----------        ----------       ------------

NET INVESTMENT INCOME (LOSS).................       (32,837)       (15,594)          (436,749)          (75,722)          (245,369)
                                                 ----------     ----------        -----------        ----------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received........             0              0                  0                 0                  0
 Realized gain (loss) on shares redeemed.....       (52,507)       (45,034)         2,818,626            28,498            905,218
 Net change in unrealized gain (loss) on
  investments................................       382,205        118,080            351,376            56,457           (154,144)
                                                 ----------     ----------        -----------        ----------       ------------

NET GAIN (LOSS) ON INVESTMENTS...............       329,698         73,046          3,170,002            84,955            751,074
                                                 ----------     ----------        -----------        ----------       ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $  296,861     $   57,452        $ 2,733,253        $    9,233       $    505,705
                                                 ==========     ==========        ===========        ==========       ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A11


                                                       SUBACCOUNTS (CONTINUED)
 --------------------------------------------------------------------------------------------------------------------------------
                  FIRST TRUST
  FIRST TRUST     VALUE LINE     FIRST TRUST DOW    PROFUND VP      PROFUND VP      PROFUND VP      PROFUND VP       PROFUND VP
  MANAGED VIP      TARGET 25     TARGET DIVIDEND      ASIA 30          BANKS           BEAR       BIOTECHNOLOGY   BASIC MATERIALS
 -------------   ------------    ---------------   ------------    ------------    ------------   -------------   ---------------

 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 -------------   ------------     ------------     ------------    ------------    ------------    ------------     ------------
 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 =============   ============     ============     ============    ============    ============    ============     ============


 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 -------------   ------------     ------------     ------------    ------------    ------------    ------------     ------------
 $ 182,872,537   $ 54,044,572     $ 58,423,624     $ 68,490,166    $ 11,871,816    $ 48,453,659    $ 25,003,020     $ 34,113,888
 =============   ============     ============     ============    ============    ============    ============     ============

    15,095,695      4,713,454        5,988,499        4,504,345         974,635       6,309,273       2,502,807        2,618,695
 =============   ============     ============     ============    ============    ============    ============     ============

    17,399,861     11,120,282        5,919,313        1,540,143         392,327       1,716,997       1,150,622          987,377
 $       10.51   $       4.86     $       9.87     $      44.47    $      30.26    $      28.22    $      21.73     $      34.55
 $ 163,428,884   $ 48,622,943     $ 61,931,239     $ 67,097,108    $ 11,892,305    $ 48,790,199    $ 25,309,861     $ 33,691,124





                                                     SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                 FIRST TRUST
 FIRST TRUST     VALUE LINE     FIRST TRUST DOW    PROFUND VP      PROFUND VP      PROFUND VP       PROFUND VP       PROFUND VP
 MANAGED VIP      TARGET 25     TARGET DIVIDEND      ASIA 30          BANKS           BEAR        BIOTECHNOLOGY   BASIC MATERIALS
-------------   ------------    ---------------   ------------    ------------    -------------   -------------   ---------------

$           0   $          0     $          0     $    134,889    $    218,031    $           0    $         0      $     13,386
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------



    2,486,733        538,543          395,819          700,039         133,412        1,036,520        296,370           361,265
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------

   (2,486,733)      (538,543)        (395,819)        (565,150)         84,619       (1,036,520)      (296,370)         (347,879)
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------



            0              0                0                0         907,240                0      1,389,747         1,072,799
    7,315,043      4,548,316          (34,454)       5,109,313      (1,309,841)      (2,160,666)     1,914,374        (2,839,888)
    3,732,105      2,131,436       (3,507,615)       1,190,840        (159,120)         371,651       (679,884)          233,610
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------

   11,047,148      6,679,752       (3,542,069)       6,300,153        (561,721)      (1,789,015)     2,624,237        (1,533,479)
-------------   ------------     ------------     ------------    ------------    -------------    -----------      ------------


$   8,560,415   $  6,141,209     $ (3,937,888)    $  5,735,003    $   (477,102)   $  (2,825,535)   $ 2,327,867      $ (1,881,358)
=============   ============     ============     ============    ============    =============    ===========      ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                        SUBACCOUNTS
                                                        ---------------------------------------------------------------------------

                                                                                      PROFUND VP      PROFUND VP
                                                        PROFUND VP     PROFUND VP      CONSUMER     CONSUMER GOODS   PROFUND VP OIL
                                                         ULTRABULL        BULL         SERVICES       PORTFOLIO           & GAS
                                                        -----------   ------------    ----------    --------------   --------------
ASSETS
 Investment in the portfolios, at value.............    $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        -----------   ------------    ----------      ----------      ------------
 Net Assets.........................................    $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        ===========   ============    ==========      ==========      ============

NET ASSETS, representing:
 Accumulation units.................................    $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        -----------   ------------    ----------      ----------      ------------
                                                        $41,431,102   $222,567,923    $3,521,035      $6,912,638      $148,185,643
                                                        ===========   ============    ==========      ==========      ============

 Units outstanding..................................      4,472,352     20,271,654       348,500         630,384         8,943,170
                                                        ===========   ============    ==========      ==========      ============

 Portfolio shares held..............................      2,006,349      7,872,937       123,156         232,358         3,151,545
 Portfolio net asset value per share................    $     20.65   $      28.27    $    28.59      $    29.75      $      47.02
 Investment in portfolio shares, at cost............    $41,871,964   $222,080,068    $3,559,806      $6,952,436      $150,813,582


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                        SUBACCOUNTS
                                                        ---------------------------------------------------------------------------

                                                                                      PROFUND VP      PROFUND VP
                                                        PROFUND VP     PROFUND VP      CONSUMER     CONSUMER GOODS   PROFUND VP OIL
                                                         ULTRABULL        BULL         SERVICES       PORTFOLIO           & GAS
                                                        -----------   ------------    ----------    --------------   --------------
INVESTMENT INCOME
 Dividend income....................................    $    76,793   $    431,243    $        0      $  35,189       $          0
                                                        -----------   ------------    ----------      ---------       ------------

EXPENSES
 Charges to contract owners for assuming mortality
  risk and expense risk and for administration......        896,703      2,545,014        87,227        162,748          2,365,793
                                                        -----------   ------------    ----------      ---------       ------------

NET INVESTMENT INCOME (LOSS)........................       (819,910)    (2,113,771)      (87,227)      (127,559)        (2,365,793)
                                                        -----------   ------------    ----------      ---------       ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received...............      8,630,060              0             0              0          4,519,817
 Realized gain (loss) on shares redeemed............     (4,271,569)    11,768,920      (396,622)       230,820         34,308,658
 Net change in unrealized gain (loss) on investments     (2,249,305)   (10,142,481)     (135,384)      (170,103)        (5,763,703)
                                                        -----------   ------------    ----------      ---------       ------------

NET GAIN (LOSS) ON INVESTMENTS......................      2,109,186      1,626,439      (532,006)        60,717         33,064,772
                                                        -----------   ------------    ----------      ---------       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................    $ 1,289,276   $   (487,332)   $ (619,233)     $ (66,842)      $ 30,698,979
                                                        ===========   ============    ==========      =========       ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13


                                              SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------------------------
                              PROFUND VP
                                 U.S.
 PROFUND VP    PROFUND VP     GOVERNMENT    PROFUND VP     PROFUND VP     PROFUND VP    PROFUND VP     PROFUND VP
 EUROPE 30     FINANCIALS        PLUS       HEALTH CARE    HIGH YIELD    INDUSTRIALS     INTERNET         JAPAN
-----------    -----------   -----------    -----------   -----------    -----------    -----------   ------------

$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
-----------    -----------   -----------    -----------   -----------    -----------    -----------   ------------
$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
===========    ===========   ===========    ===========   ===========    ===========    ===========   ============


$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
-----------    -----------   -----------    -----------   -----------    -----------    -----------   ------------
$81,338,729    $31,418,943   $89,133,024    $53,878,623   $35,001,312    $10,101,816    $25,339,239   $129,124,321
===========    ===========   ===========    ===========   ===========    ===========    ===========   ============

  7,480,817      2,568,147     7,185,063      5,510,838     3,307,694        828,032      1,329,255      9,015,574
===========    ===========   ===========    ===========   ===========    ===========    ===========   ============

  2,909,110        901,807     2,721,619      1,923,550     1,131,264        301,187        434,263      3,298,195
$     27.96    $     34.84   $     32.75    $     28.01   $     30.94    $     33.54    $     58.35   $      39.15
$79,849,213    $30,871,466   $87,273,564    $53,695,059   $35,223,379    $10,092,091    $25,522,573   $112,587,490





                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                              PROFUND VP
                                 U.S.
 PROFUND VP    PROFUND VP     GOVERNMENT    PROFUND VP    PROFUND VP     PROFUND VP    PROFUND VP     PROFUND VP
 EUROPE 30     FINANCIALS        PLUS       HEALTH CARE   HIGH YIELD    INDUSTRIALS     INTERNET         JAPAN
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------

$   103,542    $   148,383   $ 1,381,680    $         0   $  779,090    $         0    $         0   $          0
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------



  1,148,251        334,185       904,375        723,406      201,708        137,301        230,651        621,760
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------

 (1,044,709)      (185,802)      477,305       (723,406)     577,382       (137,301)      (230,651)      (621,760)
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------



  7,516,995              0             0              0            0         98,469              0              0
    964,845        573,565      (504,542)     3,438,617     (124,018)      (151,523)       834,371      5,928,597
 (5,522,457)        93,689     1,677,960     (1,153,673)    (222,067)       (36,161)    (1,290,327)    15,848,292
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------

  2,959,383        667,254     1,173,418      2,284,944     (346,085)       (89,215)      (455,956)    21,776,889
-----------    -----------   -----------    -----------   ----------    -----------    -----------   ------------


$ 1,914,674    $   481,452   $ 1,650,723    $ 1,561,538   $  231,297    $  (226,516)   $  (686,607)  $ 21,155,129
===========    ===========   ===========    ===========   ==========    ===========    ===========   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------

                                                PROFUND VP      PROFUND VP MID-    PROFUND VP MID-      PROFUND VP       PROFUND VP
                                              PRECIOUS METALS      CAP GROWTH         CAP VALUE       PHARMACEUTICALS   REAL ESTATE
                                              ---------------   ---------------    ---------------    ---------------   -----------
ASSETS
 Investment in the portfolios, at value...     $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ------------       ------------       -----------        -----------     -----------
 Net Assets...............................     $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ============       ============       ===========        ===========     ===========

NET ASSETS, representing:
 Accumulation units.......................     $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ------------       ------------       -----------        -----------     -----------
                                               $113,120,111       $155,725,921       $99,111,085        $10,782,787     $34,432,299
                                               ============       ============       ===========        ===========     ===========

 Units outstanding........................        7,463,733         12,851,561         7,506,708          1,377,678       1,948,512
                                               ============       ============       ===========        ===========     ===========

 Portfolio shares held....................        2,748,970          4,469,745         2,853,760            477,960         657,607
 Portfolio net asset value per share......     $      41.15       $      34.84       $     34.73        $     22.56     $     52.36
 Investment in portfolio shares, at cost..     $101,270,260       $154,829,093       $98,516,908        $10,608,380     $35,406,263


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------

                                                PROFUND VP      PROFUND VP MID-    PROFUND VP MID-      PROFUND VP       PROFUND VP
                                              PRECIOUS METALS      CAP GROWTH         CAP VALUE       PHARMACEUTICALS   REAL ESTATE
                                              ---------------   ---------------    ---------------    ---------------   -----------

INVESTMENT INCOME
 Dividend income..........................     $          0       $          0       $         0       $     35,026     $ 1,109,730
                                               ------------       ------------       -----------       ------------     -----------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration..........................          999,501          1,244,134         1,835,913            192,359         855,551
                                               ------------       ------------       -----------       ------------     -----------

NET INVESTMENT INCOME (LOSS)..............         (999,501)        (1,244,134)       (1,835,913)          (157,333)        254,179
                                               ------------       ------------       -----------       ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received.....                0          2,197,929         7,747,653                  0               0
 Realized gain (loss) on shares redeemed..         (446,755)         3,361,916         5,552,023         (1,122,276)      4,146,178
 Net change in unrealized gain (loss) on
  investments.............................       17,308,039         (1,136,424)       (4,565,195)           118,313      (3,088,873)
                                               ------------       ------------       -----------       ------------     -----------

NET GAIN (LOSS) ON INVESTMENTS............       16,861,284          4,423,421         8,734,481         (1,003,963)      1,057,305
                                               ------------       ------------       -----------       ------------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............     $ 15,861,783       $  3,179,287       $ 6,898,568       $ (1,161,296)    $ 1,311,484
                                               ============       ============       ===========       ============     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15


                                                  SUBACCOUNTS (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  PROFUND VP                                     PROFUND VP                                     PROFUND VP     PROFUND VP
 RISING RATES    PROFUND VP      PROFUND VP      SMALL-CAP       PROFUND VP      PROFUND VP    SHORT SMALL-    SMALL-CAP
  OPPORTUNITY        OTC       SEMICONDUCTOR       GROWTH      SHORT MID-CAP     SHORT OTC         CAP           VALUE
 ------------    -----------   -------------    ------------   -------------    -----------    ------------   -----------

  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  -----------    -----------    -----------     ------------     ----------     -----------    ------------   -----------
  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  ===========    ===========    ===========     ============     ==========     ===========    ============   ===========


  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  -----------    -----------    -----------     ------------     ----------     -----------    ------------   -----------
  $72,022,784    $89,367,072    $13,684,790     $184,752,711     $4,080,253     $31,249,234    $  6,654,237   $61,211,911
  ===========    ===========    ===========     ============     ==========     ===========    ============   ===========

   11,308,697     11,466,225      1,777,840       13,796,968        471,870       5,301,419         726,430     4,739,545
  ===========    ===========    ===========     ============     ==========     ===========    ============   ===========

    3,764,913      5,953,836        616,988        4,761,668        154,614       1,683,687         400,375     1,861,676
  $     19.13    $     15.01    $     22.18     $      38.80     $    26.39     $     18.56    $      16.62   $     32.88
  $73,763,058    $89,670,292    $14,310,536     $182,953,441     $4,078,417     $30,384,618    $  6,621,355   $60,718,388





                                                   SUBACCOUNTS (CONTINUED)
  -----------------------------------------------------------------------------------------------------------------------
  PROFUND VP                                     PROFUND VP                                    PROFUND VP     PROFUND VP
 RISING RATES     PROFUND VP      PROFUND VP      SMALL-CAP      PROFUND VP     PROFUND VP    SHORT SMALL-     SMALL-CAP
  OPPORTUNITY        OTC        SEMICONDUCTOR      GROWTH      SHORT MID-CAP     SHORT OTC         CAP           VALUE
 ------------    ------------   -------------    -----------   -------------    -----------   ------------    -----------


 $          0    $          0     $        0     $         0     $      118     $         0    $         0    $         0
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------



    1,592,429       1,379,561        157,142       2,152,508         46,775         627,824        310,376      1,250,744
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------

   (1,592,429)     (1,379,561)      (157,142)     (2,152,508)       (46,657)       (627,824)      (310,376)    (1,250,744)
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------



            0       7,811,980        785,426               0              0               0              0      4,378,979
  (10,980,246)     (4,629,562)       594,925       9,698,181       (567,605)     (2,642,526)      (330,716)    (2,347,922)
      858,683      (4,481,330)      (568,193)     (5,961,295)         1,990         983,628         51,724     (2,947,373)
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------

  (10,121,563)     (1,298,912)       812,158       3,736,886       (565,615)     (1,658,898)      (278,992)      (916,316)
 ------------    ------------     ----------     -----------     ----------     -----------    -----------    -----------


 $(11,713,992)   $ (2,678,473)    $  655,016     $ 1,584,378     $ (612,272)    $(2,286,722)   $  (589,368)   $(2,167,060)
 ============    ============     ==========     ===========     ==========     ===========    ===========    ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF NET ASSETS
December 31, 2005


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------

                                                  PROFUND VP        PROFUND VP         PROFUND VP      PROFUND VP      PROFUND VP
                                                  TECHNOLOGY    TELECOMMUNICATIONS    ULTRAMID-CAP      ULTRAOTC     ULTRASMALL-CAP
                                                  -----------   ------------------    ------------    ------------   --------------
ASSETS
 Investment in the portfolios, at value.......    $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  -----------       -----------        -----------    ------------    ------------
 Net Assets...................................    $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  ===========       ===========        ===========    ============    ============

NET ASSETS, representing:
 Accumulation units...........................    $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  -----------       -----------        -----------    ------------    ------------
                                                  $15,240,672       $ 8,800,144        $87,662,530    $ 96,200,982    $ 39,714,238
                                                  ===========       ===========        ===========    ============    ============

 Units outstanding............................      2,697,378         1,288,772          5,482,307      55,241,779       3,106,543
                                                  ===========       ===========        ===========    ============    ============

 Portfolio shares held........................      1,022,178           652,830          2,311,166       2,302,010       1,846,315
 Portfolio net asset value per share..........    $     14.91       $     13.48        $     37.93    $      41.79    $      21.51
 Investment in portfolio shares, at cost......    $15,838,710       $ 9,223,611        $89,120,228    $102,635,127    $ 41,181,334


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------

                                                  PROFUND VP       PROFUND VP         PROFUND VP      PROFUND VP       PROFUND VP
                                                  TECHNOLOGY   TELECOMMUNICATIONS    ULTRAMID-CAP      ULTRAOTC      ULTRASMALL-CAP
                                                  ----------   ------------------    ------------    -------------   --------------

INVESTMENT INCOME
 Dividend income .............................    $   82,636       $   214,733        $         0    $           0    $          0
                                                  ----------       -----------        -----------    -------------    ------------

EXPENSES
 Charges to contract owners for assuming
  mortality risk and expense risk and for
  administration .............................       201,374           154,730          1,110,361        1,283,162         755,663
                                                  ----------       -----------        -----------    -------------    ------------

NET INVESTMENT INCOME (LOSS)..................      (118,738)           60,003         (1,110,361)      (1,283,162)       (755,663)
                                                  ----------       -----------        -----------    -------------    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
 Capital gains distributions received ........       822,315           325,285          6,866,213        6,852,466      18,244,402
 Realized gain (loss) on shares redeemed .....      (130,431)       (1,785,955)         9,409,770       (7,559,048)    (23,102,302)
 Net change in unrealized gain (loss) on
  investments ................................      (783,217)         (336,755)        (5,749,914)     (13,442,317)     (8,682,048)
                                                  ----------       -----------        -----------    -------------    ------------

NET GAIN (LOSS) ON INVESTMENTS................       (91,333)       (1,797,425)        10,526,069      (14,148,899)    (13,539,948)
                                                  ----------       -----------        -----------    -------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................    $ (210,071)      $(1,737,422)       $ 9,415,708    $ (15,432,061)   $(14,295,611)
                                                  ==========       ===========        ===========    =============    ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17


                                               SUBACCOUNTS (CONTINUED)
 -------------------------------------------------------------------------------------------------------------------
               PROFUND VP     PROFUND VP                                                                  AIM V.I.
 PROFUND VP     LARGE-CAP     LARGE-CAP                                                  AIM V.I.        FINANCIAL
 UTILITIES       GROWTH         VALUE       RYDEX NOVA     RYDEX OTC     RYDEX URSA    DYNAMICS FUND   SERVICES FUND
-----------    -----------   -----------    ----------   ------------    ----------    -------------   -------------

$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
-----------    -----------   -----------    ----------   ------------    ----------     -----------     -----------
$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
===========    ===========   ===========    ==========   ============    ==========     ===========     ===========


$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
-----------    -----------   -----------    ----------   ------------    ----------     -----------     -----------
$75,840,439    $83,057,952   $78,231,698    $7,742,721   $ 30,222,176    $1,181,287     $60,680,249     $81,547,037
===========    ===========   ===========    ==========   ============    ==========     ===========     ===========

  6,382,647      8,052,293     7,436,771     1,194,218      4,873,588       125,308       5,599,675       5,701,538
===========    ===========   ===========    ==========   ============    ==========     ===========     ===========

  2,558,719      2,609,424     2,283,470       904,524      2,077,126       229,376       4,108,345       5,343,843
$     29.64    $     31.83   $     34.26    $     8.56   $      14.55    $     5.15     $     14.77     $     15.26
$78,326,005    $81,095,290   $76,831,798    $6,427,264   $ 49,227,193    $1,552,611     $49,993,194     $69,197,937






                                                SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------------------
                PROFUND VP    PROFUND VP                                                                   AIM V.I.
  PROFUND VP    LARGE-CAP     LARGE-CAP                                                   AIM V.I.        FINANCIAL
  UTILITIES       GROWTH        VALUE       RYDEX NOVA      RYDEX OTC     RYDEX URSA    DYNAMICS FUND   SERVICES FUND
 -----------    ----------   -----------    -----------   ------------    ----------    -------------   -------------


 $   637,473    $      884   $       363    $    26,915   $          0    $        0     $         0     $ 1,100,900
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------



   1,447,227       466,530       577,851        116,472        469,917        18,602         957,307       1,088,017
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------

    (809,754)     (465,646)     (577,488)       (89,557)      (469,917)      (18,602)       (957,307)         12,883
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------



   1,014,460        37,408       250,803              0              0             0               0               0
  11,077,495      (965,389)       74,039     (1,322,171)   (10,481,921)      (95,269)      5,593,903       6,144,152
  (4,493,364)    1,959,326     1,387,939      1,570,348     10,257,626        89,201         220,686      (3,989,376)
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------

   7,598,591     1,031,345     1,712,781        248,177       (224,295)       (6,068)      5,814,589       2,154,776
 -----------    ----------   -----------    -----------   ------------    ----------     -----------     -----------


 $ 6,788,837    $  565,699   $ 1,135,293    $   158,620   $   (694,212)   $  (24,670)    $ 4,857,282     $ 2,167,659
 ===========    ==========   ===========    ===========   ============    ==========     ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------

                                                              AIM V.I. -
                                           AIM V.I. HEALTH    TECHNOLOGY     WFVT ADVANTAGE     WFVT ADVANTAGE   WFVT ADVANTAGE C&B
                                              CARE FUND          FUND       ASSET ALLOCATION    EQUITY INCOME      LARGE CAP VALUE
                                           ---------------   -----------    ----------------    --------------   ------------------
ASSETS
 Investment in the portfolios, at value     $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ------------     -----------      ------------       -----------         -----------
 Net Assets............................     $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ============     ===========      ============       ===========         ===========

NET ASSETS, representing:
 Accumulation units....................     $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ------------     -----------      ------------       -----------         -----------
                                            $116,595,016     $72,365,966      $119,014,437       $31,523,285         $17,884,960
                                            ============     ===========      ============       ===========         ===========

 Units outstanding.....................        8,908,929      13,664,681         5,123,162         2,707,129           1,933,881
                                            ============     ===========      ============       ===========         ===========

 Portfolio shares held.................        5,704,257       5,702,598         9,119,880         1,858,684           1,914,878
 Portfolio net asset value per share...     $      20.44     $     12.69      $      13.05       $     16.96         $      9.34
 Investment in portfolio shares, at
  cost.................................     $ 94,270,040     $64,434,821      $122,361,131       $28,725,834         $15,096,582


STATEMENT OF OPERATIONS
For the period ended December 31, 2005


                                                                                  SUBACCOUNTS
                                           ----------------------------------------------------------------------------------------

                                                              AIM V.I. -
                                           AIM V.I. HEALTH    TECHNOLOGY     WFVT ADVANTAGE     WFVT ADVANTAGE   WFVT ADVANTAGE C&B
                                              CARE FUND          FUND       ASSET ALLOCATION    EQUITY INCOME      LARGE CAP VALUE
                                           ---------------   -----------    ----------------    --------------   ------------------
INVESTMENT INCOME
 Dividend income.......................     $          0     $         0      $  2,624,058       $   466,439         $   147,715
                                            ------------     -----------      ------------       -----------         -----------

EXPENSES
 Charges to contract owners for
  assuming mortality risk and expense
  risk and for administration..........        1,661,112       1,075,230         1,824,906           503,049             269,097
                                            ------------     -----------      ------------       -----------         -----------

NET INVESTMENT INCOME (LOSS)...........       (1,661,112)     (1,075,230)          799,152           (36,610)           (121,382)
                                            ------------     -----------      ------------       -----------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
 Capital gains distributions received..                0               0         2,837,057                 0                   0
 Realized gain (loss) on shares
  redeemed.............................        5,987,160       3,631,149        (2,230,900)        1,761,180             223,976
 Net change in unrealized gain (loss)
  on investments.......................        2,357,983      (3,239,638)        2,790,365          (621,481)            190,367
                                            ------------     -----------      ------------       -----------         -----------

NET GAIN (LOSS) ON INVESTMENTS.........        8,345,143         391,511         3,396,522         1,139,699             414,343
                                            ------------     -----------      ------------       -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS............     $  6,684,031     $  (683,719)     $  4,195,674       $ 1,103,089         $   292,961
                                            ============     ===========      ============       ===========         ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19


                                     SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------
      WFVT             WFVT             WFVT                           WFVT
   ADVANTAGE         ADVANTAGE       ADVANTAGE          WFVT        ADVANTAGE          WFVT
 LARGE COMPANY     INTERNATIONAL   LARGE COMPANY      ADVANTAGE     SMALL CAP    ADVANTAGE TOTAL
      CORE             CORE            GROWTH       MONEY MARKET      GROWTH       RETURN BOND
---------------    -------------   -------------    ------------    ----------   ---------------

$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
---------------     ----------      -----------      -----------    ----------     ------------
$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
===============     ==========      ===========      ===========    ==========     ============


$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
---------------     ----------      -----------      -----------    ----------     ------------
$    24,241,712     $2,650,389      $13,023,226      $26,962,885    $5,211,599     $ 17,781,144
===============     ==========      ===========      ===========    ==========     ============

      1,406,297        288,646        1,455,694        2,115,112       529,844        1,328,686
===============     ==========      ===========      ===========    ==========     ============

      1,785,104        306,050        1,389,885       26,962,885       624,892        1,803,361
$         13.58     $     8.66      $      9.37      $      1.00    $     8.34     $       9.86
$    33,381,692     $2,115,228      $12,400,702      $26,962,885    $5,057,113     $ 18,394,529






                                      SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------
       WFVT              WFVT             WFVT                           WFVT
     ADVANTAGE         ADVANTAGE       ADVANTAGE          WFVT        ADVANTAGE          WFVT
   LARGE COMPANY     INTERNATIONAL   LARGE COMPANY      ADVANTAGE     SMALL CAP    ADVANTAGE TOTAL
       CORE              CORE            GROWTH       MONEY MARKET      GROWTH       RETURN BOND
 ----------------    -------------   -------------    ------------    ----------   ---------------

 $        139,070      $  50,408      $    23,911      $  762,041     $        0     $   708,008
 ----------------      ---------      -----------      ----------     ----------     -----------



          391,589         39,352          193,632         433,851         75,548         276,448
 ----------------      ---------      -----------      ----------     ----------     -----------

         (252,519)        11,056         (169,721)        328,190        (75,548)        431,560
 ----------------      ---------      -----------      ----------     ----------     -----------



                0         71,964                0               0              0          81,999
       (4,916,672)        75,345       (1,417,519)              0       (877,683)         63,248
        3,831,210         47,770        2,046,487               0      1,143,935        (491,619)
 ----------------      ---------      -----------      ----------     ----------     -----------

       (1,085,462)       195,079          628,968               0        266,252        (346,372)
 ----------------      ---------      -----------      ----------     ----------     -----------


 $     (1,337,981)     $ 206,135      $   459,247      $  328,190     $  190,704     $    85,188
 ================      =========      ===========      ==========     ==========     ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                              SUBACCOUNTS
                                                                     --------------------------------------------------------------
                                                                     AST ALLIANCEBERNSTEIN GROWTH &     AST T. ROWE PRICE LARGE-CAP
                                                                                 INCOME                      GROWTH PORTFOLIO
                                                                     -------------------------------    ---------------------------
                                                                      01/01/2005        01/01/2004       01/01/2005     01/01/2004
                                                                          TO                TO               TO             TO
                                                                      12/31/2005        12/31/2004       12/31/2005     12/31/2004
                                                                    --------------    --------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ...................................   $  (14,006,489)   $  (16,257,097)   $ (2,945,761)  $ (3,078,279)
 Capital gains distributions received ...........................                0                 0               0              0
 Realized gain (loss) on shares redeemed ........................       (3,299,273)      (10,604,956)     11,280,036      5,393,441
 Net change in unrealized gain (loss) on investments ............       99,118,533       208,098,069      18,566,883      4,998,829
                                                                    --------------    --------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .       81,812,771       181,236,016      26,901,158      7,313,991
                                                                    --------------    --------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ....................................      719,009,542       660,448,148       9,294,145     26,199,291
 Surrenders, withdrawals and death benefits .....................     (241,526,997)     (529,531,117)    (31,387,347)   (40,319,903)
 Net transfers between other subaccounts or fixed rate option ...       49,590,154         8,505,373      38,455,952    (18,623,331)
 Withdrawal and other charges ...................................       (1,533,317)       (1,422,550)       (181,011)      (216,382)
                                                                    --------------    --------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ............................................      525,539,382       137,999,854      16,181,739    (32,960,325)
                                                                    --------------    --------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .........................      607,352,153       319,235,870      43,082,897    (25,646,334)

NET ASSETS
 Beginning of period ............................................    2,126,109,292     1,806,873,422     204,983,585    230,629,919
                                                                    --------------    --------------    ------------   ------------
 End of period ..................................................   $2,733,461,445    $2,126,109,292    $248,066,482   $204,983,584
                                                                    ==============    ==============    ============   ============

 Beginning units ................................................      111,668,550        90,205,111      17,249,071     19,857,909
                                                                    --------------    --------------    ------------   ------------
 Units issued ...................................................      134,350,814        47,229,797      11,356,800      2,650,643
 Units redeemed .................................................      (78,222,644)      (25,766,358)     (9,912,212)    (5,259,481)
                                                                    --------------    --------------    ------------   ------------
 Ending units ...................................................      167,796,720       111,668,550      18,693,659     17,249,071
                                                                    ==============    ==============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21


                                      SUBACCOUNTS (CONTINUED)
  -----------------------------------------------------------------------------------------------
  AST AMERICAN CENTURY INCOME       AST AMERICAN CENTURY
               &                          STRATEGIC
       GROWTH PORTFOLIO              BALANCED PORTFOLIO            AST MONEY MARKET PORTFOLIO
  ---------------------------    ---------------------------    ---------------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004       01/01/2005         01/01/2004
      TO              TO             TO              TO               TO                 TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004       12/31/2005         12/31/2004
 ------------    ------------   ------------    ------------    ---------------   ---------------

 $  1,034,780    $ (2,065,434)  $    410,067    $   (151,998)   $    22,174,543   $   (13,050,188)
            0               0              0               0                  0                 0
   24,760,461       5,797,679      7,128,261         996,854                  0                 0
  (14,591,775)     39,918,122     (1,479,247)     14,839,953                  0                 0
 ------------    ------------   ------------    ------------    ---------------   ---------------


   11,203,466      43,650,367      6,059,081      15,684,809         22,174,543       (13,050,188)
 ------------    ------------   ------------    ------------    ---------------   ---------------


   17,276,914      58,756,358      9,164,929      35,382,184        754,392,878     3,537,635,228
  (52,735,281)    (73,037,735)   (31,725,155)    (43,467,872)      (843,419,526)   (4,054,018,230)

  (37,956,891)    118,162,061     (9,924,492)     (7,921,195)       338,087,230       135,826,835
     (345,851)       (336,064)      (149,744)       (176,719)        (1,197,000)       (1,358,346)
 ------------    ------------   ------------    ------------    ---------------   ---------------



  (73,761,109)    103,544,620    (32,634,462)    (16,183,602)       247,863,582      (381,914,513)
 ------------    ------------   ------------    ------------    ---------------   ---------------

  (62,557,643)    147,194,987    (26,575,381)       (498,793)       270,038,125      (394,964,701)


  444,888,617     297,693,630    226,426,887     226,925,680      1,340,662,110     1,735,626,811
 ------------    ------------   ------------    ------------    ---------------   ---------------
 $382,330,974    $444,888,617   $199,851,506    $226,426,887    $ 1,610,700,235   $ 1,340,662,110
 ============    ============   ============    ============    ===============   ===============

   32,369,257      23,660,792     15,965,075      16,878,085        113,670,469       142,666,269
 ------------    ------------   ------------    ------------    ---------------   ---------------
    7,855,320      14,781,074      5,049,767       2,891,999      1,391,411,926       348,315,228
  (13,081,341)     (6,072,609)    (7,108,150)     (3,805,009)    (1,365,723,904)     (377,311,028)
 ------------    ------------   ------------    ------------    ---------------   ---------------
   27,143,236      32,369,257     13,906,692      15,965,075        139,358,491       113,670,469
 ============    ============   ============    ============    ===============   ===============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                 SUBACCOUNTS
                                          -----------------------------------------------------------------------------------------
                                            AST COHEN & STEERS REAL                                      AST DEAM LARGE-CAP VALUE
                                               ESTATE PORTFOLIO             AST GLOBAL ALLOCATION                PORTFOLIO
                                          ---------------------------    ---------------------------    ---------------------------
                                          01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005     01/01/2004
                                              TO              TO             TO              TO              TO             TO
                                          12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005     12/31/2004
                                         ------------    ------------   ------------    ------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ........   $   (161,521)   $  2,814,128   $  4,277,730    $   (617,840)   $ (1,026,199)  $   (776,888)
 Capital gains distributions received      28,912,256       4,640,920              0               0               0              0
 Realized gain (loss) on shares
  redeemed ...........................     49,081,661      18,114,067     (5,698,716)    (13,868,043)      7,629,750      1,336,441
 Net change in unrealized gain (loss)
  on investments .....................    (33,851,902)     73,650,484     12,065,574      35,588,187       4,627,535     15,807,049
                                         ------------    ------------   ------------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........     43,980,494      99,219,599     10,644,588      21,102,304      11,231,086     16,366,602
                                         ------------    ------------   ------------    ------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .........     33,315,080     112,901,313      7,348,919      11,614,342      19,186,579     46,861,643
 Surrenders, withdrawals and death
  benefits ...........................    (45,064,708)    (83,942,850)   (33,035,402)    (43,244,577)    (16,132,933)   (26,207,393)
 Net transfers between other
  subaccounts or fixed rate option ...    (49,932,581)      5,506,987    (14,049,045)    (21,523,858)     19,062,325     28,283,327
 Withdrawal and other charges ........       (248,684)       (214,152)      (170,675)       (214,817)       (106,273)       (82,444)
                                         ------------    ------------   ------------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS .......................    (61,930,893)     34,251,298    (39,906,203)    (53,368,910)     22,009,698     48,855,133
                                         ------------    ------------   ------------    ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS .............................    (17,950,399)    133,470,897    (29,261,615)    (32,266,606)     33,240,784     65,221,735

NET ASSETS
 Beginning of period .................    417,809,512     284,338,615    227,846,814     260,113,420     135,506,386     70,284,651
                                         ------------    ------------   ------------    ------------    ------------   ------------
 End of period .......................   $399,859,113    $417,809,512   $198,585,199    $227,846,814    $168,747,170   $135,506,386
                                         ============    ============   ============    ============    ============   ============

 Beginning units .....................     21,624,495      19,867,222     12,928,065      15,841,018      11,312,277      7,016,075
                                         ------------    ------------   ------------    ------------    ------------   ------------
 Units issued ........................     12,173,343       7,008,291      2,502,187         876,363       9,206,629      6,872,209
 Units redeemed ......................    (15,424,095)     (5,251,018)    (4,508,862)     (3,789,316)     (7,566,980)    (2,576,007)
                                         ------------    ------------   ------------    ------------    ------------   ------------
 Ending units ........................     18,373,743      21,624,495     10,921,390      12,928,065      12,951,926     11,312,277
                                         ============    ============   ============    ============    ============   ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                                    SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------------------
                                                                                                   AST FEDERATED AGGRESSIVE
   AST DEAM SMALL-CAP GROWTH      AST DEAM SMALL-CAP VALUE      AST GOLDMAN SACHS HIGH YIELD                GROWTH
           PORTFOLIO                      PORTFOLIO                       PORTFOLIO                       PORTFOLIO
  ---------------------------    ---------------------------    -----------------------------    ----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004      01/01/2005      01/01/2004
      TO              TO             TO              TO              TO               TO              TO              TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004      12/31/2005      12/31/2004
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------

 $ (3,901,249)   $ (4,834,728)  $ (1,594,787)   $   (925,796)  $  39,653,627    $  46,778,903    $ (7,339,363)  $  (4,194,027)
            0               0      8,913,649       2,667,072               0                0      29,383,220       4,031,530
   27,654,428      36,264,011      2,819,457       2,615,816     (32,215,860)      85,282,579      10,795,726      20,549,633
  (30,326,565)    (10,095,572)   (11,591,426)      8,936,826     (10,199,371)     (65,326,818)      5,252,587      34,789,349
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------


   (6,573,386)     21,333,711     (1,453,107)     13,293,918      (2,761,604)      66,734,664      38,092,170      55,176,485
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------


    8,379,853      33,608,218     18,631,750      50,766,269      41,364,469      228,574,757     164,122,394     186,595,275
  (44,158,720)    (68,917,100)   (10,955,892)    (18,906,974)    (80,692,393)    (198,240,960)    (28,751,733)   (113,578,908)

  (36,712,414)    (47,225,659)    (5,613,869)     14,627,447    (179,996,552)    (158,703,446)     11,946,974      31,631,831
     (212,158)       (281,286)       (62,795)        (42,014)       (349,010)        (423,443)       (238,041)       (168,598)
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------



  (72,703,439)    (82,815,827)     1,999,194      46,444,728    (219,673,486)    (128,793,092)    147,079,594     104,479,600
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------

  (79,276,825)    (61,482,116)       546,087      59,738,646    (222,435,090)     (62,058,428)    185,171,764     159,656,085


  329,275,039     390,757,155    106,465,641      46,726,995     798,600,066      860,658,494     346,354,337     186,698,252
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------
 $249,998,214    $329,275,039   $107,011,728    $106,465,641   $ 576,164,976    $ 798,600,066    $531,526,101   $ 346,354,337
 ============    ============   ============    ============   =============    =============    ============   =============

   33,205,933      43,078,181      7,655,375       4,135,661      53,426,855       61,278,267      24,666,221      17,696,713
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------
    4,319,995       2,996,072      8,057,149       3,849,174      48,530,350       62,996,668      33,195,577      11,208,551
  (12,210,766)    (12,868,320)    (8,103,385)       (329,460)    (62,890,361)     (70,848,080)    (21,725,932)     (4,239,043)
 ------------    ------------   ------------    ------------   -------------    -------------    ------------   -------------
   25,315,162      33,205,933      7,609,139       7,655,375      39,066,844       53,426,855      36,135,866      24,666,221
 ============    ============   ============    ============   =============    =============    ============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                              SUBACCOUNTS
                                    -----------------------------------------------------------------------------------------------
                                         AST MID-CAP VALUE              AST SMALL-CAP VALUE                AST GOLDMAN SACHS
                                             PORTFOLIO                       PORTFOLIO               CONCENTRATED GROWTH PORTFOLIO
                                    ---------------------------    ------------------------------    ------------------------------
                                    01/01/2005      01/01/2004      01/01/2005        01/01/2004      01/01/2005       01/01/2004
                                        TO              TO              TO                TO              TO               TO
                                    12/31/2005      12/31/2004      12/31/2005        12/31/2004      12/31/2005       12/31/2004
                                   ------------    ------------   --------------    -------------    -------------   --------------
OPERATIONS
 Net investment income (loss) ..   $ (1,888,754)   $ (2,231,862)  $  (14,952,278)   $ (12,627,562)   $  (6,978,058)  $  (14,095,726)
 Capital gains distributions
  received .....................              0               0      210,066,100                0                0                0
 Realized gain (loss) on shares
  redeemed .....................     14,910,459      13,627,499       25,154,647       47,710,494      (23,466,567)    (118,925,797)
 Net change in unrealized gain
  (loss) on investments ........     (6,977,168)     10,852,671     (173,554,505)      81,594,098       36,074,028      147,480,899
                                   ------------    ------------   --------------    -------------    -------------   --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................      6,044,537      22,248,308       46,713,964      116,677,030        5,629,403       14,459,376
                                   ------------    ------------   --------------    -------------    -------------   --------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...     11,336,884      44,703,169      214,784,155      276,698,253       13,237,829       38,410,249
 Surrenders, withdrawals and
  death benefits ...............    (19,992,919)    (49,097,457)     (95,131,844)    (236,281,314)    (135,240,066)    (182,965,514)
 Net transfers between other
  subaccounts or fixed rate
  option .......................    (32,163,887)     (4,228,755)     (36,454,758)     (10,281,083)     (95,991,436)     (45,700,706)
 Withdrawal and other charges ..       (130,469)       (148,039)        (613,002)        (585,770)        (765,194)      (1,009,876)
                                   ------------    ------------   --------------    -------------    -------------   --------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ..    (40,950,391)     (8,771,081)      82,584,551       29,550,086     (218,758,867)    (191,265,847)
                                   ------------    ------------   --------------    -------------    -------------   --------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...................    (34,905,854)     13,477,227      129,298,515      146,227,116     (213,129,464)    (176,806,471)
NET ASSETS
 Beginning of period ...........    191,480,729     178,003,502      909,574,910      763,347,794      941,718,599    1,118,525,070
                                   ------------    ------------   --------------    -------------    -------------   --------------
 End of period .................   $156,574,875    $191,480,729   $1,038,873,425    $ 909,574,910    $ 728,589,135   $  941,718,599
                                   ============    ============   ==============    =============    =============   ==============
 Beginning units ...............     15,879,105      17,029,290       53,183,535       49,565,293       42,899,031       49,868,112
                                   ------------    ------------   --------------    -------------    -------------   --------------
 Units issued ..................      5,262,446       3,690,286       40,596,261       17,275,561        4,742,100        3,024,214
 Units redeemed ................     (8,725,398)     (4,840,471)     (33,107,408)     (13,702,319)     (14,270,570)      (9,993,295)
                                   ------------    ------------   --------------    -------------    -------------   --------------
 Ending units ..................     12,416,153      15,879,105       60,672,388       53,138,535       33,370,561       42,899,031
                                   ============    ============   ==============    =============    =============   ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25



                                                   SUBACCOUNTS (CONTINUED)
 ----------------------------------------------------------------------------------------------------------------------------
   AST GOLDMAN SACHS MID-CAP     AST GOLDMAN SACHS SMALL CAP         AST LARGE-CAP VALUE             AST LORD ABBETT BOND
       GROWTH PORTFOLIO                   VALUE PORTFOLIO                    PORTFOLIO                DEBENTURE PORTFOLIO
 ----------------------------     ---------------------------    ----------------------------    ----------------------------
  01/01/2005      01/01/2004      01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004
      TO              TO              TO              TO             TO              TO              TO               TO
  12/31/2005      12/31/2004      12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004
 ------------   -------------    ------------    ------------   ------------    -------------    ------------   -------------

 $ (5,643,591)  $  (3,398,654)   $ (2,896,735)  $  (3,659,214)  $ (3,751,419)   $     757,091   $  10,548,741   $   6,248,615
            0               0      49,411,354       4,037,045              0                0       5,394,887       1,273,585
    9,231,335       4,237,474      12,222,162      17,891,314      9,529,009       (8,925,746)      2,244,305      16,936,356
    8,773,510      31,524,978     (51,735,363)     32,807,725     25,054,138       83,373,551     (18,217,889)       (626,634)
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------


   12,361,254      32,363,798       7,001,418      51,076,870     30,831,728       75,204,896         (29,956)     23,831,922
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------


  112,241,860     127,698,796       2,890,633      19,265,968     57,908,512       57,772,516     194,479,651     229,156,768
  (23,444,033)    (68,572,415)    (34,666,487)    (56,641,294)   (94,538,785)    (124,914,110)    (47,594,685)   (179,955,900)

   14,181,883      24,449,802     (40,099,722)    (33,486,475)    44,876,307      (10,946,063)     86,124,359      11,953,634
     (202,205)       (156,605)       (205,366)       (260,010)      (423,251)        (435,154)       (323,842)       (241,585)
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------



  102,777,505      83,419,577     (72,080,942)    (71,121,811)     7,822,783      (78,522,811)    232,685,483      60,912,917
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------

  115,138,759     115,783,375     (65,079,524)    (20,044,941)    38,654,511       (3,317,915)    232,655,527      84,744,839


  273,819,442     158,036,066     314,030,585     334,075,526    621,342,337      624,660,252     430,121,761     345,376,922
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------
 $388,958,201   $ 273,819,442    $248,951,061   $ 314,030,585   $659,996,848    $ 621,342,337   $ 662,777,288   $ 430,121,761
 ============   =============    ============   ============    ============    =============   =============   =============

   38,744,379      30,464,599      14,436,484      18,000,465     31,863,491       34,631,684      34,380,893      29,164,454
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------
   38,538,716      12,387,477       1,755,178       1,197,086     23,905,220        4,471,292      59,396,399      14,899,329
  (25,215,381)     (4,107,697)     (5,095,491)     (4,761,067)   (20,999,652)      (7,239,485)    (39,664,202)     (9,682,890)
 ------------   -------------    ------------   ------------    ------------    -------------   -------------   -------------
   52,067,714      38,744,379      11,096,171      14,436,484     34,769,059       31,863,491      54,113,090      34,380,893
 ============   =============    ============   ============    ============    =============   =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                              SUBACCOUNTS
                                     ----------------------------------------------------------------------------------------------
                                       AST MARSICO CAPITAL GROWTH              AST MFS GROWTH           AST NEUBERGER & BERMAN MID -
                                                PORTFOLIO                        PORTFOLIO                 CAP GROWTH PORTFOLIO
                                     -------------------------------    ----------------------------    ---------------------------
                                      01/01/2005        01/01/2004      01/01/2005       01/01/2004      01/01/2005     01/01/2004
                                          TO                TO              TO               TO              TO             TO
                                      12/31/2005        12/31/2004      12/31/2005       12/31/2004      12/31/2005     12/31/2004
                                    --------------    --------------   ------------    -------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ...   $  (42,392,244)   $  (29,007,058)  $ (8,008,430)   $  (8,131,670)   $ (5,708,237)  $ (5,122,456)
 Capital gains distributions
  received ......................                0                 0              0                0               0              0
 Realized gain (loss) on shares
  redeemed ......................       42,394,621        28,205,887       (115,544)     (41,550,879)     39,893,052     16,055,033
 Net change in unrealized gain
  (loss) on investments .........      148,297,655       275,549,688     32,685,828       97,183,722         544,952     36,848,933
                                    --------------    --------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ....................      148,300,032       274,748,517     24,561,854       47,501,173      34,729,767     47,781,510
                                    --------------    --------------   ------------    -------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ....      733,858,202       710,670,155     76,093,830       72,861,698      26,172,947     82,297,023
 Surrenders, withdrawals and
  death benefits ................     (230,332,400)     (497,831,943)   (74,962,309)    (140,796,779)    (49,447,967)   (80,468,932)
 Net transfers between other
  subaccounts or fixed rate
  option ........................       18,209,870       101,517,019     (5,171,231)     (36,995,152)    294,845,441     (8,760,667)
 Withdrawal and other charges ...       (1,617,603)       (1,425,595)      (408,656)        (476,715)       (304,450)      (306,381)
                                    --------------    --------------   ------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ............      520,118,069       312,929,636     (4,448,366)    (105,406,948)    271,265,971     (7,238,957)
                                    --------------    --------------   ------------    -------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ........................      668,418,101       587,678,153     20,113,488      (57,905,775)    305,995,738     40,542,553
NET ASSETS
 Beginning of period ............    2,275,905,827     1,688,227,674    529,399,374      587,305,149     391,202,244    350,659,691
                                    --------------    --------------   ------------    -------------    ------------   ------------
 End of period ..................   $2,944,323,928    $2,275,905,827   $549,512,862    $ 529,399,374    $697,197,982   $391,202,244
                                    ==============    ==============   ============    =============    ============   ============
 Beginning units ................      153,173,872       124,377,969     66,403,925       82,050,979      24,054,656     23,386,566
                                    --------------    --------------   ------------    -------------    ------------   ------------
 Units issued ...................      152,413,238        55,021,912     23,769,668        4,605,980      29,223,233      6,897,581
 Units redeemed .................      (99,511,376)      (26,226,009)   (26,489,290)     (20,253,034)    (15,515,581)    (6,229,491)
                                    --------------    --------------   ------------    -------------    ------------   ------------
 Ending units ...................      206,075,734       153,173,872     63,684,303       66,403,925      37,762,308     24,054,656
                                    ==============    ==============   ============    =============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27


                                               SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
 AST NEUBERGER & BERMAN MID-CAP                                                                       AST PIMCO TOTAL RETURN BOND
         VALUE PORTFOLIO              AST SMALL CAP GROWTH      AST PIMCO LIMITED MATURITY BOND               PORTFOLIO
--------------------------------  ----------------------------   -------------------------------   -------------------------------
  01/01/2005        01/01/2004     01/01/2005      01/01/2004     01/01/2005        01/01/2004       01/01/2005       01/01/2004
      TO                TO             TO              TO             TO                TO               TO               TO
  12/31/2005        12/31/2004     12/31/2005      12/31/2004     12/31/2005        12/31/2004       12/31/2005       12/31/2004
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------

$  (19,177,186)  $   (15,426,057) $ (2,771,345)  $  (3,652,782) $   (7,353,865)   $   16,234,838   $   36,529,100   $   51,738,057
   183,956,720        26,502,928             0               0       7,424,733        11,206,565       54,499,639       14,964,650
    32,776,158        28,781,173     3,667,594      26,265,717      (3,436,120)       (3,430,599)       9,793,150       (2,143,339)
   (63,552,881)      180,134,836    (2,299,266)    (47,049,389)      3,861,120       (19,633,905)     (86,919,792)       4,666,061
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------


   134,002,811       219,992,880    (1,403,017)    (24,436,454)        495,868         4,376,899       13,902,097       69,225,429
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------


   197,192,381       283,673,218     9,666,536      24,851,375     477,365,170       607,408,640      162,860,165      592,992,803
  (157,081,064)     (261,903,805)  (28,951,869)    (55,425,898)   (164,854,535)     (264,365,574)    (222,249,461)    (524,086,136)

   (20,065,534)       40,908,757   (18,388,439)    (51,337,908)    133,971,912      (118,378,952)    (541,822,114)     (17,530,249)
      (855,933)         (787,701)     (164,371)       (228,545)       (805,511)         (574,050)      (1,051,762)      (1,431,527)
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------



    19,189,850        61,890,469   (37,838,143)    (82,140,976)    445,677,036       224,090,064     (602,263,172)      49,944,891
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------

   153,192,661       281,883,348   (39,241,160)   (106,577,430)    446,172,904       228,466,963     (588,361,075)     119,170,320
 1,293,638,403     1,011,755,055   221,443,824     328,021,254   1,227,262,121       998,795,158    2,195,639,666    2,076,469,346
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------
$1,446,831,064   $ 1,293,638,403  $182,202,664   $ 221,443,824  $1,673,435,025    $1,227,262,121   $1,607,278,591   $2,195,639,666
==============   ===============  ============   =============  ==============    ==============   ==============   ==============
    57,066,120        49,659,568    14,656,495      19,781,570      98,739,357        74,965,699      153,052,987      138,372,942
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------
    41,067,845        17,512,730     5,825,337       2,102,032     115,692,825         7,740,349       59,551,860       48,900,175
   (35,009,788)      (10,106,178)   (8,145,078)     (7,227,107)    (71,484,401)       16,033,309     (103,302,260)     (34,220,130)
--------------   ---------------  ------------   -------------  --------------    --------------   --------------   --------------
    63,124,177        57,066,120    12,336,754      14,656,495     142,947,781        98,739,357      109,302,587      153,052,987
==============   ===============  ============   =============  ==============    ==============   ==============   ==============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                        -------------------------------------------------------------------------------------------
                                        AST ALLIANCEBERNSTEIN CORE     AST ALLIANCEBERNSTEIN MANAGED     AST T. ROWE PRICE NATURAL
                                              VALUE PORTFOLIO                    INDEX 500                  RESOURCES PORTFOLIO
                                        ---------------------------    -----------------------------    ---------------------------
                                        01/01/2005      01/01/2004      01/01/2005       01/01/2004      01/01/2005     01/01/2004
                                            TO              TO              TO               TO              TO             TO
                                        12/31/2005      12/31/2004      12/31/2005       12/31/2004      12/31/2005     12/31/2004
                                       ------------    ------------   -------------    -------------    ------------   ------------
OPERATIONS
 Net investment income (loss) ......   $ (1,029,690)   $   (573,727)  $    (557,149)   $  (3,337,604)   $ (3,924,463)  $   (824,073)
 Capital gains distributions
  received .........................      6,812,721       5,198,541               0                0      20,622,862              0
 Realized gain (loss) on shares
  redeemed .........................     14,696,793      11,082,776      42,272,459       37,430,498      34,829,184     15,292,574
 Net change in unrealized gain
  (loss) on investments ............    (10,378,742)     11,159,486     (36,272,200)       4,269,598      23,337,248     32,908,165
                                       ------------    ------------   -------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .     10,101,082      26,867,076       5,443,110       38,362,492      74,864,831     47,376,666
                                       ------------    ------------   -------------    -------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .......     37,758,019      90,765,571      21,595,876      101,515,834      34,066,616     57,054,729
 Surrenders, withdrawals and death
  benefits .........................    (25,848,180)    (57,383,348)    (63,529,176)    (117,368,013)    (36,417,138)   (61,082,335)
 Net transfers between other
  subaccounts or fixed rate option .    (27,441,587)     34,885,969     (16,643,295)       1,996,791      72,966,857     23,548,079
 Withdrawal and other charges ......       (176,416)       (180,806)       (359,655)        (417,015)       (199,739)      (132,778)
                                       ------------    ------------   -------------    -------------    ------------   ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............    (15,708,164)     68,087,386     (58,936,250)     (14,272,403)     70,416,596     19,387,695
                                       ------------    ------------   -------------    -------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................     (5,607,082)     94,954,462     (53,493,140)      24,090,089     145,281,427     66,764,361

NET ASSETS
 Beginning of period ...............    285,690,093     190,735,631     544,671,811      520,581,722     235,649,553    168,885,192
                                       ------------    ------------   -------------    -------------    ------------   ------------
 End of period .....................   $280,083,011    $285,690,093   $ 491,178,671    $ 544,671,811    $380,930,980   $235,649,553
                                       ============    ============   =============    =============    ============   ============

 Beginning units ...................     22,498,194      17,015,358      43,544,187       44,902,347       9,328,133      8,214,933
                                       ------------    ------------   -------------    -------------    ------------   ------------
 Units issued ......................     12,498,968       7,533,988      21,469,299        8,924,760      14,117,708      3,271,141
 Units redeemed ....................    (13,737,005)     (2,051,152)    (26,275,619)     (10,282,920)    (10,750,114)    (2,157,941)
                                       ------------    ------------   -------------    -------------    ------------   ------------
 Ending units ......................     21,260,157      22,498,194      38,737,867       43,544,187      12,695,727      9,328,133
                                       ============    ============   =============    =============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29


                                                  SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------------------------
    AST T. ROWE PRICE ASSET                                        AST MFS GLOBAL EQUITY       AST JP MORGAN INTERNATIONAL
      ALLOCATION PORTFOLIO       AST LSV INTERNATIONAL VALUE             PORTFOLIO                   EQUITY PORTFOLIO
  ---------------------------    ---------------------------    ---------------------------    ---------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005     01/01/2004
      TO              TO             TO              TO             TO              TO              TO             TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005     12/31/2004
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------

 $  1,584,998    $    124,380   $     28,488    $   (152,978)  $ (2,099,815)   $ (1,641,203)   $ (1,833,384)  $ (1,042,385)
    3,367,775               0              0               0              0               0               0              0
   (4,789,737)     (5,008,365)    20,867,926       9,479,862     20,824,668       5,102,731      26,136,250     20,947,396
   13,044,523      40,722,199       (812,135)     17,319,769     (9,541,217)     17,350,035      14,921,322     26,289,431
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------


   13,207,559      35,838,214     20,084,279      26,646,653      9,183,636      20,811,563      39,224,188     46,194,442
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------


   29,316,272      75,484,291     20,648,811      32,616,590     12,803,407      47,143,836      43,906,284     77,439,609
  (61,276,892)    (74,145,108)   (20,561,502)    (25,801,659)   (15,661,617)    (29,418,552)    (51,560,221)   (65,214,842)

   17,969,579      32,764,639     (5,666,417)        633,810    (22,056,714)     24,532,181      55,577,635    (17,055,083)
     (285,665)       (264,380)      (122,921)       (116,792)      (110,544)        (95,633)       (284,979)      (263,798)
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------



  (14,276,706)     33,839,442     (5,702,029)      7,331,949    (25,025,468)     42,161,832      47,638,719     (5,094,113)
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------

   (1,069,147)     69,677,656     14,382,250      33,978,602    (15,841,832)     62,973,395      86,862,907     41,100,329


  422,820,758     353,143,102    173,233,229     139,254,627    164,748,455     101,775,060     373,795,987    332,695,658
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------
 $421,751,611    $422,820,758   $187,615,479    $173,233,229   $148,906,623    $164,748,455    $460,658,894   $373,795,987
 ============    ============   ============    ============   ============    ============    ============   ============

   22,590,070      19,492,726     12,659,807      12,065,446     13,547,904      10,003,157      17,053,738     15,962,091
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------
   10,823,022       5,521,460     10,498,575       2,597,908      9,490,768       4,027,906      18,006,814      3,058,384
  (10,530,727)     (2,424,116)   (10,663,741)     (2,003,547)   (11,496,059)       (483,159)    (12,399,166)    (1,966,737)
 ------------    ------------   ------------    ------------   ------------    ------------    ------------   ------------
   22,882,365      22,590,070     12,494,641      12,659,807     11,542,613      13,547,904      22,661,386     17,053,738
 ============    ============   ============    ============   ============    ============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                              SUBACCOUNTS
                                                                     --------------------------------------------------------------
                                                                      AST T. ROWE PRICE GLOBAL      AST WILLIAM BLAIR INTERNATIONAL
                                                                           BOND PORTFOLIO                 GROWTH PORTFOLIO
                                                                     ---------------------------    -------------------------------
                                                                     01/01/2005      01/01/2004       01/01/2005       01/01/2004
                                                                         TO              TO               TO               TO
                                                                     12/31/2005      12/31/2004       12/31/2005       12/31/2004
                                                                    ------------    ------------    --------------   --------------

OPERATIONS
 Net investment income (loss) ...................................   $  6,556,726    $ 10,515,623    $   (9,716,164)  $   (8,071,777)
 Capital gains distributions received ...........................        513,747       4,010,423                 0                0
 Realized gain (loss) on shares redeemed ........................        316,640       1,071,731        68,489,295      (12,270,297)
 Net change in unrealized gain (loss) on investments ............    (34,166,441)      1,427,330       163,574,304      187,408,885
                                                                    ------------    ------------    --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .    (26,779,328)     17,025,107       222,347,435      167,066,811
                                                                    ------------    ------------    --------------   --------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ....................................    164,671,798     174,864,574       403,832,535      413,525,113
 Surrenders, withdrawals and death benefits .....................    (36,736,893)    (59,784,947)     (144,059,094)    (312,522,524)
 Net transfers between other subaccounts or fixed rate option ...     53,342,021         677,654       (97,757,982)     430,716,237
 Withdrawal and other charges ...................................       (216,706)       (149,565)         (871,119)        (689,647)
                                                                    ------------    ------------    --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ............................................    181,060,220     115,607,716       161,144,340      531,029,179
                                                                    ------------    ------------    --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .........................    154,280,892     132,632,823       383,491,775      698,095,990

NET ASSETS
 Beginning of period ............................................    360,549,474     227,916,652     1,326,329,125      628,233,135
                                                                    ------------    ------------    --------------   --------------
 End of period ..................................................   $514,830,366    $360,549,475    $1,709,820,900   $1,326,329,125
                                                                    ============    ============    ==============   ==============

 Beginning units ................................................     26,801,980      17,474,719        85,370,725       46,081,888
                                                                    ------------    ------------    --------------   --------------
 Units issued ...................................................     35,517,378       8,263,982        70,204,887       57,733,871
 Units redeemed .................................................    (20,463,747)      1,063,279       (57,442,248)     (18,445,034)
                                                                    ------------    ------------    --------------   --------------
 Ending units ...................................................     41,855,611      26,801,980        98,133,364       85,370,725
                                                                    ============    ============    ==============   ==============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                   SUBACCOUNTS (CONTINUED)
 -------------------------------------------------------------------------------------------
                     AST CAPITAL                               AST                 AST
  AST AGGRESSIVE     GROWTH ASSET      AST BALANCED        CONSERVATIVE       PRESERVATION
 ASSET ALLOCATION     ALLOCATION     ASSET ALLOCATION    ASSET ALLOCATION   ASSET ALLOCATION
    PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO           PORTFOLIO
 ----------------   -------------    ----------------    ----------------   ----------------
    12/5/2005*        12/5/2005*        12/5/2005*          12/5/2005*         12/5/2005*
        TO                TO                TO                  TO                 TO
    12/31/2005        12/31/2005        12/31/2005          12/31/2005         12/31/2005
 ----------------   -------------    ----------------    ----------------   ----------------
  $      (19,164)   $    (136,368)     $    (116,987)      $    (24,701)      $     (7,280)
               0                0                  0                  0                  0
          15,424                0                  0                  0                  0
         (95,702)        (391,529)          (269,878)           (24,668)             9,259
  --------------    -------------      -------------       ------------       ------------


         (99,442)        (527,897)          (386,865)           (49,369)             1,979
  --------------    -------------      -------------       ------------       ------------


       4,472,210       40,984,661         38,923,010          6,831,254          3,307,897
         (51,785)        (433,707)          (192,223)           (30,442)            (6,340)

      29,766,818      178,636,304        152,317,182         34,915,532          7,852,861
          (3,770)          (1,946)            (1,996)            (1,818)              (103)
  --------------    -------------      -------------       ------------       ------------



      34,183,473      219,185,312        191,045,973         41,714,526         11,154,315
  --------------    -------------      -------------       ------------       ------------

      34,084,031      218,657,415        190,659,108         41,665,157         11,156,294


               0                0                  0                  0                  0
  --------------    -------------      -------------       ------------       ------------
  $   34,084,031    $ 218,657,415      $ 190,659,108       $ 41,665,157       $ 11,156,294
  ==============    =============      =============       ============       ============

               0                0                  0                  0                  0
  --------------    -------------      -------------       ------------       ------------
       3,894,741       23,568,342         20,701,204          4,450,695          1,210,227
        (485,430)      (1,713,151)        (1,664,122)          (294,580)           (98,587)
  --------------    -------------      -------------       ------------       ------------
       3,409,311       21,855,191         19,037,082          4,156,115          1,111,640
  ==============    =============      =============       ============       ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A32

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                            SUBACCOUNTS
                                                                -------------------------------------------------------------------
                                                                                             EVERGREEN VA BALANCED     EVERGREEN VA
                                                                 DAVIS VALUE PORTFOLIO                FUND              GROWTH FUND
                                                                ------------------------     -----------------------   ------------
                                                                01/01/2005    01/01/2004    01/01/2005   01/01/2004     4/15/2005*
                                                                    TO            TO            TO           TO             TO
                                                                12/31/2005    12/31/2004    12/31/2005   12/31/2004     12/31/2005
                                                                -----------   ----------    ----------    ----------   ------------
OPERATIONS
 Net investment income (loss) ..............................    $   (28,131)  $  (38,614)   $   65,868   $   (40,081)  $   (482,464)
 Capital gains distributions received ......................              0            0             0             0              0
 Realized gain (loss) on shares redeemed ...................        101,598       62,165      (150,247)     (196,237)       700,685
 Net change in unrealized gain (loss) on investments .......        640,548      717,363       340,955       581,941      6,355,009
                                                                -----------   ----------    ----------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS ...............................................        714,015      740,914       256,576       345,623      6,573,230
                                                                -----------   ----------    ----------   -----------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...............................         13,111      669,056           723       167,317      1,750,337
 Surrenders, withdrawals and death benefits ................       (594,554)    (496,430)     (534,893)     (652,876)    (2,890,719)
 Net transfers between other subaccounts or fixed rate
  option ...................................................      2,086,848      231,953      (407,145)     (193,434)    40,600,017
 Withdrawal and other charges ..............................        (18,714)     (11,309)      (19,485)      (14,206)       (31,172)
                                                                -----------   ----------    ----------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  CONTRACT OWNER TRANSACTIONS ..............................      1,486,691      393,270      (960,800)     (693,199)    39,428,463
                                                                -----------   ----------    ----------   -----------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      2,200,706    1,134,184      (704,224)     (347,576)    46,001,693

NET ASSETS
 Beginning of period .......................................      7,960,954    6,826,770     7,494,729     7,842,305              0
                                                                -----------   ----------    ----------   -----------   ------------
 End of period .............................................    $10,161,660   $7,960,954    $6,790,505   $ 7,494,729   $ 46,001,693
                                                                ===========   ==========    ==========   ===========   ============

 Beginning units ...........................................        772,859      737,092       808,522       886,775              0
                                                                -----------   ----------    ----------   -----------   ------------
 Units issued ..............................................        295,366       72,577        65,938        20,785      5,781,909
 Units redeemed ............................................       (156,258)     (36,810)     (170,091)      (99,038)    (1,763,067)
                                                                -----------   ----------    ----------   -----------   ------------
 Ending units ..............................................        911,967      772,859       704,369       808,522      4,018,842
                                                                ===========   ==========    ==========   ===========   ============


 * Date subaccount became available for investment


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33


                                             SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------
        EVERGREEN VA                EVERGREEN VA
    INTERNATIONAL EQUITY       FUNDAMENTAL LARGE CAP                                      EVERGREEN VA SPECIAL
            FUND                        FUND               EVERGREEN VA OMEGA FUND            VALUES FUND
 -------------------------    -----------------------    --------------------------     -------------------------
 01/01/2005     01/01/2004    01/01/2005   01/01/2004     01/01/2005     01/01/2004     01/01/2005    01/01/2004
     TO             TO            TO           TO             TO             TO             TO            TO
 12/31/2005     12/31/2004    12/31/2005   12/31/2004     12/31/2005     12/31/2004     04/15/2005    12/31/2004
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------

 $   670,321   $    18,096    $  (32,117)  $  (13,695)   $   (432,566)  $  (573,107)   $   (22,194)   $   (20,000)
           0             0             0            0               0             0        723,932         42,991
   2,255,414       388,587       172,150       29,637         658,341     2,502,852        245,005        129,938
   3,845,294     3,467,903       617,076      420,037         (40,316)     (816,206)      (343,042)       749,442
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------


   6,771,029     3,874,586       757,109      435,979         185,459     1,113,539        603,701        902,371
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------


   7,618,400    11,770,450         7,549      206,600       1,779,033    15,118,659         14,588        594,109
  (3,937,592)   (4,124,180)     (483,255)    (484,405)     (2,719,790)   (9,047,788)      (504,580)      (614,566)

  22,396,581     1,041,725     2,768,785       89,048     (10,679,112)    4,061,229      1,887,347        158,686
     (34,094)      (19,211)      (24,921)     (13,033)        (46,657)      (41,650)       (20,458)       (13,742)
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------



  26,043,295     8,668,784     2,268,158     (201,790)    (11,666,526)   10,090,450      1,376,897        124,487
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------

  32,814,324    12,543,370     3,025,267      234,189     (11,481,067)   11,203,989      1,980,598      1,026,858


  31,264,027    18,720,657     6,260,925    6,026,736      39,972,378    28,768,390      5,913,725      4,886,867
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------
 $64,078,351   $31,264,027    $9,286,192   $6,260,925    $ 28,491,311   $39,972,379    $ 7,894,323    $ 5,913,725
 ===========   ===========    ==========   ==========    ============   ===========    ===========    ===========

   2,417,477     1,729,998       554,636      574,860       4,623,843     3,868,364        321,764        312,372
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------
   4,240,269       957,875       373,153       20,805       1,648,109     1,879,812        160,977         39,894
  (2,353,313)     (270,396)     (162,450)     (41,029)     (3,001,560)   (1,124,333)       (89,338)       (30,502)
 -----------   -----------    ----------   ----------    ------------   -----------    -----------    -----------
   4,304,433     2,417,477       765,339      554,636       3,270,392     4,623,843        393,403        321,764
 ===========   ===========    ==========   ==========    ============   ===========    ===========    ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A34

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                      SUBACCOUNTS
                                                    -------------------------------------------------------------------------------

                                                    EVERGREEN VA STRATEGIC                                      LIBERTY ASSET
                                                         INCOME FUND              COLUMBIA HIGH YIELD VS        ALLOCATION VS
                                                    -----------------------    -----------------------    -------------------------
                                                   01/01/2005    01/01/2004   01/01/2005    01/01/2004    01/01/2005    01/01/2004
                                                       TO            TO           TO            TO            TO            TO
                                                   12/31/2005    12/31/2004   12/31/2005    12/31/2004    12/31/2005    12/31/2004
                                                   ----------    ----------   ----------    ----------   -----------    -----------
OPERATIONS
 Net investment income (loss) ..................   $  240,655    $  210,649   $   (8,373)   $   50,262   $   295,193    $  (231,653)
 Capital gains distributions received ..........       58,718        59,638            0             0             0              0
 Realized gain (loss) on shares redeemed .......      151,166       157,488       24,533        15,997     1,562,748      1,348,794
 Net change in unrealized gain (loss) on
  investments ..................................     (594,195)        2,724       (7,497)       (3,579)   (1,063,395)       114,267
                                                   ----------    ----------   ----------    ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..............................     (143,656)      430,499        8,663        62,680       794,546      1,231,408
                                                   ----------    ----------   ----------    ----------   -----------    -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ...................       16,937       363,074         (772)       99,106        31,016         71,183
 Surrenders, withdrawals and death benefits ....     (651,159)     (622,377)    (398,855)     (463,482)   (5,389,313)    (6,302,886)
 Net transfers between other subaccounts or
  fixed rate option ............................      708,598      (334,833)     (10,030)      (50,731)   (1,309,892)      (847,697)
 Withdrawal and other charges ..................      (17,093)      (11,737)        (585)         (789)      (20,233)       (29,046)
                                                   ----------    ----------   ----------    ----------   -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM CONTRACT OWNER TRANSACTIONS .............       57,283      (605,873)    (410,242)     (415,897)   (6,688,422)    (7,108,446)
                                                   ----------    ----------   ----------    ----------   -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........      (86,373)     (175,374)    (401,579)     (353,217)   (5,893,876)    (5,877,038)

NET ASSETS
 Beginning of period ...........................    6,826,476     7,001,850    1,029,108     1,382,325    20,666,117     26,543,155
                                                   ----------    ----------   ----------    ----------   -----------    -----------
 End of period .................................   $6,740,103    $6,826,476   $  627,529    $1,029,108   $14,772,241    $20,666,117
                                                   ==========    ==========   ==========    ==========   ===========    ===========

 Beginning units ...............................      476,068       520,820       73,544       104,701     1,615,224      2,207,046
                                                   ----------    ----------   ----------    ----------   -----------    -----------
 Units issued ..................................      114,191        27,182        8,522         7,595        27,456          9,581
 Units redeemed ................................     (110,337)      (71,934)     (37,879)      (38,752)     (547,939)      (601,403)
                                                   ----------    ----------   ----------    ----------   -----------    -----------
 Ending units ..................................      479,922       476,068       44,187        73,544     1,094,741      1,615,224
                                                   ==========    ==========   ==========    ==========   ===========    ===========


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A35


                                       SUBACCOUNTS (CONTINUED)
 ---------------------------------------------------------------------------------------------------
                                                                                      COLUMBIA LARGE
      LIBERTY FEDERAL                                       LIBERTY SMALL COMPANY       CAP GROWTH
       SECURITIES VS           LIBERTY MONEY MARKET VS          GROWTH VS                STOCK VS
 -------------------------    -------------------------     -----------------------   --------------
 01/01/2005     01/01/2004    01/01/2005     01/01/2004    01/01/2005    01/01/2004     2/25/2005*
     TO             TO            TO             TO            TO            TO             TO
 12/31/2005     12/31/2004    12/31/2005     12/31/2004    12/31/2005    12/31/2004     12/31/2005
 -----------   -----------    -----------   -----------    ----------    ----------   --------------

 $   183,618   $   (60,838)   $    68,398   $    (8,433)   $  (15,729)   $  (19,857)    $   (26,265)
      12,903             0              0             0             0             0               0
     (21,559)        1,738              0             0       229,917       279,622         (45,233)
    (114,731)     (108,096)             0             0      (214,507)      (58,198)        588,339
 -----------   -----------    -----------   -----------    ----------    ----------     -----------


      60,231      (167,196)        68,398        (8,433)         (319)      201,567         516,841
 -----------   -----------    -----------   -----------    ----------    ----------     -----------


      (3,500)       47,740        (42,194)    2,613,689           227        27,918          15,693
    (916,241)   (2,714,651)    (5,773,089)   (8,254,384)     (464,175)     (536,159)     (3,413,345)

    (542,702)     (390,857)     5,021,724     3,746,969       (38,980)      (76,296)     17,137,397
      (3,673)       (7,106)        (4,013)       (5,320)       (2,414)       (2,942)        (19,058)
 -----------   -----------    -----------   -----------    ----------    ----------     -----------



  (1,466,116)   (3,064,874)      (797,572)   (1,899,046)     (505,342)     (587,479)     13,720,687
 -----------   -----------    -----------   -----------    ----------    ----------     -----------

  (1,405,885)   (3,232,070)      (729,174)   (1,907,479)     (505,661)     (385,912)     14,237,528


   4,680,588     7,912,658      3,987,940     5,895,419     1,891,983     2,277,895               0
 -----------   -----------    -----------   -----------    ----------    ----------     -----------
 $ 3,274,703   $ 4,680,588    $ 3,258,766   $ 3,987,940    $1,386,322    $1,891,983     $14,237,528
 ===========   ===========    ===========   ===========    ==========    ==========     ===========

     471,593       781,490        400,355       591,046       114,071       151,571               0
 -----------   -----------    -----------   -----------    ----------    ----------     -----------
       3,457        11,179        570,306       263,987         5,035         1,901       1,804,556
    (150,163)     (321,076)      (650,021)     (454,678)      (36,908)      (39,401)       (445,224)
 -----------   -----------    -----------   -----------    ----------    ----------     -----------
     324,887       471,593        320,640       400,355        82,198       114,071       1,359,332
 ===========   ===========    ===========   ===========    ==========    ==========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                   SUBACCOUNTS
                                               ------------------------------------------------------------------------------------
                                                 PRUDENTIAL SP WILLIAM
                                                         BLAIR                GARTMORE GVIT DEVELOPING       FIRST TRUST THE DOW
                                                  INTERNATIONAL GROWTH                MARKETS                     TARGET 10
                                               --------------------------    --------------------------    ------------------------
                                               01/01/2005     01/01/2004     01/01/2005     01/01/2004     01/01/2005    01/01/2004
                                                   TO             TO             TO             TO             TO            TO
                                               12/31/2005     12/31/2004     12/31/2005     12/31/2004     12/31/2005    12/31/2004
                                              -----------    ------------  ------------    ------------   -----------   -----------
OPERATIONS
 Net investment income (loss) .............   $  (232,514)   $   (287,455) $ (2,074,441)   $ (1,345,879)  $  (210,152)  $   (90,413)
 Capital gains distributions received .....       953,032               0    27,739,532       5,753,669             0             0
 Realized gain (loss) on shares redeemed ..       421,205       2,390,488    12,988,775      22,456,158       772,473      (123,360)
 Net change in unrealized gain (loss) on
  investments .............................     2,579,043        (544,141)   14,343,616      (6,994,922)   (1,079,574)      873,497
                                              -----------    ------------  ------------    ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...............     3,720,766       1,558,892    52,997,482      19,869,026      (517,253)      659,724
                                              -----------    ------------  ------------    ------------   -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ..............     3,183,177      19,177,724    20,719,738      72,453,954     4,404,918     6,611,054
 Surrenders, withdrawals and death
  benefits ................................    (2,481,080)    (19,787,422)  (25,123,234)    (51,418,635)   (2,156,599)   (3,372,913)
 Net transfers between other subaccounts
  or fixed rate option ....................    12,913,312      (8,881,658)   59,048,334     (12,895,297)   (2,857,450)    4,594,339
 Withdrawal and other charges .............       (14,520)         (9,960)     (130,360)        (92,082)      (13,540)       (7,497)
                                              -----------    ------------  ------------    ------------   -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER
  TRANSACTIONS ............................    13,600,889      (9,501,316)   54,514,478       8,047,940      (622,671)    7,824,983
                                              -----------    ------------  ------------    ------------   -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...    17,321,655      (7,942,424)  107,511,960      27,916,966    (1,139,924)    8,484,707

NET ASSETS
 Beginning of period ......................    15,349,848      23,292,272   185,833,186     157,916,220    12,754,366     4,269,659
                                              -----------    ------------  ------------    ------------   -----------   -----------
 End of period ............................   $32,671,503    $ 15,349,848  $293,345,146    $185,833,186   $11,614,442   $12,754,366
                                              ===========    ============  ============    ============   ===========   ===========

 Beginning units ..........................     1,457,915       2,705,434    15,104,933      16,006,678     1,295,452       527,356
                                              -----------    ------------  ------------    ------------   -----------   -----------
 Units issued .............................     3,324,642       1,868,486    21,206,574       6,063,026     2,051,499       824,717
 Units redeemed ...........................    (2,073,748)     (3,116,005)  (18,790,778)     (6,964,772)   (2,120,806)      (56,621)
                                              -----------    ------------  ------------    ------------   -----------   -----------
 Ending units .............................     2,708,809       1,457,915    17,520,729      15,104,933     1,226,145     1,295,452
                                              ===========    ============  ============    ============   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37


                                            SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------------

   FIRST TRUST 10 UNCOMMON       FIRST TRUST ENERGY         FIRST TRUST FINANCAL       FIRST TRUST PHARMHEALTH
           VALUES                      SECTOR                     SERVICES                     SECTOR
  -------------------------    -----------------------    -------------------------    -----------------------
  01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005     01/01/2004    01/01/2005   01/01/2004
      TO            TO            TO            TO            TO             TO            TO           TO
  12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005     12/31/2004    12/31/2005   12/31/2004
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------

 $  (108,033)   $  (125,925)  $  (44,228)   $  (34,362)  $   (40,249)   $   (47,364)   $  (32,837)  $  (38,813)
           0              0            0             0             0              0             0            0
     845,818       (926,444)     760,947       286,937       314,693        199,760       (52,507)    (138,528)
    (828,804)     1,819,167      877,502       669,470       (68,448)       443,902       382,205      101,744
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------


     (91,019)       766,798    1,594,221       922,045       205,996        596,298       296,861      (75,597)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------


     209,874      1,095,806       37,871       295,080        45,966        373,137        42,945      327,405
  (1,098,642)    (1,342,292)    (538,358)     (715,749)     (668,010)    (1,085,687)     (612,609)    (811,564)

  (1,819,660)      (189,717)    (173,488)      410,974      (620,797)         3,469      (196,559)     (16,716)
      (7,495)        (8,484)      (5,432)       (4,794)       (5,986)        (7,030)       (4,883)      (6,577)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------



  (2,715,923)      (444,687)    (679,407)      (14,489)   (1,248,827)      (716,111)     (771,106)    (507,452)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------

  (2,806,942)       322,111      914,814       907,556    (1,042,831)      (119,813)     (474,245)    (583,049)


   9,808,491      9,486,380    3,746,228     2,838,672     4,641,362      4,761,175     3,536,157    4,119,206
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------
 $ 7,001,549    $ 9,808,491   $4,661,042    $3,746,228   $ 3,598,531    $ 4,641,362    $3,061,912   $3,536,157
 ===========    ===========   ==========    ==========   ===========    ===========    ==========   ==========

   2,084,738      2,247,231      210,626       208,614       318,758        373,550       358,811      411,777
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------
     246,293        202,658       92,115        20,355        84,733         30,330        63,243       37,113
    (862,994)      (365,151)    (125,179)      (18,343)     (172,611)       (85,122)     (139,925)     (90,079)
 -----------    -----------   ----------    ----------   -----------    -----------    ----------   ----------
   1,468,037      2,084,738      177,562       210,626       230,880        318,758       282,129      358,811
 ===========    ===========   ==========    ==========   ===========    ===========    ==========   ==========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004

                                                                                    SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------

                                                                                FIRST TRUST GLOBAL           FIRST TRUST NASDAQ
                                                 FIRST TRUST TECHNOLOGY         DIVIDEND TARGET 15               TARGET 15
                                                 -----------------------    --------------------------    -------------------------
                                                01/01/2005    01/01/2004    01/01/2005     01/01/2004     01/01/2005     01/01/2004
                                                    TO            TO            TO             TO             TO             TO
                                                12/31/2005    12/31/2004    12/31/2005     12/31/2004     12/31/2005     12/31/2004
                                                ----------    ----------   -----------    ------------    -----------   -----------
OPERATIONS
 Net investment income (loss) ...............   $  (15,594)   $  (18,114)  $  (436,749)   $   (123,311)   $   (75,722)  $   (58,344)
 Capital gains distributions received .......            0             0             0               0              0             0
 Realized gain (loss) on shares redeemed ....      (45,034)     (100,245)    2,818,626         773,523         28,498       (86,005)
 Net change in unrealized gain (loss) on
  investments ...............................      118,080       101,330       351,376       2,165,570         56,457       101,412
                                                ----------    ----------   -----------    ------------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .................       57,452       (17,029)    2,733,253       2,815,782          9,233       (42,937)
                                                ----------    ----------   -----------    ------------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ................       13,667        39,462     7,066,848      11,690,261        736,208     1,892,339
 Surrenders, withdrawals and death benefits .     (175,048)     (253,755)   (3,556,263)     (2,614,971)    (1,213,595)   (1,218,409)
 Net transfers between other subaccounts or
  fixed rate option .........................      (56,251)     (144,710)    7,954,173       7,692,136          1,861     1,329,558
 Withdrawal and other charges ...............       (1,991)       (2,550)      (22,184)         (8,588)        (5,834)       (6,706)
                                                ----------    ----------   -----------    ------------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS      (219,623)     (361,553)   11,442,574      16,758,838       (481,360)    1,996,782
                                                ----------    ----------   -----------    ------------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS .....     (162,171)     (378,582)   14,175,827      19,574,620       (472,127)    1,953,845

NET ASSETS
 Beginning of period ........................    1,694,457     2,073,039    22,623,931       3,049,311      7,024,218     5,070,373
                                                ----------    ----------   -----------    ------------    -----------   -----------
 End of period ..............................   $1,532,286    $1,694,457   $36,799,758    $ 22,623,931    $ 6,552,091   $ 7,024,218
                                                ==========    ==========   ===========    ============    ===========   ===========

 Beginning units ............................      355,175       435,967     1,858,147         286,091        747,603       569,649
                                                ----------    ----------   -----------    ------------    -----------   -----------
 Units issued ...............................       14,718         8,472     3,956,771       1,845,737        464,943       190,470
 Units redeemed .............................      (61,426)      (88,664)   (3,019,542)       (273,681)      (539,055)      (12,516)
                                                ----------    ----------   -----------    ------------    -----------   -----------
 Ending units ...............................      308,467       355,175     2,795,376       1,858,147        673,491       747,603
                                                ==========    ==========   ===========    ============    ===========   ===========


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39


                                          SUBACCOUNTS (CONTINUED)
 ---------------------------------------------------------------------------------------------------------
                                                                FIRST TRUST VALUE LINE     FIRST TRUST DOW
  FIRST TRUST S&P TARGET 24      FIRST TRUST MANAGED VIP              TARGET 25            TARGET DIVIDEND
 --------------------------    ---------------------------     -------------------------   ---------------
  01/01/2005     01/01/2004     01/01/2005     01/01/2004      01/01/2005    01/01/2004      05/02/2005*
      TO             TO             TO             TO              TO            TO               TO
  12/31/2005     12/31/2004     12/31/2005     12/31/2004      12/31/2005    12/31/2004       12/31/2005
 ------------   -----------    ------------   ------------    -----------    -----------   ---------------

 $   (245,369)  $  (106,288)   $ (2,486,733)  $   (660,736)   $  (538,543)   $  (103,031)    $  (395,819)
            0             0               0              0              0              0               0
      905,218       442,858       7,315,043        784,539      4,548,316        723,880         (34,454)
     (154,144)      892,130       3,732,105     11,052,531      2,131,436      2,280,635      (3,507,615)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------


      505,705     1,228,700       8,560,415     11,176,334      6,141,209      2,901,484      (3,937,888)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------


    3,906,045     8,143,529      70,426,412     71,222,772      8,517,893     11,695,908      27,159,077
   (1,374,763)   (3,116,585)    (12,442,960)   (17,959,383)    (4,343,760)    (2,449,600)     (1,284,310)

      871,926     2,353,094       7,964,016     23,606,910     21,989,774      4,692,981      36,500,538
      (18,954)       (9,674)       (143,269)       (36,059)       (24,819)        (8,955)        (13,793)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------



    3,384,254     7,370,364      65,804,199     76,834,240     26,139,088     13,930,334      62,361,512
 ------------   -----------    ------------   ------------    -----------    -----------     -----------

    3,889,959     8,599,064      74,364,614     88,010,574     32,280,297     16,831,818      58,423,624


   14,152,134     5,553,070     108,507,923     20,497,349     21,764,275      4,932,457               0
 ------------   -----------    ------------   ------------    -----------    -----------     -----------
 $ 18,042,093   $14,152,134    $182,872,537   $108,507,923    $54,044,572    $21,764,275     $58,423,624
 ============   ===========    ============   ============    ===========    ===========     ===========

    1,433,496       757,111       9,571,243      2,174,647      2,730,172      1,541,426               0
 ------------   -----------    ------------   ------------    -----------    -----------     -----------
    1,746,057       844,802      16,756,460      9,313,003      5,222,534      1,478,915       8,526,423
   (1,463,869)     (168,417)    (11,232,008)    (1,916,407)    (3,239,252)      (290,169)     (2,537,924)
 ------------   -----------    ------------   ------------    -----------    -----------     -----------
    1,715,684     1,433,496      15,095,695      9,571,243      4,713,454      2,730,172       5,988,499
 ============   ===========    ============   ============    ===========    ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                        -------------------------------------------------------------------------------------------
                                            PROFUND VP ASIA 30              PROFUND VP BANKS                 PROFUND VP BEAR
                                       ------------    ---------------------------     ----------------------------   -------------
                                        01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004
                                            TO              TO             TO              TO              TO               TO
                                        12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004
                                       ------------    ------------   ------------    ------------    -------------   -------------
OPERATIONS
 Net investment income (loss) ......   $   (565,150)   $    587,439   $     84,619    $   (156,754)   $  (1,036,520)  $    (907,957)
 Capital gains distributions
  received .........................              0       1,043,025        907,240               0                0               0
 Realized gain (loss) on shares
  redeemed .........................      5,109,313      (2,979,067)    (1,309,841)      1,284,502       (2,160,666)    (10,762,345)
 Net change in unrealized gain
  (loss) on investments ............      1,190,840      (2,392,985)      (159,120)         64,064          371,651       1,284,794
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .      5,735,003      (3,741,588)      (477,102)      1,191,812       (2,825,535)    (10,385,508)
                                       ------------    ------------   ------------    ------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .......      5,662,141      85,696,763      1,005,533      38,526,164        5,615,908     175,049,654
 Surrenders, withdrawals and death
  benefits .........................     (4,798,168)    (72,976,462)      (974,495)    (53,981,164)      (8,942,903)   (223,095,929)
 Net transfers between other
  subaccounts or fixed rate option .     20,963,208     (17,124,703)      (778,722)     21,613,900       26,489,118      32,968,573
 Withdrawal and other charges ......        (27,051)        (25,606)        (5,644)         (7,683)         (39,493)        (41,924)
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............     21,800,130      (4,430,008)      (753,328)      6,151,217       23,122,630     (15,119,626)
                                       ------------    ------------   ------------    ------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................     27,535,133      (8,171,596)    (1,230,430)      7,343,029       20,297,095     (25,505,134)

NET ASSETS
 Beginning of period ...............     40,955,033      49,126,629     13,102,246       5,759,217       28,156,564      53,661,698
                                       ------------    ------------   ------------    ------------    -------------   -------------
 End of period .....................   $ 68,490,166    $ 40,955,033   $ 11,871,816    $ 13,102,246    $  48,453,659   $  28,156,564
                                       ============    ============   ============    ============    =============   =============

 Beginning units ...................      3,205,324       3,845,051      1,047,097         517,386        3,448,238       5,782,535
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Units issued ......................     19,145,930       7,255,238     11,646,062       3,161,195      123,207,607      26,741,959
 Units redeemed ....................    (17,846,909)     (7,894,965)   (11,718,524)     (2,631,484)    (120,346,572)    (29,076,256)
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Ending units ......................      4,504,345       3,205,324        974,635       1,047,097        6,309,273       3,448,238
                                       ============    ============   ============    ============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                                    SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------------------
   PROFUND VP BIOTECHNOLOGY      PROFUND VP BASIC MATERIALS         PROFUND VP ULTRABULL               PROFUND VP BULL
  ---------------------------    ---------------------------    ----------------------------    -----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005       01/01/2004
      TO              TO             TO              TO             TO               TO              TO               TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005       12/31/2004
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

 $   (296,370)   $   (286,067)  $   (347,879)   $   (266,298)  $   (819,910)   $    (983,593)   $  (2,113,771)  $  (2,911,055)
    1,389,747       3,021,493      1,072,799         662,971      8,630,060        9,677,204                0       3,301,957
    1,914,374      (2,696,166)    (2,839,888)        732,550     (4,271,569)       2,797,895       11,768,920       5,089,522
     (679,884)        (31,017)       233,610      (1,635,403)    (2,249,305)      (3,338,192)     (10,142,481)      6,165,442
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


    2,327,867           8,243     (1,881,358)       (506,180)     1,289,276        8,153,314         (487,332)     11,645,866
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


    1,180,954      50,963,433      3,763,570      85,541,674      3,334,777      256,901,519       13,417,778     551,979,647
   (2,903,162)    (48,837,012)    (3,104,977)    (84,266,075)    (8,545,540)    (276,212,110)     (23,247,138)   (502,288,806)

     (339,302)      8,351,688      9,737,004     (26,063,928)   (38,538,649)      35,495,792      (51,823,152)     86,290,893
      (14,018)        (14,533)       (14,071)        (13,796)       (37,999)         (44,027)         (88,931)       (114,637)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------



   (2,075,528)     10,463,576     10,381,526     (24,802,125)   (43,787,411)      16,141,174      (61,741,443)    135,867,097
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

      252,339      10,471,819      8,500,168     (25,308,305)   (42,498,135)      24,294,488      (62,228,775)    147,512,963


   24,750,681      14,278,862     25,613,720      50,922,025     83,929,237       59,634,749      284,796,698     137,283,735
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
 $ 25,003,020    $ 24,750,681   $ 34,113,888    $ 25,613,720   $ 41,431,102    $  83,929,237    $ 222,567,923   $ 284,796,698
 ============    ============   ============    ============   ============    =============    =============   =============

    2,930,404       1,929,427      2,088,406       4,605,719      8,987,935        7,766,455       26,231,728      13,720,881
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
   31,407,945       7,708,120     23,791,372       7,277,766     83,147,169       27,231,032      223,015,576      56,600,682
  (31,835,542)     (6,707,143)   (23,261,083)     (9,795,079)   (87,662,752)     (26,009,552)    (228,975,650)    (44,089,835)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
    2,502,807       2,930,404      2,618,695       2,088,406      4,472,352        8,987,935       20,271,654      26,231,728
 ============    ============   ============    ============   ============    =============    =============   =============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                         ------------------------------------------------------------------------------------------
                                             PROFUND VP CONSUMER            PROFUND VP CONSUMER
                                                  SERVICES                    GOODS PORTFOLIO              PROFUND VP OIL & GAS
                                         ---------------------------    ---------------------------    ----------------------------
                                         01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005      01/01/2004
                                             TO              TO             TO              TO              TO              TO
                                         12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005      12/31/2004
                                        ------------    ------------   ------------    ------------    ------------   -------------
OPERATIONS
 Net investment income (loss) .......   $    (87,227)   $    (76,906)  $   (127,559)   $   (212,133)   $ (2,365,793)  $  (1,177,551)
 Capital gains distributions
  received ..........................              0               0              0         384,349       4,519,817          39,097
 Realized gain (loss) on shares
  redeemed ..........................       (396,622)        390,945        230,820        (750,065)     34,308,658      16,468,589
 Net change in unrealized gain
  (loss) on investments .............       (135,384)        (19,094)      (170,103)         93,415      (5,763,703)        660,991
                                        ------------    ------------   ------------    ------------    ------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS ..       (619,233)        294,945        (66,842)       (484,434)     30,698,979      15,991,126
                                        ------------    ------------   ------------    ------------    ------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ........       (322,560)     41,504,569      1,612,624      47,308,470      20,178,905     106,326,306
 Surrenders, withdrawals and death
  benefits ..........................       (631,926)    (34,521,167)    (1,456,923)    (45,972,599)    (18,429,821)   (137,234,591)
 Net transfers between other
  subaccounts or fixed rate option ..     (6,779,972)        826,547     (3,141,995)      6,721,584      30,786,316      55,659,404
 Withdrawal and other charges .......         (3,937)         (3,518)        (5,855)         (7,880)        (87,128)        (46,313)
                                        ------------    ------------   ------------    ------------    ------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ................     (7,738,395)      7,806,431     (2,992,149)      8,049,575      32,448,272      24,704,806
                                        ------------    ------------   ------------    ------------    ------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ............................     (8,357,628)      8,101,376     (3,058,991)      7,565,141      63,147,251      40,695,932

NET ASSETS
 Beginning of period ................     11,878,663       3,777,286      9,971,629       2,406,488      85,038,392      44,342,460
                                        ------------    ------------   ------------    ------------    ------------   -------------
 End of period ......................   $  3,521,035    $ 11,878,662   $  6,912,638    $  9,971,629    $148,185,643   $  85,038,392
                                        ============    ============   ============    ============    ============   =============

 Beginning units ....................      1,191,661         403,045        920,728         244,725       6,639,985       4,640,216
                                        ------------    ------------   ------------    ------------    ------------   -------------
 Units issued .......................     10,201,756       4,507,869     14,422,913       4,762,637      58,885,690       9,029,788
 Units redeemed .....................    (11,044,917)     (3,719,253)   (14,713,257)     (4,086,634)    (56,582,505)     (7,030,019)
                                        ------------    ------------   ------------    ------------    ------------   -------------
 Ending units .......................        348,500       1,191,661        630,384         920,728       8,943,170       6,639,985
                                        ============    ============   ============    ============    ============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                                   SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------------------------

                                                                 PROFUND VP U.S. GOVERNMENT
     PROFUND VP EUROPE 30           PROFUND VP FINANCIALS                   PLUS                  PROFUND VP HEALTH CARE
  ---------------------------    ---------------------------    ----------------------------    ---------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005     01/01/2004
      TO              TO             TO              TO             TO               TO              TO             TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005     12/31/2004
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------

 $ (1,044,709)   $ (1,216,303)  $   (185,802)   $   (303,674)  $    477,305    $    (256,455)   $   (723,406)  $   (570,302)
    7,516,995         839,152              0               0              0                0               0              0
      964,845      11,576,226        573,565       2,654,654       (504,542)      (3,824,736)      3,438,617     (1,200,023)
   (5,522,457)     (3,768,451)        93,689        (269,156)     1,677,960        3,758,965      (1,153,673)       331,903
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------


    1,914,674       7,430,624        481,452       2,081,824      1,650,723         (322,226)      1,561,538     (1,438,422)
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------


    4,221,430      77,121,556      3,489,289      50,058,068      5,402,418      137,013,727       5,570,304     41,729,192
  (11,161,330)    (79,770,301)    (2,753,298)    (43,762,117)    (7,710,531)    (146,151,839)     (5,131,139)   (31,539,458)

  (16,111,420)    (10,994,446)     3,082,318         991,668     46,585,718       16,037,715      14,791,827      5,052,173
      (38,671)        (51,630)       (18,636)        (22,251)       (35,799)         (33,043)        (33,339)       (33,347)
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------



  (23,089,991)    (13,694,821)     3,799,673       7,265,368     44,241,806        6,866,560      15,197,653     15,208,560
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------

  (21,175,317)     (6,264,197)     4,281,125       9,347,192     45,892,529        6,544,334      16,759,191     13,770,138


  102,514,046     108,778,242     27,137,818      17,790,626     43,240,495       36,696,161      37,119,432     23,349,294
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------
 $ 81,338,729    $102,514,045   $ 31,418,943    $ 27,137,818   $ 89,133,024    $  43,240,495    $ 53,878,623   $ 37,119,432
 ============    ============   ============    ============   ============    =============    ============   ============

   10,430,672      12,852,129      2,336,904       1,706,565      3,732,023        3,342,258       4,052,916      2,641,542
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------
   41,642,892       7,110,283     11,994,589       4,439,072     74,060,918       11,057,457      33,232,382      4,446,446
  (44,592,747)     (9,531,740)   (11,763,346)     (3,808,733)   (70,607,878)     (10,667,693)    (31,774,460)    (3,035,072)
 ------------    ------------   ------------    ------------   ------------    -------------    ------------   ------------
    7,480,817      10,430,672      2,568,147       2,336,904      7,185,063        3,732,022       5,510,838      4,052,916
 ============    ============   ============    ============   ============    =============    ============   ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                     SUBACCOUNTS
                                                 ----------------------------------------------------------------------------------
                                                 PROFUND VP HIGH YIELD      PROFUND VP INDUSTRIALS          PROFUND VP INTERNET
                                                 ---------------------    --------------------------    ---------------------------
                                                      05/02/2005*         01/01/2005     01/01/2004      01/01/2005     01/01/2004
                                                          TO                  TO             TO              TO             TO
                                                      12/31/2005          12/31/2005     12/31/2004      12/31/2005     12/31/2004
                                                 ---------------------   -----------    ------------    ------------   ------------
OPERATIONS
 Net investment income (loss)................        $    577,382        $  (137,301)   $   (167,397)   $   (230,651)  $   (279,118)
 Capital gains distributions received........                   0             98,469         635,419               0        475,514
 Realized gain (loss) on shares redeemed.....            (124,018)          (151,523)        314,344         834,371       (907,108)
 Net change in unrealized gain (loss) on
  investments................................            (222,067)           (36,161)        (66,553)     (1,290,327)       858,177
                                                     ------------        -----------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................             231,297           (226,516)        715,813        (686,607)       147,465
                                                     ------------        -----------    ------------    ------------   ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments.................             245,112            944,226      27,805,090        (147,677)   102,842,689
 Surrenders, withdrawals and death benefits..          (1,885,295)        (1,119,542)    (26,022,460)     (2,435,004)   (76,277,148)
 Net transfers between other subaccounts or
  fixed rate option..........................          36,414,867          1,049,893      (4,784,312)    (13,365,527)       428,055
 Withdrawal and other charges................              (4,669)            (4,902)         (7,032)         (9,280)       (14,717)
                                                     ------------        -----------    ------------    ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS.          34,770,015            869,675      (3,008,714)    (15,957,488)    26,978,879
                                                     ------------        -----------    ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS......          35,001,312            643,159      (2,292,901)    (16,644,095)    27,126,344

NET ASSETS
 Beginning of period.........................                   0          9,458,657      11,751,557      41,983,334     14,856,990
                                                     ------------        -----------    ------------    ------------   ------------
 End of period...............................        $ 35,001,312        $10,101,816    $  9,458,656    $ 25,339,239   $ 41,983,334
                                                     ============        ===========    ============    ============   ============

 Beginning units.............................                   0            808,091       1,160,314       2,333,819        986,421
                                                     ------------        -----------    ------------    ------------   ------------
 Units issued................................          14,053,018          7,597,233       2,334,331      14,664,833      6,866,942
 Units redeemed..............................         (10,745,324)        (7,577,292)     (2,686,554)    (15,669,397)    (5,519,544)
                                                     ------------        -----------    ------------    ------------   ------------
 Ending units................................           3,307,694            828,032         808,091       1,329,255      2,333,819
                                                     ============        ===========    ============    ============   ============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45


                                                    SUBACCOUNTS (CONTINUED)
 -----------------------------------------------------------------------------------------------------------------------------
       PROFUND VP JAPAN           PROFUND VP PRECIOUS METALS      PROFUND VP MID-CAP GROWTH        PROFUND VP MID-CAP VALUE
 ----------------------------    ----------------------------    ----------------------------    -----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004      01/01/2005       01/01/2004
      TO              TO             TO              TO              TO               TO              TO               TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004      12/31/2005       12/31/2004
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------

$    (621,760)   $   (453,802)  $   (999,501)   $    (894,408)  $ (1,244,134)   $    (728,238)   $  (1,835,913)  $  (1,354,483)
            0       1,784,904              0        8,141,043      2,197,929        1,389,259        7,747,653       3,504,943
    5,928,597      (4,685,082)      (446,755)      (9,786,453)     3,361,916         (386,746)       5,552,023       5,435,966
   15,848,292          17,327     17,308,039      (11,084,895)    (1,136,424)       1,818,906       (4,565,195)      3,192,388
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------


   21,155,129      (3,336,653)    15,861,783      (13,624,713)     3,179,287        2,093,181        6,898,568      10,778,814
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------


    4,411,273      41,812,961      8,763,169      124,512,740      4,240,074      147,139,549        7,276,478     179,582,816
   (4,351,332)    (35,539,164)    (6,543,047)    (120,430,914)    (9,360,543)    (123,313,736)     (13,705,254)   (129,722,511)

   80,267,842        (448,940)    34,638,547       (6,163,888)    82,674,119        2,602,687      (26,698,433)     14,274,156
      (20,695)        (18,250)       (42,357)         (39,860)       (42,696)         (28,921)         (52,727)        (43,964)
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------



   80,307,088       5,806,607     36,816,312       (2,121,922)    77,510,954       26,399,579      (33,179,936)     64,090,497
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------

  101,462,217       2,469,954     52,678,095      (15,746,635)    80,690,241       28,492,760      (26,281,368)     74,869,311


   27,662,104      25,192,150     60,442,016       76,188,651     75,035,680       46,542,921      125,392,453      50,523,142
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------
$ 129,124,321    $ 27,662,104   $113,120,111    $  60,442,016   $155,725,921    $  75,035,681    $  99,111,085   $ 125,392,453
=============    ============   ============    =============   ============    =============    =============   =============

    2,765,674       2,740,092      5,015,023        5,642,672      6,820,564        4,689,426       10,343,952       4,741,994
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------
   31,564,018       3,775,994     45,192,735       10,909,016    104,115,853       15,323,511      117,864,173      15,129,191
  (25,314,118)     (3,750,412)   (42,744,025)     (11,536,665)   (98,084,856)     (13,192,373)    (120,701,417)     (9,527,232)
-------------    ------------   ------------    -------------   ------------    -------------    -------------   -------------
    9,015,574       2,765,674      7,463,733        5,015,023     12,851,561        6,820,564        7,506,708      10,343,953
=============    ============   ============    =============   ============    =============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                               SUBACCOUNTS
                                       --------------------------------------------------------------------------------------------
                                                                                                            PROFUND VP RISING
                                       PROFUND VP PHARMACEUTICALS        PROFUND VP REAL ESTATE             RATES OPPORTUNITY
                                       ---------------------------    ----------------------------    -----------------------------
                                       01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005       01/01/2004
                                           TO              TO             TO               TO              TO               TO
                                       12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005       12/31/2004
                                      ------------    ------------   ------------    -------------    -------------   -------------
OPERATIONS
 Net investment income (loss) .....   $   (157,333)   $   (166,626)  $    254,179    $     429,605    $  (1,592,429)  $  (1,798,031)
 Capital gains distributions
  received ........................              0               0              0          550,017                0               0
 Realized gain (loss) on shares
  redeemed ........................     (1,122,276)     (1,947,106)     4,146,178        7,113,417      (10,980,246)    (18,329,479)
 Net change in unrealized gain
  (loss) on investments ...........        118,313         228,874     (3,088,873)       1,090,270          858,683      (1,444,712)
                                      ------------    ------------   ------------    -------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS      (1,161,296)     (1,884,858)     1,311,484        9,183,309      (11,713,992)    (21,572,222)
                                      ------------    ------------   ------------    -------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments ......      1,931,824      37,049,510      5,435,592      280,813,809       11,800,512     180,164,050
 Surrenders, withdrawals and death
  benefits ........................     (1,462,155)    (32,924,328)    (9,413,765)    (266,281,775)     (10,298,221)   (175,305,955)
 Net transfers between other
  subaccounts or fixed rate option        (320,025)     (2,279,566)   (42,306,282)      20,565,021      (29,948,598)     87,835,932
 Withdrawal and other charges .....         (7,756)         (8,342)       (32,756)         (37,988)         (79,531)        (76,743)
                                      ------------    ------------   ------------    -------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ..............        141,888       1,837,274    (46,317,211)      35,059,067      (28,525,838)     92,617,284
                                      ------------    ------------   ------------    -------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ..........................     (1,019,408)        (47,584)   (45,005,727)      44,242,376      (40,239,830)     71,045,062

NET ASSETS
 Beginning of period ..............     11,802,195      11,849,779     79,438,026       35,195,649      112,262,614      41,217,552
                                      ------------    ------------   ------------    -------------    -------------   -------------
 End of period ....................   $ 10,782,787    $ 11,802,195   $ 34,432,299    $  79,438,025    $  72,022,784   $ 112,262,614
                                      ============    ============   ============    =============    =============   =============

 Beginning units ..................      1,435,160       1,316,013      4,720,082        2,564,420       16,152,393       5,315,681
                                      ------------    ------------   ------------    -------------    -------------   -------------
 Units issued .....................     21,966,013       4,134,560     52,002,886       18,409,340       96,643,014      24,905,359
 Units redeemed ...................    (22,023,495)     (4,015,413)   (54,774,456)     (16,253,678)    (101,486,710)    (14,068,647)
                                      ------------    ------------   ------------    -------------    -------------   -------------
 Ending units .....................      1,377,678       1,435,160      1,948,512        4,720,082       11,308,697      16,152,393
                                      ============    ============   ============    =============    =============   =============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47


                                                   SUBACCOUNTS (CONTINUED)
  --------------------------------------------------------------------------------------------------------------------------

         PROFUND VP OTC             PROFUND VP SEMICONDUCTOR      PROFUND VP SMALL-CAP GROWTH      PROFUND VP SHORT MID-CAP
  -----------------------------    ---------------------------    ----------------------------    --------------------------
   01/01/2005      01/01/2004      01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005    11/22/2004*
       TO              TO              TO              TO             TO               TO              TO             TO
   12/31/2005      12/31/2004      12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005     12/31/2004
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------

 $  (1,379,561)   $  (1,782,358)  $   (157,142)   $   (155,402)  $ (2,152,508)   $  (1,676,156)   $    (46,657)  $      (560)
     7,811,980        4,125,262        785,426         282,922              0        7,368,302               0             0
    (4,629,562)        (259,753)       594,925      (2,994,085)     9,698,181        1,694,653        (567,605)      (27,539)
    (4,481,330)      (2,805,776)      (568,193)        450,633     (5,961,295)       7,215,231           1,990          (154)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------


    (2,678,473)        (722,625)       655,016      (2,415,932)     1,584,378       14,602,030        (612,272)      (28,253)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------


     7,352,107      350,881,858        562,186      52,161,125      5,976,270      392,610,601         205,673     6,262,337
   (15,180,033)    (304,757,784)    (1,751,519)    (48,543,036)   (17,395,709)    (319,687,479)       (741,926)   (5,718,914)

   (56,131,881)     (42,684,057)     3,371,504      (8,648,097)   (14,082,076)     (32,130,043)      4,714,483            29
       (67,221)         (88,523)        (5,311)         (7,648)       (74,352)         (55,017)           (890)          (14)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------

   (64,027,028)       3,351,494      2,176,860      (5,037,656)   (25,575,867)      40,734,062       4,177,340       543,438
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------



   (66,705,501)       2,628,869      2,831,876      (7,453,588)   (23,991,489)      55,336,092       3,565,068       515,185


   156,072,573      153,443,704     10,852,914      18,306,502    208,744,200      153,408,108         515,185             0
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------
 $  89,367,072    $ 156,072,573   $ 13,684,790    $ 10,852,914   $184,752,711    $ 208,744,200    $  4,080,253   $   515,185
 =============    =============   ============    ============   ============    =============    ============   ===========

    20,721,420       25,158,040      1,507,011       1,915,121     16,740,590       14,600,310          53,108             0
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------
   124,185,705       49,451,071     28,313,768      10,508,049     95,896,401       33,784,874      15,236,965       642,768
  (133,440,900)     (53,887,691)   (28,042,939)    (10,916,159)   (98,840,023)     (31,644,594)    (14,818,203)     (589,660)
 -------------    -------------   ------------    ------------   ------------    -------------    ------------   -----------
    11,466,225       20,721,420      1,777,840       1,507,011     13,796,968       16,740,590         471,870        53,108
 =============    =============   ============    ============   ============    =============    ============   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                               SUBACCOUNTS
                                      ---------------------------------------------------------------------------------------------

                                          PROFUND VP SHORT OTC         PROFUND VP SHORT SMALL-CAP      PROFUND VP SMALL-CAP VALUE
                                      -----------------------------    ---------------------------    -----------------------------
                                       01/01/2005      01/01/2004      01/01/2005      11/22/2004*     01/01/2005       01/01/2004
                                           TO              TO              TO              TO              TO               TO
                                       12/31/2005      12/31/2004      12/31/2005      12/31/2004      12/31/2005       12/31/2004
                                     -------------    -------------   ------------    ------------    -------------   -------------
OPERATIONS
 Net investment income (loss) ....   $    (627,824)   $    (781,680)  $   (310,376)   $     (4,492)   $  (1,250,744)  $  (1,501,971)
 Capital gains distributions
  received .......................               0                0              0               0        4,378,979       3,807,926
 Realized gain (loss) on shares
  redeemed .......................      (2,642,526)     (17,662,809)      (330,716)       (278,391)      (2,347,922)      1,556,262
 Net change in unrealized gain
  (loss) on investments ..........         983,628          789,515         51,724         (18,842)      (2,947,373)      2,703,622
                                     -------------    -------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS .....................      (2,286,722)     (17,654,974)      (589,368)       (301,725)      (2,167,060)      6,565,839
                                     -------------    -------------   ------------    ------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .....       3,813,146      104,789,711        741,542      27,955,308        5,532,319     272,903,424
 Surrenders, withdrawals and
  death benefits .................      (5,474,728)    (151,441,661)    (3,374,183)    (25,109,258)      (9,324,505)   (211,281,779)
 Net transfers between other
  subaccounts or fixed rate
  option .........................      20,144,386       49,196,809      7,324,811          14,956     (108,388,922)    (39,676,841)
 Withdrawal and other charges ....         (24,994)         (40,595)        (7,790)            (56)         (42,348)        (50,173)
                                     -------------    -------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS .............      18,457,810        2,504,264      4,684,380       2,860,950     (112,223,456)     21,894,631
                                     -------------    -------------   ------------    ------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS .........................      16,171,088      (15,150,710)     4,095,012       2,559,225     (114,390,516)     28,460,470

NET ASSETS
 Beginning of period .............      15,078,146       30,228,856      2,559,225               0      175,602,427     147,141,957
                                     -------------    -------------   ------------    ------------    -------------   -------------
 End of period ...................   $  31,249,234    $  15,078,146   $  6,654,237    $  2,559,225    $  61,211,911   $ 175,602,427
                                     =============    =============   ============    ============    =============   =============

 Beginning units .................       2,547,075        4,453,229        268,195               0       14,280,660      14,977,525
                                     -------------    -------------   ------------    ------------    -------------   -------------
 Units issued ....................     145,585,073       18,299,011     54,071,664       2,569,137       64,931,623      22,846,530
 Units redeemed ..................    (142,830,729)     (20,205,165)   (53,613,429)     (2,300,942)     (74,472,738)    (23,543,395)
                                     -------------    -------------   ------------    ------------    -------------   -------------
 Ending units ....................       5,301,419        2,547,075        726,430         268,195        4,739,545      14,280,660
                                     =============    =============   ============    ============    =============   =============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49


                                                    SUBACCOUNTS (CONTINUED)
  ---------------------------------------------------------------------------------------------------------------------------
                                         PROFUND VP
     PROFUND VP TECHNOLOGY           TELECOMMUNICATIONS           PROFUND VP ULTRAMID-CAP            PROFUND VP ULTRAOTC
  ---------------------------    ---------------------------    ----------------------------    -----------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005       01/01/2004      01/01/2005       01/01/2004
      TO              TO             TO              TO             TO               TO              TO               TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005       12/31/2004      12/31/2005       12/31/2004
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

 $   (118,738)   $   (268,813)  $     60,003    $    (64,080)  $ (1,110,361)   $    (726,144)   $  (1,283,162)  $  (1,407,706)
      822,315         281,208        325,285         587,413      6,866,213        3,485,288        6,852,466      12,863,543
     (130,431)        367,554     (1,785,955)      1,225,650      9,409,770        3,782,255       (7,559,048)     (2,694,317)
     (783,217)       (303,835)      (336,755)       (424,206)    (5,749,914)       3,074,174      (13,442,317)     (1,368,229)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


     (210,071)         76,114     (1,737,422)      1,324,777      9,415,708        9,615,573      (15,432,061)      7,393,291
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------


      583,804      49,815,686        794,354      45,674,038      7,524,308      211,471,637        5,966,744     219,502,132
   (2,238,446)    (46,655,172)      (960,905)    (47,960,972)   (11,146,887)    (175,910,781)      (8,909,398)   (174,124,978)

   (2,429,814)     (4,470,662)    (7,176,633)     11,372,363     (6,513,928)       4,919,822      (32,091,220)    (16,117,964)
       (6,882)        (11,980)        (7,535)        (12,100)       (38,214)         (26,774)         (82,854)        (92,894)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------



   (4,091,338)     (1,322,128)    (7,350,719)      9,073,329    (10,174,721)      40,453,904      (35,116,728)     29,166,296
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------

   (4,301,409)     (1,246,014)    (9,088,141)     10,398,106       (759,013)      50,069,477      (50,548,789)     36,559,587


   19,542,081      20,788,095     17,888,285       7,490,179     88,421,543       38,352,066      146,749,771     110,190,184
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
 $ 15,240,672    $ 19,542,081   $  8,800,144    $ 17,888,285   $ 87,662,530    $  88,421,543    $  96,200,982   $ 146,749,771
 ============    ============   ============    ============   ============    =============    =============   =============

    3,441,646       3,794,916      2,863,053       1,363,145      6,891,212        3,833,081       80,485,280      77,397,873
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
   19,187,625       9,514,918     19,445,020       7,484,584     67,888,729       18,871,697      297,842,371     105,129,315
  (19,931,893)     (9,868,188)   (21,019,301)     (5,984,676)   (69,297,634)     (15,813,566)    (323,085,872)   (102,041,908)
 ------------    ------------   ------------    ------------   ------------    -------------    -------------   -------------
    2,697,378       3,441,646      1,288,772       2,863,053      5,482,307        6,891,212       55,241,779      80,485,280
 ============    ============   ============    ============   ============    =============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      A50

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                            SUBACCOUNTS
                                     -------------------------------------------------------------------------------------------
                                      PROFUND VP ULTRASMALL-CAP          PROFUND VP UTILITIES       PROFUND VP LARGE-CAP GROWTH
                                    -----------------------------    ---------------------------     ---------------------------
                                     01/01/2005       01/01/2004      01/01/2005     01/01/2004      01/01/2005     11/22/2004*
                                         TO               TO              TO             TO              TO              TO
                                     12/31/2005       12/31/2004      12/31/2005     12/31/2004      12/31/2005      12/31/2004
                                    -------------   -------------    ------------   ------------    ------------    ------------
OPERATIONS
 Net investment income (loss)...    $    (755,663)  $  (1,047,697)   $   (809,754)  $   (146,714)   $   (465,646)   $     (2,174)
 Capital gains distributions
  received......................       18,244,402      18,031,685       1,014,460        808,644          37,408               0
 Realized gain (loss) on shares
  redeemed......................      (23,102,302)     (4,337,964)     11,077,495      5,764,341        (965,389)         40,032
 Net change in unrealized gain
  (loss) on investments.........       (8,682,048)      5,308,980      (4,493,364)     1,586,102       1,959,326           3,336
                                    -------------   -------------    ------------   ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS....................      (14,295,611)     17,955,004       6,788,837      8,012,373         565,699          41,194
                                    -------------   -------------    ------------   ------------    ------------    ------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments....        2,795,219     373,302,552      10,963,878     83,382,335       1,427,046      15,549,730
 Surrenders, withdrawals and
  death benefits................       (7,227,810)   (277,920,616)    (13,127,754)   (87,376,767)     (3,949,473)    (12,101,756)
 Net transfers between other
  subaccounts or fixed rate
  option........................     (114,851,994)    (23,307,506)     19,316,864     25,318,531      81,528,974           9,175
 Withdrawal and other charges...          (29,959)        (40,297)        (54,514)       (20,960)        (12,611)            (25)
                                    -------------   -------------    ------------   ------------    ------------    ------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS............     (119,314,544)     72,034,133      17,098,474     21,303,139      78,993,936       3,457,124
                                    -------------   -------------    ------------   ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS........................     (133,610,155)     89,989,137      23,887,311     29,315,512      79,559,635       3,498,317

NET ASSETS
 Beginning of period............      173,324,393      83,335,256      51,953,128     22,637,616       3,498,317               0
                                    -------------   -------------    ------------   ------------    ------------    ------------
 End of period..................    $  39,714,238   $ 173,324,393    $ 75,840,439   $ 51,953,128    $ 83,057,952    $  3,498,317
                                    =============   =============    ============   ============    ============    ============

 Beginning units................       12,860,531       8,428,281       5,238,227      2,837,987         337,056               0
                                    -------------   -------------    ------------   ------------    ------------    ------------
 Units issued...................       60,522,358      31,044,516      51,187,865      9,638,489      33,596,884       1,392,312
 Units redeemed.................      (70,276,346)    (26,612,266)    (50,043,445)    (7,238,249)    (25,881,647)     (1,055,257)
                                    -------------   -------------    ------------   ------------    ------------    ------------
 Ending units...................        3,106,543      12,860,531       6,382,647      5,238,227       8,052,293         337,056
                                    =============   =============    ============   ============    ============    ============


 * Date subaccount became available for investment

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51


                                               SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------------------
  PROFUND VP LARGE-CAP VALUE            RYDEX NOVA                     RYDEX OTC                   RYDEX URSA
  ---------------------------    -------------------------    ---------------------------    -----------------------
  01/01/2005     11/22/2004*     01/01/2005    01/01/2004     01/01/2005      01/01/2004     01/01/2005   01/01/2004
      TO              TO             TO            TO             TO              TO             TO           TO
  12/31/2005      12/31/2004     12/31/2005    12/31/2004     12/31/2005      12/31/2004     12/31/2005   12/31/2004
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------

 $   (577,488)   $     (4,419)  $   (89,557)   $  (137,716)  $   (469,917)   $   (609,061)   $  (18,602)  $  (25,465)
      250,803               0             0              0              0               0             0            0
       74,039          75,070    (1,322,171)    (2,102,222)   (10,481,921)    (10,418,039)      (95,269)    (104,480)
    1,387,939          11,961     1,570,348      3,462,275     10,257,626      13,930,012        89,201      (77,404)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------


    1,135,293          82,612       158,620      1,222,337       (694,212)      2,902,912       (24,670)    (207,349)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------


    2,450,671      51,280,905        29,578        324,821        234,090         450,929        17,801       11,167
   (4,393,787)    (46,819,843)   (1,063,774)    (1,611,122)    (4,847,675)     (6,177,548)     (109,939)    (272,966)

   74,495,738          17,801    (1,378,730)    (1,370,064)    (6,277,144)     (5,549,041)     (135,893)    (122,117)
      (17,309)           (383)       (9,100)       (11,644)       (56,833)        (70,379)       (1,206)      (1,945)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------



   72,535,313       4,478,480    (2,422,026)    (2,668,009)   (10,947,562)    (11,346,039)     (229,237)    (385,861)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------

   73,670,606       4,561,092    (2,263,406)    (1,445,672)   (11,641,774)     (8,443,127)     (253,907)    (593,210)


    4,561,092               0    10,006,127     11,451,799     41,863,950      50,307,077     1,435,194    2,028,404
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------
 $ 78,231,698    $  4,561,092   $ 7,742,721    $10,006,127   $ 30,222,176    $ 41,863,950    $1,181,287   $1,435,194
 ============    ============   ===========    ===========   ============    ============    ==========   ==========

      439,880               0     1,583,935      2,051,127      6,735,615       8,736,764       148,964      186,419
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------
   35,250,852       3,063,866        36,209         33,616        160,258          64,533         4,487        1,119
  (28,253,961)     (2,623,986)     (425,926)      (500,808)    (2,022,285)     (2,065,682)      (28,143)     (38,575)
 ------------    ------------   -----------    -----------   ------------    ------------    ----------   ----------
    7,436,771         439,880     1,194,218      1,583,935      4,873,588       6,735,615       125,308      148,964
 ============    ============   ===========    ===========   ============    ============    ==========   ==========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                SUBACCOUNTS
                                        -------------------------------------------------------------------------------------------

                                                                       AIM V.I. FINANCIAL SERVICES
                                          AIM V.I. DYNAMICS FUND                  FUND                  AIM V.I. HEALTH CARE FUND
                                        ---------------------------    ---------------------------    -----------------------------
                                        01/01/2005      01/01/2004     01/01/2005      01/01/2004      01/01/2005       01/01/2004
                                            TO              TO             TO              TO              TO               TO
                                        12/31/2005      12/31/2004     12/31/2005      12/31/2004      12/31/2005       12/31/2004
                                       ------------    ------------   ------------    ------------    -------------   -------------
OPERATIONS
 Net investment income (loss) ......   $   (957,307)   $ (1,135,155)  $     12,883    $   (712,373)   $  (1,661,112)  $  (1,880,537)
 Capital gains distributions
  received .........................              0               0              0               0                0               0
 Realized gain (loss) on shares
  redeemed .........................      5,593,903       3,795,704      6,144,152       7,409,463        5,987,160       3,117,453
 Net change in unrealized gain
  (loss) on investments ............        220,686       4,101,854     (3,989,376)       (930,034)       2,357,983       5,071,601
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS .      4,857,282       6,762,403      2,167,659       5,767,056        6,684,031       6,308,517
                                       ------------    ------------   ------------    ------------    -------------   -------------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .......      2,957,770      15,141,811      4,051,234      10,961,064        7,384,114      17,005,849
 Surrenders, withdrawals and death
  benefits .........................     (7,043,396)    (16,560,712)   (10,380,372)    (18,129,947)     (14,672,907)    (24,296,397)
 Net transfers between other
  subaccounts or fixed rate option .    (10,657,759)    (19,659,884)      (956,840)     (9,862,478)      (5,119,508)     (6,066,437)
 Withdrawal and other charges ......        (65,217)        (74,218)       (64,867)        (83,024)        (103,067)       (123,795)
                                       ------------    ------------   ------------    ------------    -------------   -------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM CONTRACT
  OWNER TRANSACTIONS ...............    (14,808,602)    (21,153,003)    (7,350,845)    (17,114,385)     (12,511,368)    (13,480,780)
                                       ------------    ------------   ------------    ------------    -------------   -------------

TOTAL INCREASE (DECREASE) IN NET
  ASSETS ...........................     (9,951,320)    (14,390,600)    (5,183,186)    (11,347,329)      (5,827,337)     (7,172,263)

NET ASSETS
 Beginning of period ...............     70,631,569      85,022,169     86,730,223      98,077,552      122,422,353     129,594,616
                                       ------------    ------------   ------------    ------------    -------------   -------------
 End of period .....................   $ 60,680,249    $ 70,631,569   $ 81,547,037    $ 86,730,223    $ 116,595,016   $ 122,422,353
                                       ============    ============   ============    ============    =============   =============

 Beginning units ...................      7,132,841       9,813,234      6,187,569       7,446,589        9,914,444      11,072,391
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Units issued ......................      2,653,164       1,394,770      2,473,888         896,124        3,720,290       1,902,271
 Units redeemed ....................     (4,186,330)     (4,075,163)    (2,959,919)     (2,155,144)      (4,725,805)     (3,060,218)
                                       ------------    ------------   ------------    ------------    -------------   -------------
 Ending Units ......................      5,599,675       7,132,841      5,701,538       6,187,569        8,908,929       9,914,444
                                       ============    ============   ============    ============    =============   =============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53


                                                SUBACCOUNTS (CONTINUED)
  --------------------------------------------------------------------------------------------------------------------
                                    WFVT ADVANTAGE ASSET          WFVT ADVANTAGE EQUITY      WFVT ADVANTAGE C&B LARGE
  AIM V.I. - TECHNOLOGY FUND             ALLOCATION                      INCOME                      CAP VALUE
  ---------------------------    ---------------------------    -------------------------    -------------------------
  01/01/2005      01/01/2004     01/01/2005      01/01/2004     01/01/2005    01/01/2004     01/01/2005     01/01/2004
      TO              TO             TO              TO             TO            TO             TO             TO
  12/31/2005      12/31/2004     12/31/2005      12/31/2004     12/31/2005    12/31/2004     12/31/2005     12/31/2004
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------

 $ (1,075,230)   $ (1,297,404)  $    799,152    $    847,509   $   (36,610)   $    26,342    $  (121,382)  $    38,732
            0               0      2,837,057       4,535,919             0              0              0             0
    3,631,149       8,579,759     (2,230,900)     (1,273,446)    1,761,180      1,740,070        223,976      (747,628)
   (3,239,638)     (3,717,014)     2,790,365       6,487,238      (621,481)       810,492        190,367     2,640,626
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------


     (683,719)      3,565,341      4,195,674      10,597,220     1,103,089      2,576,904        292,961     1,931,730
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------


      989,497       4,630,496        117,682       3,502,211     2,570,521      9,019,978         84,880       930,005
   (9,370,373)    (16,196,995)   (22,380,323)    (22,298,301)   (4,033,262)    (8,135,452)    (2,875,633)   (3,348,113)

  (12,929,797)      9,632,776     (5,076,492)       (964,889)      (43,838)     5,357,257       (888,017)      (13,552)
      (91,055)       (104,486)       (58,231)        (58,410)      (24,633)       (20,411)        (9,774)      (11,044)
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------



  (21,401,728)     (2,038,209)   (27,397,364)    (19,819,389)   (1,531,212)     6,221,372     (3,688,544)   (2,442,704)
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------

  (22,085,447)      1,527,132    (23,201,690)     (9,222,169)     (428,123)     8,798,276     (3,395,583)     (510,974)


   94,451,413      92,924,281    142,216,127     151,438,296    31,951,408     23,153,132     21,280,543    21,791,517
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------
 $ 72,365,966    $ 94,451,413   $119,014,437    $142,216,127   $31,523,285    $31,951,408    $17,884,960   $21,280,543
 ============    ============   ============    ============   ===========    ===========    ===========   ===========

   18,009,965      18,239,131      6,330,630       7,245,117     2,903,073      2,327,701      2,342,679     2,644,097
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------
    1,833,492         843,898        197,309         207,891     1,594,800        810,628        164,458       111,534
   (6,178,776)     (1,073,064)    (1,404,777)     (1,122,378)   (1,790,744)      (235,256)      (573,256)     (412,952)
 ------------    ------------   ------------    ------------   -----------    -----------    -----------   -----------
   13,664,681      18,009,965      5,123,162       6,330,630     2,707,129      2,903,073      1,933,881     2,342,679
 ============    ============   ============    ============   ===========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")


STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2005 and 2004


                                                                                     SUBACCOUNTS
                                                  ---------------------------------------------------------------------------------
                                                    WFVT ADVANTAGE LARGE           WFVT ADVANTAGE           WFVT ADVANTAGE LARGE
                                                        COMPANY CORE             INTERNATIONAL CORE            COMPANY GROWTH
                                                  -------------------------    -----------------------    -------------------------
                                                  01/01/2005    01/01/2004    01/01/2005    01/01/2004    01/01/2005     01/01/2004
                                                      TO            TO            TO            TO            TO             TO
                                                  12/31/2005    12/31/2004    12/31/2005    12/31/2004    12/31/2005     12/31/2004
                                                 -----------    -----------   ----------    ----------    -----------   -----------
OPERATIONS
 Net investment income (loss) ................   $  (252,519)   $  (510,677)  $   11,056    $  (31,870)   $  (169,721)  $  (216,982)
 Capital gains distributions received ........             0              0       71,964             0              0             0
 Realized gain (loss) on shares redeemed .....    (4,916,672)    (3,764,808)      75,345       (27,986)    (1,417,519)   (1,297,390)
 Net change in unrealized gain (loss) on
  investments ................................     3,831,210      6,459,005       47,770       265,552      2,046,487     1,744,184
                                                 -----------    -----------   ----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..................    (1,337,981)     2,183,520      206,135       205,696        459,247       229,812
                                                 -----------    -----------   ----------    ----------    -----------   -----------

CONTRACT OWNER TRANSACTIONS
 Contract owner net payments .................        48,951        102,235        5,063       385,501         37,217     1,827,643
 Surrenders, withdrawals and death benefits ..    (6,706,898)    (6,658,746)    (494,805)     (421,867)    (1,860,226)   (2,644,022)
 Net transfers between other subaccounts or
  fixed rate option ..........................    (1,264,018)    (1,881,358)     133,569       226,025       (750,972)      189,399
 Withdrawal and other charges ................       (10,694)       (11,957)      (1,963)       (1,999)        (9,109)       (9,689)
                                                 -----------    -----------   ----------    ----------    -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CONTRACT OWNER TRANSACTIONS .    (7,932,659)    (8,449,826)    (358,136)      187,660     (2,583,090)     (636,669)
                                                 -----------    -----------   ----------    ----------    -----------   -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ......    (9,270,640)    (6,266,306)    (152,001)      393,356     (2,123,843)     (406,857)

NET ASSETS
 Beginning of period .........................    33,512,352     39,778,658    2,802,390     2,409,034     15,147,069    15,553,927
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 End of period ...............................   $24,241,712    $33,512,352   $2,650,389    $2,802,390    $13,023,226   $15,147,070
                                                 ===========    ===========   ==========    ==========    ===========   ===========

 Beginning units .............................     1,872,553      2,373,768      326,851       309,343      1,766,952     1,878,768
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 Units issued ................................        24,648          9,132       68,321        44,442        144,329       196,778
 Units redeemed ..............................      (490,904)      (510,347)    (106,526)      (26,934)      (455,587)     (308,594)
                                                 -----------    -----------   ----------    ----------    -----------   -----------
 Ending Units ................................     1,406,297      1,872,553      288,646       326,851      1,455,694     1,766,952
                                                 ===========    ===========   ==========    ==========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55


                                SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------

                                 WFVT ADVANTAGE SMALL CAP      WFVT ADVANTAGE TOTAL
  WFVT ADVANTAGE MONEY MARKET             GROWTH                    RETURN BOND
  ---------------------------    ------------------------    -------------------------
  01/01/2005      01/01/2004    01/01/2005     01/01/2004    01/01/2005     01/01/2004
      TO              TO            TO             TO            TO             TO
  12/31/2005      12/31/2004    12/31/2005     12/31/2004    12/31/2005     12/31/2004
 ------------    ------------   ----------    -----------    -----------   -----------

 $    328,190    $   (294,314)  $  (75,548)   $   (83,672)   $   431,560   $   482,715
            0               0            0              0         81,999     1,477,381
            0               0     (877,683)    (1,905,464)        63,248       283,568
            0               0    1,143,935      2,654,276       (491,619)   (1,547,947)
 ------------    ------------   ----------    -----------    -----------   -----------


      328,190        (294,314)     190,704        665,140         85,188       695,717
 ------------    ------------   ----------    -----------    -----------   -----------


       57,446      16,359,519        6,675        386,622         36,960       259,731
  (29,714,645)    (42,664,912)    (646,569)      (842,591)    (3,229,909)   (4,156,082)

   21,685,204      14,522,832     (281,125)      (309,046)      (427,391)   (1,754,603)
      (14,379)        (16,001)      (3,751)        (4,379)        (6,964)       (6,444)
 ------------    ------------   ----------    -----------    -----------   -----------



   (7,986,374)    (11,798,562)    (924,770)      (769,394)    (3,627,304)   (5,657,398)
 ------------    ------------   ----------    -----------    -----------   -----------

   (7,658,184)    (12,092,876)    (734,066)      (104,254)    (3,542,116)   (4,961,681)


   34,621,069      46,713,945    5,945,665      6,049,919     21,323,260    26,284,941
 ------------    ------------   ----------    -----------    -----------   -----------
 $ 26,962,885    $ 34,621,069   $5,211,599    $ 5,945,665    $17,781,144   $21,323,260
 ============    ============   ==========    ===========    ===========   ===========

    2,745,812       3,678,382      635,944        735,016      1,599,730     2,027,228
 ------------    ------------   ----------    -----------    -----------   -----------
    2,453,740       1,324,371       30,043         32,712         42,234        18,679
   (3,084,440)     (2,256,941)    (136,143)      (131,784)      (313,278)     (446,177)
 ------------    ------------   ----------    -----------    -----------   -----------
    2,115,112       2,745,812      529,844        635,944      1,328,686     1,599,730
 ============    ============   ==========    ===========    ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                        NOTES TO FINANCIAL STATEMENTS OF
                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                    VARIABLE ACCOUNT B ("Variable Account B")

NOTE 1:   GENERAL

          American Skandia Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. American Skandia Life Assurance Corporation ("American Skandia" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under ss.38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by American Skandia. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of American Skandia.

          The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by American Skandia. The following is a list of each variable annuity product funded through the Separate Account.

LifeVest Personal Security Annuity ("PSA")               Wells Fargo Stagecoach Extra Credit ("Stagecoach Extra Credit")
Alliance Capital Navigator ("ACN")                       Evergreen Skandia Harvester XTra Credit ("Harvester XTra Credit")
American Skandia Advisor Plan ("ASAP")                   American Skandia XTra Credit Premier ("XTra Credit Premier")
American Skandia Advisor Plan II ("ASAP II")             American Skandia XTra Credit FOUR ("XTtra Credit FOUR")
Evergreen Skandia Harvester Variable Annuity             American Skandia XTra Credit FOUR Premier ("XTra Credit FOUR Premier")
   ("Harvester Variable Annuity")                        American Skandia XTra Credit SIX ("XTra Credit SIX")
American Skandia Advisor Plan II Premier                 American Skandia Protector ("AS Protector")
   ("ASAP II Premier")                                   Wells Fargo Stagecoach Variable Annuity ("Stagecoach")
American Skandia Advisor Plan III ("ASAP III")           Wells Fargo Stagecoach Variable Annuity Plus ("Stagecoach VA+")
American Skandia Apex ("Apex")                           American Skandia Advisors Choice ("Choice")
Wells Fargo Stagecoach Apex                              American Skandia Advisors Choice 2000 ("Choice 2000")
American Skandia Apex II ("Apex II")                     American Skandia Impact ("AS Impact")
American Skandia LifeVest ("ASL")                        Defined Investments Annuity
Wells Fargo Stagecoach Variable Annuity Flex             Galaxy Variable Annuity III ("Galaxy III")
   ("Stagecoach Flex")                                   American Skandia Advisors Income Annuity ("ASAIA")
American Skandia LifeVest Premier ("ASL Premier")        American Skandia Variable Immediate Annuity ("ASVIA")
American Skandia LifeVest II ("ASL II")                  Stagecoach ASAP III
American Skandia LifeVest II Premier ("ASL II Premier")
American Skandia XTra Credit ("XTra Credit")
Stagecoach Apex II
Stagecoach XTra Credit SIX

The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

The Separate Account consists of one hundred and twenty-three subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., American Skandia Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.

                                      A57

          The name of each Portfolio and the corresponding subaccount name are as follows:

AMERICAN SKANDIA TRUST                        WELLS FARGO VARIABLE TRUST                    PROFUNDS VP
AST AllianceBernstein Growth & Income         Advantage Asset Allocation                    Asia 30
AST T. Rowe Price Large-Cap Growth            Advantage Equity Income                       Banks
AST American Century Income & Growth          Advantage C&B Large Cap Value                 Bear
AST American Century Strategic Balanced       Advantage Large Company Core                  Biotechnology
AST Money Market                              Advantage International Core                  Basic Materials
AST Cohen & Steers Real Estate                Advantage Large Company Growth                UltraBull
AST Global Allocation                         Advantage Money Market                        Bull
AST DeAm Large-Cap Value Portfolio            Advantage Small Cap Growth                    Consumer Services
AST DeAm Small-Cap Growth Portfolio           Advantage Total Return Bond                   ConsumerGoodsPortfolio
AST DeAm Small-Cap Value Portfolio                                                          Oil & Gas
AST Goldman Sachs High Yield                  EVERGREEN VARIABLE ANNUITY TRUST              Europe 30
AST Federated Aggressive Growth               Balanced                                      Financials
AST Mid-Cap Value                             Growth                                        U.S. Government Plus
AST Small-Cap Value                           International Equity                          Health Care
AST Goldman Sachs Concentrated Growth         Fundamental Large Cap                         High Yield
AST Goldman Sachs Mid-Cap Growth              Omega                                         Industrials
AST Goldman Sachs Small Cap Value             Special Values                                Internet
AST Large-Cap Value                           Strategic Income                              Japan
AST Lord Abbett Bond Debenture                                                              Precious Metals
AST Marsico Capital Growth                    FIRST DEFINED PORTFOLIO FUND LLC              Mid-Cap Growth
AST MFS Growth                                First Trust* Managed VIP                      Mid-Cap Value
AST Neuberger & Berman Mid-Cap Growth         First Trust* The Dow Target 10                Pharmaceuticals
AST Neuberger & Berman Mid-Cap Value          First Trust* Global DividendTarget 15         Real Estate
AST Small Cap Growth                          First Trust* S&P Target 24                    Rising Rates Opportunity
AST PIMCO Limited Maturity Bond               First Trust* NASDAQ Target 15                 OTC
AST PIMCO Total Return Bond                   First Trust* Value Line* Target 25            Semiconductor
AST AllianceBernstein Core Value              First Trust* 10 Uncommon Values               Small-Cap Growth
AST AllianceBernstein Managed Index 500       First Trust* Energy Sector                    Short Mid-Cap
AST T. Rowe Price Natural Resources           First Trust* Financial Services               Short OTC
AST T. Rowe Price Asset Allocation            First Trust* PharmHealth Sector               Short Small-Cap
AST LSV International Value                   First Trust* Technology                       Small-Cap Value
AST MFS Global Equity                         First Trust* Dow Target Dividend              Technology
AST JP Morgan International Equity                                                          Telecommunications
AST T. Rowe Price Global Bond                 AIM VARIABLE INVESTMENT FUNDS, INC            Ultra Mid-Cap
AST William Blair International Growth        Dynamics                                      Ultra OTC
AST Aggressive Asset Allocation               Financial Services                            Ultra Small-Cap
AST Capital Growth Asset Allocation           Global Health Care                            Utilities
AST Balanced Asset Allocation                 Technology                                    Large-Cap Growth
AST Conservative Asset Allocation                                                           Large-Cap Value
AST Preservation Asset Allocation             LIBERTY VARIABLE INVESTMENT TRUST
                                              Columbia High Yield VS                        RYDEX VARIABLE TRUST
GARTMORE FUNDS                                Columbia Large Cap Growth Stock, VS           Nova
GVIT Developing Markets                       Liberty Asset Allocation VS                   Ursa
                                              Liberty Federal Securities VS                 OTC
PRUDENTIAL SERIES FUNDS                       Liberty Money Market VS
SP William Blair International Growth         Liberty Small Company Growth VS               DAVIS FUNDS
                                                                                            Value Fund

NOTE 2:   SIGNIFICANT ACCOUNTING POLICIES

          The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

          Investments -- The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

                                      A58

          Security Transactions -- Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

          Distributions Received -- Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

NOTE 3:   TAXES

          American Skandia Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 4:   DISTRIBUTIONS RECEIVED

          Dividends accrued and/or accrued and paid by the Portfolios to the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the applicable Portfolios and are recorded on the ex distribution date. Such additional full and fractional shares of the Portfolios are reflected in the daily calculation of the accumulation unit value for each Sub-account of the Separate Account.

NOTE 5:   PURCHASES AND SALES OF INVESTMENTS

          The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2005 were as follows:

                                                                             PURCHASES          SALES
                                                                         --------------  -----------------
AST AllianceBernstein Growth & Income. . . . . . . . . . . . . . . . .   $  941,585,289  $   (456,521,827)
AST T. Rowe Price Large-Cap Growth Portfolio . . . . . . . . . . . . .   $   89,116,574  $    (75,880,595)
AST American Century Income & Growth Portfolio . . . . . . . . . . . .   $   39,661,603  $   (119,418,584)
AST American Century Strategic Balanced Portfolio . . . . . . . . . . .  $   32,906,512  $    (68,686,396)
AST Money Market Portfolio . . . . . . . . . . . . . . . . . . . . . .   $6,262,704,000  $ (6,043,072,802)
AST Cohen & Steers Real Estate Portfolio. . . . . . . . . . . . . . . .  $   96,242,422  $   (164,176,362)
AST Global Allocation . . . . . . . . . . . . . . . . . . . . . . . . .  $   20,865,523  $    (63,788,909)
AST DeAm Large-Cap Value Portfolio . . . . . . . . . . . . . . . . . .   $   67,553,449  $    (47,914,083)
AST DeAm Small-Cap Growth Portfolio . . . . . . . . . . . . . . . . . .  $   20,326,678  $    (96,931,365)
AST DeAm Small-Cap Value Portfolio. . . . . . . . . . . . . . . . . . .  $   64,141,336  $    (63,890,944)
AST Goldman Sachs High Yield Portfolio . . . . . . . . . . . . . . . .   $  459,511,160  $   (688,379,103)
AST Federated Aggressive Growth Portfolio . . . . . . . . . . . . . . .  $  242,593,944  $   (102,853,712)
AST Mid-Cap Value Portfolio . . . . . . . . . . . . . . . . . . . . . .  $   30,974,327  $    (74,543,044)
AST Small-Cap Value Portfolio . . . . . . . . . . . . . . . . . . . . .  $  294,909,645  $   (228,032,753)
AST Goldman Sachs Concentrated Growth Portfolio . . . . . . . . . . . .  $   19,477,799  $   (249,530,503)
AST Goldman Sachs Mid-Cap Growth Portfolio . . . . . . . . . . . . . .   $  164,129,593  $    (66,995,680)
AST Goldman Sachs Small Cap Value Portfolio . . . . . . . . . . . . . .  $    6,456,531  $    (82,356,031)
AST Large-Cap Value Portfolio . . . . . . . . . . . . . . . . . . . . .  $  175,366,196  $   (176,931,319)
AST Lord Abbett Bond Debenture Portfolio . . . . . . . . . . . . . . .   $  466,976,168  $   (244,103,371)
AST Marsico Capital Growth Portfolio . . . . . . . . . . . . . . . . .   $  960,082,631  $   (482,356,806)
AST MFS Growth Portfolio . . . . . . . . . . . . . . . . . . . . . . .   $  126,311,933  $   (138,827,815)
AST Neuberger & Berman Mid-Cap Growth Portfolio . . . . . . . . . . . .  $  412,265,553  $   (146,707,819)
AST Neuberger & Berman Mid-Cap Value Portfolio . . . . . . . . . . . .   $  298,489,169  $   (300,331,424)
AST Small Cap Growth . . . . . . . . . . . . . . . . . . . . . . . . .   $   40,934,517  $    (81,544,005)
AST PIMCO Limited Maturity Bond . . . . . . . . . . . . . . . . . . . .  $  722,012,117  $   (301,123,359)
AST PIMCO Total Return Bond Portfolio. . . . . . . . . . . . . . . . .   $  271,236,875  $   (898,703,475)
AST AllianceBernstein Core Value Portfolio . . . . . . . . . . . . . .   $   78,439,521  $    (98,529,929)
AST AllianceBernstein Managed Index 500 . . . . . . . . . . . . . . . .  $  169,363,679  $   (235,472,184)
AST T. Rowe Price Natural Resources Portfolio . . . . . . . . . . . . .  $  181,281,519  $   (115,481,696)
AST T. Rowe Price Asset Allocation Portfolio. . . . . . . . . . . . . .  $   74,610,524  $    (95,209,254)



                                      A59

                                                                                                 Purchases         Sales
                                                                                             ---------------    ---------------
AST LSV International Value ..............................................................   $    75,558,857    $   (83,953,739)
AST MFS Global Equity Portfolio ..........................................................   $    59,331,805    $   (86,913,596)
AST JP Morgan International Equity Portfolio .............................................   $   160,153,406    $  (118,717,081)
AST T. Rowe Price Global Bond Portfolio ..................................................   $   257,476,668    $   (83,702,254)
AST William Blair International Growth Portfolio .........................................   $   506,921,625    $  (369,474,203)
AST Aggressive Asset Allocation Portfolio ................................................   $    37,859,808    $    (3,695,499)
AST Capital Growth Asset Allocation Portfolio ............................................   $   223,795,696    $    (4,746,752)
AST Balanced Asset Allocation Portfolio ..................................................   $   194,597,280    $    (3,668,294)
AST Conservative Asset Allocation Portfolio ..............................................   $    42,797,859    $    (1,108,033)
AST Preservation Asset Allocation Portfolio ..............................................   $    12,200,350    $    (1,053,315)
Davis Value Portfolio ....................................................................   $     2,347,799    $      (986,375)
Evergreen VA Balanced Fund ...............................................................   $       292,176    $    (1,353,049)
Evergreen VA Growth Fund .................................................................   $    50,789,898    $   (11,843,898)
Evergreen VA International Equity Fund ...................................................   $    43,590,734    $   (18,212,565)
Evergreen VA Fundamental Large Cap Fund ..................................................   $     3,330,501    $    (1,179,092)
Evergreen VA Omega Fund ..................................................................   $    11,868,515    $   (24,036,928)
Evergreen VA Special Values Fund .........................................................   $     2,298,350    $    (1,016,670)
Evergreen VA Strategic Income Fund .......................................................   $     1,177,525    $    (1,215,581)
Columbia High Yield VS ...................................................................   $        93,223    $      (511,837)
Liberty Asset Allocation VS ..............................................................   $        73,888    $    (6,931,951)
Liberty Federal Securities VS ............................................................   $        65,057    $    (1,569,260)
Liberty Money Market VS ..................................................................   $     3,586,522    $    (4,419,223)
Liberty Small Company Growth VS ..........................................................   $        80,152    $      (601,324)
Columbia Large Cap Growth Stock VS .......................................................   $    18,067,992    $    (4,477,947)
Prudential SP William Blair International Growth .........................................   $    28,466,279    $   (15,226,776)
Gartmore GVIT Developing Markets .........................................................   $   205,687,042    $  (154,384,352)
First Trust The Dow Target 10  ...........................................................   $    16,486,050    $   (17,318,872)
First Trust 10 Uncommon Values ...........................................................   $       919,650    $    (3,743,606)
First Trust Energy Sector ................................................................   $     1,497,976    $    (2,221,611)
First Trust Financal Services ............................................................   $       656,902    $    (1,945,978)
First Trust PharmHealth Sector ...........................................................   $       366,866    $    (1,170,810)
First Trust Technology ...................................................................   $        42,103    $      (277,321)
First Trust Global Dividend Target 15 ....................................................   $    34,236,858    $   (23,231,033)
First Trust NASDAQ Target 15  ............................................................   $     3,890,991    $    (4,448,074)
First Trust S&P Target 24 ................................................................   $    15,287,763    $   (12,148,878)
First Trust Managed VIP ..................................................................   $   135,840,188    $   (72,522,722)
First Trust Value Line Target 25  ........................................................   $    46,179,817    $   (20,579,272)
First Trust Dow Target Dividend ..........................................................   $    75,543,646    $   (13,577,953)
ProFund VP Asia 30 .......................................................................   $   198,456,994    $  (177,356,903)
ProFund VP Banks .........................................................................   $    84,991,377    $   (85,878,116)
ProFund VP Bear ..........................................................................   $   691,169,454    $  (669,083,344)
ProFund VP Biotechnology .................................................................   $   172,790,254    $  (175,162,152)
ProFund VP Basic Materials ...............................................................   $   190,330,214    $  (180,309,954)
ProFund VP UltraBull .....................................................................   $   453,305,750    $  (497,989,863)
ProFund VP Bull ..........................................................................   $ 1,395,723,607    $(1,460,010,064)
ProFund VP Consumer Services .............................................................   $    59,221,071    $   (67,046,694)
ProFund VP Consumer Goods Portfolio ......................................................   $    89,767,032    $   (92,921,930)
ProFund VP Oil & Gas .....................................................................   $   509,800,584    $  (479,718,105)
ProFund VP Europe 30 .....................................................................   $   306,258,692    $  (330,496,933)
ProFund VP Financials ....................................................................   $    98,631,050    $   (95,165,561)
ProFund VP U.S. Government Plus ..........................................................   $   598,290,384    $  (554,952,953)
ProFund VP Health Care ...................................................................   $   218,230,644    $  (203,756,398)
ProFund VP High Yield ....................................................................   $   130,237,947    $   (95,669,640)
ProFund VP Industrials ...................................................................   $    69,407,167    $   (68,674,793)
ProFund VP Internet ......................................................................   $   185,253,713    $  (201,441,853)
ProFund VP Japan .........................................................................   $   236,750,968    $  (157,065,640)
ProFund VP Precious Metals ...............................................................   $   347,612,006    $  (311,795,194)
ProFund VP Mid-Cap Growth ................................................................   $   873,270,232    $  (797,003,412)
ProFund VP Mid-Cap Value .................................................................   $ 1,105,623,999    $(1,140,639,849)

                                      A60

                                                                                                    Purchases       Sales
                                                                                                -------------   -------------
ProFund VP Pharmaceuticals ..................................................................   $ 112,924,080   $(112,974,550)
ProFund VP Real Estate ......................................................................   $ 633,294,314   $(680,467,076)
ProFund VP Rising Rates Opportunity .........................................................   $ 377,721,448   $(407,839,717)
ProFund VP OTC ..............................................................................   $ 518,809,212   $(584,215,800)
ProFund VP Semiconductor ....................................................................   $ 137,755,535   $(135,735,818)
ProFund VP Small-Cap Growth .................................................................   $ 819,793,716   $(847,522,090)
ProFund VP Short Mid-Cap ....................................................................   $ 112,517,150   $(108,386,584)
ProFund VP Short OTC ........................................................................   $ 559,957,323   $(542,127,337)
ProFund VP Short Small-Cap ..................................................................   $ 346,373,503   $(341,999,500)
ProFund VP Small-Cap Value ..................................................................   $ 499,511,071   $(612,985,271)
ProFund VP Technology .......................................................................   $  80,920,888   $ (85,213,601)
ProFund VP Telecommunications ...............................................................   $  88,844,558   $ (96,350,006)
ProFund VP UltraMid-Cap .....................................................................   $ 573,656,592   $(584,941,674)
ProFund VP UltraOTC .........................................................................   $ 347,410,743   $(383,810,633)
ProFund VP UltraSmall-Cap ...................................................................   $ 442,376,647   $(562,446,855)
ProFund VP Utilities ........................................................................   $ 334,175,258   $(318,524,011)
ProFund VP Large-Cap Growth .................................................................   $ 282,159,895   $(203,632,488)
ProFund VP Large-Cap Value ..................................................................   $ 262,471,699   $(190,514,238)
Rydex Nova ..................................................................................   $      77,003   $  (2,615,502)
Rydex OTC ...................................................................................   $     116,072   $ (11,533,551)
Rydex Ursa ..................................................................................   $      53,251   $    (301,090)
AIM V.I. Dynamics Fund ......................................................................   $  18,474,819   $ (34,240,729)
AIM V.I. Financial Services Fund ............................................................   $  23,197,886   $ (31,636,749)
AIM V.I. Health Care Fund ...................................................................   $  24,922,718   $ (39,095,199)
AIM V.I. -- Technology Fund .................................................................   $   4,167,295   $ (26,644,254)
WFVT Advantage Asset Allocation .............................................................   $     901,437   $ (30,123,707)
WFVT Advantage Equity Income ................................................................   $  12,842,844   $ (14,877,106)
WFVT Advantage C&B Large Cap Value ..........................................................   $     984,830   $  (4,942,472)
WFVT Advantage Large Company Core ...........................................................   $      36,962   $  (8,361,212)
WFVT Advantage International Core ...........................................................   $     485,526   $    (883,015)
WFVT Advantage Large Company Growth .........................................................   $     831,082   $  (3,607,803)
WFVT Advantage Money Market .................................................................   $  12,296,227   $ (20,716,452)
WFVT Advantage Small Cap Growth .............................................................   $     229,045   $  (1,229,363)
WFVT Advantage Total Return Bond ............................................................   $     184,501   $  (4,088,253)

NOTE 6:   RELATED PARTY TRANSACTIONS

          Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

          The Series Funds have management agreements with Prudential Investment LLC ("PI") and American Skandia Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

          The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

          The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

                                       A61

Note 7:   Financial Highlights

          American Skandia Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

          The following table was developed by determining which products offered by American Skandia Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by American Skandia Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                         AT YEAR ENDED                                           FOR YEAR ENDED
                      ----------------------------------------------------    ---------------------------------------------------
                        UNITS                                       NET       INVESTMENT
                     OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**    TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST  LOWEST TO    HIGHEST
                     -----------     ------------------------   ----------    ----------   ----------------  --------------------
                                                        AST ALLIANCEBERNSTEIN GROWTH & INCOME
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...   167,797      $11.74580 to    $28.96918   $2,733,461       1.08%        0.65 - 2.50%    2.16%  to     4.09%
December 31, 2004...   111,669      $11.49737 to    $27.83006   $2,126,109       0.70%        0.65 - 2.50%   10.29%  to    14.97%
December 31, 2003...    90,205      $12.70091 to    $25.23419   $1,806,873       1.11%        0.65 - 2.40%   29.25%  to    31.57%
December 31, 2002...    59,064      $ 9.82658 to    $19.17989   $1,146,240       0.86%        0.65 - 2.40%  -23.78%  to    -0.21%
December 31, 2001...    63,123      $28.17715 to    $28.17715   $1,778,635       0.51%        1.25 - 1.25%  -49.11%  to   -49.11%
                                                    AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    18,694      $11.99910 to    $15.57709   $  248,066       0.00%        0.65 - 2.50%   13.52%  to    15.67%
December 31, 2004...    17,249      $10.56992 to    $13.46712   $  204,984       0.00%        0.65 - 2.50%    5.06%  to     5.70%
December 31, 2003...    19,858      $11.27094 to    $12.81863   $  230,630       0.00%        0.65 - 2.40%   22.90%  to    20.74%
December 31, 2002...    24,258      $ 9.33517 to    $10.43013   $  234,801       0.00%        0.65 - 2.40%  -31.43%  to    -0.80%
December 31, 2001...    29,478      $14.61415 to    $14.61415   $  430,800       0.00%        1.25 - 1.25%   62.12%  to    62.12%
                                                   AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    27,143      $11.95769 to    $15.80446   $  382,331       1.73%        0.65 - 2.50%    2.02%  to     3.95%
December 31, 2004...    32,369      $11.72086 to    $15.20389   $  444,889       0.92%        0.65 - 2.50%   11.85%  to    17.21%
December 31, 2003...    23,661      $12.42720 to    $13.59275   $  297,694       1.25%        0.65 - 2.40%   25.69%  to    27.94%
December 31, 2002...    25,314      $ 9.88735 to    $10.62436   $  253,210       1.01%        0.65 - 2.40%  -20.34%  to    -0.14%
December 31, 2001...    27,386      $12.85666 to    $12.85666   $  352,096       0.74%        1.25 - 1.25%   -9.79%  to    -9.79%
                                                  AST AMERICAN CENTURY STRATEGIC BALANCED PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    13,907      $11.19489 to    $16.68539   $  199,852       1.70%        0.65 - 2.50%    2.00%  to     3.93%
December 31, 2004...    15,965      $10.97516 to    $16.05433   $  226,427       1.41%        0.65 - 2.50%    8.28%  to     9.75%
December 31, 2003...    16,878      $11.55842 to    $14.82731   $  226,926       2.10%        0.65 - 2.40%   16.02%  to    18.10%
December 31, 2002...    14,602      $ 9.96247 to    $12.55502   $  171,665       2.35%        0.65 - 2.40%  -10.33%  to    -0.05%
December 31, 2001...    14,370      $13.49746 to    $13.49746   $  193,957       1.90%        1.25 - 1.25%   -5.15%  to    -5.15%
                                                             AST MONEY MARKET PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...   139,358      $ 9.80561 to    $14.11325   $1,610,700       2.68%        0.65 - 2.50%    0.18%  to     2.07%
December 31, 2004...   113,670      $ 9.78845 to    $13.82701   $1,340,662       0.85%        0.65 - 2.50%    0.18%  to    -2.12%
December 31, 2003...   142,666      $ 9.80452 to    $13.80160   $1,735,627       0.64%        0.65 - 2.40%   -0.03%  to    -1.79%
December 31, 2002...   214,020      $ 9.98296 to    $13.80523   $2,711,657       1.28%        0.65 - 2.40%    0.63%  to    -0.02%
December 31, 2001...   184,612      $13.24469 to    $13.24469   $2,445,129       3.59%        1.25 - 1.25%    2.32%  to     2.32%
                                                      AST COHEN & STEERS REAL ESTATE PORTFOLIO
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    18,374      $15.75675 to    $23.64628   $  399,859       1.49%        0.65 - 2.50%   11.96%  to    14.08%
December 31, 2004...    21,624      $14.07377 to    $20.72860   $  417,810       2.35%        0.65 - 2.50%   37.05%  to    40.74%
December 31, 2003...    19,867      $13.84411 to    $15.12485   $  284,339       3.24%        0.65 - 2.40%   34.14%  to    36.54%
December 31, 2002...    16,394      $10.32061 to    $11.07698   $  174,175       2.69%        0.65 - 2.40%    0.39%  to     1.98%
December 31, 2001...    12,268      $10.53729 to    $10.53729   $  129,276       3.06%        1.25 - 1.25%    1.41%  to     1.41%
                                                                AST GLOBAL ALLOCATION
                      -----------------------------------------------------------------------------------------------------------
December 31, 2005...    10,921      $11.70740 to    $20.43690   $  198,585       3.48%        0.65 - 2.50%    4.27%  to     6.24%
December 31, 2004...    12,928      $11.22783 to    $19.23581   $  227,847       1.17%        0.65 - 2.50%   10.37%  to    12.28%
December 31, 2003...    15,841      $11.58375 to    $17.42916   $  260,113       1.26%        0.65 - 2.40%   18.76%  to    16.66%
December 31, 2002...    19,851      $ 9.92908 to    $14.67652   $  279,799       3.87%        0.65 - 2.40%  -15.98%  to    -0.09%
December 31, 2001...    26,641      $17.38588 to    $17.38588   $  463,184       2.72%        1.25 - 1.25%  -12.97%  to   -12.97%

                                                                A62


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                     ----------------------------------------------------    ----------------------------------------------------
                       UNITS                                       NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**     TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST   LOWEST TO    HIGHEST
                    -----------     ------------------------   ----------    ----------   ----------------   --------------------
                                                        AST DEAM LARGE-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,952      $12.46025 to    $ 13.0630   $  168,747       0.89%        0.65 - 2.50%     6.60%  to     8.62%
December 31, 2004...   11,312      $11.47150 to    $12.25374   $  135,506       0.73%        0.65 - 2.50%    17.40%  to    22.54%
December 31, 2003...    7,016      $ 9.77171 to    $12.32055   $   70,285       0.70%        0.65 - 2.40%    25.77%  to    23.56%
December 31, 2002...    5,641      $ 7.76938 to    $ 9.97143   $   43,855       0.34%        0.65 - 2.40%   -15.85%  to    -0.03%
December 31, 2001...    4,576      $ 9.15017 to    $ 9.15017   $   41,867       0.06%        1.25 - 1.25%    -6.86%  to    -6.86%
                                                        AST DEAM SMALL-CAP GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   25,315      $10.04561 to    $10.79424   $  249,998       0.00%        0.65 - 2.50%    -2.14%  to    -0.29%
December 31, 2004...   33,206      $10.07492 to    $11.03040   $  329,275       0.00%        0.65 - 2.50%     8.72%  to    10.30%
December 31, 2003...   43,078      $ 9.26658 to    $13.98439   $  390,757       0.00%        0.65 - 2.40%    46.62%  to    44.04%
December 31, 2002...   46,271      $ 6.31998 to    $ 9.70850   $  284,716       0.00%        0.65 - 2.40%   -26.94%  to    -0.35%
December 31, 2001...   60,704      $ 8.45605 to    $ 8.45605   $  513,314       0.00%        1.25 - 1.25%   -29.43%  to   -29.43%
                                                        AST DEAM SMALL-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    7,609      $12.54150 to    $13.41301   $  107,012       0.14%        0.65 - 2.50%    -1.33%  to     0.53%
December 31, 2004...    7,655      $12.71086 to    $13.34194   $  106,466       0.17%        0.65 - 2.50%    21.32%  to    27.11%
December 31, 2003...    4,136      $10.99748 to    $14.10712   $   46,727       0.06%        0.65 - 2.40%    42.52%  to    40.02%
December 31, 2002...    1,070      $ 7.71623 to    $10.07542   $    8,255       0.00%        0.65 - 2.40%   -15.33%  to     0.09%
                                                      AST GOLDMAN SACHS HIGH YIELD PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   39,067      $11.08735 to    $17.63140   $  576,165       7.99%        0.65 - 2.50%    -1.40%  to     0.47%
December 31, 2004...   53,427      $11.24489 to    $17.54975   $  798,600       7.93%        0.65 - 2.50%    10.36%  to    12.45%
December 31, 2003...   61,278      $12.17247 to    $15.90287   $  860,658       6.36%        0.65 - 2.40%    20.80%  to    18.67%
December 31, 2002...   47,108      $10.25746 to    $13.16510   $  571,449      10.51%        0.65 - 2.40%    -0.61%  to     0.31%
December 31, 2001...   39,130      $12.63987 to    $12.63987   $  494,604      10.89%        1.25 - 1.25%    -1.26%  to    -1.26%
                                                     AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   36,136      $11.28778 to    $13.48578   $  531,526       0.00%        0.65 - 2.50%     6.71%  to     8.73%
December 31, 2004...   24,666      $10.38145 to    $12.64000   $  346,354       0.00%        0.65 - 2.50%    22.26%  to    26.40%
December 31, 2003...   17,697      $ 8.49102 to    $16.30280   $  186,698       0.00%        0.65 - 2.40%    68.39%  to    65.43%
December 31, 2002...    7,054      $ 5.04253 to    $ 9.85500   $   38,808       0.00%        0.65 - 2.40%   -29.65%  to    -0.17%
December 31, 2001...    6,499      $ 7.10378 to    $ 7.10378   $   46,168       0.02%        1.25 - 1.25%   -21.73%  to   -21.73%
                                                             AST MID-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,416      $12.44692 to    $12.49605   $  156,575       0.42%        0.65 - 2.50%     2.80%  to     4.74%
December 31, 2004...   15,879      $11.92999 to    $12.10784   $  191,481       0.27%        0.65 - 2.50%    14.57%  to    21.08%
December 31, 2003...   17,029      $10.41282 to    $13.30741   $  178,004       0.68%        0.65 - 2.40%    34.97%  to    32.60%
December 31, 2002...   14,512      $ 7.71483 to    $10.03600   $  110,955       0.72%        0.65 - 2.40%   -21.23%  to     0.04%
December 31, 2001...   14,935      $ 9.70605 to    $ 9.70605   $  144,956       0.03%        1.25 - 1.25%    -3.55%  to    -3.55%
                                                            AST SMALL-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   60,672      $12.59028 to    $21.74339   $1,038,873       0.08%        0.65 - 2.50%     3.99%  to     5.95%
December 31, 2004...   53,139      $12.10770 to    $20.52193   $  909,575       0.01%        0.65 - 2.50%    15.68%  to    21.08%
December 31, 2003...   49,565      $13.35296 to    $17.74013   $  763,348       0.18%        0.65 - 2.40%    32.53%  to    34.90%
December 31, 2002...   40,877      $10.07575 to    $13.15059   $  493,563       0.45%        0.65 - 2.40%   (9.97%)  to     0.09%
December 31, 2001...   35,484      $14.08095 to    $14.08095   $  499,642       0.48%        1.25 - 1.25%     5.48%  to     5.48%
                                                   AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   33,371      $10.62353 to    $23.28207   $  728,589       0.54%        0.65 - 2.50%     0.75%  to     2.65%
December 31, 2004...   42,899      $10.54471 to    $22.68033   $  941,719       0.00%        0.65 - 2.50%     3.02%  to     5.45%
December 31, 2003...   49,868      $11.55992 to    $22.01610   $1,118,525       0.34%        0.65 - 2.40%    24.43%  to    22.24%
December 31, 2002...   60,040      $ 9.45638 to    $17.69288   $1,118,624       0.81%        0.65 - 2.40%   -30.29%  to    -0.66%
December 31, 2001...   84,116      $27.71234 to    $27.71234   $2,331,058       0.00%        1.25 - 1.25%   -32.63%  to   -32.63%
                                                     AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   52,068      $ 4.45507 to    $12.16699   $  388,958       0.00%        0.65 - 2.50%     2.15%  to     4.08%
December 31, 2004...   38,744      $ 4.28036 to    $11.91091   $  273,819       0.00%        0.65 - 2.50%    15.60%  to    19.11%
December 31, 2003...   30,465      $ 3.70271 to    $12.67532   $  158,036       0.00%        0.65 - 2.40%    30.74%  to    28.44%
December 31, 2002...   18,856      $ 2.83207 to    $ 9.86860   $   59,604       0.00%        0.65 - 2.40%   -27.93%  to    -0.16%
December 31, 2001...   17,046      $ 3.87997 to    $ 3.87997   $   66,137       0.08%        1.25 - 1.25%   -41.01%  to   -41.01%
                                                    AST GOLDMAN SACHS SMALL CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   11,096      $16.69493 to    $24.87582   $  248,951       0.34%        0.65 - 2.40%     2.47%  to     4.30%
December 31, 2004...   14,436      $19.57911 to    $23.85041   $  314,031       0.22%        0.65 - 2.25%    19.39%  to    17.47%
December 31, 2003...   18,000      $16.66798 to    $19.97660   $  334,076       0.81%        0.65 - 2.25%    40.17%  to    37.91%
December 31, 2002...   22,932      $10.08818 to    $14.25182   $  308,289       0.42%        0.65 - 2.40%    -8.53%  to     0.11%
December 31, 2001...   26,221      $15.11539 to    $15.11539   $  396,339       0.00%        1.25 - 1.25%     8.37%  to     8.37%

                                                                A63


                                           AT YEAR ENDED                                         FOR YEAR ENDED
                     ----------------------------------------------------    ----------------------------------------------------
                       UNITS                                       NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**     TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST   LOWEST TO    HIGHEST
                    -----------     ------------------------   ----------    ----------   ----------------   --------------------
                                                           AST LARGE-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   34,769      $12.19413 to    $24.63567   $  659,997       0.88%        0.65 - 2.50%     3.80%  to     5.77%
December 31, 2004...   31,863      $11.74725 to    $23.29235   $  621,342       1.54%        0.65 - 2.50%    14.70%  to    17.47%
December 31, 2003...   34,632      $11.58059 to    $20.30746   $  624,660       2.46%        0.65 - 2.40%    19.16%  to    17.06%
December 31, 2002...   41,317      $ 9.89258 to    $17.04202   $  646,536       2.87%        0.65 - 2.40%   -18.02%  to    -0.13%
December 31, 2001...   48,596      $19.83795 to    $19.83795   $  964,044       2.30%        1.25 - 1.25%    -9.87%  to    -9.87%
                                           AST LORD ABBETT BOND DEBENTURE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   54,113      $10.73312 to    $13.09818   $  662,777       3.54%        0.65 - 2.50%    -1.36%  to     0.51%
December 31, 2004...   34,381      $10.88128 to    $13.03231   $  430,122       3.22%        0.65 - 2.50%     6.72%  to     8.81%
December 31, 2003...   29,164      $11.85070 to    $12.21222   $  345,377       3.32%        0.65 - 2.40%    17.97%  to    15.90%
December 31, 2002...   16,189      $10.22530 to    $10.35174   $  163,891       2.62%        0.65 - 2.40%    -0.25%  to     0.27%
December 31, 2001...    5,507      $10.28439 to    $10.28439   $   56,636       0.04%        1.25 - 1.25%     1.59%  to     1.59%
                                                       AST MARSICO CAPITAL GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...  206,076      $12.09065 to    $18.97741   $2,944,324       0.00%        0.65 - 2.50%     4.17%  to     6.14%
December 31, 2004...  153,174      $11.60677 to    $17.87989   $2,275,906       0.00%        0.65 - 2.50%    14.92%  to    16.07%
December 31, 2003...  124,378      $12.22664 to    $15.55853   $1,688,228       0.00%        0.65 - 2.40%    30.88%  to    28.58%
December 31, 2002...   96,160      $ 9.50890 to    $11.88719   $1,064,091       0.00%        0.65 - 2.40%   -16.11%  to    -0.59%
December 31, 2001...   85,896      $13.74439 to    $13.74439   $1,180,586       0.00%        1.25 - 1.25%   -22.81%  to   -22.81%
                                                             AST MFS GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   63,684      $ 8.25189 to    $11.40772   $  549,513       0.01%        0.65 - 2.50%     3.67%  to     5.63%
December 31, 2004...   66,404      $ 7.81177 to    $11.00344   $  529,399       0.00%        0.65 - 2.50%     9.96%  to    10.03%
December 31, 2003...   82,051      $ 7.10395 to    $11.34898   $  587,305       0.00%        0.65 - 2.40%    22.10%  to    19.95%
December 31, 2002...   90,640      $ 5.81829 to    $ 9.46164   $  520,897       0.00%        0.65 - 2.40%   -28.64%  to    -0.65%
December 31, 2001...  117,716      $ 8.01837 to    $ 8.01837   $  943,892       0.00%        1.25 - 1.25%   -22.78%  to   -22.78%
                                                  AST NEUBERGER & BERMAN MID-CAP GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   37,762      $12.95087 to    $22.91637   $  697,198       0.00%        0.65 - 2.50%    10.66%  to    12.76%
December 31, 2004...   24,055      $11.70285 to    $20.32356   $  391,202       0.00%        0.65 - 2.50%    15.31%  to    17.03%
December 31, 2003...   23,387      $12.11333 to    $17.62481   $  350,660       0.00%        0.65 - 2.40%    29.72%  to    27.43%
December 31, 2002...   22,949      $ 9.50570 to    $13.58723   $  280,547       0.00%        0.65 - 2.40%   -31.66%  to    -0.60%
December 31, 2001...   25,717      $18.95292 to    $18.95292   $  487,415       0.00%        1.25 - 1.25%   -26.83%  to   -26.83%
                                                  AST NEUBERGER & BERMAN MID-CAP VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   63,124      $14.17677 to    $32.65772   $1,446,831       0.14%        0.65 - 2.50%     9.26%  to    11.33%
December 31, 2004...   57,066      $12.97478 to    $29.33422   $1,293,638       0.10%        0.65 - 2.50%    22.04%  to    29.75%
December 31, 2003...   49,660      $13.26742 to    $24.03736   $1,011,755       0.21%        0.65 - 2.40%    35.44%  to    33.05%
December 31, 2002...   45,014      $ 9.97141 to    $17.74792   $  750,297       0.52%        0.65 - 2.40%   -11.14%  to    -0.03%
December 31, 2001...   47,298      $20.16254 to    $20.16254   $  953,654       0.14%        1.25 - 1.25%    -4.39%  to    -4.39%
                                                     AST SMALL CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,337      $ 9.22813 to    $18.22237   $  182,203       0.00%        0.65 - 2.50%    -1.04%  to     0.83%
December 31, 2004...   14,656      $ 9.32482 to    $18.07152   $  221,444       0.00%        0.65 - 2.50%    -7.55%  to     6.75%
December 31, 2003...   19,782      $13.42627 to    $19.54762   $  328,021       0.00%        0.65 - 2.40%    41.76%  to    44.30%
December 31, 2002...   20,229      $ 9.47098 to    $13.54636   $  246,737       0.00%        0.65 - 2.40%    -0.64%  to    -6.40%
December 31, 2001...   23,049      $19.83534 to    $19.83534   $  457,181       0.00%        1.25 - 1.25%    -7.78%  to    -7.78%
                                                          AST PIMCO LIMITED MATURITY BOND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...  142,948      $ 9.86775 to    $15.78739   $1,673,435       1.15%        0.65 - 2.50%    -0.90%  to     0.97%
December 31, 2004...   98,739      $ 9.95764 to    $15.63518   $1,227,262       3.16%        0.65 - 2.50%     1.40%  to    -0.42%
December 31, 2003...   74,966      $10.15911 to    $15.41935   $  998,795       2.15%        0.65 - 2.40%     2.61%  to     0.81%
December 31, 2002...   76,972      $10.07788 to    $15.02666   $1,051,871       4.35%        0.65 - 2.40%     5.52%  to     0.09%
December 31, 2001...   42,411      $13.61290 to    $13.61290   $  577,334       4.57%        1.25 - 1.25%     6.46%  to     6.46%
                                                       AST PIMCO TOTAL RETURN BOND PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...  109,303      $10.30972 to    $19.53471   $1,607,279       3.73%        0.65 - 2.50%    -0.05%  to     1.84%
December 31, 2004...  153,053      $10.31507 to    $19.18174   $2,195,640       3.96%        0.65 - 2.50%     4.28%  to     3.15%
December 31, 2003...  138,373      $10.44618 to    $18.39444   $2,076,469       3.64%        0.65 - 2.40%     4.64%  to     2.79%
December 31, 2002...  141,070      $10.16240 to    $17.57960   $2,216,132       3.90%        0.65 - 2.40%     8.51%  to     0.20%
December 31, 2001...   99,028      $15.45921 to    $15.45921   $1,530,902       4.73%        1.25 - 1.25%     7.34%  to     7.34%
                                                    AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   21,260      $12.20566 to    $13.16051   $  280,083       1.21%        0.65 - 2.50%     2.88%  to     4.83%
December 31, 2004...   22,498      $12.55472 to    $11.86399   $  285,690       1.31%        0.65 - 2.50%    13.18%  to    18.64%
December 31, 2003...   17,015      $11.09275 to    $12.61690   $  190,736       0.72%        0.65 - 2.40%    27.48%  to    25.23%
December 31, 2002...   22,845      $ 8.70189 to    $10.07482   $  198,132       0.18%        0.65 - 2.40%   -13.81%  to     0.09%
December 31, 2001...    4,208      $10.04472 to    $10.04472   $   42,267       0.00%        1.25 - 1.25%     0.30%  to     0.30%

                                                                A64


                                        AT YEAR ENDED                                         FOR YEAR ENDED
                     ----------------------------------------------------    ----------------------------------------------------
                       UNITS                                       NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS        INCOME      EXPENSE RATIO**     TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)        RATIO*     LOWEST - HIGHEST   LOWEST TO    HIGHEST
                    -----------     ------------------------   ----------    ----------   ----------------   --------------------
                                                      AST ALLIANCEBERNSTEIN MANAGED INDEX 500
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   38,738      $11.42202 to    $13.89566   $  491,179      1.37%         0.65 - 2.50%     0.96%  to     2.87%
December 31, 2004...   43,544      $13.50788 to    $11.31331   $  544,672      0.84%         0.65 - 2.50%     9.27%  to    13.13%
December 31, 2003...   44,902      $12.36228 to    $12.18203   $  520,582      1.20%         0.65 - 2.40%    26.49%  to    24.26%
December 31, 2002...   45,680      $ 9.77329 to    $ 9.80334   $  424,773      1.15%         0.65 - 2.40%   -21.15%  to    -0.24%
December 31, 2001...   48,019      $12.02525 to    $12.02525   $  577,437      0.22%         1.25 - 1.25%   -11.28%  to   -11.28%
                                                   AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,696      $18.39757 to    $43.68918   $  380,931      0.23%         0.65 - 2.50%    28.13%  to    30.55%
December 31, 2004...    9,328      $14.35838 to    $33.46498   $  235,650      0.98%         0.65 - 2.50%    30.34%  to    43.58%
December 31, 2003...    8,215      $13.59594 to    $25.67566   $  168,885      1.40%         0.65 - 2.40%    32.65%  to    30.32%
December 31, 2002...    6,946      $10.43309 to    $19.35600   $  121,239      1.61%         0.65 - 2.40%    -6.15%  to     0.52%
December 31, 2001...    6,565      $19.71472 to    $19.71472   $  129,429      1.14%         1.25 - 1.25%    -0.71%  to    -0.71%
                                                   AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   22,882      $11.58355 to    $24.09982   $  421,752      1.86%         0.65 - 2.50%     2.07%  to     4.00%
December 31, 2004...   22,590      $11.34848 to    $23.17239   $  422,821      1.49%         0.65 - 2.50%    10.45%  to    13.48%
December 31, 2003...   19,493      $12.05097 to    $20.98013   $  353,143      2.41%         0.65 - 2.40%    23.21%  to    21.04%
December 31, 2002...   16,819      $ 9.95579 to    $17.02746   $  264,455      2.90%         0.65 - 2.40%   -10.47%  to    -0.05%
December 31, 2001...   17,579      $18.14920 to    $18.14920   $  319,047      3.10%         1.25 - 1.25%    -6.13%  to    -6.13%
                                                            AST LSV INTERNATIONAL VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   12,495      $14.08614 to    $16.78896   $  187,615      1.51%         0.65 - 2.50%    10.87%  to    12.97%
December 31, 2004...   12,660      $12.70454 to    $14.86117   $  173,233      1.33%         0.65 - 2.50%    20.25%  to    27.05%
December 31, 2003...   12,065      $12.35885 to    $12.78833   $  139,255      0.55%         0.65 - 2.40%    30.70%  to    33.04%
December 31, 2002...   11,076      $ 9.28968 to    $ 9.78460   $   97,152      0.00%         0.65 - 2.40%   -17.57%  to    -0.26%
December 31, 2001...   13,627      $10.77267 to    $10.77267   $  146,802      0.00%         1.25 - 1.25%   -33.17%  to   -33.17%
                                                          AST MFS GLOBAL EQUITY PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   11,543      $12.58753 to    $13.00551   $  148,907      0.28%         0.65 - 2.50%     4.89%  to     6.87%
December 31, 2004...   13,548      $11.77784 to    $12.39912   $  164,748      0.18%         0.65 - 2.50%    17.62%  to    23.99%
December 31, 2003...   10,003      $10.01332 to    $12.23714   $  101,775      0.16%         0.65 - 2.40%    26.31%  to    24.09%
December 31, 2002...    7,512      $ 7.92749 to    $ 9.86156   $   59,354      0.01%         0.65 - 2.40%   -12.83%  to    -0.17%
December 31, 2001...    5,807      $ 8.94356 to    $ 8.94356   $   51,931      0.00%         1.25 - 1.25%   -11.23%  to   -11.23%
                                                   AST JP MORGAN INTERNATIONAL EQUITY PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   22,661      $13.33803 to    $21.16585   $  460,659      1.07%         0.65 - 2.50%     8.25%  to    10.29%
December 31, 2004...   17,054      $12.32188 to    $19.19038   $  373,796      1.11%         0.65 - 2.50%    16.35%  to    23.22%
December 31, 2003...   15,962      $12.67966 to    $16.49397   $  332,696      0.78%         0.65 - 2.40%    29.75%  to    27.47%
December 31, 2002...   18,008      $ 9.94700 to    $12.71169   $  311,089      0.68%         0.65 - 2.40%   -18.95%  to    -0.06%
December 31, 2001...   17,389      $24.28248 to    $24.28248   $  422,245      0.19%         1.25 - 1.25%   -23.83%  to   -23.83%
                                                      AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   41,856      $10.18964 to    $14.62839   $  514,830      3.18%         0.65 - 2.50%    -6.87%  to    -5.10%
December 31, 2004...   26,802      $10.94108 to    $15.41527   $  360,549      5.66%         0.65 - 2.50%     7.93%  to     9.41%
December 31, 2003...   17,475      $11.35220 to    $14.28210   $  227,917      3.34%         0.65 - 2.40%    12.13%  to    10.15%
December 31, 2002...   17,342      $10.30570 to    $12.73722   $  208,098      0.00%         0.65 - 2.40%    14.28%  to     0.37%
December 31, 2001...    9,668      $10.61777 to    $10.61777   $  102,653      0.00%         1.25 - 1.25%     1.22%  to     1.22%
                                                 AST WILLIAM BLAIR INTERNATIONAL GROWTH PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   98,133      $13.56645 to    $19.28436   $1,709,821      0.96%         0.65 - 2.50%    13.66%  to    15.80%
December 31, 2004...   85,371      $11.93649 to    $16.65262   $1,326,329      0.73%         0.65 - 2.50%    15.40%  to    19.36%
December 31, 2003...   46,082      $13.27734 to    $14.43084   $  628,233      0.00%         0.65 - 2.40%    39.17%  to    36.72%
December 31, 2002...   31,111      $ 9.71104 to    $10.36910   $  308,793      4.13%         0.65 - 2.40%   -26.15%  to    -0.35%
December 31, 2001...   40,507      $13.53568 to    $13.53568   $  548,295      6.01%         1.25 - 1.25%   -24.62%  to   -24.62%
                                      AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    3,409      $ 9.99132 to    $10.00500   $   34,084      0.00%         0.65 - 2.40%    -0.07%  to     0.06%
                                    AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   21,855      $10.00055 to    $10.01499   $  218,657      0.00%         0.65 - 2.50%     0.05%  to     0.16%
                                       AST BALANCED ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   19,037      $10.01052 to    $10.02498   $  190,659      0.00%         0.65 - 2.50%     0.13%  to     0.26%
                                     AST CONSERVATIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    4,156      $10.02051 to    $10.03225   $   41,665      0.00%         1.00 - 2.50%     0.23%  to     0.33%
                                     AST PRESERVATION ASSET ALLOCATION PORTFOLIO (AVAILABLE DECEMBER 5, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,112      $10.03049 to    $10.04496   $   11,156      0.00%         0.65 - 2.50%     0.33%  to     0.46%

                                                                A65


                                       AT YEAR ENDED                              FOR YEAR ENDED
                     --------------------------------------------------    -----------------------------
                       UNITS                                      NET      INVESTMENT
                    OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**       TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST     LOWEST TO    HIGHEST
                    -----------     ------------------------   --------    ----------   ----------------     --------------------
                                                    DAVIS VALUE PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     912       $11.04159 to    $15.21083   $ 10,162      1.09%         1.40 - 1.65%       7.64%  to     7.92%
December 31, 2004...     773       $10.23170 to    $14.13079   $  7,961      0.87%         1.40 - 1.65%      10.47%  to    10.75%
December 31, 2003...     737       $ 9.23818 to    $12.79116   $  6,827      0.86%         1.40 - 1.65%      27.62%  to    27.94%
December 31, 2002...     661       $ 7.22064 to    $10.01703   $  4,771      0.70%         1.40 - 2.15%     -17.43%  to     0.02%
December 31, 2001...     618       $ 8.74522 to    $ 8.74522   $  5,402      0.00%         1.25 - 1.25%     -12.01%  to   -12.01%
                                                           EVERGREEN VA BALANCED FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     704       $ 9.62335 to    $11.26309   $  6,791      2.34%         1.40 - 1.65%       3.56%  to     3.82%
December 31, 2004...     809       $ 9.26928 to    $10.87628   $  7,495      0.88%         1.40 - 1.65%       4.55%  to     4.82%
December 31, 2003...     887       $ 8.84327 to    $10.40282   $  7,842      2.25%         1.40 - 1.65%      13.86%  to    14.15%
December 31, 2002...     949       $ 7.74736 to    $ 9.92757   $  7,355      2.12%         1.40 - 2.40%     -10.93%  to    -0.09%
December 31, 2001...   1,020       $ 8.69795 to    $ 8.69795   $  8,870      2.32%         1.25 - 1.25%      -9.85%  to    -9.85%
                                     Evergreen VA Growth Fund (available April 15, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   4,019       $11.36821 to    $11.52122     46,002      0.00%         0.65 - 2.50%      15.79%  to    17.34%
                                                     EVERGREEN VA INTERNATIONAL EQUITY FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   4,304       $13.97774 to    $14.27529   $ 64,078      3.12%         0.65 - 2.50%      13.11%  to    15.24%
December 31, 2004...   2,417       $12.38709 to    $12.35815   $ 31,264      1.57%         0.65 - 2.50%      18.43%  to    23.58%
December 31, 2003...   1,730       $10.45925 to    $12.70623   $ 18,721      8.52%         0.65 - 2.40%       0.34%  to    28.03%
December 31, 2002...      46       $ 8.20595 to    $ 9.92414   $    377      1.43%         1.40 - 2.40%     -11.72%  to    -0.09%
December 31, 2001...      45       $ 9.29568 to    $ 9.29568   $    422      0.47%         1.25 - 1.25%     -16.80%  to   -16.80%
                                                     EVERGREEN VA FUNDAMENTAL LARGE CAP FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     765       $12.07080 to    $12.13421   $  9,286      1.02%         1.40 - 1.65%       7.22%  to     7.49%
December 31, 2004...     555       $11.25809 to    $11.28865   $  6,261      1.19%         1.40 - 1.65%       7.40%  to     7.68%
December 31, 2003...     575       $10.48384 to    $10.48210   $  6,027      0.03%         1.40 - 1.65%       0.36%  to     0.36%
                                                             EVERGREEN VA OMEGA FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   3,270       $10.28912 to    $11.05312   $ 28,491      0.22%         0.65 - 2.50%       1.26%  to     3.17%
December 31, 2004...   4,624       $ 9.97258 to    $10.91573   $ 39,972      0.00%         0.65 - 2.50%       6.52%  to     9.16%
December 31, 2003...   3,868       $ 9.36260 to    $13.12988   $ 28,768      0.00%         0.65 - 2.40%      36.68%  to    39.13%
December 31, 2002...   2,671       $ 6.72951 to    $ 9.60635   $ 13,350      0.00%         0.65 - 2.40%     -25.87%  to    -0.47%
December 31, 2001...   2,586       $ 6.70650 to    $ 6.70650   $ 17,342      0.00%         1.25 - 1.25%     -10.73%  to   -10.73%
                                                        EVERGREEN VA SPECIAL VALUES FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     393       $16.67261 to    $20.32795   $  7,894      1.09%         1.40 - 1.90%       8.66%  to     9.22%
December 31, 2004...     322       $15.42626 to    $18.61254   $  5,914      1.03%         1.40 - 1.65%      18.38%  to    18.69%
December 31, 2003...     312       $13.03070 to    $15.68227   $  4,887      0.12%         1.40 - 1.65%      27.38%  to    27.70%
December 31, 2002...     318       $10.22361 to    $12.28020   $  3,907      2.25%         1.40 - 2.15%     -13.82%  to     0.27%
December 31, 2001...     259       $14.24998 to    $14.24998   $  3,690      0.33%         1.25 - 1.25%      16.46%  to    16.46%
                                                       EVERGREEN VA STRATEGIC INCOME FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     480       $12.16009 to    $14.08098   $  6,740      4.97%         1.40 - 1.90%      -2.57%  to    -2.07%
December 31, 2004...     476       $12.54808 to    $14.37891   $  6,826      4.60%         1.40 - 1.65%       6.62%  to     6.89%
December 31, 2003...     521       $11.76889 to    $13.45177   $  7,002      0.00%         1.40 - 1.65%      14.47%  to    14.76%
December 31, 2002...     501       $10.27543 to    $11.72204   $  5,869      6.52%         1.40 - 2.15%       0.33%  to    13.91%
December 31, 2001...     341       $10.29093 to    $10.29093   $  3,512      8.57%         1.25 - 1.25%       4.72%  to     4.72%
                                                             COLUMBIA HIGH YIELD VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      44       $14.20164 to    $14.20164   $    628      0.00%         1.00 - 1.00%       1.49%  to     1.49%
December 31, 2004...      74       $13.99309 to    $13.99309   $  1,029      5.02%         1.00 - 1.00%       5.99%  to     5.99%
December 31, 2003...     105       $13.20266 to    $13.20266   $  1,382      6.50%         1.00 - 1.00%      11.25%  to    11.25%
December 31, 2002...     113       $11.86806 to    $10.13980   $  1,337      0.13%         1.00 - 1.25%       1.40%  to     1.71%
                                                           LIBERTY ASSET ALLOCATION VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,095       $13.49383 to    $13.49383   $ 14,772      2.75%         1.00 - 1.00%       5.47%  to     5.47%
December 31, 2004...   1,615       $12.79458 to    $12.79458   $ 20,666      0.00%         1.00 - 1.00%       6.39%  to     6.39%
December 31, 2003...   2,207       $12.02655 to    $12.02655   $ 26,543      0.00%         1.00 - 1.00%      15.10%  to    15.10%
                                                          LIBERTY FEDERAL SECURITIES VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     325       $10.07953 to    $10.07953   $  3,275      5.85%         1.00 - 1.00%       1.56%  to     1.56%
December 31, 2004...     472       $ 9.92507 to    $ 9.92507   $  4,681      0.00%         1.00 - 1.00%      -1.98%  to    -1.98%
December 31, 2003...     781       $10.12509 to    $10.12509   $  7,913      0.00%         1.00 - 1.00%       0.93%  to     0.93%

                                                                A66


                                       AT YEAR ENDED                                             FOR YEAR ENDED
                     --------------------------------------------------    ------------------------------------------------------
                       UNITS                                      NET      INVESTMENT
                    OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**       TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST     LOWEST TO    HIGHEST
                    -----------     ------------------------   --------    ----------   ----------------     --------------------
                                                             LIBERTY MONEY MARKET VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      321      $10.16333 to    $10.16333   $  3,259      2.96%         1.00 - 1.00%       2.03%  to     2.03%
December 31, 2004...      400      $ 9.96100 to    $ 9.96100   $  3,988      0.83%         1.00 - 1.00%      -0.14%  to    -0.14%
December 31, 2003...      591      $ 9.97455 to    $ 9.97455   $  5,895      0.13%         1.00 - 1.00%      -0.19%  to    -0.19%
                                                         LIBERTY SMALL COMPANY GROWTH VS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       82      $16.86565 to    $16.86565   $  1,386      0.01%         1.00 - 1.00%       1.69%  to     1.69%
December 31, 2004...      114      $16.58595 to    $16.58595   $  1,892      0.00%         1.00 - 1.00%      10.36%  to    10.36%
December 31, 2003...      152      $15.02855 to    $15.02855   $  2,278      0.00%         1.00 - 1.00%      36.51%  to    36.51%
                              Columbia Large Cap Growth Stock VS (available February 25, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,359      $10.45138 to    $10.47393   $ 14,238      0.68%         1.00 - 1.25%       3.81%  to     4.04%
                                                PRUDENTIAL SP WILLIAM BLAIR INTERNATIONAL GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    2,709      $11.94145 to    $12.18096   $ 32,672      0.56%         0.65 - 2.50%      13.49%  to    15.63%
December 31, 2004...    1,458      $10.52413 to    $10.53434   $ 15,350      0.00%         0.65 - 2.50%      33.82%  to    39.61%
December 31, 2003...    2,705      $ 7.53808 to    $ 7.87202   $ 23,292      0.00%         0.65 - 2.25%      36.02%  to    38.24%
December 31, 2002...      697      $ 5.69455 to    $ 9.58259   $  4,152      0.00%         0.65 - 2.40%     -23.24%  to    -0.50%
December 31, 2001...      274      $ 7.39046 to    $ 7.39046   $  2,024      0.11%         1.25 - 1.25%     -17.52%  to   -17.52%
                                                        GARTMORE GVIT DEVELOPING MARKETS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   17,521      $14.97909 to    $16.29013   $293,345      0.53%         0.65 - 2.50%      28.24%  to    30.66%
December 31, 2004...   15,105      $11.46381 to    $12.70271   $185,833      0.55%         0.65 - 2.50%      19.00%  to    27.03%
December 31, 2003...   16,007      $ 9.63331 to    $15.47360   $157,916      0.08%         0.65 - 2.40%      55.87%  to    58.66%
December 31, 2002...   12,059      $ 6.07155 to    $ 9.92698   $ 70,889      0.13%         0.65 - 2.40%     -10.27%  to    -0.09%
December 31, 2001...   14,095      $ 6.50081 to    $ 6.50081   $ 91,630      0.00%         1.25 - 1.25%      -8.26%  to    -8.26%
                                                          FIRST TRUST THE DOW TARGET 10
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,226      $ 9.83399 to    $10.14565   $ 11,614      0.00%         0.65 - 2.50%      -5.63%  to    -3.85%
December 31, 2004...    1,295      $10.55000 to    $10.42110   $ 12,754      0.00%         0.65 - 2.50%       4.21%  to    31.55%
December 31, 2003...      527      $ 8.01942 to    $12.04852   $  4,270      0.00%         1.00 - 1.25%      18.42%  to    18.72%
December 31, 2002...      624      $ 6.75516 to    $10.16862   $  4,218      0.00%         1.00 - 1.75%     -19.09%  to     0.20%
                                                         FIRST TRUST 10 UNCOMMON VALUES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,468      $ 4.50117 to    $14.19739   $  7,002      0.00%         0.65 - 1.90%      -1.33%  to    -0.07%
December 31, 2004...    2,085      $ 4.50450 to    $14.38846   $  9,808      0.00%         0.65 - 1.90%       9.23%  to    10.62%
December 31, 2003...    2,247      $ 4.07190 to    $13.17279   $  9,486      0.00%         0.65 - 1.90%      34.35%  to    36.06%
December 31, 2002...    2,223      $ 2.99272 to    $ 9.80488   $  6,760      0.00%         0.65 - 1.90%     -37.26%  to    -0.24%
December 31, 2001...    2,255      $ 4.71642 to    $ 4.71642   $ 10,637      0.00%         1.25 - 1.25%     -36.54%  to   -36.54%
                                                            FIRST TRUST ENERGY SECTOR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      178      $26.20508 to    $26.25795   $  4,661      0.00%         1.00 - 1.25%      47.27%  to    47.64%
December 31, 2004...      211      $17.78562 to    $17.79448   $  3,746      0.00%         1.00 - 1.25%      30.39%  to    30.72%
December 31, 2003...      209      $13.60587 to    $13.64716   $  2,839      0.00%         1.00 - 1.25%      30.08%  to    30.41%
December 31, 2002...      229      $10.43320 to    $10.48503   $  2,387      0.00%         1.00 - 1.75%      -5.47%  to     0.58%
                                                          FIRST TRUST FINANCAL SERVICES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      231      $15.55762 to    $15.58893   #  3,599      0.00%         1.00 - 1.25%       6.80%  to     7.07%
December 31, 2004...      319      $14.56013 to    $14.56756   $  4,641      0.00%         1.00 - 1.25%      13.97%  to    14.26%
December 31, 2003...      374      $12.74336 to    $12.78215   $  4,761      0.00%         1.00 - 1.25%      31.34%  to    31.67%
December 31, 2002...      382      $ 9.67816 to    $ 9.72631   $  3,698      0.00%         1.00 - 1.75%     -15.24%  to    -0.33%
                                                         FIRST TRUST PHARMHEALTH SECTOR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      282      $10.74296 to    $12.37366   $  3,062      0.00%         1.00 - 1.25%       9.90%  to    10.17%
December 31, 2004...      359      $ 9.75000 to    $11.26000   $  3,536      0.00%         1.00 - 1.25%      -1.92%  to    -1.71%
December 31, 2003...      412      $ 9.91681 to    $11.47981   $  4,119      0.00%         1.00 - 1.25%      18.16%  to    18.46%
December 31, 2002...      413      $ 8.37165 to    $ 9.70979   $  3,457      0.00%         1.00 - 1.75%     -29.05%  to    -0.35%
                                                             FIRST TRUST TECHNOLOGY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      308      $ 4.96742 to    $ 4.96742   $  1,532      0.00%         1.00 - 1.00%       4.12%  to     4.12%
December 31, 2004...      355      $ 4.77077 to    $ 4.77077   $  1,694      0.00%         1.00 - 1.00%       0.19%  to     0.19%
December 31, 2003...      435      $ 4.76159 to    $ 4.76159   $  2,073      0.00%         1.00 - 1.00%      45.14%  to    45.14%
December 31, 2002...      451      $ 3.28064 to    $ 9.40269   $  1,478      0.00%         1.00 - 1.25%     -42.04%  to    -5.97%
                                                      FIRST TRUST GLOBAL DIVIDEND TARGET 15
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    2,795      $12.65511 to    $13.05592   $ 36,800      0.00%         0.65 - 2.50%       7.43%  to     9.46%
December 31, 2004...    1,858      $11.93000 to    $11.78007   $ 22,624      0.00%         0.65 - 2.50%      12.65%  to    17.80%
December 31, 2003...      286      $10.58760 to    $12.95598   $  3,049      0.00%         1.00 - 1.25%      32.43%  to    32.76%
December 31, 2002...      294      $ 7.97479 to    $ 9.77750   $  2,342      0.00%         1.00 - 1.75%     -15.55%  to    -0.27%

                                                                A67


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    -----------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                           FIRST TRUST NASDAQ TARGET 15
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       673      $10.78336 to    $11.01244   $  6,552      0.00%         0.65 - 1.90%      1.36%  to     2.65%
December 31, 2004...       748      $10.63850 to    $10.72820   $  7,024      0.00%         0.65 - 1.90%     19.52%  to    20.53%
December 31, 2003...       570      $ 8.90087 to    $ 8.90087   $  5,070      0.00%         1.00 - 1.00%     34.66%  to    34.66%
December 31, 2002...       621      $ 6.61001 to    $ 9.71492   $  4,107      0.00%         1.00 - 1.25%    -26.90%  to    -2.85%
                                                             FIRST TRUST S&P TARGET 24
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,716      $10.85174 to    $11.19548   $ 18,042      0.00%         0.65 - 2.50%      1.56%  to     3.48%
December 31, 2004...     1,433      $10.68490 to    $10.81888   $ 14,152      0.00%         0.65 - 2.50%      6.85%  to    48.18%
December 31, 2003...       757      $ 7.30103 to    $11.88873   $  5,553      0.00%         1.00 - 1.25%     22.55%  to    22.86%
December 31, 2002...       802      $ 5.94238 to    $ 9.69498   $  4,767      0.00%         1.00 - 1.75%    -15.46%  to    -0.37%
                                                              FIRST TRUST MANAGED VIP
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    15,096      $11.77287 to    $12.14584   $182,873      0.00%         0.65 - 2.50%      4.57%  to     6.55%
December 31, 2004...     9,571      $11.25812 to    $11.39923   $108,508      0.00%         0.65 - 2.50%     12.58%  to    36.28%
December 31, 2003...     2,175      $ 8.36444 to    $13.20277   $ 20,497      0.00%         1.00 - 1.25%     33.25%  to    33.58%
December 31, 2002...     1,908      $ 6.26166 to    $ 9.90268   $ 12,065      0.00%         1.00 - 1.75%    -21.79%  to    -0.12%
                                                         FIRST TRUST VALUE LINE TARGET 25
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,713      $14.75809 to    $15.07130   $ 54,045      0.00%         0.65 - 1.90%     17.44%  to    18.93%
December 31, 2004...     2,730      $12.67240 to    $12.56662   $ 21,764      0.00%         0.65 - 1.90%    292.72%  to   296.02%
December 31, 2003...     1,541      $ 3.19993 to    $ 3.19993   $  4,932      0.00%         1.00 - 1.00%     39.52%  to    39.52%
December 31, 2002...     1,300      $ 2.29353 to    $ 9.94323   $  2,982      0.00%         1.00 - 1.25%    -43.46%  to    -0.57%
                                             FIRST TRUST DOW TARGET DIVIDEND   (AVAILABLE MAY 2, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,988      $ 9.70374 to    $ 9.82689   $ 58,424      0.00%         0.65 - 2.50%     -2.94%  to    -1.73%
                                                      ProFund VP Asia 30
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,504      $11.77381 to    $14.99956   $ 68,490      0.30%         0.65 - 2.50%     16.53%  to    18.73%
December 31, 2004...     3,205      $12.63287 to    $10.10342   $ 40,955      0.29%         0.65 - 2.50%     -1.19%  to     1.03%
December 31, 2003...     3,845      $12.78466 to    $10.42506   $ 49,127      0.07%         0.65 - 2.25%      0.93%  to    63.85%
December 31, 2002...     2,392      $ 7.80251 to    $ 9.85819   $ 18,578      0.00%         0.65 - 2.40%    -14.75%  to    -0.17%
                                                                 PROFUND VP BANKS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       975      $11.23895 to    $12.20988   $ 11,872      2.58%         0.65 - 2.50%     -2.63%  to    -0.79%
December 31, 2004...     1,047      $11.54299 to    $12.30741   $ 13,102      0.45%         0.65 - 2.50%     11.04%  to    15.43%
December 31, 2003...       517      $11.08359 to    $12.78925   $  5,759      0.90%         0.65 - 2.40%     26.28%  to    28.55%
December 31, 2002...       673      $ 8.62229 to    $10.12736   $  5,781      0.00%         0.65 - 2.40%     -9.25%  to     0.15%
                                                                  PROFUND VP BEAR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     6,309      $ 7.81248 to    $ 9.12581   $ 48,454      0.00%         0.65 - 2.50%     -3.82%  to    -2.00%
December 31, 2004...     3,448      $ 8.12302 to    $ 9.31230   $ 28,157      0.00%         0.65 - 2.50%    -12.53%  to   -10.87%
December 31, 2003...     5,783      $ 9.28716 to    $10.44809   $ 53,662      0.00%         0.65 - 2.50%    -25.08%  to    -7.13%
December 31, 2002...     5,917      $10.12449 to    $13.94621   $ 77,643      0.29%         0.65 - 2.40%      0.15%  to    20.03%
December 31, 2001...     3,060      $11.53643 to    $11.53643   $ 35,300      0.00%         1.25 - 1.25%     14.48%  to    14.48%
                                                             PROFUND VP BIOTECHNOLOGY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,503      $ 9.38369 to    $17.03129   $ 25,003      0.00%         0.65 - 1.90%     16.98%  to    18.47%
December 31, 2004...     2,930      $ 7.92074 to    $14.55869   $ 24,751      0.00%         0.65 - 1.90%      7.64%  to     9.01%
December 31, 2003...     1,929      $ 7.26607 to    $13.52589   $ 14,279      0.00%         0.65 - 1.90%     37.13%  to    38.88%
December 31, 2002...     2,706      $ 5.23209 to    $ 9.86364   $ 14,212      0.00%         0.65 - 1.90%    -37.92%  to    -0.16%
December 31, 2001...     5,093      $ 8.36814 to    $ 8.36814   $ 42,621      0.00%         1.25 - 1.25%    -15.38%  to   -15.38%
                                                            PROFUND VP BASIC MATERIALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,619      $12.38177 to    $12.40714   $ 34,114      0.06%         0.65 - 2.50%     -0.11%  to     1.77%
December 31, 2004...     2,088      $12.19078 to    $12.39593   $ 25,614      0.29%         0.65 - 2.50%      9.51%  to    23.96%
December 31, 2003...     4,606      $11.13250 to    $13.30914   $ 50,922      0.27%         0.65 - 2.15%     28.75%  to    30.72%
December 31, 2002...       455      $ 8.51605 to    $10.33389   $  3,852      0.00%         0.65 - 2.40%     -9.96%  to     0.40%
                                                               PROFUND VP ULTRABULL
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,472      $ 8.61103 to    $16.68766   $ 41,431      0.13%         0.65 - 1.90%      0.66%  to     1.94%
December 31, 2004...     8,988      $ 8.44700 to    $16.57769   $ 83,929      0.00%         0.65 - 1.90%     14.95%  to    16.41%
December 31, 2003...     7,766      $ 7.25597 to    $14.42210   $ 59,635      0.00%         0.65 - 1.90%     50.03%  to    51.94%
December 31, 2002...     7,379      $ 4.77567 to    $ 9.61301   $ 35,370      0.00%         0.65 - 1.90%    -36.52%  to    -0.47%
December 31, 2001...     7,629      $ 7.46998 to    $ 7.46998   $ 56,987      0.00%         1.25 - 1.25%    -23.84%       -23.84%

                                                                A68


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    ------------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                                  PROFUND VP BULL
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    20,272      $11.04492 to    $11.23459   $222,568      0.26%         0.65 - 2.50%      0.18%  to     2.07%
December 31, 2004...    26,232      $10.82090 to    $11.21483   $284,797      0.00%         0.65 - 2.50%      8.12%  to    12.15%
December 31, 2003...    13,721      $10.00845 to    $11.94242   $137,284      0.00%         0.65 - 2.40%     22.57%  to    24.77%
December 31, 2002...     7,700      $ 8.02152 to    $ 9.74304   $ 61,471      0.00%         0.65 - 2.40%    -13.28%  to    -0.31%
                                                           PROFUND VP CONSUMER SERVICES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       349      $ 9.30453 to    $ 9.90834   $  3,521      0.00%         0.65 - 2.50%     -7.04%  to    -5.29%
December 31, 2004...     1,192      $ 9.82392 to    $10.65926   $ 11,879      0.00%         0.65 - 2.50%      6.59%  to     6.90%
December 31, 2003...       403      $ 9.18941 to    $11.59131   $  3,777      0.00%         0.65 - 2.40%     23.76%  to    25.97%
December 31, 2002...       473      $ 7.29472 to    $ 9.36626   $  3,439      0.00%         0.65 - 2.40%    -18.16%  to    -0.76%
                                                        PROFUND VP CONSUMER GOODS PORTFOLIO
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       630      $10.53789 to    $11.03962   $  6,913      0.34%         0.65 - 2.50%     -2.85%  to    -1.01%
December 31, 2004...       921      $10.64584 to    $12.20066   $  9,972      0.03%         0.65 - 2.40%      8.54%  to    14.30%
December 31, 2003...       245      $ 9.80789 to    $10.67427   $  2,406      0.38%         0.65 - 2.25%      1.48%  to    17.69%
December 31, 2002...       597      $ 8.33352 to    $ 9.89654   $  4,952      0.00%         0.65 - 2.40%    -11.19%  to    -0.12%
                                                               PROFUND VP OIL & GAS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     8,943      $15.53164 to    $17.61397   $148,186      0.00%         0.65 - 2.50%     28.04%  to    30.46%
December 31, 2004...     6,640      $11.90553 to    $13.75686   $ 85,038      0.00%         0.65 - 2.50%     28.51%  to    37.57%
December 31, 2003...     4,640      $ 9.26400 to    $12.06634   $ 44,342      0.00%         0.65 - 2.40%     19.34%  to    21.48%
December 31, 2002...     2,509      $ 7.62620 to    $10.11106   $ 19,240      0.00%         0.65 - 2.40%    -17.58%  to     0.13%
December 31, 2001...     2,299      $ 9.18755 to    $ 9.18755   $ 21,124      0.00%         1.25 - 1.25%     -7.66%  to    -7.66%
                                                               PROFUND VP EUROPE 30
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,481      $ 9.92756 to    $13.01970   $ 81,339      0.14%         0.65 - 2.50%      5.40%  to     7.39%
December 31, 2004...    10,431      $ 9.24454 to    $12.35313   $102,514      0.14%         0.65 - 2.50%     13.58%  to    23.53%
December 31, 2003...    12,852      $ 8.13940 to    $11.08926   $108,778      0.20%         0.65 - 2.25%      2.39%  to    37.83%
December 31, 2002...     2,902      $ 5.90556 to    $ 9.69157   $ 17,373      0.00%         0.65 - 2.40%    -26.25%  to    -0.37%
December 31, 2001...     5,712      $ 7.87427 to    $ 7.87427   $ 44,976      0.00%         1.25 - 1.25%    -25.18%  to   -25.18%
                                                               PROFUND VP FINANCIALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,568      $11.38546 to    $11.39228   $ 31,419      0.72%         0.65 - 2.50%      1.39%  to     3.31%
December 31, 2004...     2,337      $11.02715 to    $13.33338   $ 27,138      0.28%         0.65 - 2.40%      7.38%  to     9.62%
December 31, 2003...     1,707      $10.05949 to    $12.41737   $ 17,791      0.17%         0.65 - 2.15%     26.21%  to    28.15%
December 31, 2002...     1,405      $ 7.84993 to    $ 9.83532   $ 11,125      0.00%         0.65 - 2.40%    -15.44%  to    -0.20%
December 31, 2001...     2,154      $ 9.21683 to    $ 9.21683   $ 19,854      0.00%         1.25 - 1.25%     -7.38%  to    -7.38%
                                                          PROFUND VP U.S. GOVERNMENT PLUS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,185      $11.44316 to    $13.11433   $ 89,133      2.31%         0.65 - 2.50%      6.29%  to     8.31%
December 31, 2004...     3,732      $10.23058 to    $12.10868   $ 43,240      0.86%         0.65 - 2.40%      5.28%  to     7.48%
December 31, 2003...     3,342      $ 9.71767 to    $11.26614   $ 36,696      3.92%         0.65 - 2.15%     -4.64%  to    -3.18%
December 31, 2002...    10,741      $10.18762 to    $11.63614   $124,290      1.63%         0.65 - 2.40%     10.98%  to     0.23%
                                                              PROFUND VP HEALTH CARE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,511      $ 9.04054 to    $10.97896   $ 53,879      0.00%         0.65 - 2.50%      3.37%  to     5.33%
December 31, 2004...     4,053      $ 8.58298 to    $10.97696   $ 37,119      0.00%         0.65 - 2.40%     -0.10%  to     1.70%
December 31, 2003...     2,642      $ 8.43984 to    $10.98801   $ 23,349      0.00%         0.65 - 2.40%     14.61%  to    16.66%
December 31, 2002...     1,863      $ 7.23445 to    $ 9.58752   $ 13,632      0.00%         0.65 - 2.40%    -23.19%  to    -0.50%
December 31, 2001...     3,489      $ 9.35186 to    $ 9.35186   $ 32,630      0.00%         1.25 - 1.25%     -6.11%  to    -6.11%
                                                  PROFUND VP HIGH YIELD   (AVAILABLE MAY 2, 2005)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     3,308      $10.54502 to    $10.63499   $ 35,001      3.74%         0.65 - 1.90%      5.47%  to     6.36%
                                                              PROFUND VP INDUSTRIALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       828      $11.65524 to    $12.02792   $ 10,102      0.00%         0.65 - 2.50%     -0.12%  to     1.77%
December 31, 2004...       808      $11.45243 to    $12.04227   $  9,459      0.00%         0.65 - 2.50%     12.48%  to    20.42%
December 31, 2003...     1,160      $10.18189 to    $12.81438   $ 11,752      0.00%         0.65 - 2.15%     25.64%  to    27.57%
December 31, 2002...       143      $ 7.98170 to    $10.19613   $  1,134      0.00%         0.65 - 2.40%    -13.55%  to     0.24%
                                                                PROFUND VP INTERNET
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,329      $19.61413 to    $20.90237   $ 25,339      0.00%         0.65 - 1.90%      5.40%  to     6.74%
December 31, 2004...     2,334      $18.37524 to    $19.83065   $ 41,983      0.00%         0.65 - 1.90%     18.95%  to    20.47%
December 31, 2003...       986      $15.25273 to    $16.67093   $ 14,857      0.00%         0.65 - 1.90%     74.61%  to    76.83%
December 31, 2002...     3,366      $ 8.62559 to    $ 9.54758   $ 28,884      0.00%         0.65 - 1.90%     -9.23%  to    -0.55%

                                                                A69


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    -----------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                                 PROFUND VP JAPAN
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     9,016      $13.81772 to    $14.27008   $129,124       0.00%        0.65 - 2.50%     38.25%  to    40.86%
December 31, 2004...     2,766      $ 9.80926 to    $13.25999   $ 27,662       0.00%        0.65 - 2.40%      4.68%  to     6.86%
December 31, 2003...     2,740      $ 9.17953 to    $12.66775   $ 25,192       0.00%        0.65 - 2.15%     24.05%  to    25.95%
December 31, 2002...       424      $ 7.28809 to    $10.20853   $  3,073       0.00%        0.65 - 2.40%    -18.20%  to     0.25%
                                                            PROFUND VP PRECIOUS METALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,464      $12.49053 to    $15.17761   $113,120       0.00%        0.65 - 2.50%     23.15%  to    25.48%
December 31, 2004...     5,015      $10.14273 to    $12.09584   $ 60,442       0.00%        0.65 - 2.50%    -12.17%  to   -10.50%
December 31, 2003...     5,643      $11.54866 to    $13.51554   $ 76,189       0.00%        0.65 - 2.50%     15.49%  to    38.33%
December 31, 2002...     5,721      $ 9.77068 to    $11.29521   $ 55,648       0.00%        0.65 - 2.40%     -1.54%  to     1.56%
                                                             PROFUND VP MID-CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    12,852      $12.01395 to    $12.02225   $155,726       0.00%        0.65 - 2.50%      8.45%  to    10.50%
December 31, 2004...     6,821      $10.87246 to    $11.08578   $ 75,036       0.00%        0.65 - 2.50%     10.36%  to    10.86%
December 31, 2003...     4,689      $ 9.85186 to    $12.24894   $ 46,543       0.00%        0.65 - 2.40%     24.84%  to    27.08%
December 31, 2002...     1,952      $ 7.75273 to    $ 9.81179   $ 15,065       0.00%        0.65 - 2.40%    -15.08%  to    -0.23%
                                                             PROFUND VP MID-CAP VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,507      $12.91090 to    $12.96407   $ 99,111       0.00%        0.65 - 2.50%      6.13%  to     8.14%
December 31, 2004...    10,344      $11.98840 to    $12.16502   $125,392       0.00%        0.65 - 2.50%     15.21%  to    21.65%
December 31, 2003...     4,742      $10.40614 to    $13.32549   $ 50,523       0.00%        0.65 - 2.40%     34.86%  to    32.49%
December 31, 2002...     1,623      $ 7.71623 to    $10.05794   $ 12,488       0.00%        0.65 - 2.40%    -15.33%  to     0.07%
                                                            PROFUND VP PHARMACEUTICALS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,378      $ 7.79007 to    $ 8.82252   $ 10,783       0.29%        0.65 - 2.50%     -6.21%  to    -4.44%
December 31, 2004...     1,435      $ 8.15189 to    $ 8.78326   $ 11,802       0.00%        0.65 - 2.40%    -11.40%  to    -9.81%
December 31, 2003...     1,316      $ 9.03855 to    $ 9.91382   $ 11,850       0.00%        0.65 - 2.40%      3.06%  to     4.91%
December 31, 2002...       398      $ 8.61559 to    $ 9.61936   $  3,413       0.00%        0.65 - 2.40%     -9.29%  to    -0.46%
                                                              PROFUND VP REAL ESTATE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,949      $13.55256 to    $19.09812   $ 34,432       2.04%        0.65 - 2.50%      4.09%  to     6.06%
December 31, 2004...     4,720      $13.02029 to    $18.00747   $ 79,438       1.89%        0.65 - 2.50%     26.37%  to    30.20%
December 31, 2003...     2,564      $13.29130 to    $14.24964   $ 35,196       2.00%        0.65 - 2.15%     30.29%  to    32.29%
December 31, 2002...     1,997      $10.19823 to    $10.77187   $ 20,865       4.67%        0.65 - 2.40%     -0.63%  to     0.24%
December 31, 2001...     3,593      $10.76300 to    $10.76300   $ 38,670       0.00%        1.25 - 1.25%      7.19%  to     7.19%
                                                        PROFUND VP RISING RATES OPPORTUNITY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    11,309      $ 6.22921 to    $ 7.43736   $ 72,023       0.00%        0.65 - 2.50%    -10.19%  to    -8.49%
December 31, 2004...    16,152      $ 6.80694 to    $ 8.28113   $112,263       0.00%        0.65 - 2.50%    -17.19%  to   -11.47%
December 31, 2003...     5,316      $ 7.68911 to    $ 9.06711   $ 41,218       0.00%        0.65 - 2.40%     -6.41%  to    -4.74%
December 31, 2002...       890      $ 8.07133 to    $ 9.68855   $  7,168       0.00%        0.65 - 2.40%    -12.95%  to    -0.38%
                                                                  PROFUND VP OTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    11,466      $ 5.54081 to    $10.62917   $ 89,367       0.00%        0.65 - 2.50%     -2.32%  to    -0.47%
December 31, 2004...    20,721      $ 5.56695 to    $10.88139   $156,073       0.00%        0.65 - 2.50%      7.82%  to     8.81%
December 31, 2003...    25,158      $ 5.16310 to    $13.43592   $153,444       0.00%        0.65 - 2.15%     43.59%  to    45.79%
December 31, 2002...    20,541      $ 3.54138 to    $ 9.35410   $ 75,788       0.00%        0.65 - 2.40%    -39.02%  to    -0.78%
December 31, 2001...    11,681      $ 5.76592 to    $ 5.76592   $ 67,353       0.00%        1.25 - 1.25%    -39.90%  to   -39.90%
                                                             PROFUND VP SEMICONDUCTOR
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,778      $ 7.93141 to    $12.73195   $ 13,685       0.00%        0.65 - 1.90%      6.58%  to     7.94%
December 31, 2004...     1,507      $ 7.34818 to    $11.94555   $ 10,853       0.00%        0.65 - 1.90%    -25.00%  to   -24.04%
December 31, 2003...     1,915      $ 9.67397 to    $15.92764   $ 18,307       0.00%        0.65 - 1.90%     84.74%  to    87.10%
December 31, 2002...       737      $ 5.17062 to    $ 8.62152   $  3,789       0.00%        0.65 - 1.90%    -32.42%  to    -1.66%
                                                            PROFUND VP SMALL-CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    13,797      $12.77991 to    $13.14465   $184,753       0.00%        0.65 - 2.50%      4.86%  to     6.84%
December 31, 2004...    16,741      $12.18762 to    $12.30294   $208,744       0.00%        0.65 - 2.50%     19.02%  to    21.88%
December 31, 2003...    14,600      $10.33685 to    $12.97770   $153,408       0.00%        0.65 - 2.40%     31.10%  to    33.45%
December 31, 2002...     3,108      $ 7.74608 to    $ 9.89931   $ 23,968       0.00%        0.65 - 2.40%    -15.13%  to    -0.12%
                                              PROFUND VP SHORT MID-CAP (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       472      $ 8.61142 to    $ 8.73367   $  4,080       0.00%        0.65 - 1.90%    -11.18%  to   -10.05%
December 31, 2004...        53      $ 9.69807 to    $ 9.70092   $    515       0.00%        1.00 - 1.65%     -0.35%  to    -0.34%

                                                                A70


                                        AT YEAR ENDED                                            FOR YEAR ENDED
                      --------------------------------------------------    -----------------------------------------------------
                        UNITS                                      NET      INVESTMENT
                     OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                        (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST    LOWEST TO    HIGHEST
                     -----------     ------------------------   --------    ----------   ----------------    --------------------
                                                                PROFUND VP SHORT OTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,301      $ 6.10193 to    $ 8.07924   $ 31,249       0.00%        0.65 - 2.50%     -1.70%  to     0.16%
December 31, 2004...     2,547      $ 5.53538 to    $ 6.09211   $ 15,078       0.00%        0.65 - 2.40%    -13.25%  to   -11.69%
December 31, 2003...     4,453      $ 6.38053 to    $ 6.89824   $ 30,229       0.76%        0.65 - 2.40%    -38.81%  to   -37.71%
December 31, 2002...     1,274      $10.42770 to    $11.07498   $ 14,028       0.00%        0.65 - 2.40%      7.22%  to     0.52%
                                              PROFUND VP SHORT SMALL-CAP (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...       726      $ 9.08360 to    $ 9.21260   $  6,654       0.00%        0.65 - 1.90%     -4.76%  to    -3.55%
December 31, 2004...       268      $ 9.54341 to    $ 9.54061   $  2,559       0.00%        1.00 - 1.65%     -0.53%  to    -0.52%
                                                             PROFUND VP SMALL-CAP VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     4,740      $11.77792 to    $12.66318   $ 61,212       0.00%        0.65 - 2.50%      1.40%  to     3.32%
December 31, 2004...    14,281      $11.39922 to    $12.48776   $175,602       0.00%        0.65 - 2.50%     19.34%  to    24.88%
December 31, 2003...    14,978      $ 9.55207 to    $13.33056   $147,142       0.00%        0.65 - 2.40%     31.45%  to    33.81%
December 31, 2002...     4,098      $ 7.13873 to    $10.14115   $ 29,161       0.00%        0.65 - 2.40%    -19.21%  to     0.17%
                                                                PROFUND VP TECHNOLOGY
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     2,697      $ 5.06142 to    $12.90161   $ 15,241       0.60%        0.65 - 1.90%     -0.69%  to     0.57%
December 31, 2004...     3,442      $ 5.03294 to    $12.99168   $ 19,542       0.00%        0.65 - 1.90%     -2.33%  to    -1.08%
December 31, 2003...     3,795      $ 5.08790 to    $13.30122   $ 20,788       0.00%        0.65 - 1.90%     43.19%  to    45.02%
December 31, 2002...     3,619      $ 3.50847 to    $ 9.28896   $ 13,171       0.00%        0.65 - 1.90%    -41.07%  to    -0.86%
December 31, 2001...     2,524      $ 5.91069 to    $ 5.91069   $  4,137       0.00%        1.25 - 1.25%    -38.54%  to   -38.54%
                                                            PROFUND VP TELECOMMUNICATIONS
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     1,289      $ 4.78437 to    $11.37557   $  8,800       2.21%        0.65 - 2.50%     -8.97%  to    -7.25%
December 31, 2004...     2,863      $ 5.15817 to    $12.49641   $ 17,888       1.22%        0.65 - 2.50%     14.81%  to    24.96%
December 31, 2003...     1,363      $ 4.49290 to    $10.05273   $  7,490       0.00%        0.65 - 2.15%      0.26%  to     1.80%
December 31, 2002...     3,677      $ 4.41367 to    $10.02378   $ 16,791       0.00%        0.65 - 2.40%    -38.24%  to     0.03%
December 31, 2001...       583      $ 7.09512 to    $ 7.09512   $ 95,663       0.00%        1.25 - 1.25%    -27.38%  to   -27.38%
                                                               PROFUND VP ULTRAMID-CAP
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     5,482      $14.43434 to    $15.87782   $ 87,663       0.00%        0.65 - 2.50%     14.96%  to    17.13%
December 31, 2004...     6,891      $12.32354 to    $13.81214   $ 88,422       0.00%        0.65 - 2.50%     26.87%  to    38.12%
December 31, 2003...     3,833      $ 9.71365 to    $16.36516   $ 38,352       0.00%        0.65 - 2.40%     66.02%  to    68.99%
December 31, 2002...     3,050      $ 5.74812 to    $ 9.85757   $ 17,448       0.00%        0.65 - 2.40%    -28.54%  to    -0.17%
                                                                 PROFUND VP ULTRAOTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    55,242      $ 1.30702 to    $18.28341   $ 96,201       0.00%        0.65 - 1.90%     -5.58%  to    -4.38%
December 31, 2004...    80,485      $ 1.36684 to    $19.36302   $146,750       0.00%        0.65 - 1.90%     11.93%  to    13.36%
December 31, 2003...    77,398      $ 1.20574 to    $17.29931   $110,190       0.00%        0.65 - 1.90%     98.82%  to    98.82%
December 31, 2002...    73,515      $ 0.59883 to    $ 8.70112   $ 45,937       0.00%        0.65 - 1.90%    -69.15%  to    -1.57%
December 31, 2001...    50,125      $ 1.90850 to    $ 1.90850   $ 83,741       0.00%        1.25 - 1.25%    -69.16%  to   -69.16%
                                                              PROFUND VP ULTRASMALL-CAP
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     3,107      $12.40722 to    $24.45672   $ 39,714       0.00%        0.65 - 1.90%     -2.10%  to    -0.86%
December 31, 2004...    12,861      $12.51485 to    $24.98207   $173,324       0.00%        0.65 - 1.90%     28.58%  to    30.22%
December 31, 2003...     8,428      $ 9.61073 to    $19.42973   $ 83,335       0.00%        0.65 - 1.90%     95.67%  to    98.16%
December 31, 2002...     6,340      $ 4.85002 to    $ 9.92993   $ 30,346       0.00%        0.65 - 1.90%    -42.98%  to    -0.08%
December 31, 2001...    10,010      $ 8.36529 to    $ 8.36529   $ 14,920       0.00%        1.25 - 1.25%     -8.91%  to    -8.91%
                                                                PROFUND VP UTILITIES
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     6,383      $10.07028 to    $13.74600   $ 75,840       0.68%        0.65 - 2.50%     10.24%  to    12.33%
December 31, 2004...     5,238      $ 8.96510 to    $12.46874   $ 51,953       1.01%        0.65 - 2.50%     20.29%  to    24.69%
December 31, 2003...     2,838      $ 7.45318 to    $12.59701   $ 22,638       2.27%        0.65 - 2.15%     18.76%  to    20.58%
December 31, 2002...     4,114      $ 6.18117 to    $10.60389   $ 26,021       0.00%        0.65 - 2.40%    -24.43%  to     0.73%
December 31, 2001...     1,589      $ 8.12156 to    $ 8.12156   $ 12,908       0.00%        1.25 - 1.25%    -17.70%  to   -17.70%
                                              PROFUND VP LARGE-CAP GROWTH (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     8,052      $10.20039 to    $10.41581   $ 83,058       0.00%        0.65 - 2.50%     -1.58%  to     0.28%
December 31, 2004...       337      $10.36577 to    $10.38693   $  3,498       0.00%        0.65 - 2.40%      0.42%  to     0.44%
                                              PROFUND VP LARGE-CAP VALUE (AVAILABLE NOVEMBER 22, 2004)
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     7,437      $10.40456 to    $10.62437   $ 78,232       0.00%        0.65 - 2.50%      0.46%  to     2.36%
December 31, 2004...       440      $10.37933 to    $10.35694   $  4,561       0.00%        0.65 - 2.40%      0.41%  to     0.44%

                                                                A71


                                        AT YEAR ENDED                                           FOR YEAR ENDED
                     ---------------------------------------------------    ----------------------------------------------------
                       UNITS                                      NET       INVESTMENT
                    OUTSTANDING           UNIT VALUE             ASSETS       INCOME      EXPENSE RATIO**      TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST      (000S)       RATIO*     LOWEST - HIGHEST   LOWEST TO     HIGHEST
                    -----------     ------------------------   ---------    ----------   ----------------   ---------------------
                                                                     RYDEX NOVA
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,194      $ 6.79147 to    $15.13531   $   7,743       0.31%        0.65 - 1.65%     2.26%  to      3.29%
December 31, 2004...    1,584      $ 6.57506 to    $14.80144   $  10,006       0.05%        0.65 - 1.65%    13.87%  to    165.58%
December 31, 2003...    2,051      $ 5.57318 to    $ 5.77394   $  11,452       0.00%        0.65 - 1.40%    37.24%  to     38.28%
December 31, 2002...    2,806      $ 4.17539 to    $ 9.58577   $  11,407       5.02%        0.65 - 2.15%   -36.14%  to     -0.50%
December 31, 2001...    3,991      $ 6.40777 to    $ 6.40777   $  25,571       8.28%        1.25 - 1.25%   -24.65%  to    -24.65%
                                                                     RYDEX OTC
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    4,874      $ 6.49742 to    $14.31564   $  30,222       0.00%        0.65 - 1.65%    -0.55%  to      0.46%
December 31, 2004...    6,736      $ 6.46788 to    $14.39508   $  41,864       0.00%        0.65 - 1.65%     7.54%  to      8.63%
December 31, 2003...    8,737      $ 5.95385 to    $13.38605   $  50,307       0.00%        0.65 - 1.65%    43.02%  to     44.47%
December 31, 2002...   11,072      $ 4.12119 to    $ 9.35418   $  44,381       0.00%        0.65 - 2.15%   -39.25%  to     -0.78%
December 31, 2001...   15,866      $ 6.64760 to    $ 6.64760   $ 105,471       0.00%        1.25 - 1.25%   -36.09%  to   - 36.09%
                                                                     RYDEX URSA
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...      125      $ 6.56305 to    $ 9.67905   $   1,181       0.00%        1.00 - 1.65%    -2.40%  to     -1.76%
December 31, 2004...      149      $ 9.62902 to    $ 9.85245   $   1,435       0.00%        1.00 - 1.40%   -11.47%  to    -11.11%
December 31, 2003...      186      $10.87639 to    $11.08367   $   2,028       0.00%        1.00 - 1.40%   -24.72%  to    -24.41%
December 31, 2002...      240      $10.13510 to    $14.85376   $   3,468       1.08%        0.65 - 2.15%    20.85%  to      0.16%
December 31, 2001...      351      $12.04532 to    $12.04532   $   4,234       6.29%        1.25 - 1.25%    13.38%  to     13.38%
                                                               AIM V.I. DYNAMICS FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    5,600      $10.48172 to    $12.55791   $  60,680       0.00%        0.65 - 2.50%     7.96%  to     10.00%
December 31, 2004...    7,133      $ 9.52867 to    $11.63192   $  70,632       0.00%        0.65 - 2.50%    12.60%  to     16.32%
December 31, 2003...    9,813      $ 8.46233 to    $13.04653   $  85,022       0.00%        0.65 - 2.40%    34.52%  to     36.93%
December 31, 2002...   10,278      $ 6.18018 to    $ 9.69882   $  62,724       0.00%        0.65 - 2.40%   -32.34%  to     -0.36%
December 31, 2001...   13,392      $ 8.98285 to    $ 8.98285   $ 120,295       0.00%        1.25 - 1.25%   -32.10%  to    -32.10%
                                                          AIM V.I. FINANCIAL SERVICES FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    5,702      $11.44169 to    $15.68589   $  81,547       1.50%        0.65 - 2.50%     3.27%  to      5.22%
December 31, 2004...    6,188      $11.07969 to    $14.90782   $  86,730       0.66%        0.65 - 2.50%     7.97%  to     10.80%
December 31, 2003...    7,447      $12.53928 to    $13.80766   $  98,078       0.51%        0.65 - 2.40%    26.47%  to     28.74%
December 31, 2002...    8,207      $ 9.91457 to    $10.72535   $  85,333       0.48%        0.65 - 2.40%   -15.45%  to     -0.10%
December 31, 2001...   11,612      $12.47539 to    $12.47539   $ 144,865       0.22%        1.25 - 1.25%   -11.15%  to    -11.15%
                                                             AIM V.I. HEALTH CARE FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    8,909      $11.99567 to    $13.99520   $ 116,595       0.00%        0.65 - 2.50%     5.45%  to      7.45%
December 31, 2004...    9,914      $11.37535 to    $13.02517   $ 122,422       0.00%        0.65 - 2.50%     6.87%  to     13.75%
December 31, 2003...   11,072      $10.85273 to    $12.18804   $ 129,595       0.00%        0.65 - 2.25%     8.53%  to     26.95%
December 31, 2002...   12,425      $ 9.50807 to    $ 9.60053   $ 115,835       0.00%        0.65 - 2.40%   -24.94%  to     -0.59%
December 31, 2001...   17,419      $12.57903 to    $12.57903   $ 219,116       0.33%        1.25 - 1.25%   -13.81%  to    -13.81%
                                                             AIM V.I. - TECHNOLOGY FUND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   13,665      $ 5.45039 to    $13.73947   $  72,366       0.00%        0.65 - 1.90%     0.24%  to      1.51%
December 31, 2004...   18,010      $ 5.36926 to    $13.70690   $  94,451       0.00%        0.65 - 1.90%     2.64%  to      3.95%
December 31, 2003...   18,239      $ 5.16515 to    $13.35425   $  92,924       0.00%        0.65 - 1.90%    42.53%  to     44.34%
December 31, 2002...   19,761      $ 3.57837 to    $ 9.36955   $  69,602       0.00%        0.65 - 1.90%   -47.19%  to     -0.76%
December 31, 2001...   26,653      $ 6.66352 to    $ 6.66352   $ 177,600       0.00%        1.25 - 1.25%   -39.68%  to    -39.68%
                                                          WFVT ADVANTAGE ASSET ALLOCATION
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    5,123      $11.53381 to    $23.41668   $ 119,014       2.03%        1.40 - 2.25%     2.63%  to      3.52%
December 31, 2004...    6,331      $11.23801 to    $22.62013   $ 142,216       2.00%        1.40 - 2.25%     7.81%  to     12.38%
December 31, 2003...    7,245      $11.75271 to    $20.98180   $ 151,438       1.73%        1.40 - 1.90%    19.78%  to     20.39%
December 31, 2002...    8,340      $ 9.80923 to    $17.42864   $ 145,328       3.00%        1.40 - 2.15%   -14.07%  to     -0.23%
December 31, 2001...   10,329      $20.28233 to    $20.28233   $ 209,489       1.58%        1.25 - 1.25%    -8.26%  to     -8.26%
                                                            WFVT ADVANTAGE EQUITY INCOME
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    2,707      $11.92936 to    $18.60046   $  31,523       1.45%        0.65 - 2.50%     2.75%  to      4.69%
December 31, 2004...    2,903      $11.61020 to    $17.76678   $  31,951       1.64%        0.65 - 2.50%    10.36%  to     16.10%
December 31, 2003...    2,328      $15.28644 to    $16.09924   $  23,153       1.58%        0.65 - 2.25%    23.37%  to     25.39%
December 31, 2002...    1,601      $ 9.89706 to    $12.83930   $  12,284       1.70%        0.65 - 2.40%   -19.79%  to     -0.12%
December 31, 2001...    1,020      $ 9.36951 to    $ 9.36951   $   9,556       1.05%        1.25 - 1.25%    -6.74%  to     -6.74%
                                                         WFVT ADVANTAGE C&B LARGE CAP VALUE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...    1,934      $ 9.61029 to    $ 9.66390   $  17,885       0.76%        0.65 - 2.25%     0.79%  to      2.44%
December 31, 2004...    2,343      $ 9.43398 to    $ 9.53473   $  21,281       1.58%        0.65 - 2.25%     8.71%  to     10.50%
December 31, 2003...    2,644      $ 8.53761 to    $ 8.77041   $  21,792       1.51%        0.65 - 2.25%    22.74%  to     24.75%
December 31, 2002...    3,054      $ 6.84372 to    $ 9.96567   $  20,215       1.22%        0.65 - 2.40%   -24.58%  to     -0.04%
December 31, 2001...    3,706      $ 8.82553 to    $ 8.82553   $  32,706       0.59%        1.25 - 1.25%    -7.70%  to     -7.70%

                                                                A72


                                       AT YEAR ENDED                                             FOR YEAR ENDED
                     --------------------------------------------------    ------------------------------------------------------
                       UNITS                                      NET      INVESTMENT
                    OUTSTANDING           UNIT VALUE            ASSETS       INCOME      EXPENSE RATIO**       TOTAL RETURN***
                       (000S)       LOWEST  TO      HIGHEST     (000S)       RATIO*     LOWEST - HIGHEST     LOWEST TO    HIGHEST
                    -----------     ------------------------   --------    ----------   ----------------     --------------------
                                              WFVT ADVANTAGE LARGE COMPANY CORE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,406       $10.55130 to    $17.28105   $ 24,242       0.50%        1.40 - 2.00%      -4.19%  to    -3.60%
December 31, 2004...   1,873       $11.01271 to    $17.92732   $ 33,512       0.00%        1.40 - 2.00%       6.86%  to    10.13%
December 31, 2003...   2,374       $11.65063 to    $16.77690   $ 39,779       0.00%        1.40 - 1.65%      21.55%  to    21.86%
December 31, 2002...   2,940       $ 9.57946 to    $13.76777   $ 40,473       0.12%        1.40 - 2.15%     -26.88%  to    -0.51%
December 31, 2001...   3,784       $18.82884 to    $18.82884   $ 71,245       0.01%        1.25 - 1.25%     -20.34%  to   -20.34%
                                              WFVT ADVANTAGE INTERNATIONAL CORE
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     289       $ 8.48386 to    $14.54433   $  2,650       1.87%        1.40 - 2.15%       7.32%  to     8.14%
December 31, 2004...     327       $ 7.84507 to    $13.55206   $  2,802       0.22%        1.40 - 2.15%       6.66%  to     8.09%
December 31, 2003...     309       $ 7.25760 to    $12.70566   $  2,409       0.32%        1.40 - 1.65%      29.29%  to    29.62%
December 31, 2002...     261       $ 5.59914 to    $ 9.82123   $  1,479       0.19%        1.40 - 2.15%     -24.00%  to    -0.22%
December 31, 2001...     205       $ 7.36703 to    $ 7.36703   $  1,512       0.02%        1.25 - 1.25%     -17.27%  to   -17.27%
                                             WFVT ADVANTAGE LARGE COMPANY GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,456       $ 8.59302 to    $10.87742   $ 13,023       0.18%        1.40 - 2.00%       3.59%  to     4.23%
December 31, 2004...   1,767       $ 8.24000 to    $10.50024   $ 15,147       0.00%        1.40 - 2.00%       1.75%  to     5.00%
December 31, 2003...   1,879       $ 8.09835 to    $11.59446   $ 15,554       0.00%        1.40 - 1.90%      23.89%  to    24.52%
December 31, 2002...   1,746       $ 6.50377 to    $ 9.35612   $ 11,379       0.00%        1.40 - 2.15%     -29.02%  to    -0.78%
December 31, 2001...   1,900       $ 9.16312 to    $ 9.16312   $ 17,414       0.00%        1.25 - 1.25%     -21.99%  to   -21.99%
                                                 WFVT ADVANTAGE MONEY MARKET
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   2,115       $ 9.86463 to    $12.75216   $ 26,963       2.47%        1.40 - 1.65%       0.85%  to     1.11%
December 31, 2004...   2,746       $ 9.78121 to    $12.61236   $ 34,621       0.68%        1.40 - 1.65%      -0.96%  to    -0.70%
December 31, 2003...   3,678       $ 9.87554 to    $12.70171   $ 46,714       0.52%        1.40 - 1.65%      -1.16%  to    -0.91%
December 31, 2002...   5,391       $ 9.98520 to    $12.81783   $ 69,107       1.24%        1.40 - 2.15%      -0.16%  to    -0.02%
December 31, 2001...   5,952       $12.83871 to    $12.83871   $ 76,417       3.53%        1.25 - 1.25%       2.28%  to     2.28%
                                               WFVT ADVANTAGE SMALL CAP GROWTH
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...     530       $ 9.42126 to    $15.80703   $  5,212       0.00%        1.40 - 1.90%       4.23%  to     4.76%
December 31, 2004...     636       $ 8.99000 to    $15.16544   $  5,946       0.00%        1.40 - 1.90%      11.28%  to    12.17%
December 31, 2003...     735       $ 8.01738 to    $13.62765   $  6,050       0.00%        1.40 - 1.65%      39.92%  to    40.28%
December 31, 2002...     778       $ 5.71536 to    $ 9.73357   $  4,454       0.00%        1.40 - 2.15%     -39.08%  to    -0.32%
December 31, 2001...     901       $ 9.38223 to    $ 9.38223   $  8,450       0.00%        1.25 - 1.25%     -25.44%  to   -25.44%
                                              WFVT ADVANTAGE TOTAL RETURN BOND
                     ------------------------------------------------------------------------------------------------------------
December 31, 2005...   1,329       $10.24238 to    $13.44215   $ 17,781       3.62%        1.40 - 2.25%      -0.44%  to     0.43%
December 31, 2004...   1,600       $10.28716 to    $13.38474   $ 21,323       3.44%        1.40 - 2.25%       2.87%  to     2.99%
December 31, 2003...   2,027       $10.85859 to    $12.99668   $ 26,285       3.24%        1.40 - 1.90%       6.36%  to     6.90%
December 31, 2002...   2,452       $10.20667 to    $12.15811   $ 29,806       6.11%        1.40 - 2.15%       0.25%  to     6.24%
December 31, 2001...   2,979       $11.44402 to    $11.44402   $ 34,087       6.19%        1.25 - 1.25%       5.91%  to     5.91%

*    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**   These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the
     Account, the total return is calculated for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

                                      A73

NOTE 8:   CONTRACT CHARGES/FEATURES

          Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

          INSURANCE CHARGE - The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. Prior to the consolidation of Separate Account B (described in Note 6), the level of Insurance Charge determined which separate account was used to fund the particular annuity.

          The following Insurance Charge levels apply to each Annuity product, as listed.

          INSURANCE CHARGE    ANNUITY PRODUCT NAME
          ----------------    --------------------
          0.65%               Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit SIX,
                              Optimum, Optimum Plus
          1.00%               AS Impact, Defined Investments Annuity, Galaxy III
          1.25%               ASAIA, ASVIA
          1.40%               PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL,
                              Stagecoach Flex, ASL Premier, XTra Credit Stagecoach Extra Credit, Harvester XTra Credit, XTra
                              Credit Premier XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable
                              Annuity, Stagecoach VA+
          1.65%               Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
          2.25%               ASAIA w/ Guarantee

          DISTRIBUTION CHARGE - The Distribution Charge is deducted by the Separate Account on four American Skandia annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

          DISTRIBUTION CHARGE     ANNUITY PRODUCT NAME                                          PERIOD DEDUCTED
          -------------------     --------------------                                          ---------------
          0.60%                   ASAP III, Stagecoach ASAP III, Optimum                        Annuity Years 1-8 only
          1.00%                   XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus     Annuity Years 1-10 only

          ANNUAL MAINTENANCE FEE - An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

          TRANSFER FEES - Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

          CONTINGENT DEFERRED SALES CHARGES - Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

          PREMIUM TAXES - Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

          OPTIONAL BENEFIT CHARGES - Prior to November 18, 2002, American Skandia offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, American Skandia offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner.

          Currently, American Skandia offers eight different optional benefits, as follows: Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit
          (GMIB), Lifetime Five Income Benefit (LT5), Highest Anniversary Value Death Benefit (HAV), Enhanced Beneficiary Protection Death Benefit
          (EBP), Highest Daily Value Death Benefit (HDV) and Combination 5% Roll-Up and HAV Death Benefit (Combo 5%).Currently, the charge for GRO Plus, HAV and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, the charge for HDV and Combo 5% is 0.50% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. Certain American Skandia annuity contracts may not be eligible to elect all or any optional benefits.

                                      A74

NOTE 9:   ACCUMULATION UNIT VALUES
          Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

          ASSET-BASED CHARGE LEVEL      DESCRIPTION OF WHEN APPLICABLE
          ------------------------      ------------------------------
          0.65%                         Choice, Choice 2000 - No Optional Benefits.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).

          0.90%                         Choice, Choice 2000 - One 0.25% Optional Benefit.

          1.00%                         AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits.
                                        Choice 2000 - with GMWB.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).

          1.15%                         Choice - Two 0.25% Optional Benefits.
                                        Choice 2000 - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.

          1.25%                         ASAP III, Stagecoach ASAP III, Optimum - No Optional Benefits.
                                        AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit.
                                        Choice 2000 - with LT5; or with GMWB and either HAV or EBP. ASAIA, ASVIA
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).

          1.40%                         PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
                                        ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
                                        Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
                                        Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits.
                                        Choice - Three 0.25% Optional Benefits.
                                        Choice 2000 - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).

          1.50%                         ASAP III, Stagecoach ASAP III, Optimum - One 0.25% Optional Benefit.
                                        AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits.
                                        Choice 2000 - with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or with LT5 and either HAV or EBP.

          1.60%                         ASAP III, Stagecoach ASAP III, Optimum - with GMWB.

          1.65%                         Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
                                        Stagecoach XTra Credit SIX, Optimum Plus - No Optional Benefits. ACN, ASAP, ASAP II,
                                        Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL, Stagecoach Flex,
                                        ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra Credit, XTra Credit
                                        Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable
                                        Annuity, Stagecoach VA+ - One 0.25% Optional Benefit.
                                        This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).

          1.75%                         ASAP III, Stagecoach ASAP III, Optimum - One 0.50% Optional Benefit; or Two 0.25% Optional
                                        Benefits.
                                        Defined Investments Annuity - Three 0.25% Optional Benefits.
                                        Choice 2000 - with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either Combo
                                        5% or HDV.

          1.85%                         ASAP III, Stagecoach ASAP III, Optimum - with LT5; or with GMWB and either HAV or EBP.

          1.90%                         ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
                                        Stagecoach XTra Credit SIX, Optimum Plus - One 0.25% Optional Benefit. ASAP II, Apex,
                                        Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit, XTra Credit
                                        FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Two 0.25% Optional Benefits.

                                      A75

          2.00%                         ASAP III, Stagecoach ASAP III, Optimum - with Combo 5% and GRO Plus; or with Three 0.25%
                                        Optional Benefits.
                                        ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with GMWB.
                                        Choice 2000 - with LT5, HDV and EBP.

          2.10%                         ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HAV and EBP; or with GMWB and either
                                        Combo 5% or HDV; or with LT5 and either HAV or EBP.

          2.15%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits. ASAP II,
                                        Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit, XTra
                                        Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Three 0.25% Optional Benefits.

          2.25%                         ASAP II -- with HAV, EBP and GMWB.
                                        ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
                                        Stagecoach XTra Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP.
                                        ASAIA w/ Guarantee*
                                        *This asset-based charge level was formerly applicable to annuity contracts funded through
                                        American Skandia Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).

          2.35%                         ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HDV and EBP; or with LT5, HAV and EBP;
                                        or with LT5 and either Combo 5% or HDV.

          2.40%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.

          2.50%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or with
                                        LT5 and either HAV or EBP.

          2.60%                         ASAP III, Stagecoach ASAP III, Optimum - with LT5, HDV and EBP.

          2.75%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
                                        Combo 5% or HDV.

          3.00%                         ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit
                                        SIX, Optimum Plus - with LT5, HDV and EBP.

                                      A76

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
American Skandia Life Assurance Corporation
Variable Account B and the Board of Directors of
American Skandia Life Assurance Corporation

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the American Skandia Life Assurance Corporation Variable Account B at December 31, 2005, and the results of its operations and the changes in its net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the American Skandia Life Assurance Corporation; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares at December 31, 2005 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion. The financial highlights included in note 7 relating to each of the two years in the period ended December 31, 2002 were audited by other auditors, whose report dated March 25, 2003 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
New York, New York
April 17, 2006



                                      A77